PROSPECTUS

[GRAPHIC]

PROSPECTUS

SEPTEMBER 30, 2005

CLASS A, CLASS B AND CLASS C


DOMESTIC EQUITY AND INCOME FUNDS
- ING BALANCED FUND
- ING EQUITY INCOME FUND

DOMESTIC EQUITY GROWTH FUNDS
- ING GROWTH FUND
- ING SMALL COMPANY FUND

DOMESTIC EQUITY INDEX FUNDS
- ING INDEX PLUS LARGECAP FUND
- ING INDEX PLUS MIDCAP FUND
- ING INDEX PLUS SMALLCAP FUND

DOMESTIC EQUITY VALUE FUND
- ING VALUE OPPORTUNITY FUND

STRATEGIC ALLOCATION FUNDS
- ING STRATEGIC ALLOCATION BALANCED FUND

- ING STRATEGIC ALLOCATION GROWTH FUND

- ING STRATEGIC ALLOCATION INCOME FUND

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE CLASS A, CLASS B AND CLASS C SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR
INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ING LOGO]

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                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]       INVESTMENT OBJECTIVE                    These pages contain a description
                                                        of each of our Funds included in this
[GRAPHIC]       PRINCIPAL INVESTMENT STRATEGIES         Prospectus, including each Fund's
                                                        investment objective, principal
[GRAPHIC]       RISKS                                   investment strategies and risks.

                                                        You'll also find:

[GRAPHIC]       HOW THE FUND HAS PERFORMED              HOW THE FUND HAS PERFORMED.
                                                        A chart that shows each Fund's
                                                        financial performance for the past
                                                        ten years (or since inception, if
                                                        shorter).

[GRAPHIC]       WHAT YOU PAY TO INVEST                  WHAT YOU PAY TO INVEST. A list of the
                                                        fees and expenses you pay -- both
                                                        directly and indirectly -- when you
                                                        invest in a Fund.

INTRODUCTION TO THE FUNDS                                                 1
FUNDS AT A GLANCE                                                         2

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                                         4
ING Equity Income Fund                                                    6

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                                           8
ING Small Company Fund                                                   10

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                                             12
ING Index Plus MidCap Fund                                               14
ING Index Plus SmallCap Fund                                             16

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund                                               18

STRATEGIC ALLOCATION FUNDS                                               20
ING Strategic Allocation Balanced Fund                                   23
ING Strategic Allocation Growth Fund                                     24
ING Strategic Allocation Income Fund                                     25


WHAT YOU PAY TO INVEST                                                   27

SHAREHOLDER GUIDE                                                        31

MANAGEMENT OF THE FUNDS                                                  40

MORE INFORMATION ABOUT RISKS                                             44

DIVIDENDS, DISTRIBUTIONS AND TAXES                                       48

FINANCIAL HIGHLIGHTS                                                     50

WHERE TO GO FOR MORE INFORMATION                                 Back Cover

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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

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                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY AND INCOME FUNDS
   ING's Domestic Equity and Income Funds seek income and growth of capital. They may be suitable INVESTMENTS IF YOU:
   -  want both regular income and the potential for capital appreciation; and
   - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

DOMESTIC EQUITY GROWTH FUNDS
   ING's Domestic Equity Growth Funds seek long-term growth of capital. They may be suitable INVESTMENTS IF YOU:
   -  are investing for the long-term -- at least several years; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY INDEX FUNDS
   ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.
   They may be suitable INVESTMENTS IF YOU:
   -  are investing for the long-term -- at least several years; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUND
   ING's Value Opportunity Fund seeks growth of capital.
   The Fund may be a suitable INVESTMENT IF YOU:
   -  are investing for the long-term -- at least several years; and
   - are willing to accept higher risk in exchange for the potential for long-term growth of capital.

STRATEGIC ALLOCATION FUNDS

   ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.
   They may be suitable INVESTMENTS IF YOU:
   -  are investing for the long-term -- at least five years.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                Introduction to the Funds      1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.

               FUND                                              INVESTMENT OBJECTIVE
               ---------------------------------------------------------------------------------------------------------------------
DOMESTIC       ING Balanced Fund                                 Maximize total return consistent with reasonable safety of
EQUITY AND     Adviser: ING Investments, LLC                     principal
INCOME FUNDS   Sub-Adviser: ING Investment Management Co.

               ING Equity Income Fund                            Long-term growth of capital and income
               Adviser: ING Investments, LLC
               Sub-Adviser: Wellington Management Company, LLP

DOMESTIC       ING Growth Fund                                   Growth of capital
EQUITY         Adviser: ING Investments, LLC
GROWTH         Sub-Adviser: ING Investment Management Co.
FUNDS
               ING Small Company Fund                            Growth of capital
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

DOMESTIC       ING Index Plus LargeCap Fund                      Outperform the total return performance of the Standard & Poor's
EQUITY INDEX   Adviser: ING Investments, LLC                     500 Composite Stock Price Index ("S&P 500 Index") while
FUNDS          Sub-Adviser: ING Investment Management Co.        maintaining a market level of risk

               ING Index Plus MidCap Fund                        Outperform the total return performance of the Standard & Poor's
               Adviser: ING Investments, LLC                     MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a
               Sub-Adviser: ING Investment Management Co.        market level of risk

               ING Index Plus SmallCap Fund                      Outperform the total return performance of the Standard & Poor's
               Adviser: ING Investments, LLC                     SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining
               Sub-Adviser: ING Investment Management Co.        a market level of risk

DOMESTIC       ING Value Opportunity Fund                        Growth of capital
EQUITY VALUE   Adviser: ING Investments, LLC
FUND           Sub-Adviser: ING Investment Management Co.

STRATEGIC      ING Strategic Allocation Balanced Fund            Total return (I.E., income and capital appreciation, both
ALLOCATION     Adviser: ING Investments, LLC                     realized and unrealized)
FUNDS          Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Growth Fund              Capital appreciation
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Income Fund              Total return consistent with preservation of capital
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

2     Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

               FUND                                        MAIN INVESTMENTS                   MAIN RISKS
               --------------------------------------------------------------------------------------------------------------------
DOMESTIC       ING Balanced Fund                           A mix of equity and debt           Price volatility and other risks that
EQUITY AND     Adviser: ING Investments, LLC               securities.                        accompany an investment in equity
INCOME FUNDS   Sub-Adviser: ING Investment Management Co.                                     securities. Credit, interest rate and
                                                                                              other risks that accompany an
                                                                                              investment in debt securities.

               ING Equity Income Fund                      Equity securities of large         Price volatility and other
               Adviser: ING Investments, LLC               dividend-paying U.S.               risks that accompany an investment
               Sub-Adviser: Wellington Management          companies.                         in equity securities and
               Company, LLP                                                                   dividend-paying companies.

DOMESTIC       ING Growth Fund                             Equity securities of large U.S.    Price volatility and other risks that
EQUITY         Adviser: ING Investments, LLC               companies believed to have growth  accompany an investment in growth-
GROWTH         Sub-Adviser: ING Investment Management Co.  potential.                         oriented equity securities.
FUNDS
               ING Small Company Fund                      Equity securities of small-sized   Price volatility and other risks that
               Adviser: ING Investments, LLC               U.S. companies believed to have    accompany an investment in equity
               Sub-Adviser: ING Investment Management Co.  growth potential.                  securities of growth-oriented and
                                                                                              small-sized companies. Particularly
                                                                                              sensitive to price swings during
                                                                                              periods of economic uncertainty.

DOMESTIC       ING Index Plus LargeCap Fund                Equity securities included in the  Price volatility and other risks that
EQUITY INDEX   Adviser: ING Investments, LLC               S&P 500 Index.                     accompany an investment in equity
FUNDS          Sub-Adviser: ING Investment Management Co.                                     securities.

               ING Index Plus MidCap Fund                  Equity securities included in the  Price volatility and other risks that
               Adviser: ING Investments, LLC               S&P MidCap 400 Index.              accompany an investment in equity
               Sub-Adviser: ING Investment Management Co.                                     securities.

               ING Index Plus SmallCap Fund                Equity securities included in the  Price volatility and other risks that
               Adviser: ING Investments, LLC               S&P SmallCap 600 Index.            accompany an investment in equity
               Sub-Adviser: ING Investment Management Co.                                     securities.

DOMESTIC       ING Value Opportunity Fund                  Equity securities of large U.S.    Price volatility and other risks that
EQUITY VALUE   Adviser: ING Investments, LLC               companies believed to be           accompany an investment in equity
FUND           Sub-Adviser: ING Investment Management Co.  undervalued.                       securities.

STRATEGIC      ING Strategic Allocation Balanced Fund      A mix of equity and debt           Price volatility and other risks that
ALLOCATION     Adviser: ING Investments, LLC               securities.                        accompany an investment in equity
FUNDS          Sub-Adviser: ING Investment Management Co.                                     securities. Credit, interest rate and
                                                                                              other risks that accompany an
                                                                                              investment in debt securities.

               ING Strategic Allocation Growth Fund        A mix of equity and debt           Price volatility and other risks that
               Adviser: ING Investments, LLC               securities.                        accompany an investment in equity
               Sub-Adviser: ING Investment Management Co.                                     securities. Credit, interest rate and
                                                                                              other risks that accompany an
                                                                                              investment in debt securities.

               ING Strategic Allocation Income Fund        A mix of equity and debt           Price volatility and other risks that
               Adviser: ING Investments, LLC               securities.                        accompany an investment in equity
               Sub-Adviser: ING Investment Management Co.                                     securities. Credit, interest rate and
                                                                                              other risks that accompany an
                                                                                              investment in debt securities.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        Funds at a Glance      3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING BALANCED FUND                                  ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

-  equities, such as common and preferred stocks;

-  debt, such as bonds, mortgage-related and other asset-backed securities;

-  U.S. government securities; and

-  money market instruments.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt, (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of assets specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities rated below BBB- by Standard & Poors ("S&P") or Baa3 by Moody's Investors Services Inc., ("Moody's") the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in convertible securities, foreign debt securities and derivatives.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION RISK -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given than the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

HIGH YIELD DEBT SECURITIES -- high yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher-quality securities, and this may have an adverse effect on the market values of certain securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

4     ING Balanced Fund

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                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995                 25.00
1996                 14.49
1997                 20.09
1998                 16.26
1999                 12.05
2000                 (1.34)
2001                 (4.83)
2002                (11.11)
2003                 18.01
2004                  8.44

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, began serving as sub-adviser.

            Best and worst quarterly performance during this period:

                        4th quarter 1998:  12.73%
                        3rd quarter 2002:  (9.46)%

    The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                      0.81%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the S&P 500 Index, the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and a composite index reflecting the combined performance of the S&P 500 Index and the LBAB Index ("Composite Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                       10 YEARS
                                                                            1 YEAR     5 YEARS    (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                              %            2.20       0.13            8.46
     Class A Return After Taxes on Distributions(2)              %            1.72      (0.93)           6.29
     Class A Return After Taxes on Distributions and Sale
      of Fund Shares(2)                                          %            1.82      (0.44)           6.18
     S&P 500 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                     %           10.88      (2.30)          12.07
     LBAB Index (reflects no deduction for fees, expenses,
      or taxes)(4)                                               %            4.34       7.71            7.72
     Composite Index (reflects no deduction for fees,
      expenses, or taxes)(5)                                     %            8.30       1.98           10.66
     Class B Return Before Taxes(6)                              %            2.61       0.21            2.44
     S&P 500 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                     %           10.88      (2.30)           1.13(7)
     LBAB Index (reflects no deduction for fees, expenses,
      or taxes)(4)                                               %            4.34       7.71            6.61(7)
     Composite Index (reflects no deduction for fees,
      expenses, or taxes)(5)                                     %            8.30       1.98            3.66(7)
     Class C Return Before Taxes(8)                              %            6.66       0.55            2.81
     S&P 500 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                     %           10.88      (2.30)           2.54(9)
     LBAB Index (reflects no deduction for fees, expenses,
      or taxes)(4)                                               %            4.34       7.31            6.48(9)
     Composite Index (reflects no deduction for fees,
      expenses, or taxes)(5)                                     %            8.30       1.98            4.52(9)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class B and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(4) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.
(5)  The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index.

(6) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 year and Life of Class returns.

(7) The Index returns for Class B shares are for the period beginning March 1, 1999.
(8)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(9) The Index returns for Class C shares are for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        ING Balanced Fund      5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING EQUITY INCOME FUND                        Wellington Management Company, LLP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that the Sub-Adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average P/E multiples. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in large dividend paying companies with market capitalizations over $2 billion. The Fund may also invest in small- and mid-sized companies. Within this context, the Fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. The Fund will be invested primarily in common stock but may also invest in convertible securities, rights, warrants and exchange traded funds. The Fund may invest up to 20% of its total assets in securities of foreign issuers including non-dollar denominated securities.

The Sub-Adviser will use a contrarian approach and will seek stocks that offer above average dividend yields, below average valuations and the potential of dividend increases in the future. The Sub-Adviser uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. At the time of investment, every equity security in which the Fund invests will generally pay a dividend or be expected to pay a dividend within twelve months. Portfolio construction is driven primarily by security selection.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may also invest in small- and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

VALUE MANAGEMENT -- following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

EXCHANGE-TRADED FUNDS ("ETFS") -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the price of an ETF may vary significantly from the ETF's underlying NAV. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

6     ING Equity Income Fund

                                                          ING EQUITY INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995                30.75
1996                26.79
1997                30.57
1998                14.58
1999                17.62
2000               (11.65)
2001               (18.81)
2002               (25.50)
2003                25.47
2004                11.49

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Effective March 1, 2004, Wellington Management Company, LLP began serving as sub-adviser to the Fund. Prior to March 1, 2004, ING Investment Management Co. served as sub-adviser.
(3) Effective March 1, 2004, the Fund changed its name from ING Growth and Income Fund to ING Equity Income Fund.

            Best and worst quarterly performance during this period:

                            4th quarter 1998: 19.30%
                            3rd quarter 2002: 16.37%

The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                      0.10%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell 1000(R) Value Index and the Russell 1000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                         10 YEARS
                                                                                1 YEAR     5 YEARS  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                   %           5.08      (6.76)          7.46
     Class A Return After Taxes on Distributions(2)                   %           4.75      (7.18)          4.95
     Class A Return After Taxes on Distributions and Sale
      of Fund Shares(2)                                               %           3.69      (5.76)          5.33
     Russell 1000(R) Value Index (reflects no deduction for
      fees, expenses, or taxes)(3)                                    %          16.49       5.27          13.82
     Russell 1000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(4)                                          %          11.40      (1.76)         12.16
     Class B Return Before Taxes(5)                                   %           5.74      (6.69)        (28.93)
     Russell 1000(R) Value Index (reflects no deduction for
      fees, expenses, or taxes)(3)                                    %          16.49       5.27           5.89(6)
     Russell 1000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(4)                                          %          11.40       1.76           1.70(6)
     Class C Return Before Taxes(7)                                   %           9.67      (6.36)         (2.36)
     Russell 1000(R) Value Index (reflects no deduction for
      fees, expenses, or taxes)(3)                                    %          16.49       5.27           5.67(8)
     Russell 1000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(4)                                          %          11.40       1.76           2.97(8)

(1) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class B and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.

(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(4) The Russell 1000(R) Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.
(5) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 year and Life of Class returns.

(6) The Index return for Class B shares is for the period beginning March 1, 1999.
(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(8) The Index return for Class C shares is for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                   ING Equity Income Fund      7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GROWTH FUND                                    ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests primarily in common stocks and securities convertible into common stock of large U.S. companies. The Sub-Adviser defines large companies as companies that have a market capitalization of at least $4 billion. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions.

In managing the Fund, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Fund may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in business momentum but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Fund may invest in derivative instruments and foreign securities.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may also invest in small- and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

8     ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995                33.38
1996                21.26
1997                21.88
1998                37.51
1999                34.71
2000               (12.83)
2001               (27.53)
2002               (29.21)
2003                29.88
2004                 6.68

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1998:  23.26%
                            1st quarter 2001: (23.66)%

    The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                     (1.38)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000(R) Growth Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                       10 YEARS
                                                                               1 YEAR   5 YEARS  (OR LIFE OF CLASS)(1)
       Class A Return Before Taxes(2)                                   %       0.55     (10.19)       7.55
       Class A Return After Taxes on Distributions(2)                   %       0.55     (10.78)       5.82
       Class A Return After Taxes on Distributions and Sale
        of Fund Shares(2)                                               %       0.37      (8.47)       5.91
       Russell 1000(R) Growth Index (reflects no deduction
        for fees, expenses, or taxes)(3)                                %       6.30      (9.29)       9.59
       Class B Return Before Taxes (4)                                  %       0.94     (10.11)      (4.11)
       Russell 1000(R) Growth Index (reflects no deduction
        for fees, expenses, or taxes)(3)                                %       6.30      (9.29)      (3.56)(5)
       Class C Return Before Taxes(6)                                   %       4.82      (9.83)      (1.95)
       Russell 1000(R) Growth Index (reflects no deduction
        for fees, expenses, or taxes)(3)                                %       6.30      (9.29)      (0.91)(7)

(1) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class B, and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The Russell 1000(R) Growth Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 Year and Life of Class returns.

(5) The Index return for Class B shares is for the period beginning March 1, 1999.
(6)  Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.
(7) The Index return for Class C shares is for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                          ING Growth Fund      9

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                             ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") or the Russell 2000(R) Index at the time of purchase, or if not included in either Index, have market capitalizations of between $44 million and $4.4 billion. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 and Russell 2000(R) Indices change. At June 30, 2005, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $4.4 billion. At June 30, 2005, the smallest company in the Russell 2000(R) Index had a market capitalization of $68 million and the largest company had a market capitalization of $3.2 billion.

In managing the Fund, the Sub-Adviser:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial and fundamental characteristics (for example, changes in earnings, return on equity and price to equity multiples of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

-  May invest, to a limited extent, in foreign stocks.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Fund invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities or may not favor equities at all.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

FOREIGN INVESTING-- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

DERIVATIVES-- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

10     ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995                47.11
1996                12.79
1997                32.26
1998                 1.12
1999                30.59
2000                 7.44
2001                 3.51
2002               (23.95)
2003                39.34
2004                13.72

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

            Best and worst quarterly performance during this period:

                           1st quarter 2000:  28.46%
                           3rd quarter 2002: (19.35)%

    The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                      0.52%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                     10 YEARS
                                                                             1 YEAR   5 YEARS  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                   %       7.18       4.78       13.85
     Class A Return After Taxes on Distributions(2)                   %       3.27     (14.28)       5.74
     Class A Return After Taxes on Distributions and Sale
      of Fund Shares(2)                                               %       2.12     (10.96)       5.77
     Russell 2000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      18.33       6.61       11.53
     Class B Return Before Taxes(4)                                   %       7.85       4.90       10.51
     Russell 2000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      18.33       6.61       10.53(5)
     Class C Return Before Taxes(6)                                   %      11.86       5.21        7.26
     Russell 2000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      18.33       6.61        6.98(7)

(1) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class B and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.

(3) The Russell 2000(R) Index is an unmanaged index that measures the performance of securities of small companies.
(4) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 Year and Life of Class returns.

(5) The Index return for Class B shares is for the period beginning March 1, 1999.
(6)  Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.
(7) The Index return for Class C shares is for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                   ING Small Company Fund     11

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large capitalization companies as companies that are included in the S&P 500 Index at the time of purchase and that have a market capitalization of at least $4 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500 Index changes. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES-- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

12     ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995
1996
1997
1998               32.12
1999               24.28
2000               (9.72)
2001              (14.22)
2002              (22.07)
2003               25.35
2004                9.98

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1998:  22.40%
                           3rd quarter 2002: (17.40)%

    The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                     (0.39)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                    10 YEARS
                                                                            1 YEAR   5 YEARS  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                   %       6.68      (4.19)       6.51
     Class A Return After Taxes on Distributions(2)                   %       6.54      (4.38)       5.74
     Class A Return After Taxes on Distributions and Sale
      of Fund Shares(2)                                               %       4.58      (3.61)       5.18
     S&P 500 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      10.88      (2.30)       7.24(4)
     Class B Return Before Taxes(5)                                   %       4.14      (4.70)      (0.56)
     S&P 500 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      10.88      (2.30)       1.13(6)
     Class C Return Before Taxes(7)                                   %       8.47      (4.08)       1.68
     S&P 500 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      10.88      (2.30)       2.54(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on February 3, 1997, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 3.00%.

(3) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Index return for Class A shares is for the period beginning February 1, 1997.

(5) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 Year and Life of Class returns.

(6) The Index return for Class B shares is for the period beginning March 1, 1999.
(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(8) The Index return for Class C shares is for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                            ING  Index Plus LargeCap Fund     13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2005, the smallest company in the S&P MidCap 400 Index had a market capitalization of $305 million and the largest company had a market capitalization of $11.5 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES RISK -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES-- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

14     ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995
1996
1997
1998
1999    15.38
2000    19.59
2001    (1.86)
2002   (12.63)
2003    31.58
2004    16.09

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  18.76%
                           3rd quarter 2002: (15.49)%

The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                      3.11%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                      10 YEARS
                                                                            1 YEAR     5 YEARS  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                   %      12.61       8.72         11.81
     Class A Return After Taxes on Distributions(2)                   %      12.53       7.57         10.10
     Class A Return After Taxes on Distributions and Sale
      of Fund Shares(2)                                               %       8.30       6.84          9.26
     S&P MidCap 400 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      16.48       9.54         12.05(4)
     Class B Return Before Taxes(5)                                   %      10.23       8.27         11.40
     S&P MidCap 400 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      16.48       9.54         12.49(6)
     Class C Return Before Taxes(7)                                   %      14.50       8.83         11.05
     S&P MidCap 400 Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      16.48       9.54         11.12(8)

(1) Class A, Class B and Class C shares commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 3.00%.
(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(4) The Index return for Class A shares is for the period beginning February 1, 1998.

(5) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 Year and Life of Class returns.

(6) The Index return for Class B shares is for the period beginning March 1, 1999.
(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 Year return.
(8) The Index return for Class C shares is for the period beginning July 1, 1998.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               ING Index Plus MidCap Fund     15

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2005, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $4.4 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative Instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES-- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

16     ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the fund and a broad measure of market performance for the same period. The fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995
1996
1997
1998
1999              9.94
2000              7.58
2001              2.97
2002            (12.56)
2003             35.50
2004             21.54

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  18.16%
                           3rd quarter 2002: (17.02)%

The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                      1.56%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                     10 YEARS
                                                                            1 YEAR     5 YEARS  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                   %      17.90       9.11          7.95
     Class A Return After Taxes on Distributions(2)                   %      16.99       8.90          7.79
     Class A Return After Taxes on Distributions and Sale
      of Fund Shares(2)                                               %      12.01       7.84          6.88
     S&P SmallCap 600 Index (reflects no deduction for
      fees, expenses, or taxes)(3)                                    %      22.65      11.60         10.66(4)
     Class B Return Before Taxes(5)                                   %      15.63       8.69         11.09
     S&P SmallCap 600 Index (reflects no deduction for
      fees, expenses, or taxes)(3)                                    %      22.65      11.60         15.26(6)
     Class C Return Before Taxes(7)                                   %      19.96       9.22          7.35
     S&P SmallCap 600 Index (reflects no deduction for
      fees, expenses, or taxes)(3)                                    %      22.65      11.60          9.85(8)

(1) Class A, Class B and Class C shares commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 3.00%.
(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $600 million.
(4) The Index return for Class A shares is for the period beginning February 1, 1998.

(5) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 year and Life of Class returns.

(6) The Index return for Class B shares is for the period beginning March 1, 1999.
(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(8) The Index return for Class C shares is for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus SmallCap Fund     17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks.

In managing the Fund, the Sub-Adviser may invest in companies of any size, although it tends to invest a majority of its assets in companies with a market capitalization greater than $1 billion. The Sub-Adviser focuses on investing in securities of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of large companies will change with market conditions. The equity securities in which the Fund may invest include common stocks and American Depositary Receipts ("ADRs").

Within this universe, the Sub-Adviser uses a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market and whose stock price does not adequately reflect its favorable fundamental characteristics, including a strong financial position, experienced management team, and a leading or growing competitive market position. The Sub-Adviser uses a quantitative screening process and fundamental analysis to determine which undervalued stocks appear to have a catalyst to increase share price. The Sub-Adviser will consider selling a security when company business momentum deteriorates, when price objectives are reached, or when better investment opportunities present themselves.

The Fund may invest the remaining 35% of its assets in other types of securities including foreign securities and securities of smaller companies.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

PENDING MERGER-- subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING MagnaCap Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING MagnaCap Fund contact a Shareholder Services Representative at 1-800-992-0180 or our website at www.ingfunds.com.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

FOREIGN INVESTING-- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs are subject to risks of foreign investments, and they may not always track the price of the underlying security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

18     ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995
1996
1997
1998
1999     19.29
2000      8.24
2001    (10.41)
2002    (26.11)
2003     23.78
2004      9.42

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  16.31%
                           3rd quarter 2002: (19.71)%

   The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                     (1.12)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell 1000(R) Value Index, and this Russell 1000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                     10 YEARS
                                                                            1 YEAR     5 YEARS  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                   %       3.13      (1.77)         3.65
     Class A Return After Taxes on Distributions(2)                   %       3.00      (2.65)         2.74
     Class A Return After Taxes on Distributions and Sale of Fund
      Shares(2)                                                       %       2.26      (1.86)         2.77
     Russell 1000(R) Value Index (reflects no deduction for
      fees, expenses, or taxes)(3)                                    %      16.49       5.27          7.30(4)
     Russell 1000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(5)                                          %      11.40      (1.76)         4.93(4)
     Class B Return Before Taxes(6)                                   %       3.63      (1.66)         2.35
     Russell 1000(R) Value Index (reflects no deduction for
      fees, expenses, or taxes)(3)                                    %      16.49       5.27          5.89(7)
     Russell 1000(R) Index (reflects no deduction for
      fees, expenses, or taxes)(5)                                    %      11.40      (1.76)         1.70(7)
     Class C Return Before Taxes(8)                                   %       7.61      (1.34)         2.53
     Russell 1000(R) Value Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                          %      16.49       5.27          5.67(9)
     Russell 1000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(5)                                          %      11.40      (1.76)         2.97(9)

(1) Class A, Class B and Class C shares commenced operations on February 2, 1998, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.

(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(4) The Index returns for Class A shares are for the period beginning February 1, 1998.
(5) The Russell 1000(R) Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This index is included as an additional comparison for fund performance.
(6) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and and 2.00% for the 5 year and Life of Class returns.

(7) The Index returns for Class B shares are for the period beginning March 1, 1999.
(8)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(9) The Index returns for Class C shares are for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                               ING Value Opportunity Fund     19

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                     ING Investment Management Co.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION INCOME FUND

INVESTMENT OBJECTIVES

ING Strategic Allocation Balanced Fund seeks to provide total return (I.E., income and capital appreciation, both realized and unrealized).

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Income Fund seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance. Under normal circumstances, the Fund invests a majority of its assets in income-producing securities, including dividend-paying domestic and international stocks.

Investors should consult with their investment professional to determine whether an ING Strategic Allocation Fund is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES

Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.

                                           ING                    ING                   ING
                                           STRATEGIC ALLOCATION   STRATEGIC ALLOCATION  STRATEGIC ALLOCATION
        ASSET CLASS                        BALANCED FUND(1)       GROWTH FUND           INCOME FUND(2)
        EQUITIES

        DOMESTIC STOCKS
        Range                                    0-75%                  10-100%                0-70%

        INTERNATIONAL STOCKS
        Range                                    0-10%                    0-20%                0-10%

        FIXED INCOME
        Range                                    0-70%                    0-40%               0-100%

        MONEY MARKET INSTRUMENTS
        Range                                    0-30%                    0-30%                0-30%

(1) ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.
(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 26 of this Prospectus.

                                                                     MORGAN STANLEY
                                                                     CAPITAL INTERNATIONAL                              91-DAY U.S.
                                                 RUSSELL 3000(R)     EUROPE, AUSTRALIA AND    LEHMAN BROTHERS(R)        TREASURY
    COMPOSITE INDEX                              INDEX               FAR EAST INDEX           AGGREGATE BOND INDEX      BILL RATE
    STRATEGIC ALLOCATION BALANCED COMPOSITE           55%                     5%                       35%                  5%
    STRATEGIC ALLOCATION GROWTH COMPOSITE             70%                    10%                       20%                  0%
    STRATEGIC ALLOCATION INCOME COMPOSITE             35%                     0%                       55%                 10%

20     ING Strategic Allocation Funds

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

PRINCIPAL INVESTMENT STRATEGIES

Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS

LARGE-CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2005, the market capitalization of the companies included on the S&P 500 Index was in excess of $540 million. In selecting large-capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- The Funds may invest a segment of their assets in small- and mid-capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500(R) Index. The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small-capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's Corporation. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The market capitalization range of each Index is reset monthly and will change with market/conditions as the range of the companies in each Index changes. At June 30, 2005, the market capitalization of the smallest company in the S&P MidCap 400 Index was 305 million and the largest company had a market capitalization of $11.5 billion. At June 30, 2005, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $44 million and the largest company had a market capitalization of $4.4 billion. At June 30, 2005 the market capitalization of the smallest company in the Russell 2500(R) Index was $68 million and the largest company had a market capitalization of $5.2 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The Sub-Adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED-INCOME SECURITIES

The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- Each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may use options and futures contracts involving securities, securities indices and interest rates. Each Fund may also invest in other investment companies, including exchange-traded funds ("ETFs"), HOLDRs and SPDRs to the extend permitted by the Investment Company Act of 1940.

Each Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                           ING Strategic Allocation Funds     21

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

ALLOCATION -- the success of each Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within these categories. Because each Fund's assets are allocated between equities, fixed-income securities and money market instruments, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. In addition, each asset type has risks that are somewhat unique and the performance of each Portfolio will vary to a greater or lesser extent depending on the size of the allocation.

PRICE VOLATILITY -- the value of each Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, each Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

CREDIT -- each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Each Fund may be subject to more credit risk than other funds because they may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Funds and may reduce returns for the Fund.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given than the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith a credit of the U.S. government have less credit risk.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Funds may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Funds.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in a Fund is available in the "More Information About Risks" section.

22     ING Strategic Allocation Funds

                                          ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995
1996
1997
1998             3.87
1999            10.14
2000            (1.00)
2001            (7.71)
2002           (10.48)
2003            18.56
2004             9.60

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(3) Effective October 1, 2002, the Fund changed its name from ING Crossroad Fund to ING Strategic Allocation Balanced Fund.

          Best and worst quarterly performance during this period:

                 2nd quarter 2003:      10.41%
                  3rd quarter 2002:    (11.59)%

The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                         0.44%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Balanced Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                       10 YEARS
                                                                        1 YEAR       5 YEARS    (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                            %            3.30         0.04                    3.55
     Class A Return After Taxes on Distributions(2)            %            2.99        (0.47)                   2.10
     Class A Return After Taxes on Distributions and Sale
      of Fund Shares(2)                                        %            2.33        (0.26)                   2.21
     Russell 3000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                   %           11.95        (1.16)                   7.46(4)
     Strategic Allocation Balanced Composite Index
      (reflects no deduction for fees, expenses, or taxes)(5)  %            9.16         3.86                    7.38(4)
     Class B Return Before Taxes(6)                            %            3.86         0.11                    2.30
     Russell 3000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                   %           11.95        (1.16)                   2.32(7)
     Strategic Allocation Balanced Composite Index (reflects
      no deduction for fees, expenses, or taxes)(5)            %            9.16         3.86                    4.31(7)
     Class C Return Before Taxes(8)                            %            7.91         0.50                    1.17
     Russell 3000(R) Index (reflects no deduction for fees,
      expenses, or taxes)(3)                                   %           11.95        (1.16)                   3.23(9)
     Strategic Allocation Balanced Composite Index
      (reflects no deduction for fees, expenses, or taxes)(5)  %            9.16         3.86                    4.83(9)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.

(3) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4)  The Index returns for Class A shares are for the period beginning
     February 1, 1997.
(5) The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(6) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 Year and Life of Class returns.

(7) The Index returns for Class B shares are for the period beginning March 1, 1999.
(8)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(9) The Index returns for Class C shares are for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Balanced Fund     23

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995
1996
1997
1998       4.28
1999      14.55
2000      (2.56)
2001     (12.31)
2002     (15.11)
2003      23.33
2004      11.70

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(3) Effective October 1, 2002, the Fund changed its name from ING Ascent Fund to ING Strategic Allocation Growth Fund.

           Best and worst quarterly performance during this period:

                2nd quarter 2003:       13.33%
                3rd quarter 2002:      (15.35)%

The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                         0.00%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Growth Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                10 YEARS
                                                                 1 YEAR       5 YEARS    (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                      %           5.28        (1.19)                   3.52
     Class A Return After Taxes on Distributions(2)      %           5.16        (1.47)                   1.89
     Class A Return After Taxes on Distributions and
      Sale of Fund Shares(2)                             %           3.66        (1.16)                   2.10
     Russell 3000(R) Index (reflects no deduction for
      fees, expenses, or taxes)(3)                       %          11.95        (1.16)                   7.46(4)
     Strategic Allocation Growth Composite Index
      (reflects no deduction for fees, expenses,
      or taxes)(5)                                       %          11.28         2.54                    7.57(4)
     Class B Return Before Taxes(6)                      %           5.88        (1.11)                   1.99
     Russell 3000(R) Index (reflects no deduction for
      fees, expenses, or taxes)(3)                       %          11.95        (1.16)                   2.32(7)
     Strategic Allocation Growth Composite Index
      (reflects no deduction for fees, expenses,
      or taxes)(5)                                       %          11.28         2.54                    3.61(7)
     Class C Return Before Taxes(8)                      %           9.78        (0.77)                   0.70
     Russell 3000(R) Index (reflects no deduction for
      fees, expenses, or taxes)(3)                       %          11.95        (1.16)                   3.23(9)
     Strategic Allocation Growth Composite Index
      (reflects no deduction for fees, expenses,
      or taxes)(5)                                       %          11.28         2.54                    4.24(9)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.

(3) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4)  The Index returns for Class A shares are for the period beginning
     February 1, 1997.
(5) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large-capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(6) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 Year and Life of Class returns.

(7) The Index returns for Class B shares are for the period beginning March 1, 1999.
(8)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(9) The Index returns for Class C shares are for the period beginning July 1, 1998.

24     ING Strategic Allocation Growth Fund

                                            ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

1995
1996
1997
1998       6.12
1999       7.16
2000       3.45
2001      (3.02)
2002      (5.36)
2003      12.93
2004       7.58

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(3) Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

            Best and worst quarterly performance during this period:

                     2nd quarter 2003:    6.59%
                     3rd quarter 2002:   (6.81)%

The Fund's Class A shares' year-to-date total return as of June 30, 2005:

                                         1.04%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                                    10 YEARS
                                                                     1 YEAR       5 YEARS    (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                             %        1.40         1.68                    4.09
     Class A Return After Taxes on Distributions(2)             %        0.91         0.85                    2.36
     Class A Return After Taxes on Distributions and Sale
      of Fund Shares(2)                                         %        1.07         0.93                    2.48
     LBAB Index (reflects no deduction for fees, expenses,
      or taxes)(3)                                              %        4.34         7.71                    7.70(4)
     Strategic Allocation Income Composite Index (reflects
      no deduction for fees, expenses, or taxes)(5)             %        6.71         4.71                    6.83(4)
     Class B Return Before Taxes(6)                             %        1.79         1.78                    3.20
     LBAB Index (reflects no deduction for fees, expenses,
      or taxes)(3)                                              %        4.34         7.71                    6.61(7)
     Strategic Allocation Income Composite Index (reflects no
      deduction for fees, expenses, or taxes)(5)                %        6.71         4.71                    5.10(7)
     Class C Return Before Taxes(8)                             %        5.76         2.13                    2.48
     LBAB Index (reflects no deduction for fees, expenses,
      or taxes)(3)                                              %        4.34         7.71                    6.48(9)
     Strategic Allocation Income Composite Index (reflects
      no deduction for fees, expenses, or taxes)(5)             %        6.71         4.71                    5.42(9)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(4)  The Index returns for Class A shares are for the period beginning
     February 1, 1997.
(5) The Strategic Allocation Income Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(6) Reflects deduction of deferred sales charge of 5.00% for the 1 year return and 2.00% for the 5 Year and Life of Class returns.

(7) The Index returns for Class B shares are for the period beginning March 1, 1999.
(8)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(9) The Index returns for Class C shares are for the period beginning July 1, 1998.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                     ING Strategic Allocation Income Fund     25

BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                          ASSET CLASS COMPARATIVE INDICES
----------------------------------------------------------------------------------------------
Domestic Stocks                      The Russell 3000(R) Index measures the performance of the
                                     3,000 largest U.S. companies based on total market
                                     capitalization, which represents approximately 98% of the
                                     investable U.S. equity market.

International Stocks                 The Morgan Stanley Capital International-Europe,
                                     Australia, Far East Index ("MSCI EAFE(R) Index") is a
                                     market value-weighted average of the performance of more
                                     than 900 securities listed on the stock exchange of
                                     countries in Europe, Australia and the Far East.

U.S. Dollar Bonds                    The Lehman Brothers(R) Aggregate Bond Index ("LBAB
                                     Index") is a widely recognized, unmanaged index of
                                     publicly issued fixed rate U.S. government, investment
                                     grade, mortgage-backed and corporate debt securities.

Cash Equivalents                     Three-month Treasury bills are U.S. government-backed
                                     short-term investments considered to be relatively
                                     risk-free, and equivalent to cash because their maturity
                                     is only three months.

26     Benchmark Indices

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY

                                                          CLASS A(1)     CLASS B      CLASS C
----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A %
 OF OFFERING PRICE)
Domestic Equity Index Funds                                     3.00(2)      none         none
All other Funds                                                 5.75(2)      none         none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE
 OR SALES PRICE, WHICHEVER IS LESS)
All Funds                                                       none(3)      5.00(4)      1.00(5)

(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.
(2)  Reduced for purchases of $50,000 and over. Please see page 33.
(3) A contingent deferred sales charge ("CDSC") of no more than 1.00% may be assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 33.
(4) Imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 33.
(5)  Imposed upon redemptions within 1 year from purchase. Please see page 33.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A

                                                          DISTRIBUTION                   TOTAL
                                                          AND SERVICE                     FUND         WAIVERS,
                                             MANAGEMENT     (12b-1)         OTHER      OPERATING    REIMBURSEMENTS       NET
FUND                                            FEE           FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)   EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ING Balanced                         %         0.80           0.25          0.28          1.33              --           1.33
ING Equity Income                    %         0.70           0.25          0.29          1.24              --           1.24(4)
ING Growth                           %         0.70           0.25          0.26          1.21              --           1.21
ING Small Company                    %         0.85           0.25          0.26          1.36              --           1.36
ING Index Plus LargeCap              %         0.45           0.25          0.23          0.93              --           0.93
ING Index Plus MidCap                %         0.45           0.25          0.29          0.99            0.01           1.00
ING Index Plus SmallCap              %         0.45           0.25          0.42          1.12           (0.12)          1.00
ING Value Opportunity                %         0.70           0.25          0.29          1.24            0.11           1.35
ING Strategic Allocation
Balanced                             %         0.80           0.25          0.24          1.29           (0.09)          1.20
ING Strategic Allocation
Growth                               %         0.80           0.25          0.34          1.39           (0.14)          1.25
ING Strategic Allocation
Income                               %         0.80           0.25          0.32          1.37           (0.22)          1.15

CLASS B

                                                          DISTRIBUTION                   TOTAL
                                                          AND SERVICE                     FUND         WAIVERS,
                                             MANAGEMENT     (12b-1)         OTHER      OPERATING    REIMBURSEMENTS       NET
FUND                                            FEE           FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)   EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ING Balanced                         %         0.80           1.00          0.28          2.08              --           2.08
ING Equity Income                    %         0.70           1.00          0.29          1.99              --           1.99(4)
ING Growth                           %         0.70           1.00          0.26          1.96              --           1.96
ING Small Company                    %         0.85           1.00          0.26          2.11              --           2.11
ING Index Plus LargeCap              %         0.45           1.00          0.23          1.68              --           1.68
ING Index Plus MidCap                %         0.45           1.00          0.29          1.74            0.01           1.75
ING Index Plus SmallCap              %         0.45           1.00          0.42          1.87           (0.12)          1.75
ING Value Opportunity                %         0.70           1.00          0.29          1.99            0.11           2.10
ING Strategic Allocation
Balanced                             %         0.80           1.00          0.24          2.04           (0.09)          1.95
ING Strategic Allocation
Growth                               %         0.80           1.00          0.34          2.14           (0.14)          2.00
ING Strategic Allocation
Income                               %         0.80           1.00          0.32          2.12           (0.22)          1.90

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                   What You Pay to Invest     27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C

                                                          DISTRIBUTION                   TOTAL
                                                          AND SERVICE                     FUND         WAIVERS,
                                             MANAGEMENT     (12b-1)         OTHER      OPERATING    REIMBURSEMENTS       NET
FUND                                            FEE           FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)   EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ING Balanced                         %             0.80           1.00          0.28        2.08                  --       2.08
ING Equity Income                    %             0.70           1.00          0.29        1.99                  --       1.99(4)
ING Growth                           %             0.70           1.00          0.26        1.96                  --       1.96
ING Small Company                    %             0.85           1.00          0.26        2.11                  --       2.11
ING Index Plus LargeCap              %             0.45           0.75          0.23        1.43                  --       1.43
ING Index Plus MidCap                %             0.45           0.75          0.29        1.49                0.01       1.50
ING Index Plus SmallCap              %             0.45           0.75          0.42        1.62               (0.12)      1.50
ING Value Opportunity                %             0.70           1.00          0.29        1.99                0.11       2.10
ING Strategic Allocation
Balanced                             %             0.80           1.00          0.24        2.04               (0.09)      1.95
ING Strategic Allocation
Growth                               %             0.80           1.00          0.34        2.14               (0.14)      2.00
ING Strategic Allocation
Income                               %             0.80           1.00          0.32        2.12               (0.22)      1.90

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.
(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund (except ING Growth Fund, ING Balanced Fund and ING Equity Income Fund), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through October 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.
(4) A portion of the brokerage commissions that ING Equity Income Fund paid is used to reduce the Fund's expenses. Including this reduction, the "Total Net Expenses" for the Fund for the year ended May 31, 2005 would have been 1.23% for Class A and 1.98% for Class B and Class C. This arrangement may be discontinued at any time.

28     What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLES

The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                1 YEAR      3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------------------
ING Balanced                                  $         703          972          1,262          2,084
ING Equity Income                             $         694          946          1,217          1,989
ING Growth                                    $         691          937          1,202          1,957
ING Small Company                             $         706          981          1,277          2,116
ING Index Plus LargeCap                       $         392          588            799          1,409
ING Index Plus MidCap(1)                      $         399          607            832          1,477
ING Index Plus SmallCap(1)                    $         399          634            887          1,612
ING Value Opportunity(1)                      $         705          956          1,227          1,998
ING Strategic Allocation Balanced(1)          $         690          952          1,234          2,035
ING Strategic Allocation Growth(1)            $         695          977          1,279          2,136
ING Strategic Allocation Income(1)            $         685          963          1,262          2,109

CLASS B

                                          IF YOU SELL YOUR SHARES                    IF YOU DON'T SELL YOUR SHARES
                                -------------------------------------------   -------------------------------------------
FUND                             1 YEAR     3 YEARS     5 YEARS    10 YEARS    1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------------------------
ING Balanced              $          711         952       1,319      2,219        211         652       1,119      2,219
ING Equity Income         $          702         924       1,273      2,123        202         624       1,073      2,123
ING Growth                $          699         915       1,257      2,091        199         615       1,057      2,091
ING Small Company         $          714         961       1,334      2,250        214         661       1,134      2,250
ING Index Plus LargeCap   $          671         830       1,113      1,788        171         530         913      1,788
ING Index Plus
MidCap(1)                 $          678         849       1,145      1,854        178         549         945      1,854
ING Index Plus
SmallCap(1)               $          678         876       1,200      1,985        178         576       1,000      1,985
ING Value
Opportunity(1)            $          713         935       1,283      2,132        213         635       1,083      2,132
ING Strategic
Allocation Balanced(1)    $          698         931       1,290      2,169        198         631       1,090      2,169
ING Strategic
Allocation Growth(1)      $          703         957       1,336      2,270        203         657       1,136      2,270
ING Strategic
Allocation Income(1)      $          693         943       1,319      2,243        193         643       1,119      2,243

(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                   What You Pay to Invest     29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS C

                                          IF YOU SELL YOUR SHARES                    IF YOU DON'T SELL YOUR SHARES
                                -------------------------------------------   -------------------------------------------
FUND                             1 YEAR     3 YEARS     5 YEARS    10 YEARS    1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------------------------
ING Balanced              $          311         652       1,119      2,410        211         652       1,119      2,410
ING Equity Income         $          302         624       1,073      2,317        202         624       1,073      2,317
ING Growth                $          299         615       1,057      2,285        199         615       1,057      2,285
ING Small Company         $          314         661       1,134      2,441        214         661       1,134      2,441
ING Index Plus LargeCap   $          246         452         782      1,713        146         452         782      1,713
ING Index Plus
MidCap(1)                 $          253         472         814      1,780        153         472         814      1,780
ING Index Plus
SmallCap(1)               $          253         499         870      1,912        153         499         870      1,912
ING Value
Opportunity(1)            $          313         635       1,083      2,326        213         635       1,083      2,326
ING Strategic
Allocation Balanced(1)    $          298         631       1,090      2,362        198         631       1,090      2,362
ING Strategic
Allocation Growth(1)      $          303         657       1,136      2,461        203         657       1,136      2,461
ING Strategic
Allocation Income(1)      $          293         643       1,119      2,434        193         643       1,119      2,434

(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

30     What You Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C. Certain Funds also offer Class I, Class O and Class R shares. Class I, Class O and Class R shares are not offered in this Prospectus.

CLASS A

-  Front-end sales charge, as described on the next page.

-  Distribution and service (12b-1) fees of 0.25%.

CLASS B

-  No front-end sales charge; all your money goes to work for you right away.

-  Distribution and service (12b-1) fees of 1.00%.

-  A contingent deferred sales charge ("CDSC"), as described on the page 33.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-  No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% for the Domestic Equity Index Funds and 1.00% for all other Funds.

-  A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

-  how long you plan to hold the Fund;

-  the amount of your investment;

- the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

-  whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares and Class C shares in excess of $100,000 and $1,000,000, respectively, will be declined.

Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares or Class C shares does not exceed the maximum of $100,000 or $1,000,000, respectively. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the correct share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional and review the prospectus for those funds.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

HOW ING COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     31

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc; AG Edwards & Sons; Charles Schwab & Co Inc; Citigroup; Directed Services Inc; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc; Linsco/ Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co; Pershing Sweep; Primevest Financial Services Inc; Raymond James Financial Services; RBC Dain Rauscher Inc; UBS Financial Services Inc; Wachovia Securities Inc; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

32     Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Domestic Equity Index Funds are sold subject to the following sales charge:

                                      DOMESTIC EQUITY INDEX FUNDS
                                    -------------------------------
                                    AS A % OF THE      AS A % OF NET
YOUR INVESTMENT                   OFFERING PRICE (3)    ASSET VALUE
Less than $50,000                        3.00              3.09
$50,000 - $99,999                        2.50              2.56
$100,000 - $249,999                      2.00              2.04
$250,000 - $499,999                      1.50              1.52
$500,000 - $999,999                      1.00              1.01
$1,000,000 and over                             See below

Class A shares of all of the other Funds offered in this Prospectus are sold subject to the following sales charge:

                                            ALL OTHER FUNDS
                                    -------------------------------
                                    AS A % OF THE     AS A % OF NET
YOUR INVESTMENT                   OFFERING PRICE (3)    ASSET VALUE
Less than $50,000                        5.75             6.10
$50,000 - $99,999                        4.50             4.71
$100,000 - $249,999                      3.50             3.63
$250,000 - $499,999                      2.50             2.56
$500,000 - $999,999                      2.00             2.04
$1,000,000 and over                             See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(3)  The term "offering price" includes the front-end sales charge.


INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                   PERIOD DURING WHICH
YOUR INVESTMENT                        CDSC            CDSC APPLIES
$1,000,000 - $2,499,999                1.00%             2 years
$2,500,000 - $4,999,999                0.50               1 year
$5,000,000 or greater                  0.25               1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (other than any of the Aetna Index Plus Funds) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                                          PERIOD DURING WHICH
YOUR INVESTMENT                            CDSC              CDSC APPLIES
$1,000,000 - $2,999,999                    1.00%               1st year
                                           0.50                2nd year
$3,000,000 - $19,999,999                   0.50                 2 years
$20 million or greater                     0.25                 2 years

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna Index Plus Funds at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                                           PERIOD DURING WHICH
YOUR INVESTMENT                              CDSC              CDSC APPLIES
$1,000,000 - $2,999,999                      0.50%                2 years
$3,000,000 - $19,999,999                     0.25                 2 years
$20 million or greater                       0.25                 2 years

Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase for shares of other ING Funds will be subject to the ING Funds' CDSC schedule, which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                              CDSC ON SHARES
YEARS AFTER PURCHASE                                            BEING SOLD
1st year                                                           5.00%
2nd year                                                           4.00
3rd year                                                           3.00
4th year                                                           3.00
5th year                                                           2.00
6th year                                                           1.00
After 6th year                                                     none

CLASS C DEFERRED SALES CHARGE

                                                             CDSC ON SHARES
YEARS AFTER PURCHASE                                            BEING SOLD
1st year                                                           1.00%
After 1st year                                                     none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Domestic Equity Index Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18-month CDSC.

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     33

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund, ING Classic Money Market Fund and ING Institutional Prime Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12.00% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12.00% annually.

- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA").

-  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a
Fund, you won't pay a CDSC if you reinvest any of the proceeds in the same share class within 90 days of the sale. You can invest up to the amount of the sale proceeds and we will credit your account with any CDSC paid in proportion to the amount reinvested. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

34     Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Funds are as follows:

-  Non-retirement accounts: $1,000

-  Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

Make your investment using the methods outlined in the table on the right.

The Funds and the Distributor, reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

-  Name;

-  Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a

[SIDENOTE]

                               INITIAL                                          ADDITIONAL
     METHOD                   INVESTMENT                                        INVESTMENT
BY CONTACTING     An investment professional with an           Visit or consult an investment professional.
YOUR INVESTMENT   authorized firm can help you establish and
PROFESSIONAL      maintain your account.

BY MAIL           Visit or consult an investment               Fill out the Account Additions form included on the
                  professional. Make your check payable to     bottom of your account statement along with your check
                  the ING Funds and mail it, along with a      payable to the ING Funds and mail them to the address on
                  completed Account Application. Please        the account statement. Remember to write your account
                  indicate your investment professional on     number on the check.
                  the New Account Application.

BY WIRE           Call the ING Operations Department at        Wire the funds in the same manner described under Initial
                  (800) 992-0180 and select Option 4 to        Investment.
                  obtain an account number and indicate your
                  investment professional on the account.

                  Instruct your bank to wire funds to the
                  Fund in the care of:

                  State Street Bank and Trust Company
                  ABA #101003621
                  Kansas City, MO
                  credit to: _______________
                  (the Fund)
                  A/C #751-8315; for
                  further credit to:
                  Shareholder
                  A/C # ____________________

                  A/C # you received
                  over the (elephone)
                  Shareholder Name:
                  __________________________
                  (Your Name Here)

                  After wiring funds you must complete the Account Application and send it to:

                  ING Funds
                  P.O. Box 219368
                  Kansas City, MO
                  64121-9368

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     35

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

36     Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-  Your account must have a current value of at least $10,000.

-  Minimum withdrawal amount is $100.

-  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

[SIDENOTE]

METHOD                                                  PROCEDURES
BY CONTACTING YOUR INVESTMENT     You may redeem shares by contacting your investment professional.
PROFESSIONAL                      Investment professionals may charge for their services in
                                  connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

BY MAIL                           Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is
                                  registered, and the dollar value or number of shares you wish to redeem to:

                                  ING Funds
                                  P.O. Box 219368
                                  Kansas City, MO 64121-9368

                                  If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE -- EXPEDITED         You may redeem shares by telephone on all accounts other than
REDEMPTION                        retirement accounts, unless you check the box on the Account
                                  Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services
                                  Representative at (800) 992-0180.

                                  RECEIVING PROCEEDS BY CHECK:

                                  You may have redemption proceeds (up to a maximum of $100,000)
                                  mailed to an address which has been on record with the ING Funds for at least 30 days.

                                  RECEIVING PROCEEDS BY WIRE:

                                  You may have redemption proceeds (subject to a minimum of $5,000)
                                  wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     37

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board). The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-  Securities of an issuer that has entered into a restructuring;

-  Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-  Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund without paying any additional sales charge, except that Class A shares of ING Aeltus Money Market Fund and ING Classic Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. The Funds may, on 60 days' prior written notice,

38     Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be based on the first date you acquired your shares in the ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     39

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2005, ING Investments managed over $39.2 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                                         MANAGEMENT FEE
ING Balanced                                                      0.80%
ING Equity Income                                                 0.70
ING Growth                                                        0.70
ING Small Company                                                 0.85
ING Index Plus LargeCap                                           0.45
ING Index Plus MidCap                                             0.45
ING Index Plus SmallCap                                           0.45
ING Value Opportunity                                             0.70
ING Strategic Allocation Balanced                                 0.80
ING Strategic Allocation Growth                                   0.80
ING Strategic Allocation Income                                   0.80


For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' annual shareholder report dated May 31, 2005.

SUB-ADVISERS

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for the ING Equity Income Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Funds' Board. The Fund and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Funds' Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change.

ING BALANCED FUND, ING GROWTH FUND, ING SMALL COMPANY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, ING VALUE OPPORTUNITY FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co., ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than ING Equity Income Fund). ING IM is responsible for managing the assets of each Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments.

As of June 30, 2005, ING IM managed approximately $57.6 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Prior to March 31, 2002, ING IM served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

ING BALANCED FUND

The following individuals share responsibility for the day-to-day management of the ING Balanced Fund:

The equity portion of the Fund has been managed by Hugh Whelan since 2004. Mr. Whelan has been with ING IM since 1989 and is Head of Quantitative Equities. Mr. Whelan previously served as a quantitative portfolio manager in ING IM's fixed income group specializing in corporate securities.

The fixed-income portion of the Fund has been managed by James B. Kauffmann since 2002. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment

40     Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund.

Mary Ann Fernandez has co-managed the overall asset allocation strategy of the Fund since 2005. She joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. She is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has co-managed the overall asset allocation strategy of the Fund since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

ING GROWTH FUND

The following individuals share responsible for the day-to-day management of the ING Growth Fund:

Kenneth Bragdon, Portfolio Manager, has been managing the Fund since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with ING IM.

Richard Welsh, Portfolio Manager, has co-managed the Fund since 2004. He joined ING in 2004 and has 15 years of investment management experience. Mr. Welsh was previously with Columbus Circle Investors since August of 2002, where he was senior investment analyst of their large-cap core and large-cap growth disciplines. Prior to that, Mr. Welsh was a portfolio manager with Evergreen Funds since August of 1999.

ING SMALL COMPANY FUND

The following individual is responsible for the day-to-day management or the ING Small Company Fund:

The Fund has been managed by Steve Salopek since July 2005. Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small cap growth assets.

ING INDEX PLUS FUNDS

ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS

The following individuals share responsibility for the day-to-day management of the ING Index Plus Funds:

Hugh T.M. Whelan, Portfolio Manager, has served as co-manager of ING Index Plus LargeCap Fund since March 2001 and as co-manager of ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has been with ING IM since 1989 and is head of Quantitative Equities. Mr. Whelan has been with ING IM since 1989 and previously served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.

Douglas Cote, Portfolio Manager, has served as co-manager of the ING Index Plus LargeCap, ING Index Plus MidCap and ING Index Plus SmallCap Funds since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.

ING VALUE OPPORTUNITY FUND

The following individual is responsible for the day-to-day management of the ING Value Opportunity Fund:

Scott Lewis, Portfolio Manager, joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis has managed the Fund since he joined ING IM and has been serving as the Fund Manager since December of 2004. Mr. Lewis joined ING from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.

STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION GROWTH, ING STRATEGIC ALLOCATION BALANCED AND ING STRATEGIC ALLOCATION INCOME FUNDS

The following individuals share responsibility for the day-to-day management of the Strategic Allocation Funds:

The Funds are managed by Mary Ann Fernandez, Portfolio Manager. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez has managed the Funds since 1996. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has co-managed the Funds since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                  Management of the Funds     41

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING EQUITY INCOME FUND
WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP ("Wellington Management" or "Sub-Adviser") serves as Sub-Adviser to ING Equity Income Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment-counseling firm that provides service to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. The principal address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. As of June 30, 2005, Wellington Management had approximately $484 billion in assets under management.

The following individuals are responsible for the day to day management of the ING Equity Income Fund.

Karen H. Grimes, CFA, has served as portfolio manager for the Fund since March 2004. Ms. Grimes is a Vice President of Wellington Management and has been an investment professional with the firm since 1995.

John R. Ryan, CFA, has been involved in portfolio management and securities analysis for the Fund since March 2004. Mr. Ryan, Senior Vice President and Managing Partner of Wellington Management, joined the firm as an investment professional in 1981.

PERFORMANCE OF SIMILAR EQUITY INCOME ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar equity income investment accounts managed by Wellington Management performed over various periods in the past.

The Wellington Management Equity Income Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary equity income accounts managed by Wellington Management. An account is included in the composite beginning with the first full month of eligibility. Each account in the composite has investment objectives, policies and strategies that are substantially similar to those of ING Equity Income Fund.

The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Value Index for the one-year, three-year, five-year and since inception periods ended June 30, 2005 and on an annual basis as of December 31 of each of the last 4 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how ING Equity Income Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                              (AS OF JUNE 30, 2005)

                                WELLINGTON       WELLINGTON
                              EQUITY INCOME     EQUITY INCOME
                               COMPOSITE (%)    COMPOSITE (%)   RUSSELL 1000
                                 (AT MAX          (WITH NO         VALUE
                             SALES CHARGE)(1)   SALES CHARGE)   INDEX(2) (%)
One Year                          3.93              10.27            14.06
Three Years                       4.27               6.35            11.00
Five Years                        6.68               7.95             6.56
Since Inception
(01/31/2000)                      6.23               7.40             5.84(3)

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                WELLINGTON
                              EQUITY INCOME
                               COMPOSITE (%)    RUSSELL 1000
                                 (WITH NO           VALUE
                               SALES CHARGE)    INDEX(2) (%)
2004                                  9.73           16.49
2003                                 21.25           30.03
2002                                (11.74)         (15.52)
2001                                  1.86           (5.59)


Year-to-date total return as of June 30, 2005 is 0.92% (includes no deduction for sales charge).

(1) Reflects the deduction of maximum applicable Class A sales charges of 5.75%.
(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.
(3)  The Index return is for the period beginning February 1, 2000.

Except to the extent performance has been adjusted to reflect the operating costs and maximum Class A sales charge of ING Equity Income Fund, the performance reflected in the Wellington Management Composite has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS(R)"), the U.S. and Canadian version of the Global Investment Performance Standards ("GIPS(R)"), which differ from the method used by the SEC.

The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The gross total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables were adusted to reflect the deduction of net operating expenses for Class A shares of ING Equity Income Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The first column of performance numbers under the Average Annual Total Return table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING Equity Income Fund (5.75%) from a hypothetical investment made in the first year of the one, three, five, and ten-year periods, respectively. The Annual Total Return table for the Wellington

42     Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Management Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code ("Code"). Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Wellington Management Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Fund.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                  Management of the Funds     43

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING VALUE OPPORTUNITY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND AND ING SMALL COMPANY FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES (ALL FUNDS EXCEPT ING VALUE OPPORTUNITY FUND AND ING EQUITY INCOME
FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which a Fund may invest include futures contracts and options and swaps.

FUTURES CONTRACTS AND OPTIONS: The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: ING Strategic Allocation Growth, ING Strategic Allocation Balanced and ING Strategic Allocation Income Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap

44     More Information About Risks
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                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

FOREIGN SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, AND ING INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.

HIGH YIELD DEBT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND). Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.

MORTGAGE-RELATED SECURITIES (ING BALANCED, ING STRATEGIC ALLOCATION BALANCED, ING STRATEGIC ALLOCATION GROWTH AND ING STRATEGIC ALLOCATION INCOME FUNDS). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

OTHER INVESTMENT COMPANIES (ING EQUITY INCOME FUND AND ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND). To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                            More Information About Risks      45

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

not develop or be maintained or (ii) trading may be halted in the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

REPURCHASE AGREEMENTS (ING STRATEGIC BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC INCOME FUND). Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

U.S. GOVERNMENT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, ING SMALL COMPANY FUND, ING VALUE OPPORTUNITY FUND, AND ING EQUITY INCOME FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

46     More Information About Risks

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EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds (other than the ING Strategic Allocation Funds) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

INDEX STRATEGY. Certain Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     47

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Each Fund pays dividends, if any, as follows:

ANNUALLY(1)                             SEMI-ANNUALLY(2)
-----------                             ----------------
ING Growth Fund                         ING Balanced Fund
ING Small Company Fund                  ING Equity Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Value Opportunity Fund
ING Strategic Allocation
   Balanced Fund
ING Strategic Allocation
   Growth Fund
ING Strategic Allocation
   Income Fund

(1)  Distributions are normally expected to consist primarily of capital gains.

(2)  Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B or Class C shares of a Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by a Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are

48     Dividends, Distributions and Taxes

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                       Dividends, Distributions and Taxes     49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class A, Class B and Class C shares' financial performance for the past five years or, if shorter, the period of each class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

50     Financial Highlights

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                         CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                             YEAR ENDED MAY 31,             ENDED          YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       11.66       10.84      11.07          11.02         14.08          13.72
 Income (loss) from investment operations:
 Net investment income                           $        0.18        0.13       0.11           0.08          0.21           0.35
 Net realized and unrealized gain (loss)
 on investments                                  $        0.81        0.88      (0.24)          0.12         (1.83)          0.82
 Total from investment operations                $        0.99        1.01      (0.13)          0.20         (1.62)          1.17
 Less distributions from:
 Net investment income                           $        0.18        0.19       0.10           0.15          0.23           0.27
 Net realized gains on
 investments                                     $        0.12          --         --             --          1.21           0.54
 Total distributions                             $        0.30        0.19       0.10           0.15          1.44           0.81
 Net asset value, end of period                  $       12.35       11.66      10.84          11.07         11.02          14.08
 TOTAL RETURN(2)                                 %        8.60        9.38      (1.15)          1.82        (12.36)          8.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of
 period (000's)                                  $      67,177      70,237     59,826         45,221        33,860         35,564
 Ratios to average net assets:
 Expenses(3)                                     %        1.33        1.32       1.42           1.39          1.35           1.31
 Net investment
 income(3)                                       %        1.48        1.11       1.11           1.31          1.81           1.99
 Portfolio turnover rate                         %         289         302        379            118           180            242

                                                                                         CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                             YEAR ENDED MAY 31,             ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       11.51       10.75      11.02          10.97         14.02          13.69
 Income (loss) from investment operations:
 Net investment income                           $        0.09*       0.04       0.03           0.04          0.12           0.27
 Net realized and unrealized gain (loss)
 on investments                                  $        0.80        0.87      (0.23)          0.12         (1.83)          0.80
 Total from investment operations                $        0.89        0.91      (0.20)          0.16         (1.71)          1.07
 Less distributions from:
 Net investment income                           $        0.07        0.15       0.07           0.11          0.13           0.20
 Net realized gains on investments               $        0.12          --         --             --          1.21           0.54
 Total distributions                             $        0.19        0.15       0.07           0.11          1.34           0.74
 Net asset value, end of period                  $       12.21       11.51      10.75          11.02         10.97          14.02
 TOTAL RETURN(2)                                 %        7.79        8.51      (1.84)          1.45        (13.10)          8.01

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      20,900      13,899      3,099          1,670         1,312          1,130
 Ratios to average net assets:
 Expenses(3)                                     %        2.08        2.07       2.17           2.14          2.10           2.06
 Net investment income(3)                        %        0.72        0.35       0.40           0.56          1.06           1.24
 Portfolio turnover rate                         %         289         302        379            118           180            242
---------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                        ING Balanced Fund     51

ING BALANCED FUND (CONTINUED)                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                             YEAR ENDED MAY 31,             ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       11.50       10.71      10.99          10.94         13.96          13.63
 Income (loss) from investment operations:
 Net investment income                           $        0.08        0.04       0.03           0.03          0.13           0.24
 Net realized and
 unrealized gain (loss)
 on investments                                  $        0.81        0.87      (0.24)          0.13         (1.83)          0.81
 Total from investment operations                $        0.89        0.91      (0.21)          0.16         (1.70)          1.05
 Less distributions from:
 Net investment income                           $        0.05        0.12       0.07           0.11          0.11           0.18
 Net realized gains on investments               $        0.12          --         --             --          1.21           0.54
 Total distributions                             $        0.17        0.12       0.07           0.11          1.32           0.72
 Net asset value, end of period                  $       12.22       11.50      10.71          10.99         10.94          13.96
 TOTAL RETURN(2)                                 %        7.75        8.59      (1.94)          1.47        (13.09)          7.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       4,730       4,270      2,877          2,050         1,829          2,185
 Ratios to average net assets:
 Expenses(3)                                     %        2.08        2.07       2.17           2.14          2.10           2.06
 Net investment income(3)                        %        0.73        0.36       0.35           0.56          1.06           1.24
 Portfolio turnover rate                         %         289         302        379            118           180            242
---------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

52     ING Balanced Fund

ING EQUITY INCOME FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                         CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                             YEAR ENDED MAY 31,             ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        9.38        8.12       9.45           9.49         14.18          16.68
 Income (loss) from investment operations:
 Net investment income                           $        0.17        0.06       0.04           0.01          0.02           0.04
 Net realized and unrealized gain (loss)
 on investments                                  $        0.80        1.22      (1.32)         (0.04)        (3.96)          0.49
 Total from investment operations                $        0.97        1.28      (1.28)         (0.03)        (3.94)          0.53
 Less distributions from:
 Net investment income                           $        0.20        0.02       0.05           0.01          0.01           0.03
 Net realized gains on investments               $          --          --         --             --          0.74           3.00
 Total distributions                             $        0.20        0.02       0.05           0.01          0.75           3.03
 Net asset value, end of period                  $       10.15        9.38       8.12           9.45          9.49          14.18
 TOTAL RETURN(2)                                 %       10.47       15.77     (13.58)         (0.28)       (29.07)          3.50

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                $      55,672      58,263     52,182         62,062        63,821         92,407
 Ratios to average net assets:
 Net expenses after brokerage
 commission recapture(3)                         %        1.23        1.15       1.18           1.16          1.11           1.08
 Gross expenses prior to brokerage
 commission recapture                            %        1.24        1.15       1.18           1.16          1.11           1.08
 Net investment income after brokerage
 commission recapture(3)                         %        1.64        0.71       0.47           0.10          0.13           0.08
 Portfolio turnover rate                         %          31         213        225            132           194            167

                                                                                         CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                             YEAR ENDED MAY 31,             ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        9.24        8.03       9.37           9.44         14.11          16.66
 Income (loss) from investment operations:
 Net investment income (loss)                    $        0.07        0.01      (0.02)         (0.05)        (0.07)          0.01
 Net realized and unrealized gain (loss)
 on investments                                  $        0.81        1.20      (1.32)         (0.02)        (3.95)          0.41
 Total from investment operations                $        0.88        1.21      (1.34)         (0.07)        (4.02)          0.42
 Less distributions from:
 Net investment income                           $        0.12          --       0.00*            --            --             --
 Net realized gains on investments               $          --          --         --             --          0.65           2.97
 Total distributions                             $        0.12          --       0.00*            --          0.65           2.97
 Net asset value, end of period                  $       10.00        9.24       8.03           9.37          9.44          14.11
 TOTAL RETURN(2)                                         %9.62       15.07     (14.26)         (0.74)       (29.59)          2.72

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                $       7,796       4,192      1,027            611           683            920
 Ratios to average net assets:
 Net expenses after brokerage
 commission recapture(3)                         %        1.98        1.90       1.93           1.91          1.86           1.83
 Gross expenses prior to brokerage
 commission recapture                            %        1.99        1.90       1.93           1.91          1.86           1.83
 Net investment income (loss) after brokerage
 commission recapture(3)                         %        0.87        0.20      (0.28)         (0.65)        (0.62)         (0.67)
 Portfolio turnover rate                         %          31         213        225            132           194            167
---------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                   ING Equity Income Fund     53

ING EQUITY INCOME FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                           YEAR ENDED MAY 31,              ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        9.20        8.00       9.33           9.40         14.04          16.59
 Income (loss) from investment operations:
 Net investment income (loss)                    $        0.07       (0.00)*    (0.02)         (0.01)        (0.09)          0.01
 Net realized and unrealized gain (loss)
 on investments                                  $        0.80        1.20      (1.31)         (0.06)        (3.91)          0.41
 Total from investment operations                $        0.87        1.20      (1.33)         (0.07)        (4.00)          0.42
 Less distributions from:
 Net investment income                           $        0.11          --       0.00*            --            --             --
 Net realized gains on investments               $          --          --         --             --          0.64           2.97
 Total distributions                             $        0.11          --       0.00*            --          0.64           2.97
 Net asset value, end of period                  $        9.96        9.20       8.00           9.33          9.40          14.04
 TOTAL RETURN(2)                                 %        9.55       15.00     (14.22)         (0.74)       (29.59)          2.72

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                $       2,035       1,283        968          1,327           946          2,209
 Ratios to average net assets:
 Net expenses after brokerage
 commission recapture(3)                         %        1.98        1.90       1.93           1.91          1.86           1.83
 Gross expenses prior to brokerage
 commission recapture                            %        1.99        1.90       1.93           1.91          1.86           1.83
 Net investment income (loss) after brokerage
 commission recapture(3)                         %        0.89       (0.02)     (0.28)         (0.70)        (0.62)         (0.67)
 Portfolio turnover rate                         %          31         213        225            132           194            167
---------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

*    Amount is less than $0.01 per share.

54     ING Equity Income Fund

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                         CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                           YEAR ENDED MAY 31,              ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       11.36        9.97      11.21          11.66         22.50          22.15
 Income (loss) from investment operations:
 Net investment income (loss)                    $        0.02       (0.04)     (0.04)         (0.05)        (0.07)         (0.03)
 Net realized and unrealized gain (loss)
 on investments                                  $        0.67        1.43      (1.20)         (0.40)        (8.21)          3.42
 Total from investment operations                $        0.69        1.39      (1.24)         (0.45)        (8.28)          3.39
 Less distributions from:
 Net realized gains on investments               $          --          --         --             --          2.56           3.04
 Total distributions                             $          --          --         --             --          2.56           3.04
 Net asset value, end of period                  $       12.05       11.36       9.97          11.21         11.66          22.50
 TOTAL RETURN(2)                                 %        6.07       13.94     (11.06)         (3.86)       (40.71)         16.34

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                $      54,825      64,570     66,514         82,011        85,409        122,415
 Ratios to average net assets:
 Expenses(3)                                     %        1.21        1.18       1.24           1.21          1.16           1.12
 Net investment income (loss)(3)                 %        0.19       (0.35)     (0.38)         (0.67)        (0.53)         (0.34)
 Portfolio turnover rate                         %         140         147        197            143           199            183

                                                                                         CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                             YEAR ENDED MAY 31,             ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       11.26        9.95      11.28          11.79         22.71          22.40
 Income (loss) from investment operations:
 Net investment loss                             $       (0.07)      (0.10)     (0.08)         (0.10)        (0.20)         (0.03)
 Net realized and unrealized gain (loss)
 on investments                                  $        0.67        1.41      (1.25)         (0.41)        (8.29)          3.30
 Total from investment operations                $        0.60        1.31      (1.33)         (0.51)        (8.49)          3.27
 Less distributions from:
 Net realized gains on investments               $          --          --         --             --          2.43           2.96
 Total distributions                             $          --          --         --             --          2.43           2.96
 Net asset value, end of period                  $       11.86       11.26       9.95          11.28         11.79          22.71
 TOTAL RETURN(2)                                 %        5.33       13.17     (11.79)         (4.32)       (41.11)         15.46

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                $       6,720       7,054      3,965          2,988         3,213          5,710
 Ratios to average net assets:
 Expenses(3)                                     %        1.96        1.93       1.99           1.96          1.91           1.87
 Net investment loss(3)                          %       (0.57)      (1.08)     (1.13)         (1.42)        (1.28)         (1.09)
 Portfolio turnover rate                         %         140         147        197            143           199            183
---------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                          ING Growth Fund     55

ING GROWTH FUND (CONTINUED)                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                           YEAR ENDED MAY 31,              ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       11.15        9.85      11.18          11.68         22.55          22.25
 Income (loss) from investment operations:
 Net investment loss                             $       (0.07)      (0.12)     (0.10)         (0.11)        (0.20)         (0.03)
 Net realized and unrealized gain (loss)
 on investments                                  $        0.66        1.42      (1.23)         (0.39)        (8.23)          3.27
 Total from investment operations                $        0.59        1.30      (1.33)         (0.50)        (8.43)          3.24
 Less distributions from:
 Net realized gains on investments               $          --          --         --             --          2.44           2.94
 Total distributions                             $          --          --         --             --          2.44           2.94
 Net asset value, end of period                  $       11.74       11.15       9.85          11.18         11.68          22.55
 TOTAL RETURN(2)                                 %        5.29       13.20     (11.90)         (4.28)       (41.14)         15.47

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                $       2,131       2,444      1,662          1,893         2,268          3,857
 Ratios to average net assets:
 Expenses(3)                                     %        1.96        1.93       1.99           1.96          1.91           1.87
 Net investment loss(3)                          %       (0.55)      (1.08)     (1.13)         (1.42)        (1.28)         (1.09)
 Portfolio turnover rate                         %         140         147        197            143           199            183
---------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

56     ING Growth Fund

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                         CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                             YEAR ENDED MAY 31,             ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       15.13       12.06      13.70          12.74         14.80          12.11
 Income (loss) from investment operations:
 Net investment income (loss)                    $       (0.01)       0.00*     (0.01)         (0.03)         0.03           0.02
 Net realized and unrealized gain (loss)
 on investments                                  $        1.34        3.07      (1.63)          1.00         (1.30)          3.62
 Total from investment operations                $        1.33        3.07      (1.64)          0.97         (1.27)          3.64
 Less distributions from:
 Net investment income                           $          --          --         --           0.01          0.05           0.01
 Net realized gains on investments               $          --          --         --             --          0.74           0.94
 Total distributions                             $          --          --         --           0.01          0.79           0.95
 Net asset value, end of period                  $       16.46       15.13      12.06          13.70         12.74          14.80
 TOTAL RETURN(2)                                 %        8.79       25.46     (11.97)          7.64         (8.66)         31.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      92,363     123,834     92,176        101,892        69,074         61,682
 Ratios to average net assets:
 Expenses(3)(4)                                  %        1.36        1.28       1.38           1.32          1.34           1.35
 Net investment income (loss)(3)(4)              %       (0.07)      (0.03)     (0.08)         (0.37)         0.25           0.21
 Portfolio turnover rate                         %          47         123        322            200           257            333
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                             YEAR ENDED MAY 31,             ENDED         YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                       2005         2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       15.16       12.17      13.93          13.00         15.12          12.37
 Income (loss) from investment operations:
 Net investment income (loss)                    $       (0.12)      (0.09)     (0.10)         (0.06)        (0.07)          0.01
 Net realized and unrealized gain (loss)
 on investments                                  $        1.33        3.08      (1.66)          0.99         (1.33)          3.61
 Total from investment operations                $        1.21        2.99      (1.76)          0.93         (1.40)          3.62
 Less distributions from:
 Net realized gains on investments               $          --          --         --             --          0.72           0.87
 Total distributions                             $          --          --         --             --          0.72           0.87
 Net asset value, end of period                  $       16.37       15.16      12.17          13.93         13.00          15.12
 TOTAL RETURN(2)                                 %        7.98       24.57     (12.63)          7.15         (9.37)         30.51

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       6,783       6,234      2,048          1,890         1,173          1,246
 Ratios to average net assets:
 Expenses(3)(4)                                  %        2.11        2.03       2.13           2.07          2.09           2.10
 Net investment loss(3)(4)                       %       (0.77)      (0.84)     (0.83)         (1.11)        (0.50)         (0.54)
 Portfolio turnover rate                         %          47         123        322            200           257            333
---------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                   ING Small Company Fund     57

ING SMALL COMPANY FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                            YEAR ENDED MAY 31,              ENDED        YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                        2005        2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       15.08       12.11      13.88          12.95         15.04          12.32
 Income (loss) from investment operations:
 Net investment income (loss)                    $       (0.13)      (0.11)     (0.10)         (0.12)        (0.08)          0.02
 Net realized and unrealized gain (loss)
 on investments                                  $        1.33        3.08      (1.67)          1.05         (1.32)          3.59
 Total from investment operations                $        1.20        2.97      (1.77)          0.93         (1.40)          3.61
 Less distributions from:
 Net investment income                           $          --          --         --             --            --             --
 Net realized gains on investments               $          --          --         --             --          0.69           0.89
 Total distributions                             $          --          --         --             --          0.69           0.89
 Net asset value, end of period                  $       16.28       15.08      12.11          13.88         12.95          15.04
 TOTAL RETURN(2)                                 %        7.96       24.53     (12.75)          7.18         (9.39)         30.54

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       3,825       3,855      2,270          3,369         4,040          6,736
 Ratios to average net assets:
 Expenses(3)(4)                                  %        2.11        2.03       2.13           2.07          2.09           2.10
 Net investment loss(3)(4)                       %       (0.78)      (0.80)     (0.83)         (1.09)        (0.50)         (0.54)
 Portfolio turnover rate                         %          47         123        322            200           257            333
---------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount less than $0.01 per share.

58     ING Small Company Fund

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                        CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                            YEAR ENDED MAY 31,              ENDED        YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                        2005        2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       14.19       12.27      13.68          13.72         18.64          17.36
 Income (loss) from investment operations:
 Net investment income                           $        0.16        0.10       0.10           0.05          0.09           0.06
 Net realized and unrealized gain (loss)
 on investments                                  $        1.02        1.91      (1.40)          0.00*        (4.96)          1.28
 Total from investment operations                $        1.18        2.01      (1.30)          0.05         (4.87)          1.34
 Less distributions from:
 Net investment income                           $        0.16        0.09       0.11           0.09          0.05           0.06
 Net realized gain from investments              $          --          --         --             --            --             --
 Total distributions                             $        0.16        0.09       0.11           0.09          0.05           0.06
 Net asset value, end of period                  $       15.21       14.19      12.27          13.68         13.72          18.64
 TOTAL RETURN(2)                                 %        8.33       16.40      (9.48)          0.34        (26.19)          7.74

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $     259,323     265,436    207,230        183,379       173,369        187,566
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment (3)(4)                 %        0.93        0.94       0.95           0.94          0.91           0.91
 Gross expenses prior to expense
 reimbursement/recoupment(3)                     %        0.93        0.93       0.97           0.94          0.91           0.91
 Net investment income after
 reimbursement/recoupment(3)(4)                  %        1.08        0.76       0.88           0.56          0.58           0.31
 Portfolio turnover rate                         %          78          79        112             87           117            104

                                                                                        CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                            YEAR ENDED MAY 31,              ENDED        YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                        2005        2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       14.11       12.21      13.59          13.60         18.57          17.37
 Income (loss) from investment operations:
 Net investment income (loss)                    $        0.05       (0.01)      0.02          (0.02)        (0.03)          0.01
 Net realized and unrealized gain (loss)
 on investments                                  $        1.00        1.92      (1.40)          0.01         (4.94)          1.19
 Total from investment operations                $        1.05        1.91      (1.38)         (0.01)        (4.97)          1.20
 Less distributions from:
 Net investment income                           $        0.04        0.01       0.00*            --            --             --
 Total distributions                             $        0.04        0.01       0.00*            --            --             --
 Net asset value, end of period                  $       15.12       14.11      12.21          13.59         13.60          18.57
 TOTAL RETURN(2)                                 %        7.45       15.61     (10.14)         (0.07)       (26.76)          6.91

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      37,706      37,382     24,228         27,672        28,933         32,666
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                  %        1.68        1.69       1.70           1.69          1.66           1.66
 Gross expenses prior to expense
 reimbursement/recoupment(3)                     %        1.68        1.68       1.72           1.69          1.66           1.66
 Net investment income (loss) after
 reimbursement/recoupment(3)(4)                  %        0.34       (0.01)      0.13          (0.19)        (0.17)         (0.44)
 Portfolio turnover rate                         %          78          79        112             87           117            104
---------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus LargeCap Fund     59

ING INDEX PLUS LARGECAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                            YEAR ENDED MAY 31,              ENDED        YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                        2005        2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       14.19       12.27      13.64          13.64         18.57          17.33
 Income (loss) from investment operations:
 Net investment income                           $        0.10        0.03       0.05           0.02          0.03             --
 Net realized and unrealized gain (loss)
 on investments                                  $        1.00        1.91      (1.40)         (0.02)        (4.96)          1.24
 Total from investment operations                $        1.10        1.94      (1.35)          0.00*        (4.93)          1.24
 Less distributions from:
 Net investment income                           $        0.07        0.02       0.02             --            --             --
 Net realized gain from investments                         --          --         --             --            --             --
 Total distributions                             $        0.07        0.02       0.02             --            --             --
 Net asset value, end of period                  $       15.22       14.19      12.27          13.64         13.64          18.57
 TOTAL RETURN(2)                                 %        7.77       15.86      (9.88)          0.00        (26.55)          7.17

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      17,146      18,846     16,434         23,267        27,742         51,143
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                  %        1.43        1.44       1.45           1.44          1.41           1.41
 Gross expenses prior to expense
 reimbursement/recoupment(3)                     %        1.43        1.43       1.46           1.44          1.41           1.41
 Net investment income (loss) after
 reimbursement/recoupment(3)(4)                  %        0.58        0.25       0.37           0.07          0.08          (0.19)
 Portfolio turnover rate                         %          78          79        112             87           117            104
---------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount is less than $0.01 per share.

60     ING Index Plus LargeCap Fund

ING INDEX PLUS MIDCAP FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                        CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                            YEAR ENDED MAY 31,              ENDED        YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                        2005        2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       14.45       11.64      12.92          10.98         14.72          12.66
 Income (loss) from investment operations:
 Net investment income                           $        0.04        0.03       0.02           0.01          0.03           0.03
 Net realized and unrealized gain (loss)
 on investments                                  $        1.84        2.79      (1.20)          1.96         (1.73)          3.86
 Total from investment operations                $        1.88        2.82      (1.18)          1.97         (1.70)          3.89
 Less distributions from:
 Net investment income                           $        0.02        0.01         --           0.03          0.02           0.05
 Net realized gain from investments              $        0.06          --       0.10             --          2.02           1.78
 Total distributions                             $        0.08        0.01       0.10           0.03          2.04           1.83
 Net asset value, end of period                  $       16.25       14.45      11.64          12.92         10.98          14.72
 TOTAL RETURN(2)                                 %       13.01       24.27      (9.10)         17.94        (12.79)         35.14

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $     155,222     120,295     55,636         41,127        18,805         10,999
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                  %        1.00        1.00       0.99           1.00          1.00           1.00
 Gross expenses prior to expense
 reimbursement/recoupment(3)                     %        0.99        1.11       1.38           1.31          1.50           1.50
 Net investment income after
 reimbursement/recoupment(3)(4)                  %        0.28        0.30       0.26           0.15          0.28           0.13
 Portfolio turnover rate                         %          93         112        128            190           181            180

                                                                                        CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS
                                                            YEAR ENDED MAY 31,              ENDED        YEAR ENDED OCTOBER 31,
                                                     --------------------------------      MAY 31,     --------------------------
                                                        2005        2004       2003        2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       14.07       11.40      12.76          10.87         14.62          12.61
 Income (loss) from investment operations:
 Net investment loss                             $       (0.07)      (0.05)     (0.04)         (0.03)        (0.05)         (0.02)
 Net realized and unrealized gain (loss)
 on investments                                  $        1.77        2.72      (1.22)          1.92         (1.72)          3.79
 Total from investment operations                $        1.70        2.67      (1.26)          1.89         (1.77)          3.77
 Less distributions from:
 Net realized gain from investments              $        0.06          --       0.10             --          1.98           1.76
 Total distributions                             $        0.06          --       0.10             --          1.98           1.76
 Net asset value, end of period                  $       15.71       14.07      11.40          12.76         10.87          14.62
 TOTAL RETURN(2)                                 %       12.08       23.42      (9.84)         17.39        (13.39)         34.09

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      27,500      20,839      7,733          3,942         1,405          1,568
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                  %        1.75        1.75       1.74           1.75          1.75           1.75
 Gross expenses prior to expense
 reimbursement/recoupment(3)                     %        1.74        1.86       2.13           2.06          2.25           2.25
 Net investment loss after
 reimbursement/recoupment(3)(4)                  %       (0.47)      (0.44)     (0.47)         (0.59)        (0.47)         (0.62)
 Portfolio turnover rate                         %          93         112        128            190           181            180
---------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                               ING Index Plus MidCap Fund     61

ING INDEX PLUS MIDCAP FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      14.17        11.45        12.79        10.87        14.60        12.59
 Income (loss) from investment operations:
 Net investment loss                              $      (0.03)       (0.03)       (0.02)       (0.02)       (0.02)       (0.02)
 Net realized and unrealized gain (loss)
 on investments                                   $       1.78         2.75        (1.22)        1.94        (1.73)        3.81
 Total from investment operations                 $       1.75         2.72        (1.24)        1.92        (1.75)        3.79
 Less distributions from:
 Net investment income                            $         --           --           --           --           --           --
 Net realized gain from investments               $       0.06           --         0.10           --         1.98         1.78
 Total distributions                              $       0.06           --         0.10           --         1.98         1.78
 Net asset value, end of period                   $      15.86        14.17        11.45        12.79        10.87        14.60
 TOTAL RETURN(2)                                  %      12.35        23.76        (9.66)       17.57       (13.19)       34.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     15,613       11,885        5,363        3,200        1,791        1,612
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                   %       1.50         1.50         1.49         1.50         1.50         1.50
 Gross expenses prior to expense
 reimbursement/recoupment(3)                      %       1.49         1.61         1.88         1.81         2.00         2.00
 Net investment loss after
 reimbursement/recoupment(3)(4)                   %      (0.22)       (0.20)       (0.22)       (0.34)       (0.22)       (0.37)
 Portfolio turnover rate                          %         93          112          128          190          181          180

(1)  The Fund changed its fisscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

62   ING Index Plus MidCap Fund

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      14.72        11.41        12.78        10.72        11.61         9.92
 Income (loss) from investment operations:
 Net investment income (loss)                     $       0.02        (0.01)        0.00*          --        (0.02)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                                   $       2.25         3.32        (1.24)        2.06        (0.87)        1.72
 Total from investment operations                 $       2.27         3.31        (1.24)        2.06        (0.89)        1.69
 Less distributions from:
 Net realized gain from investments               $       0.53           --         0.13           --           --           --
 Total distributions                              $       0.53           --         0.13           --           --           --
 Net asset value, end of period                   $      16.46        14.72        11.41        12.78        10.72        11.61
 TOTAL RETURN(2)                                  %      15.49        29.01        (9.64)       19.22        (7.67)       17.04

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     53,323       39,803       18,016        9,316        5,020        3,806
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.00         0.99         0.98         1.00         1.00         1.00
 Gross expenses prior to expense
 reimbursement(3)                                 %       1.12         1.39         2.37         2.11         2.10         1.77
 Net investment income (loss) after
 reimbursement(3)(4)                              %       0.14        (0.10)        0.00        (0.06)       (0.16)       (0.30)
 Portfolio turnover rate                          %         83          126          129           61          118          134

                                                                                      CLASS B
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      14.17        11.06        12.50        10.52        11.48         9.88
 Income (loss) from investment operations:
 Net investment loss                              $      (0.08)       (0.08)       (0.06)       (0.02)       (0.08)       (0.03)**
 Net realized and unrealized gain (loss)
 on investments                                   $       2.15         3.19        (1.25)        2.00        (0.88)        1.63
 Total from investment operations                 $       2.07         3.11        (1.31)        1.98        (0.96)        1.60
 Less distributions from:
 Net realized gain from investments               $       0.53           --         0.13           --           --           --
 Total distributions                              $       0.53           --         0.13           --           --           --
 Net asset value, end of period                   $      15.71        14.17        11.06        12.50        10.52        11.48
 TOTAL RETURN(2)                                  %      14.67        28.12       (10.42)       18.73        (8.36)       16.19

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     13,653        9,431        3,586        2,246          498          299
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.75         1.74         1.73         1.75         1.75         1.75
 Gross expenses prior to expense
 reimbursement(3)                                 %       1.87         2.14         3.12         2.86         2.85         2.52
 Net investment loss after
 reimbursement(3)(4)                              %      (0.62)       (0.83)       (0.75)       (0.75)       (0.91)       (1.05)
 Portfolio turnover rate                          %         83          126          129           61          118          134

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus SmallCap Fund     63

ING INDEX PLUS SMALLCAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      14.31        11.15        12.56        10.57        11.50         9.87
 Income (loss) from investment operations:
 Net investment loss                              $      (0.05)       (0.07)       (0.03)       (0.02)       (0.09)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                                   $       2.18         3.23        (1.25)        2.01        (0.84)        1.66
 Total from investment operations                 $       2.13         3.16        (1.28)        1.99        (0.93)        1.63
 Less distributions from:
 Net realized gain from investments               $       0.53           --         0.13           --           --           --
 Total distributions                              $       0.53           --         0.13           --           --           --
 Net asset value, end of period                   $      15.91        14.31        11.15        12.56        10.57        11.50
 TOTAL RETURN(2)                                  %      14.95        28.34       (10.13)       18.83        (8.09)       16.51

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      6,050        4,970        2,202          893          395          615
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.50         1.49         1.48         1.50         1.50         1.50
 Gross expenses prior to expense reimbursement(3) %       1.62         1.89         2.87         2.61         2.60         2.27
 Net investment loss after reimbursement(3)(4)    %      (0.36)       (0.59)       (0.50)       (0.53)       (0.66)       (0.80)
 Portfolio turnover rate                          %         83          126          129           61          118          134

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount is less than $0.01 per share.
** Per share data calculated using weighted average number of shares outstanding throughout the period.

64   ING Index Plus SmallCap Fund

ING VALUE OPPORTUNITY FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       9.96         8.68        10.32        10.23        14.50        13.20
 Income (loss) from investment operations:
 Net investment income (loss)                     $       0.11         0.05         0.02        (0.01)       (0.01)       (0.02)
 Net realized and unrealized gain (loss)
 on investments                                   $       0.49         1.25        (1.66)        0.10        (2.22)        2.18
 Total from investment operations                 $       0.60         1.30        (1.64)        0.09        (2.23)        2.16
 Less distributions from:
 Net investment income                            $       0.11         0.02           --           --           --         0.01
 Net realized gains on investments                $         --           --           --           --         2.04         0.85
 Total distributions                              $       0.11         0.02           --           --         2.04         0.86
 Net asset value, end of period                   $      10.45         9.96         8.68        10.32        10.23        14.50
 TOTAL RETURN(2)                                  %       6.01        15.03       (15.89)        0.88       (17.26)       17.24

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $     30,553       37,069       30,436       24,634       12,294        7,074
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                   %       1.35         1.31         1.35         1.35         1.35         1.35
 Gross expenses prior to expense
 reimbursement/recoupment(3)                      %       1.24         1.45         1.65         1.62         1.99         1.87
 Net investment income (loss) after expense
 reimbursement/recoupment(3)(4)                   %       0.94         0.58         0.22        (0.28)       (0.10)       (0.17)
 Portfolio turnover rate                          %         54          200          269          132          172          162

                                                                                      CLASS B
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       9.73         8.51        10.20        10.16        14.38        13.14
 Income (loss) from investment operations:
 Net investment income (loss)                     $       0.02        (0.01)       (0.03)       (0.04)       (0.07)       (0.04)
 Net realized and unrealized gain (loss)
 on investments                                   $       0.49         1.23        (1.66)        0.08        (2.23)        2.08
 Total from investment operations                 $       0.51         1.22        (1.69)        0.04        (2.30)        2.04
 Less distributions from:
 Net investment income                            $       0.05           --           --           --           --           --
 Net realized gains on investments                $         --           --           --           --         1.92         0.80
 Total distributions                              $       0.05           --           --           --         1.92         0.80
 Net asset value, end of period                   $      10.19         9.73         8.51        10.20        10.16        14.38
 TOTAL RETURN(2)                                  %       5.19        14.34       (16.57)        0.39       (17.81)       16.31

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $      4,222        3,645        1,183          587          350          149
 Ratios to average net assets:
 Net expenses after expense
 reimbursement recoupment(3)(4)                   %       2.10         2.06         2.10         2.10         2.10         2.10
 Gross expenses prior to expense
 reimbursement recoupment(3)                      %       1.99         2.20         2.40         2.37         2.74         2.62
 Net investment income (loss) after expense
 reimbursement recoupment(3)(4)                   %       0.21        (0.02)       (0.52)       (1.00)       (0.85)       (0.92)
 Portfolio turnover rate                          %         54          200          269          132          172          162

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                               ING Value Opportunity Fund     65

ING VALUE OPPORTUNITY FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       9.68         8.47        10.15        10.11        14.34        13.09
 Income (loss) from investment operations:
 Net investment income (loss)                     $       0.02*       (0.01)       (0.03)       (0.06)       (0.09)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                                   $       0.48         1.22        (1.65)        0.10        (2.20)        2.08
 Total from investment operations                 $       0.50         1.21        (1.68)        0.04        (2.29)        2.05
 Less distributions from:
 Net investment income                            $       0.03           --           --           --           --           --
 Net realized gains on investments                $         --           --           --           --         1.94         0.80
 Total distributions                              $       0.03           --           --           --         1.94         0.80
 Net asset value, end of period                   $      10.15         9.68         8.47        10.15        10.11        14.34
 TOTAL RETURN(2)                                  %       5.15        14.29       (16.55)        0.40       (17.84)       16.39

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $        900        1,443          528          414          388          464
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                   %       2.10         2.06         2.10         2.10         2.10         2.10
 Gross expenses prior to expense
 reimbursement/recoupment(3)                      %       1.99         2.20         2.40         2.37         2.74         2.62
 Net investment income (loss) after
 expense reimbursement/recoupment(3)(4)           %       0.18        (0.05)       (0.53)       (0.97)       (0.85)       (0.92)
 Portfolio turnover rate                          %         54          200          269          132          172          162

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

66   ING Value Opportunity Fund

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.63         9.66        10.24         9.86        11.65        11.67
 Income (loss) from investment operations:
 Net investment income                            $       0.15         0.11         0.11         0.06         0.21         0.35
 Net realized and unrealized gain (loss)
 on investments                                   $       0.81         0.96        (0.59)        0.53        (1.76)        0.43
 Total from investment operations                 $       0.96         1.07        (0.48)        0.59        (1.55)        0.78
 Less distributions from:
 Net investment income                            $       0.15         0.10         0.10         0.21         0.24         0.27
 Net realized gain from investments               $         --           --           --           --           --         0.53
 Total distributions                              $       0.15         0.10         0.10         0.21         0.24         0.80
 Net asset value, end of period                   $      11.44        10.63         9.66        10.24         9.86        11.65
 TOTAL RETURN(2)                                  %       9.09        11.13        (4.59)        6.01       (13.53)        7.02

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     65,955       58,366       51,521       39,763       32,912       32,868
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.20         1.20         1.20         1.20         1.20         1.20
 Gross expenses prior to expense
 reimbursement(3)                                 %       1.29         1.33         1.50         1.42         1.36         1.33
 Net investment income after
 reimbursement(3)(4)                              %       1.37         1.04         1.21         1.08         2.02         2.29
 Portfolio turnover rate                          %        275          288          277          129          204          239

                                                                                      CLASS B
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.58         9.65        10.27         9.85        11.66        11.68
 Income (loss) from investment operations:
 Net investment income                            $       0.05         0.04         0.02         0.03         0.14         0.18
 Net realized and unrealized gain (loss)
 on investments                                   $       0.81         0.96        (0.56)        0.51        (1.77)        0.52
 Total from investment operations                 $       0.86         1.00        (0.54)        0.54        (1.63)        0.70
 Less distributions from:
 Net investment income                            $       0.09         0.07         0.08         0.12         0.18         0.19
 Net realized gain from investments               $         --           --           --           --           --         0.53
 Total distributions                              $       0.09         0.07         0.08         0.12         0.18         0.72
 Net asset value, end of period                   $      11.35        10.58         9.65        10.27         9.85        11.66
 TOTAL RETURN(2)                                  %       8.17        10.42        (5.25)        5.54       (14.18)        6.24

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      9,164        3,578          478          128          184          139
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.95         1.95         1.95         1.95         1.95         1.95
 Gross expenses prior to expense
 reimbursement(3)                                 %       2.04         2.08         2.25         2.17         2.11         2.08
 Net investment income after
 reimbursement(3)(4)                              %       0.65         0.29         0.47         0.37         1.27         1.54
 Portfolio turnover rate                          %        275          288          277          129          204          239

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Balanced Fund     67

ING STRATEGIC ALLOCATION BALANCED FUND (CONTINUED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.69         9.73        10.31         9.90        11.66        11.65
 Income (loss) from investment operations:
 Net investment income                            $       0.06         0.03         0.03         0.03         0.18         0.03
 Net realized and unrealized gain (loss)
 on investments                                   $       0.81         0.98        (0.58)        0.51        (1.81)        0.66
 Total from investment operations                 $       0.87         1.01        (0.55)        0.54        (1.63)        0.69
 Less distributions from:
 Net investment income                            $       0.07         0.05         0.03         0.13         0.13         0.15
 Net realized gain from investments               $         --           --           --           --           --         0.53
 Total distributions                              $       0.07         0.05         0.03         0.13         0.13         0.68
 Net asset value, end of period                   $      11.49        10.69         9.73        10.31         9.90        11.66
 TOTAL RETURN(2)                                  %       8.14        10.43        (5.30)        5.52       (14.10)        6.15

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        865          581          148          116          123          169
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.95         1.95         1.90         1.95         1.95         1.95
 Gross expenses prior to expense
 reimbursement(3)                                 %       2.04         2.08         2.20         2.17         2.11         2.08
 Net investment income after
 reimbursement(3)(4)                              %       0.63         0.29         0.42         0.34         1.27         1.54
 Portfolio turnover rate                          %        275          288          277          129          204          239

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

68   ING Strategic Allocation Balanced Fund

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.48         9.22        10.05         9.52        11.93        12.06
 Income (loss) from investment operations:
 Net investment income                            $       0.11         0.07         0.06         0.04         0.13         0.25
 Net realized and unrealized gain (loss)
 on investments                                   $       0.95         1.28        (0.87)        0.62        (2.40)        0.71
 Total from investment operations                 $       1.06         1.35        (0.81)        0.66        (2.27)        0.96
 Less distributions from:
 Net investment income                            $       0.11         0.09         0.02         0.13         0.14         0.20
 Net realized gain from investments               $         --           --           --           --           --         0.89
 Total distributions                              $       0.11         0.09         0.02         0.13         0.14         1.09
 Net asset value, end of period                   $      11.43        10.48         9.22        10.05         9.52        11.93
 TOTAL RETURN(2)                                  %      10.17        14.71        (8.02)        6.94       (19.23)        8.34

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     52,992       45,103       38,801       26,925       23,011       25,131
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.25         1.25         1.25         1.25         1.25         1.25
 Gross expenses prior to expense
 reimbursement(3)                                 %       1.39         1.38         1.64         1.50         1.41         1.35
 Net investment income after
 reimbursement(3)(4)                              %       1.03         0.73         0.92         0.60         1.23         1.51
 Portfolio turnover rate                          %        224          222          236          149          242          248

                                                                                      CLASS B
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.40         9.19        10.06         9.51        11.93        12.06
 Income (loss) from investment operations:
 Net investment income (loss)                     $       0.02        (0.01)*       0.01        (0.01)        0.05         0.12
 Net realized and unrealized gain (loss)
 on investments                                   $       0.95         1.29        (0.88)        0.61        (2.40)        0.76
 Total from investment operations                 $       0.97         1.28        (0.87)        0.60        (2.35)        0.88
 Less distributions from:
 Net investment income                            $       0.06         0.07           --         0.05         0.07         0.12
 Net realized gain from investments               $         --           --           --           --           --         0.89
 Total distributions                              $       0.06         0.07           --         0.05         0.07         1.01
 Net asset value, end of period                   $      11.31        10.40         9.19        10.06         9.51        11.93
 TOTAL RETURN(2)                                  %       9.29        13.98        (8.65)        6.36       (19.82)        7.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      7,985        2,251          220          159          175          193
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       2.00         2.00         2.00         2.00         2.00         2.00
 Gross expenses prior to expense
 reimbursement(3)                                 %       2.14         2.13         2.39         2.25         2.16         2.10
 Net investment income (loss) after
 reimbursement(3)(4)                              %       0.31        (0.02)        0.15        (0.14)        0.48         0.76
 Portfolio turnover rate                          %        224          222          236          149          242          248

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                     ING Strategic Allocation Growth Fund     69

ING STRATEGIC ALLOCATION GROWTH FUND (CONTINUED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.45         9.18        10.06         9.49        11.89        12.03
 Income (loss) from investment operations:
 Net investment income (loss)                     $       0.02        (0.00)**      0.05         0.01         0.06         0.17
 Net realized and unrealized gain (loss)
 on investments                                   $       0.95         1.28        (0.93)        0.60        (2.41)        0.71
 Total from investment operations                 $       0.97         1.28        (0.88)        0.61        (2.35)        0.88
 Less distributions from:
 Net investment income                            $       0.04         0.01           --         0.04         0.05         0.13
 Net realized gain from investments               $         --           --           --           --           --         0.89
 Total distributions                              $       0.04         0.01           --         0.04         0.05         1.02
 Net asset value, end of period                   $      11.38        10.45         9.18        10.06         9.49        11.89
 TOTAL RETURN(2)                                  %       9.29        13.95        (8.75)        6.48       (19.84)        7.57

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        935          572          444        1,743        1,999        2,731
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       2.00         2.00         2.00         2.00         2.00         2.00
 Gross expenses prior to expense
 reimbursement(3)                                 %       2.14         2.13         2.39         2.25         2.16         2.10
 Net investment income (loss) after
 reimbursement(3)(4)                              %       0.29        (0.03)        0.08        (0.14)        0.48         0.76
 Portfolio turnover rate                          %        224          222          236          149          242          248

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using average number of shares outstanding throughout the period.

**   Amount is less than $0.01 per share.

70   ING Strategic Allocation Growth Fund

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.07         9.49         9.74         9.71        10.62        10.48
 Income (loss) from investment operations:
 Net investment income                            $       0.21         0.14         0.16         0.11         0.29         0.42
 Net realized and unrealized gain (loss)
 on investments                                   $       0.57         0.55        (0.28)        0.29        (0.86)        0.34
 Total from investment operations                 $       0.78         0.69        (0.12)        0.40        (0.57)        0.76
 Less distributions from:
 Net investment income                            $       0.20         0.11         0.13         0.37         0.34         0.28
 Net realized gain from investments               $         --           --           --           --           --         0.34
 Total distributions                              $       0.20         0.11         0.13         0.37         0.34         0.62
 Net asset value, end of period                   $      10.65        10.07         9.49         9.74         9.71        10.62
 TOTAL RETURN(2)                                  %       7.77         7.30        (1.12)        4.24        (5.50)        7.65

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     32,698       31,488       29,223       23,120       20,973       18,220
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.15         1.15         1.15         1.15         1.15         1.15
 Gross expenses prior to expense
 reimbursement(3)                                 %       1.37         1.42         1.65         1.56         1.50         1.44
 Net investment income after
 reimbursement(3)(4)                              %       1.90         1.38         1.82         1.99         3.05         3.44
 Portfolio turnover rate                          %        327          372          286          101          165          195

                                                                                      CLASS B
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.10         9.52         9.80         9.73        10.63        10.49
 Income (loss) from investment operations:
 Net investment income                            $       0.10         0.05         0.10         0.04         0.27         0.38
 Net realized and unrealized gain (loss)
 on investments                                   $       0.59         0.57        (0.28)        0.31        (0.91)        0.31
 Total from investment operations                 $       0.69         0.62        (0.18)        0.35        (0.64)        0.69
 Less distributions from:
 Net investment income                            $       0.14         0.04         0.10         0.28         0.26         0.21
 Net realized gain from investments               $         --           --           --           --           --         0.34
 Total distributions                              $       0.14         0.04         0.10         0.28         0.26         0.55
 Net asset value, end of period                   $      10.65        10.10         9.52         9.80         9.73        10.63
 TOTAL RETURN(2)                                  %       6.89         6.52        (1.77)        3.66        (6.14)        6.91

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      2,457        1,179          669          217          125          115
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.90         1.90         1.90         1.90         1.90         1.90
 Gross expenses prior to expense
 reimbursement(3)                                 %       2.12         2.17         2.40         2.31         2.25         2.19
 Net investment income after
 reimbursement(3)(4)                              %       1.18         0.63         1.07         1.21         2.30         2.69
 Portfolio turnover rate                          %        327          372          286          101          165          195

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                     ING Strategic Allocation Income Fund     71

ING STRATEGIC ALLOCATION INCOME FUND (CONTINUED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS C
                                                     --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS
                                                             YEAR ENDED MAY 31,              ENDED       YEAR ENDED OCTOBER 31,
                                                     -----------------------------------     MAY 31,     ----------------------
                                                        2005         2004         2003       2002(1)        2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      10.12         9.54         9.76         9.69        10.59        10.46
 Income (loss) from investment operations:
 Net investment income                            $       0.12         0.05         0.10         0.09         0.24         0.32
 Net realized and unrealized gain (loss)
 on investments                                   $       0.58         0.56        (0.28)        0.27        (0.88)        0.36
 Total from investment operations                 $       0.70         0.61        (0.18)        0.36        (0.64)        0.68
 Less distributions from:
 Net investment income                            $       0.08         0.03         0.04         0.29         0.26         0.21
 Net realized gain from investments               $         --           --           --           --           --         0.34
 Total distributions                              $       0.08         0.03         0.04         0.29         0.26         0.55
 Net asset value, end of period                   $      10.74        10.12         9.54         9.76         9.69        10.59
 TOTAL RETURN(2)                                  %       6.96         6.45        (1.80)        3.74        (6.18)        6.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        480          413          201          240          251          275
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %       1.90         1.90         1.90         1.90         1.90         1.90
 Gross expenses prior to expense
 reimbursement(3)                                 %       2.12         2.17         2.40         2.31         2.25         2.19
 Net investment income after
 reimbursement(3)(4)                              %       1.14         0.63         1.07         1.23         2.30         2.69
 Portfolio turnover rate                          %        327          372          286          101          165          195

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

72   ING Strategic Allocation Income Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, the Distributor also offers the Class A, Class B, and Class C shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 on by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Disciplined LargeCap Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F. Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.               811-6352
       ING Balanced Fund
       ING Equity Income Fund
       ING Growth Fund
       ING Small Company Fund
       ING Index Plus LargeCap Fund
       ING Index Plus MidCap Fund
       ING Index Plus SmallCap Fund
       ING Value Opportunity Fund
       ING Strategic Allocation Balanced Fund
       ING Strategic Allocation Growth Fund
       ING Strategic Allocation Income Fund

[ING FUNDS LOGO]

                                                      PRPRO-ADEABC (0905-093005)

PROSPECTUS

[GRAPHIC]

PROSPECTUS

SEPTEMBER 30, 2005
CLASS I

DOMESTIC EQUITY AND INCOME FUNDS
- ING BALANCED FUND
- ING EQUITY INCOME FUND

DOMESTIC EQUITY GROWTH FUNDS
- ING GROWTH FUND
- ING SMALL COMPANY FUND

DOMESTIC EQUITY INDEX FUNDS
- ING INDEX PLUS LARGECAP FUND
- ING INDEX PLUS MIDCAP FUND
- ING INDEX PLUS SMALLCAP FUND

DOMESTIC EQUITY VALUE FUND
- ING VALUE OPPORTUNITY FUND

STRATEGIC ALLOCATION FUNDS
- ING STRATEGIC ALLOCATION BALANCED FUND
- ING STRATEGIC ALLOCATION GROWTH FUND
- ING STRATEGIC ALLOCATION INCOME FUND

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE CLASS I SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

RISKS

These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, principal investment strategies and risks.

You'll also find:

[GRAPHIC]

HOW THE FUND HAS PERFORMED

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC]

WHAT YOU PAY TO INVEST

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

INTRODUCTION TO THE FUNDS                                                      1
FUNDS AT A GLANCE                                                              2
DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                                              4
ING Equity Income Fund                                                         6
DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                                                8
ING Small Company Fund                                                        10
DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                                                  12
ING Index Plus MidCap Fund                                                    14
ING Index Plus SmallCap Fund                                                  16
DOMESTIC EQUITY VALUE FUNDS
ING Value Opportunity Fund                                                    18
STRATEGIC ALLOCATION FUNDS                                                    20
ING Strategic Allocation Balanced Fund                                        23
ING Strategic Allocation Growth Fund                                          24
ING Strategic Allocation Income Fund                                          25
WHAT YOU PAY TO INVEST                                                        27
SHAREHOLDER GUIDE                                                             29
MANAGEMENT OF THE FUNDS                                                       35
MORE INFORMATION ABOUT RISKS                                                  38
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            42
FINANCIAL HIGHLIGHTS                                                          43
WHERE TO GO FOR MORE INFORMATION                                      Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY AND INCOME FUNDS
  ING's Domestic Equity and Income Funds seek income and growth of capital.
  They may be suitable investments if you:
  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

DOMESTIC EQUITY GROWTH FUNDS
  ING's Domestic Equity Growth Funds seek long-term growth of capital. They may be suitable investments if you:
  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY INDEX FUNDS
  ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.
  They may be suitable investments if you:
  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUND
  ING's Value Opportunity Fund seeks growth of capital.
  The Fund may be a suitable investment if you:
  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth of capital.


STRATEGIC ALLOCATION FUNDS

  ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.
  They may be suitable investments if you:
  - are investing for the long-term -- at least five years.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                  Introduction to the Funds    1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, Principal investment strategies and risks, which begin on page 4.

               FUND                                            INVESTMENT OBJECTIVE
               --------------------------------------------------------------------------------------------------------------------
DOMESTIC       ING Balanced Fund                               Maximize total return consistent with reasonable safety of principal
EQUITY AND     Adviser: ING Investments, LLC
INCOME FUNDS   Sub-Adviser: ING Investment Management Co.

               ING Equity Income Fund                          Long-term capital growth and income
               Adviser: ING Investments, LLC
               Sub-Adviser: Wellington Management Company, LLP

DOMESTIC       ING Growth Fund                                 Growth of capital
EQUITY         Adviser: ING Investments, LLC
GROWTH         Sub-Adviser: ING Investment Management Co.
FUNDS
               ING Small Company Fund                          Growth of capital
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

DOMESTIC       ING Index Plus LargeCap Fund                    Outperform the total return performance of the Standard & Poor's
EQUITY INDEX   Adviser: ING Investments, LLC                   500 Composite Stock Price Index ("S&P 500 Index"), while
FUNDS          Sub-Adviser: ING Investment Management Co.      maintaining a market level of risk

               ING Index Plus MidCap Fund                      Outperform the total return performance of the Standard & Poor's
               Adviser: ING Investments, LLC                   MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a
               Sub-Adviser: ING Investment Management Co.      market level of risk

               ING Index Plus SmallCap Fund                    Outperform the total return performance of the Standard & Poor's
               Adviser: ING Investments, LLC                   SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining
               Sub-Adviser: ING Investment Management Co.      a market level of risk

DOMESTIC       ING Value Opportunity Fund                      Growth of capital
EQUITY VALUE   Adviser: ING Investments, LLC
FUND           Sub-Adviser: ING Investment Management Co.

STRATEGIC      ING Strategic Allocation Balanced Fund          Total return (I.E., income and capital appreciation, both
ALLOCATION     Adviser: ING Investments, LLC                   realized and unrealized)
FUNDS          Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Growth Fund            Capital appreciation
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Income Fund            Total return consistent with preservation of capital
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

2    Funds at a Glance

               FUND                                                MAIN INVESTMENTS
               --------------------------------------------------------------------------------------
DOMESTIC       ING Balanced Fund                                  A mix of equity and debt
EQUITY AND     Adviser: ING Investments, LLC                      securities.
INCOME FUNDS   Sub-Adviser: ING Investment Management Co.

               ING Equity Income Fund                             Equity securities of large
               Adviser: ING Investments, LLC                      dividend-paying U.S. companies.
               Sub-Adviser: Wellington Management Company, LLP

DOMESTIC       ING Growth Fund                                    Equity securities of large U.S.
EQUITY         Adviser: ING Investments, LLC                      companies believed to have growth
GROWTH         Sub-Adviser: ING Investment Management Co.         potential.
FUNDS
               ING Small Company Fund                             Equity securities of small-sized
               Adviser: ING Investments, LLC                      U.S. companies believed to have
               Sub-Adviser: ING Investment Management Co.         growth potential.

DOMESTIC       ING Index Plus LargeCap Fund                       Equity securities included in the
EQUITY INDEX   Adviser: ING Investments, LLC                      S&P 500 Index.
FUNDS          Sub-Adviser: ING Investment Management Co.

               ING Index Plus MidCap Fund                         Equity securities included in the
               Adviser: ING Investments, LLC                      S&P MidCap 400 Index.
               Sub-Adviser: ING Investment Management Co.

               ING Index Plus SmallCap Fund                       Equity securities included in the
               Adviser: ING Investments, LLC                      S&P SmallCap 600 Index.
               Sub-Adviser: ING Investment Management Co.

DOMESTIC       ING Value Opportunity Fund                         Equity securities of large U.S.
EQUITY VALUE   Adviser: ING Investments, LLC                      companies believed to be
FUND           Sub-Adviser: ING Investment Management Co.         undervalued.

STRATEGIC      ING Strategic Allocation Balanced Fund             A mix of equity and debt
ALLOCATION     Adviser: ING Investments, LLC                      securities.
FUNDS          Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Growth Fund               A mix of equity and debt
               Adviser: ING Investments, LLC                      securities.
               Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Income Fund               A mix of equity and debt
               Adviser: ING Investments, LLC                      securities.
               Sub-Adviser: ING Investment Management Co.

               FUND                                              MAIN RISKS
               ---------------------------------------------------------------------------------------------------------------------
DOMESTIC       ING Balanced Fund                                Price volatility and other risks that accompany an investment in
EQUITY AND     Adviser: ING Investments, LLC                    equity securities. Credit, interest rate and other risks that
INCOME FUNDS   Sub-Adviser: ING Investment Management Co.       accompany an investment in debt securities.

               ING Equity Income Fund                           Price volatility and other risks that accompany an investment in
               Adviser: ING Investments, LLC                    equity securities and dividend-paying companies.
               Sub-Adviser: Wellington Management Company, LLP

DOMESTIC       ING Growth Fund                                  Price volatility and other risks that accompany an investment in
EQUITY         Adviser: ING Investments, LLC                    growth-oriented equity securities.
GROWTH         Sub-Adviser: ING Investment Management Co.
FUNDS
               ING Small Company Fund                           Price volatility and other risks that accompany an investment in
               Adviser: ING Investments, LLC                    equity securities of growth-oriented and small-sized companies.
               Sub-Adviser: ING Investment Management Co.       Particularly sensitive to price swings during periods of economic uncertainty.

DOMESTIC       ING Index Plus LargeCap Fund                     Price volatility and other risks that accompany an investment in
EQUITY INDEX   Adviser: ING Investments, LLC                    equity securities.
FUNDS          Sub-Adviser: ING Investment Management Co.

               ING Index Plus MidCap Fund                       Price volatility and other risks that accompany an investment in
               Adviser: ING Investments, LLC                    equity securities.
               Sub-Adviser: ING Investment Management Co.

               ING Index Plus SmallCap Fund                     Price volatility and other risks that accompany an investment in
               Adviser: ING Investments, LLC                    equity securities.
               Sub-Adviser: ING Investment Management Co.

DOMESTIC       ING Value Opportunity Fund                       Price volatility and other risks that accompany an investment in
EQUITY VALUE   Adviser: ING Investments, LLC                    equity securities.
FUND           Sub-Adviser: ING Investment Management Co.

STRATEGIC      ING Strategic Allocation Balanced Fund           Price volatility and other risks that accompany an investment in
ALLOCATION     Adviser: ING Investments, LLC                    equity securities. Credit, interest rate and other risks that
FUNDS          Sub-Adviser: ING Investment Management Co.       accompany an investment in debt securities.

               ING Strategic Allocation Growth Fund             Price volatility and other risks that accompany an investment in
               Adviser: ING Investments, LLC                    equity securities. Credit, interest rate and other risks that
               Sub-Adviser: ING Investment Management Co.       accompany an investment in debt securities.

               ING Strategic Allocation Income Fund             Price volatility and other risks that accompany an investment in
               Adviser: ING Investments, LLC                    equity securities. Credit, interest rate and other risks that
               Sub-Adviser: ING Investment Management Co.       accompany an investment in debt securities.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                          Funds at a Glance    3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING BALANCED FUND                                  ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

-  equities, such as common and preferred stocks;
-  debt, such as bonds, mortgage-related and other asset-backed securities;
-  U.S. government securities; and
-  money market instruments.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt, (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.


In managing the equity component of the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of assets specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc., ("Moody's") the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in convertible securities, foreign debt securities and derivatives.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION RISKS -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rate, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given than the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

HIGH YIELD DEBT SECURITIES -- high yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher-quality securities, and this may have an adverse effect on the market values of certain securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

4    ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995      26.18
1996      15.34
1997      21.09
1998      16.52
1999      12.27
2000      (1.05)
2001      (4.61)
2002     (10.91)
2003      18.21
2004       8.78

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1998: 12.85%
                            3rd quarter 2002: (9.44)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                      0.98%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the S&P 500 Index, the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and a composite index reflecting the combined performance of the S&P 500 Index and the LBAB Index ("Composite Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                       1 YEAR         5 YEARS       10 YEARS
     Class I Return Before Taxes                                  %       8.78         1.57            9.56
     Class I Return After Taxes on Distributions                  %       8.17         0.41            7.67
     Class I Return After Taxes on Distributions and Sale of
     Fund Shares                                                  %       6.17         0.73            7.52
     S&P 500 Index (reflects no deduction for fees, expenses
     or taxes)(1)                                                 %      10.88        (2.30)          12.07
     LBAB Index (reflects no deduction for fees, expenses or
     taxes)(2)                                                    %       4.34         7.71            7.72
     Composite Index (reflects no deduction for fees,
     expenses or taxes)(3)                                        %       8.30         1.98           10.66

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3)  The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                          ING Balanced Fund    5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING EQUITY INCOME FUND                        Wellington Management Company, LLP
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that the Sub-Adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average P/E multiples. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in large dividend paying companies with market capitalizations over $2 billion. The Fund may also invest in small- and mid- sized companies. Within this context, the Fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. The Fund will be invested primarily in common stock but may also invest in convertible securities, rights, warrants and exchange traded funds. The Fund may invest up to 20% of its total assets in securities of foreign issuers including non-dollar denominated securities.

The Sub-Adviser will use a contrarian approach and will seek stocks that offer above average dividend yields, below average valuations and the potential of dividend increases in the future. The Sub-Adviser uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. At the time of investment, every equity security in which the Fund invests will generally pay a dividend or be expected to pay a dividend within twelve months. Portfolio construction is driven primarily by security selection.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may also invest in small- and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value-oriented securities in which the Fund invests. Rather, the market could favor growth oriented stocks or small company stocks, or may not favor equities at all.

VALUE MANAGEMENT -- following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

EXCHANGE-TRADED FUNDS ("ETFs") -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the price of an ETF may vary significantly from the ETF's underlying NAV. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

6    ING Equity Income Fund

                                                          ING EQUITY INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995      31.49
1996      27.83
1997      31.51
1998      14.88
1999      17.87
2000     (11.40)
2001     (18.66)
2002     (25.29)
2003      25.82
2004      11.75

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Effective March 1, 2004, Wellington Management Company, LLP began serving as sub-adviser to the Fund. Prior to March 1, 2004, ING Investment Management Co. served as sub-adviser.

(3) Effective March 1, 2004, the Fund changed its name from ING Growth and Income Fund to ING Equity Income Fund.

            Best and worst quarterly performance during this period:

                            4th quarter 1998:  19.37%
                            3rd quarter 2002: (16.39)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                      0.20%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell 1000(R) Value Index and the Russell 1000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                       1 YEAR      5 YEARS        10 YEARS
     Class I Return Before Taxes                                %       11.75       (5.41)           8.52
     Class I Return After Taxes on Distributions                %       11.35       (5.91)           6.61
     Class I Return After Taxes on Distributions and Sale of
     Fund Shares                                                %        8.12       (4.71)           6.95
     Russell 1000(R) Value Index (reflects no deduction for
     fees, expenses, or taxes)(1)                               %       16.49        5.27           13.82
     Russell 1000(R) Index (reflects no deduction for fees,
     expenses, or taxes)(2)                                     %       11.40       (1.76)          12.16


(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 1000(R) Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                     ING Equity Income Fund    7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GROWTH FUND                                    ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in common stocks and securities convertible into common stock of large U.S. companies. The Sub-Adviser defines large companies as companies that have a market capitalization of at least $4 billion. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions.

In managing the Fund, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Fund may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in business momentum but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Fund may invest in deriviative instruments and foreign securities.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may also invest in small- and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

8    ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995      34.30
1996      22.12
1997      22.75
1998      37.90
1999      35.09
2000     (12.60)
2001     (27.38)
2002     (29.05)
2003      30.19
2004       7.08

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1998:  23.31%
                            1st quarter 2001: (23.59)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                     (1.26)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000(R) Growth Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                      1 YEAR       5 YEARS       10 YEARS
     Class I Return Before Taxes                                %       7.08        (8.88)         8.93
     Class I Return After Taxes on Distributions                %       7.08        (9.54)         7.65
     Class I Return After Taxes on Distributions and Sale of
     Fund Shares                                                %       4.60        (7.50)         7.67
     Russell 1000(R) Growth Index (reflects no deduction for
     fees, expenses or taxes)(1)                                %       6.30        (9.29)         9.59


(1) The Russell 1000(R) Growth Index measures the performance of the 1,000 largest companies in the Russell(R) 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on market capitalization.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                            ING Growth Fund    9

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                             ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities of companies with smaller market capitalizations.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index, ("S&P SmallCap 600 Index") or the Russell 2000(R) Index at the time of purchase, or if not included in either Index, have market capitalizations of between $44 million and $4.4 billion. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P 600 and Russell 2000(R) Indices change. At June 30, 2005, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $4.4 billion. At June 30, 2005, the smallest company in the Russell 2000(R) Index had a market capitalization of $68 million and the largest company had a market capitalization of $3.2 billion.

In managing the Fund, the Sub-Adviser:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, return on equity and price to equity multiples) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

-   May invest, to a limited extent, in foreign stocks.

The Fund may invest in derivatives instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Fund invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities or may not favor equities at all.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

10   ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995       48.17
1996       13.62
1997       33.28
1998        1.27
1999       31.01
2000        7.65
2001        3.74
2002      (23.76)
2003       39.79
2004       13.94

(1)   These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            1st quarter 2000: 28.43%
                           3rd quarter 2002: (19.31)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                      0.67%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000(R) Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                      1 YEAR    5 YEARS    10 YEARS
      Class I Return Before Taxes                                 %    13.94     6.27       14.96
      Class I Return After Taxes on Distributions                 %    13.94     5.90       13.59
      Class I Return After Taxes on Distributions and Sale
      of Fund Shares                                              %     9.06     5.20       12.92
      Russell 2000(R) Index (reflects no deduction for fees,
      expenses or taxes)(1)                                       %    18.33     6.61       11.53


(1) The Russell 2000(R) Index is an unmanaged index that measures the performance of securities of small companies.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                     ING Small Company Fund   11

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large capitalization companies as companies that are included in the S&P 500 Index at the time of purchase and that have a market capitalization of at least $4 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500 Index changes. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES-- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

12   ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995
1996
1997       33.93
1998       32.50
1999       24.51
2000       (9.46)
2001      (13.97)
2002      (21.86)
2003       25.62
2004       10.27

(1)   These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1998: 22.49%
                           3rd quarter 2002: (17.34)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                     (0.32)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                               10 YEARS
                                                                      1 YEAR    5 YEARS  (OR LIFE OF CLASS)(1)
      Class I Return Before Taxes                                 %    10.27     (3.35)          7.87
      Class I Return After Taxes on Distributions                 %    10.06     (3.61)          7.19
      Class I Return After Taxes on Distributions and Sale
      of Fund Shares                                              %     6.96     (2.95)          6.52
      S&P 500 Index (reflects no deduction for fees,
      expenses or taxes)(2)                                       %    10.88     (2.30)          7.62(3)

(1)   Class I shares commenced operations on December 10, 1996.

(2) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)   The Index return is for the period beginning December 1, 1996.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               ING Index Plus LargeCap Fund   13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2005, the smallest company in the S&P MidCap 400 Index had a market capitalization of $305 million and the largest company had a market capitalization of $11.5 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES RISK -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

14   ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995
1996
1997
1998
1999     15.61
2000     19.98
2001     (1.59)
2002    (12.33)
2003     31.72
2004     16.38

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1999:  18.79%
                            3rd quarter 2002: (15.40)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                      3.26%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                                   10 YEARS
                                                                     1 YEAR       5 YEARS    (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                               %      16.38         9.66              12.58
     Class I Return After Taxes on Distributions               %      16.27         8.48              10.82
     Class I Return After Taxes on Distributions and Sale
     of Fund Shares                                            %      10.78         7.66               9.93
     S&P MidCap 400 Index (reflects no deduction for
     fees, expenses or taxes)(2)                               %      16.48         9.54              12.05(3)

(1)  Class I shares commenced operations on February 3, 1998.

(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(3)  The Index return is for the period beginning February 1, 1998.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                 ING Index Plus MidCap Fund   15

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of small capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2005, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $4.4 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

16   ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995
1996
1997
1998
1999    10.28
2000     7.83
2001     3.21
2002   (12.22)
2003    35.75
2004    21.81

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                       2nd quarter 2003:   18.25%
                       3rd quarter 2002:  (16.87)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                            1.71%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                               10 YEARS
                                                                   1 YEAR        5 YEARS  (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                              %     21.81         10.06            8.71
     Class I Return After Taxes on Distributions              %     20.90          9.58            8.53
     Class I Return After Taxes on Distributions and Sale
     of Fund Shares                                           %     14.56          8.68            7.55
     S&P SmallCap 600 Index (reflects no deduction for fees,
     expenses or taxes)(2)                                    %     22.65         11.60           10.21(3)

(1)  Class I shares commenced operations on February 3, 1998.


(2) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $600 million.

(3)  The Index return is for the period beginning February 1, 1998.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               ING Index Plus SmallCap Fund   17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks.

In managing the Fund, the Sub-Adviser may invest in companies of any size, although it tends to invest a majority of its assets in companies with a market capitalization greater than $1 billion. The Sub-Adviser focuses on investing in securities of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of large companies will change with market conditions. The equity securities in which the Fund may invest include common stocks and American Depositary Receipts ("ADRs").

Within this universe, the Sub-Adviser uses a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market and whose stock price does not adequately reflect its favorable fundamental characteristics, including a strong financial position, experienced management team, and a leading or growing competitive market position. The Sub-Adviser uses a quantitative screening process and fundamental analysis to determine which undervalued stocks appear to have a catalyst to increase share price. The Sub-Adviser will consider selling a security when company business momentum deteriorates, when price objectives are reached, or when better investment opportunities present themselves.

The Fund may invest the remaining 35% of its assets in other types of securities including foreign securities and securities of smaller companies.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

PENDING MERGER -- subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING MagnaCap Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING MagnaCap Fund contact a Shareholder Services Representative at 1-800-992-0180.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factor may ma foreign investments more volatile and potentially less liquid than U.S. investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

18   ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995
1996
1997
1998
1999    19.60
2000     8.41
2001   (10.15)
2002   (25.90)
2003    24.12
2004     9.56

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                       4th quarter 1999:   16.42%
                       3rd quarter 2002:  (19.69)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                            1.02%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell(R) 1000 Value Index and the Russell(R) 1000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                              10 YEARS
                                                                 1 YEAR        5 YEARS   (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                            %       9.56        (0.37)             4.79
     Class I Return After Taxes on Distributions            %       9.35        (1.27)             3.81
     Class I Return After Taxes on Distributions and
     Sale of Fund Shares                                    %       6.50        (0.68)             3.71
     Russell 1000(R) Value Index (reflects no deduction
     for fees, expenses, or taxes)(2)                       %      16.49         5.27              7.30(3)
     Russell 1000(R) Index (reflects no deduction for
     fees, expenses, or taxes)(4)                           %      11.40        (1.76)             4.93(3)

(1)  Class I shares commenced operations on February 2, 1998.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(3)  The Index returns are for the period beginning February 1, 1998.

(4) The Russell 1000(R) Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. Incorporated companies. This Index is included as an additional comparison for Fund performance.



[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                 ING Value Opportunity Fund   19

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                     ING Investment Management Co.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION INCOME FUND

INVESTMENT OBJECTIVES

ING Strategic Allocation Balanced Fund seeks to provide total return (I.E., income and capital appreciation, both realized and unrealized).

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Income Fund seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.
   Under normal circumstances, the Fund invests a majority of its assets in income-producing securities, including dividend-paying domestic and international stocks.

Investors should consult with their investment professional to determine whether an ING Strategic Allocation Fund is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES

Under normal market conditions, the sub-adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.

                                                      ING                     ING                      ING
                                                      STRATEGIC ALLOCATION    STRATEGIC ALLOCATION     STRATEGIC ALLOCATION
    ASSET CLASS                                       BALANCED FUND(1)        GROWTH FUND              INCOME FUND(2)
    EQUITIES
    DOMESTIC STOCKS
    Range                                                  0-75%                 10-100%                      0-70%
    INTERNATIONAL STOCKS
    Range                                                  0-10%                   0-20%                      0-10%
    FIXED INCOME
    Range                                                  0-70%                   0-40%                     0-100%
    MONEY MARKET INSTRUMENTS
    Range                                                  0-30%                   0-30%                      0-30%

(1) ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The sub-adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 26 of this Prospectus.

                                                                      MORGAN STANLEY
                                                                      CAPITAL INTERNATIONAL                          91-DAY U.S.
                                              RUSSELL 3000(R)         EUROPE, AUSTRALIA AND    LEHMAN BROTHERS(R)    TREASURY
    COMPOSITE INDEX                           INDEX                   FAR EAST INDEX           AGGREGATE BOND INDEX  BILL RATE
    STRATEGIC ALLOCATION BALANCED COMPOSITE         55%                       5%                       35%                 5%
    STRATEGIC ALLOCATION GROWTH COMPOSITE           70%                      10%                       20%                 0%
    STRATEGIC ALLOCATION INCOME COMPOSITE           35%                       0%                       55%                10%

20   ING Strategic Allocation Funds

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

PRINCIPAL INVESTMENT STRATEGIES

Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS

LARGE-CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2005, the market capitalization of the companies included on the S&P 500 Index was in excess of $540 million. In selecting large-capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- The Funds may invest a segment of their assets in small- and mid-capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500(R) Index. The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small-capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's Corporation. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The market capitalization range of each Index is reset monthly and will change with market conditions as the range of the companies in each Index changes. At June 30, 2005, the market capitalization of the smallest company in the S&P MidCap 400 Index was $305 million and the largest company had a market capitalization of $11.5 billion. At June 30, 2005, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $44 million and the largest company had a market capitalization of $4.4 billion. At June 30, 2005, the market capitalization of the smallest company in the Russell 2500(R) Index was $68 million and the largest company had a market capitalization of $5.2 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The Sub-Adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED-INCOME SECURITIES

The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- Each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may also use options and futures contracts involving securities, securities indices and interest rates. Each Fund may also invest in other investment companies, including exchange-traded funds ('ETFs'), HOLDRs and SPDRs to the extent permitted by the Investment Company Act of 1940.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                             ING Strategic Allocation Funds   21

Each Fund may lend portfolio securities on a short-term basis, up to 33 1/3 of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

ALLOCATION -- the success of each Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within these categories. Because each Fund's assets are allocated between equities, fixed-income securities and money market instruments, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. In addition, each asset type has risks that are somewhat unique and the performance of each Portfolio will vary to a greater or lesser extent depending on the size of the allocation.

PRICE VOLATILITY -- the value of each Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, each Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

CREDIT -- each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Each Fund may be subject to more credit risk than other funds because they may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Funds and may reduce its returns for the Fund.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith a credit of the U.S. government have less credit risk.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Funds may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Funds.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in a Fund is available in the "More Information About Risks" section.

22   ING Strategic Allocation Funds

                                          ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995
1996    18.59
1997    16.95
1998     4.11
1999    10.40
2000    (0.75)
2001    (7.51)
2002   (10.25)
2003    18.89
2004     9.89

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) Effective October 1, 2002, the Fund changed its name from ING Crossroads Fund to ING Strategic Allocation Balanced Fund.

            Best and worst quarterly performance during this period:

                       2nd quarter 2003:   10.43%
                       3rd quarter 2002:  (11.59)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                            0.61%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Balanced Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                               10 YEARS
                                                                 1 YEAR         5 YEARS  (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                             %     9.89           1.48           7.59
     Class I Return After Taxes on Distributions             %     9.56           0.90           6.12
     Class I Return After Taxes on Distributions and Sale
     of Fund Shares                                          %     6.70           0.93           5.97
     Russell 3000(R) Index (reflects no deduction for fees,
     expenses or taxes)(2)                                   %    11.95          (1.16)         12.01(3)
     Strategic Allocation Balanced Composite Index
     (reflects no deduction for fees,
     expenses or taxes)(4)                                   %     9.16           3.86           9.50(3)


(1)  Class I Shares commenced operations on January 4, 1995.

(2) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)  The Index returns are for the period beginning January 1, 1995.

(4) The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.


[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                     ING Strategic Allocation Balanced Fund   23

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995
1996     23.17
1997     19.38
1998      4.54
1999     14.82
2000     (2.33)
2001    (12.01)
2002    (14.88)
2003     23.65
2004     11.89

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) Effective October 1, 2002, the Fund changed its name from ING Ascent Fund to ING Strategic Allocation Growth Fund.

            Best and worst quarterly performance during this period:

                            2nd quarter 2003: 13.36%
                           3rd quarter 2002: (15.33)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                      0.09%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Growth Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                           10 YEARS
                                                                     1 YEAR  5 YEARS  (OR LIFE OF CLASS)(1)
    Class I Return Before Taxes                                %      11.89    0.24            8.25
    Class I Return After Taxes on Distributions                %      11.68   (0.10)           6.71
    Class I Return After Taxes on Distributions and Sale
    of Fund Shares                                             %       8.00    0.02            6.57
    Russell 3000(R) Index (reflects no deduction for fees,
    expenses or taxes)(2)                                      %      11.95   (1.16)          12.01(3)
    Strategic Allocation Growth Composite Index (reflects
    no deduction for fees, expenses or taxes)(4)               %      11.28    2.54           10.23(3)


(1)  Class I Shares commenced operations on January 4, 1995.

(2) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)  The Index returns are for the period beginning January 1, 1995.

(4) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

24   ING Strategic Allocation Growth Fund

                                            ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

1995
1996    14.41
1997    12.52
1998     6.28
1999     7.46
2000     3.74
2001    (2.77)
2002    (5.18)
2003    13.29
2004     7.87

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

            Best and worst quarterly performance during this period:

                             2nd quarter 1997: 6.67%
                            3rd quarter 2002: (6.74)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2005:

                                      1.12%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                             10 YEARS
                                                                     1 YEAR  5 YEARS  (OR LIFE OF CLASS)(1)
    Class I Return Before Taxes                                %       7.87    3.17            7.41
    Class I Return After Taxes on Distributions                %       7.27    2.25            5.66
    Class I Return After Taxes on Distributions and Sale
    of Fund Shares                                             %       5.29    2.15            5.57
    LBAB Index (reflects no deduction for fees, expenses
    or taxes)(2)                                               %       4.34    7.71            7.72(3)
    Strategic Allocation Income Composite Index (reflects
    no deduction for fees,
    expenses or taxes)(4)                                      %       6.71    4.71            8.48(3)


(1)  Class I Shares commenced operations on January 4, 1995.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(3)  The Index returns are for the period beginning January 1, 1995.

(4) The Strategic Allocation Income Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                       ING Strategic Allocation Income Fund   25

BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                             ASSET CLASS COMPARATIVE INDICES
-------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                         The Russell(R) 3000 Index measures the performance of the 3,000 largest U.S.
                                        companies based on total market capitalization, which represents approximately
                                        98% of the investable U.S. equity market.

INTERNATIONAL STOCKS                    The Morgan Stanley Capital International-Europe, Australia, Far East Index
                                        ("MSCI EAFE(R) Index") is a market value-weighted average of the performance of more International than 900 securities listed on the stock exchange of countries in Europe, Australia Stocks and the Far East.

U.S. Dollar Bonds                       The Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") is a widely recognized, U.S. Dollar unmanaged index of publicly issued fixed rate U.S.
                                        government, investment grade, Bonds mortgage-backed and corporate debt securities.

Cash Equivalents                        Three-month Treasury bills are U.S. government-backed short-term investments considered to be relatively risk-free, and equivalent to cash because their maturity Cash Equivalents is only three months.

26   Benchmark Indices

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY                                                                     CLASS I
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                          none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)        none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I

                                                       DISTRIBUTION                   TOTAL
                                                       AND SERVICE                    FUND           WAIVERS,
                                          MANAGEMENT     (12b-1)         OTHER      OPERATING     REIMBURSEMENTS         NET
FUND                                         FEE           FEES       EXPENSES(2)   EXPENSES     AND RECOUPMENT(3)    EXPENSES
------------------------------------------------------------------------------------------------------------------------------
ING Balanced                         %       0.80           --           0.28         1.08               --            1.08
ING Equity Income                    %       0.70           --           0.29         0.99               --            0.99(4)
ING Growth                           %       0.70           --           0.26         0.96               --            0.96
ING Small Company                    %       0.85           --           0.26         1.11               --            1.11
ING Index Plus LargeCap              %       0.45           --           0.23         0.68               --            0.68
ING Index Plus MidCap                %       0.45           --           0.29         0.74             0.01            0.75
ING Index Plus SmallCap              %       0.45           --           0.42         0.87            (0.12)           0.75
ING Value Opportunity                %       0.70           --           0.29         0.99             0.11            1.10
ING Strategic Allocation Balanced    %       0.80           --           0.24         1.04            (0.09)           0.95
ING Strategic Allocation Growth      %       0.80           --           0.34         1.14            (0.14)           1.00
ING Strategic Allocation Income      %       0.80           --           0.32         1.12            (0.22)           0.90

(1) This table shows the estimated operating expenses for Class I shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.
(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund (except ING Growth Fund, ING Balanced Fund, and ING Equity Income Fund) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least October 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.
(4) A portion of the brokerage commissions that ING Equity Income Fund paid is used to reduce the Fund's expenses. Including this reduction, the "Total Net Expenses" for the Fund for the year ended May 31, 2005 would have been 0.98%. This arrangement may be discontinued at any time.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                     What You Pay to Invest   27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS I FUND                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
ING Balanced                                     $        110          343          595          1,317
ING Equity Income                                $        101          315          547          1,213
ING Growth                                       $         98          306          531          1,178
ING Small Company                                $        113          353          612          1,352
ING Index Plus LargeCap                          $         69          218          379            847
ING Index Plus MidCap(1)                         $         77          238          412            919
ING Index Plus SmallCap(1)                       $         77          266          470          1,061
ING Value Opportunity(1)                         $        112          326          558          1,223
ING Strategic Allocation Balanced(1)             $         97          322          565          1,263
ING Strategic Allocation Growth(1)               $        102          348          614          1,374
ING Strategic Allocation Income(1)               $         92          334          596          1,343

(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five-, and ten year periods.

28   What You Pay to Invest

HOW TO SHARES                                                  SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

-  Name;
-  Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

                                  INITIAL                          ADDITIONAL
        METHOD                   INVESTMENT                        INVESTMENT
BY CONTACTING YOUR     An investment professional       Visit or consult an investment
INVESTMENT             with an authorized firm can      professional.
PROFESSIONAL           help you establish and
                       maintain your account.

BY MAIL                Visit or consult an investment   Fill out the Account Additions
                       professional. Make your check    form included on the bottom of
                       payable to the ING Funds and     your account statement along
                       mail it, along with a            with your check payable to the
                       completed Account Application.   ING Funds and mail them to the
                       Please indicate your             address on the account
                       investment professional on the   statement. Remember to write
                       New Account Application.         your account number on the
                                                        check.

BY WIRE                Call the ING Operations          Wire the funds in the same
                       Department at (800) 992-0180     manner described under Initial
                       and select Option 4 to obtain    Investment.
                       an account number and indicate
                       your investment professional
                       on the account.

                       Instruct your bank to wire
                       funds to the Fund in the care
                       of:

                       State Street Bank and Trust Company
                       ABA #101003621
                       Kansas City, MO
                       credit to: ____________
                       (the Fund)
                       A/C #751-8315; for further credit
                       to Shareholder
                       A/C # ________________
                       (A/C # you received over the telephone)
                       Shareholder Name:

                       -----------------
                       (Your Name Here)

                       After wiring funds you must
                       complete the Account
                       Application and send it to:

                       ING Funds
                       P.O. Box 219368
                       Kansas City, MO
                       64121-9368

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   29

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype, IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

30   Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

-  Your account must have a current value of at least $1,000,000.
-  Minimum withdrawal amount is $1,000.
-  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or Federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                   METHOD                                             PROCEDURES
BY CONTACTING YOUR INVESTMENT PROFESSIONAL    You may redeem shares by contacting your investment
                                              professional. Investment professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

BY MAIL                                       Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is
                                              registered, and the dollar value or number of shares you wish to redeem to:

                                              ING Funds
                                              P.O. Box 219368
                                              Kansas City, MO 64121-9368

                                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE -- EXPEDITED REDEMPTION          You may redeem shares by telephone on all accounts other than retirement accounts, unless you check the box on the Account
                                              Application which signifies that you do not wish to use
                                              telephone redemptions. To redeem by telephone, call a
                                              Shareholder Services Representative at (800) 992-0180.

                                              RECEIVING PROCEEDS BY CHECK:

                                              You may have redemption proceeds (up to a maximum of $100,000)
                                              mailed to an address which has been on record with the ING Funds for at least 30 days.

                                              RECEIVING PROCEEDS BY WIRE:

                                              You may have redemption proceeds (subject to a minimum of
                                              $5,000) wired to your pre-designated bank account.You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

HOW ING COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc; AG Edwards & Sons; Charles Schwab & Co Inc; Citigroup; Directed Services Inc; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co; Pershing Sweep; Primevest Financial Services Inc; Raymond James Financial Services; RBC Dain Rauscher Inc; UBS Financial Services Inc; Wachovia Securities Inc; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

NET ASSET VALUE

The NAV per share for Class I shares of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of Class I shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class I shares, subtracting the Fund's liabilities attributable to Class I shares, and dividing by the number of shares of Class I shares that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares

32   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
-  Securities of an issuer that has entered into a restructuring;
-  Securities whose trading has been halted or suspended;

- Fixed income securities that have gone into default and for which there are no current market value quotations; and

-  Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class I shares of a Fund for Class I shares of any other ING Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. The Funds may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that Fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling \
(800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   33

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

34   Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2005, ING Investments managed over $39.2 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                                              MANAGEMENT FEE
ING Balanced                                                           0.80%
ING Equity Income                                                      0.70
ING Growth                                                             0.70
ING Small Company                                                      0.85
ING Index Plus LargeCap                                                0.45
ING Index Plus MidCap                                                  0.45
ING Index Plus SmallCap                                                0.45
ING Value Opportunity                                                  0.70
ING Strategic Allocation Balanced                                      0.80
ING Strategic Allocation Growth                                        0.80
ING Strategic Allocation Income                                        0.80


For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' annual shareholder report dated May 31, 2005.

SUB-ADVISERS

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for the ING Equity Income Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-adviser to the Fund's Board. The Fund and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Funds' Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change.

ING BALANCED FUND, ING GROWTH FUND, ING SMALL COMPANY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, ING VALUE OPPORTUNITY FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than ING Equity Income Fund). ING IM is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments.

As of June 30, 2005, ING IM managed approximately $57.6 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Prior to March 31, 2002, ING IM served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

ING BALANCED FUND

The following individuals share responsibility for the day-to-day management of the ING Balanced Fund:

The equity portion of the Fund has been managed by Hugh Whelan since 2004. Mr. Whelan has been with ING IM since 1989 and is Head of Quantitative Equities. Mr. Whelan

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                    Management of the Funds   35

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

previously served as a quantitative portfolio manager in ING IM's fixed income group specializing in corporate securities.

The fixed-income portion of the Fund has been managed by James B. Kauffmann since 2002. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund.

Mary Ann Fernandez has co-managed the overall asset allocation strategy of the Fund since 2005. She joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. She is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has co-managed the overall asset allocation strategy of the Fund since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

ING GROWTH FUND

The following individuals are responsible for the day-to-day management of the ING Growth Fund:

Kenneth Bragdon, Portfolio Manager, has been managing the Fund since May 1998 and previously co-managed the Fund. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with ING IM.

Richard Welsh, Portfolio Manager, has co-managed the Fund since 2004. He joined ING in 2004 and has 15 years of investment management experience. Mr. Welsh was previously with Columbus Circle Investors since August of 2002, where he was senior investment analyst of their large-cap core and large-cap growth disciplines. Prior to that, Mr. Welsh was a portfolio manager with Evergreen Funds since August of 1999.

ING SMALL COMPANY FUND

The following individual is responsible for the day-to-day management of the ING Small Company Fund:

The Fund has been managed by Steve Salopek since July 2005. Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small cap growth assets.

ING INDEX PLUS FUNDS
ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND
ING INDEX PLUS SMALLCAP FUNDS

The following individuals share responsibility for the day-to-day management of the ING Index Plus Funds:

Hugh T.M. Whelan, Portfolio Manager, has served as co-manager of ING Index Plus LargeCap Fund since March 2001 and as co-manager of ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has been with ING IM since 1989 and is head of Quantitative Equities. Mr. Whelan served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.

Douglas Cote, Portfolio Manager, has served as co-manager of ING Index Plus LargeCap Fund, Index Plus MidCap Fund and ING Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.

ING VALUE OPPORTUNITY FUND

The following individual is responsible for the day-to-day management of the ING Value Opportunity Fund:

Scott Lewis, Portfolio Manager, joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis has managed the Fund since he joined ING IM and has been serving as the Fund Manager since December of 2004. Mr. Lewis joined ING from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor Warburg Bincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.

STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION GROWTH, ING STRATEGIC ALLOCATION BALANCED AND ING STRATEGIC ALLOCATION INCOME FUNDS

The following individuals share responsibility for the day-to-day management of the Strategic Allocation Funds:

The Funds are managed by Mary Ann Fernandez, Portfolio Manager. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez has managed the Funds since 1996. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has co-managed the Funds since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

36   Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING EQUITY INCOME FUND
WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP ("Wellington Management" or "Sub-Adviser") serves as Sub-Adviser to ING Equity Income Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment-counseling firm that provides service to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. The principal address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. As of June 30, 2005, Wellington Management had approximately $484 billion in assets under management.

The following individuals are responsible for the day-to-day management of the ING Equity Income Fund.

John R. Ryan, CFA, has been involved in portfolio management and securities analysis for the Fund since March 2004. Mr. Ryan, Senior Vice President and Managing Partner of Wellington Management, joined the firm as an investment professional in 1981.

Karen H. Grimes, CFA, has served as portfolio manager for the Fund since March 2004. Ms. Grimes is a Vice President of Wellington Management and has been an investment professional with the firm since 1995.

PERFORMANCE OF SIMILAR EQUITY INCOME ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar equity income investment accounts managed by Wellington Management performed over various periods in the past.

The Wellington Management Equity Income Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary equity income accounts managed by Wellington Management. An account is included in the composite beginning with the first full month of eligibility. Each account in the composite has investment objectives, policies, and strategies that are substantially similar to those of ING Equity Income Fund.

The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Value Index for the one-year, three-year, five-year and since inception periods ended June 30, 2005 and on an annual basis as of December 31 of each of the last 4 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how ING Equity Income Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                              (AS OF JUNE 30, 2005)

                                               WELLINGTON       RUSSELL 1000
                                             EQUITY INCOME         VALUE
                                             COMPOSITE (%)      INDEX(1)(%)
One Year                                         10.54             14.06
Three Years                                       6.62             11.00
Five Years                                        8.22              6.56
Since Inception (01/31/2000)                      7.67              5.84(2)


                              ANNUAL TOTAL RETURNS

                        (AS OF DECEMBER 31 OF EACH YEAR)

                                               WELLINGTON       RUSSELL 1000
                                             EQUITY INCOME         VALUE
                                             COMPOSITE (%)      INDEX(1)(%)
2004                                              10.00             16.49
2003                                              21.55             30.03
2002                                             (11.52)           (15.52)
2001                                               2.11             (5.59)


Year-to-date total return as of June 30, 2005 is 1.04%.

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)  The Index return is for the period beginning February 1, 2000.

Except to the extent performance has been adjusted to reflect the operating costs of ING Equity Income Fund, the performance reflected in the Wellington Management Composite has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS(R)"), the U.S. and Canadian version of the Global Investment Performance Standards ("GIPS(R)"), which differ from the method used by the SEC.

The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The gross total returns for the Wellington Management Composite in the Average Annual Total Return tables were adjusted reflect the deduction of net operation expenses for Class I shares of ING Equity Income Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code ("Code"). Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Wellington Management Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Fund.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                    Management of the Funds   37
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MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING VALUE OPPORTUNITY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND AND ING SMALL COMPANY FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES (ALL FUNDS EXCEPT ING VALUE OPPORTUNITY FUND AND ING EQUITY INCOME
FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which a Fund may invest include futures contracts and options and swaps.

FUTURES CONTRACTS AND OPTIONS: The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: ING Strategic Allocation Growth, ING Strategic Allocation Balanced, and ING Strategic Allocation Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the

38   More Information About Risks
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counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

FOREIGN SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, AND ING INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.

HIGH YIELD DEBT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND). Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.

MORTGAGE-RELATED SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND, AND ING STRATEGIC ALLOCATION INCOME FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgage will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

OTHER INVESTMENT COMPANIES (ING EQUITY INCOME FUND AND ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND). To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Trading Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted in the listing exchange's officials deem such

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   39
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action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND AND ING EQUITY INCOME FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

REPURCHASE AGREEMENTS (ING STRATEGIC ALLOCATION BALANCED FUND, ING
STRATEGIC ALLOCATION GROWTH FUND, AND ING STRATEGIC ALLOCATION INCOME FUND). Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

U.S. GOVERNMENT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND, AND ING STRATEGIC ALLOCATION INCOME FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, ING SMALL COMPANY FUND, ING VALUE OPPORTUNITY FUND, AND ING EQUITY INCOME FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of

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investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds (other than the ING Strategic Allocation Funds) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

INDEX STRATEGY. Certain Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   41
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DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Each Fund pays dividends if any, as follows:

ANNUALLY(1)

ING Growth Fund
ING Small Company Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Value Opportunity Fund
ING Strategic Allocation
  Balanced Fund
ING Strategic Allocation
  Growth Fund
ING Strategic Allocation
  Income Fund

ANNUALLY(2)

ING Balanced Fund
ING Equity Income Fund

(1) Distributions are normally expected to consist primarily of capital gains.

(2) Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund that offers Class I shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by a Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.

42   Dividends, Distributions and Taxes

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class I Shares' financial performance for the past five years or, if shorter, the period of the class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                       Financial Highlights   43

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                   CLASS I
                                                -----------------------------------------------------------------------------
                                                                                       SEVEN MONTHS         YEAR ENDED
                                                         YEAR ENDED MAY 31,                ENDED           OCTOBER 31,
                                                ------------------------------------      MAY 31,    ------------------------
                                                   2005         2004         2003         2002(1)       2001          2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $       11.67        10.85        11.08          11.02       14.10         13.74
Income (loss) from investment operations:
Net investment income                        $        0.21         0.16         0.14           0.11        0.26          0.30
Net realized and unrealized gain (loss)
on investments                               $        0.81         0.87        (0.25)          0.11       (1.85)         0.90
Total from investment operations             $        1.02         1.03        (0.11)          0.22       (1.59)         1.20
Less distributions from:
Net investment income                        $        0.23         0.21         0.12           0.16        0.28          0.30
Net realized gains on investments            $        0.12           --           --             --        1.21          0.54
Total distributions                          $        0.35         0.21         0.12           0.16        1.49          0.84
Net asset value, end of period               $       12.34        11.67        10.85          11.08       11.02         14.10
TOTAL RETURN(2)                              %        8.85         9.65        (0.93)          2.02      (12.16)         9.04

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $      33,380       37,852       50,343         65,971      71,759        94,149
Ratios to average net assets:
Expenses(3)                                  %        1.08         1.07         1.17           1.14        1.10          1.06
Net investment income(3)                     %        1.73         1.36         1.27           1.57        2.06          2.24
Portfolio turnover rate                      %         289          302          379            118         180           242

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

44   ING Balanced Fund

FINANCIAL HIGHLIGHTS                                      ING EQUITY INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                   CLASS I
                                                -----------------------------------------------------------------------------
                                                                                       SEVEN MONTHS         YEAR ENDED
                                                         YEAR ENDED MAY 31,                ENDED           OCTOBER 31,
                                                ------------------------------------      MAY 31,    ------------------------
                                                   2005         2004         2003         2002(1)       2001          2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $        9.42         8.15         9.49           9.54       14.26         16.74
Income (loss) from investment operations:
Net investment income                        $        0.20         0.10*        0.06           0.02        0.05          0.05
Net realized and unrealized gain (loss)
on investments                               $        0.79         1.21        (1.33)         (0.03)      (3.99)         0.52
Total from investment operations             $        0.99         1.31        (1.27)         (0.01)      (3.94)         0.57
Less distributions from:
Net investment income                        $        0.23         0.04         0.07           0.04        0.04          0.05
Net realized gains on investments            $          --           --           --             --        0.74          3.00
Total distributions                          $        0.23         0.04         0.07           0.04        0.78          3.05
Net asset value, end of period               $       10.18         9.42         8.15           9.49        9.54         14.26
TOTAL RETURN(2)                              %       10.72        16.10       (13.37)         (0.10)     (28.93)         3.76

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)             $      41,923       51,609      187,417        258,081     296,248       479,823
Ratios to average net assets:
Net expenses after brokerage
commission recapture(3)                      %        0.98         0.90         0.93           0.91        0.86          0.83
Gross expenses prior to brokerage
commission recapture                         %        0.99         0.90         0.93           0.91        0.86          0.83
Net investment income after brokerage
commission recapture(3)                      %        1.89         0.95         0.72           0.34        0.38          0.33
Portfolio turnover rate                      %          31          213          225            132         194           167

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                     ING Equity Income Fund   45

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                   CLASS I
                                                -----------------------------------------------------------------------------
                                                                                       SEVEN MONTHS         YEAR ENDED
                                                         YEAR ENDED MAY 31,                ENDED           OCTOBER 31,
                                                ------------------------------------      MAY 31,    ------------------------
                                                   2005         2004         2003         2002(1)       2001          2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $       11.72        10.25        11.51          11.95       22.98         22.54
Income (loss) from investment operations:
Net investment loss                          $        0.06        (0.03)       (0.01)         (0.03)      (0.04)        (0.04)
Net realized and unrealized gain (loss)
on investments                               $        0.69         1.50        (1.25)         (0.41)      (8.39)         3.56
Total from investment operations             $        0.75         1.47        (1.26)         (0.44)      (8.43)         3.52
Less distributions from:
Net realized gains on investments            $          --           --           --             --        2.60          3.08
Total distributions                          $          --           --           --             --        2.60          3.08
Net asset value, end of period               $       12.47        11.72        10.25          11.51       11.95         22.98
TOTAL RETURN(2)                              %        6.40        14.34       (10.95)         (3.68)     (40.54)        16.65

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)             $      33,906       39,184      103,442        124,351     141,232       254,209
Ratios to average net assets:
Expenses(3)                                  %        0.96         0.93         0.99           0.96        0.91          0.87
Net investment loss(3)                       %        0.46        (0.10)       (0.13)         (0.42)      (0.28)        (0.09)
Portfolio turnover rate                      %         140          147          197            143         199           183

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

46   ING Growth Fund

FINANCIAL HIGHLIGHTS                                      ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                    CLASS I
                                                -----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS         YEAR ENDED
                                                           YEAR ENDED MAY 1,                ENDED            OCTOBER 31,
                                                -------------------------------------      MAY 31,     ----------------------
                                                   2005          2004         2003         2002(1)        2001         2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $       15.69        12.49        14.15         13.17        15.26         12.46
Income (loss) from investment operations:
Net investment income (loss)                 $       (0.01)        0.04         0.02         (0.01)        0.07          0.06
Net realized and unrealized gain (loss)
on investments                               $        1.43         3.18        (1.68)         1.03        (1.34)         3.72
Total from investment operations             $        1.42         3.22        (1.66)         1.02        (1.27)         3.78
Less distributions from:
Net investment income                        $          --         0.02           --          0.04         0.08          0.04
Net realized gains on investments            $          --           --           --            --         0.74          0.94
Total distributions                          $          --         0.02           --          0.04         0.82          0.98
Net asset value, end of period               $       17.11        15.69        12.49         14.15        13.17         15.26
TOTAL RETURN(2)                              %        9.05        25.75       (11.73)         7.74        (8.41)        31.79

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $      23,581      155,583      167,174       214,459      183,569       188,306
Ratios to average net assets:
Expenses(3)(4)                               %        1.11         1.03         1.13          1.07         1.09          1.10
Net investment income (loss) after expense
reimbursement(3)(4)                          %       (0.01)        0.22         0.17         (0.11)        0.50          0.46
Portfolio turnover rate                      %          47          123          322           200          257           333

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                     ING Small Company Fund   47

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                    CLASS I
                                                -----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS         YEAR ENDED
                                                           YEAR ENDED MAY 1,                ENDED            OCTOBER 31,
                                                -------------------------------------      MAY 31,     ----------------------
                                                   2005          2004         2003         2002(1)        2001         2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $       14.31        12.37        13.78         13.83        18.79         17.48
Income (loss) from investment operations:
Net investment income                        $        0.21         0.15         0.14          0.07         0.14          0.07
Net realized and unrealized gain (loss)
on investments                               $        1.02         1.90        (1.41)         0.01        (5.01)         1.32
Total from investment operations             $        1.23         2.05        (1.27)         0.08        (4.87)         1.39
Less distributions from:
Net investment income                        $        0.20         0.11         0.14          0.13         0.09          0.08
Net realized gain from investments           $          --           --           --            --           --            --
Total distributions                          $        0.20         0.11         0.14          0.13         0.09          0.08
Net asset value, end of period               $       15.34        14.31        12.37         13.78        13.83         18.79
TOTAL RETURN(2)                              %        8.62        16.69        (9.18)         0.51       (26.03)         7.99

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $     120,969      129,534      149,091       155,948      136,852       170,673
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)               %        0.68         0.69         0.70          0.69         0.66          0.66
Gross expenses prior to expense
reimbursement/recoupment(3)                  %        0.68         0.68         0.72          0.69         0.66          0.66
Net investment income after
reimbursement/recoupment(3)(4)               %        1.34         1.01         1.13          0.81         0.83          0.56
Portfolio turnover rate                      %          78           79          112            87          117           104

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

48   ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                    CLASS I
                                                -----------------------------------------------------------------------------
                                                                                        SEVEN MONTHS         YEAR ENDED
                                                           YEAR ENDED MAY 1,                ENDED            OCTOBER 31,
                                                -------------------------------------      MAY 31,     ----------------------
                                                   2005          2004         2003         2002(1)        2001         2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $       14.60        11.74        13.00         11.05        14.78         12.70
Income (loss) from investment operations:
Net investment income                        $        0.06         0.06         0.05          0.04         0.11          0.02
Net realized and unrealized gain (loss)
on investments                               $        1.87         2.83        (1.21)         1.96        (1.78)         3.90
Total from investment operations             $        1.93         2.89        (1.16)         2.00        (1.67)         3.92
Less distributions from:
Net investment income                        $        0.04         0.03           --          0.05         0.04          0.06
Net realized gain from investments           $        0.06           --         0.10            --         2.02          1.78
Total distributions                          $        0.10         0.03         0.10          0.05         2.06          1.84
Net asset value, end of period               $       16.43        14.60        11.74         13.00        11.05         14.78
TOTAL RETURN(2)                              %       13.23        24.61        (8.89)        18.13       (12.52)        35.42

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $      45,120       21,187       12,007        11,459          456         2,219
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)               %        0.75         0.75         0.75          0.75         0.75          0.75
Gross expenses prior to expense
reimbursement/recoupment(3)                  %        0.74         0.86         1.13          1.06         1.25          1.25
Net investment income after expense
reimbursement/recoupment(3)(4)               %        0.56         0.54         0.50          0.37         0.53          0.38
Portfolio turnover rate                      %          93          112          128           190          181           180

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                 ING Index Plus MidCap Fund   49

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                               CLASS I
                                               -----------------------------------------------------------------------------
                                                                                     SEVEN MONTHS         YEAR ENDED
                                                        YEAR ENDED MAY 31,              ENDED             OCTOBER 31,
                                               -----------------------------------      MAY 31,     ------------------------
                                                  2005        2004         2003         2002(1)        2001          2000
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $      14.94        11.55        12.90         10.80         11.66          9.95
Income (loss) from investment operations:
Net investment income (loss)                $       0.04         0.02         0.01          0.07          0.01         (0.02)
Net realized and unrealized gain (loss)
on investments                              $       2.30         3.37        (1.23)         2.03         (0.87)         1.74
Total from investment operations            $       2.34         3.39        (1.22)         2.10         (0.86)         1.72
Less distributions from:
Net investment income                       $         --           --           --            --            --          0.01
Net realized gain from
investments                                 $       0.53           --         0.13            --            --            --
Total distributions                         $       0.53           --         0.13            --            --          0.01
Net asset value, end of period              $      16.75        14.94        11.55         12.90         10.80         11.66
TOTAL RETURN(2)                             %      15.74        29.35        (9.40)        19.44         (7.38)        17.35

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $      7,414        1,705          955           322         3,600         4,825
Ratios to average net assets:
Net expenses after expense
reimbursement (3)(4)                        %       0.75         0.74         0.73          0.75          0.75          0.75
Gross expenses prior to expense
reimbursement(3)                            %       0.87         1.14         2.12          1.86          1.85          1.52
Net investment income (loss)
after reimbursement(3)(4)                   %       0.38         0.14         0.18          0.10          0.09         (0.05)
Portfolio turnover rate                     %         83          126          129            61           118           134

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

50   ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                               CLASS I
                                              ------------------------------------------------------------------------------
                                                                                     SEVEN MONTHS         YEAR ENDED
                                                        YEAR ENDED MAY 31,              ENDED             OCTOBER 31,
                                              ------------------------------------      MAY 31,     ------------------------
                                                  2005        2004         2003         2002(1)        2001          2000
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $      10.04         8.75        10.38         10.28         14.55         13.24
Income (loss) from investment operations:
Net investment income (loss)                $       0.13         0.02*        0.04          0.00**       (0.05)        (0.01)
Net realized and unrealized gain (loss)
on investments                              $       0.49         1.31        (1.67)         0.10         (2.16)         2.21
Total from investment operations            $       0.62         1.33        (1.63)         0.10         (2.21)         2.20
Less distributions from:
Net investment income                       $       0.14         0.04           --            --          0.02          0.04
Net realized gains on investments           $         --           --           --            --          2.04          0.85
Total distributions                         $       0.14         0.04           --            --          2.06          0.89
Net asset value, end of period              $      10.52        10.04         8.75         10.38         10.28         14.55
TOTAL RETURN(2)                             %       6.18        15.28       (15.70)         0.97        (17.02)        17.52

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)            $        277          351        4,692         4,725           320         3,550
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)              %       1.10         1.06         1.10          1.10          1.10          1.10
Gross expenses prior to expense
reimbursement/recoupment(3)                 %       0.99         1.20         1.40          1.37          1.74          1.62
Net investment income (loss) after expense
reimbursement/recoupment(3)(4)              %       1.18         0.44         0.47         (0.04)         0.15          0.08
Portfolio turnover rate                     %         54          200          269           132           172           162

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using average number of shares outstanding throughout the period.

**   Amount represents less than $0.01 per share.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                 ING Value Opportunity Fund   51

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                               CLASS I
                                              ------------------------------------------------------------------------------
                                                                                     SEVEN MONTHS         YEAR ENDED
                                                        YEAR ENDED MAY 31,              ENDED             OCTOBER 31,
                                              ------------------------------------      MAY 31,     ------------------------
                                                  2005        2004         2003         2002(1)        2001          2000
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $      10.74         9.75        10.33          9.96         11.76         11.76
Income (loss) from investment operations:
Net investment income                       $       0.19         0.15         0.14          0.08          0.27          0.27
Net realized and unrealized gain (loss)
on investments                              $       0.80         0.96        (0.59)         0.52         (1.80)         0.55
Total from investment operations            $       0.99         1.11        (0.45)         0.60         (1.53)         0.82
Less distributions from:
Net investment income                       $       0.18         0.12         0.13          0.23          0.27          0.29
Net realized gain from investments          $         --           --           --            --            --          0.53
Total distributions                         $       0.18         0.12         0.13          0.23          0.27          0.82
Net asset value, end of period              $      11.55        10.74         9.75         10.33          9.96         11.76
TOTAL RETURN(2)                             %       9.28        11.47        (4.29)         6.11        (13.28)         7.29

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $     28,050       27,303       34,672        37,372        37,961        49,898
Ratios to average net assets:
Net expenses after expense
reimbursement(3)(4)                         %       0.95         0.95         0.95          0.95          0.95          0.95
Gross expenses prior to expense
reimbursement(3)                            %       1.04         1.08         1.25          1.17          1.11          1.08
Net investment income after
reimbursement(3)(4)                         %       1.62         1.29         1.44          1.35          2.27          2.54
Portfolio turnover rate                     %        275          288          277           129           204           239

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

52   ING Strategic Allocation Balanced Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                               CLASS I
                                              ------------------------------------------------------------------------------
                                                                                     SEVEN MONTHS         YEAR ENDED
                                                        YEAR ENDED MAY 31,              ENDED             OCTOBER 31,
                                              ------------------------------------      MAY 31,     ------------------------
                                                  2005        2004         2003         2002(1)        2001          2000
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $       10.57         9.29        10.12          9.60         12.03         12.14
Income (loss) from investment operations:
Net investment income                     $        0.15         0.11         0.10          0.05          0.17          0.18
Net realized and unrealized gain (loss)
on investments                            $        0.94         1.28        (0.89)         0.62         (2.44)         0.82
Total from investment operations          $        1.09         1.39        (0.79)         0.67         (2.27)         1.00
Less distributions from:
Net investment income                     $        0.14         0.11         0.04          0.15          0.16          0.22
Net realized gain from investments        $          --           --           --            --            --          0.89
Total distributions                       $        0.14         0.11         0.04          0.15          0.16          1.11
Net asset value, end of period            $       11.52        10.57         9.29         10.12          9.60         12.03
TOTAL RETURN(2)                           %       10.37        15.05        (7.73)         7.05        (19.05)         8.62

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $      20,998       22,092       24,707        29,599        30,463        42,626
Ratios to average net assets:
Net expenses after expense
reimbursement(3)(4)                       %        1.00         1.00         1.00          1.00          1.00          1.00
Gross expenses prior to expense
reimbursement(3)                          %        1.14         1.13         1.39          1.25          1.16          1.10
Net investment income after
reimbursement(3)(4)                       %        1.27         0.98         1.14          0.86          1.48          1.76
Portfolio turnover rate                   %         224          222          236           149           242           248

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                      ING Strategic Allocation Growth Fund    53

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                 CLASS I
                                                ------------------------------------------------------------------------------
                                                                                       SEVEN MONTHS         YEAR ENDED
                                                          YEAR ENDED MAY 31,              ENDED             OCTOBER 31,
                                                ------------------------------------      MAY 31,     ------------------------
                                                   2005         2004         2003         2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $       10.18         9.59         9.84          9.82         10.73         10.57
Income (loss) from investment operations:
Net investment income                      $        0.24         0.20         0.20          0.13          0.37          0.33
Net realized and unrealized gain (loss)
on investments                             $        0.57         0.52        (0.29)         0.29         (0.92)         0.47
Total from investment operations           $        0.81         0.72        (0.09)         0.42         (0.55)         0.80
Less distributions from:
Net investment income                      $        0.22         0.13         0.16          0.40          0.36          0.30
Net realized gain from investments         $          --           --           --            --            --          0.34
Total distributions                        $        0.22         0.13         0.16          0.40          0.36          0.64
Net asset value, end of period             $       10.77        10.18         9.59          9.84          9.82         10.73
TOTAL RETURN(2)                            %        8.05         7.57        (0.87)         4.34         (5.24)         7.93

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $      10,308       10,758       18,127        18,994        20,201        26,494
Ratios to average net assets:
Net expenses after expense
reimbursement(3)(4)                        %        0.90         0.90         0.90          0.90          0.90          0.90
Gross expenses prior to expense
reimbursement(3)                           %        1.12         1.17         1.40          1.31          1.25          1.19
Net investment income after
reimbursement(3)(4)                        %        2.15         1.63         2.07          2.25          3.30          3.69
Portfolio turnover rate                    %         327          372          286           101           165           195

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

54   ING Strategic Allocation Income Fund

In addition to the Funds offered in this Prospectus, the Distributor, LLC also offers the Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY GROWTH FUNDS
ING Disciplined LargeCap Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Real Estate Fund

DOMESTIC EQUITY VALUE FUNDS

ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

FIXED INCOME FUNDS
ING Government Fund
ING GNMA Income Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International Value Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION

Public Reference Section
100 F. Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352

  ING Balanced Fund
  ING Equity Income Fund
  ING Growth Fund
  ING Small Company Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Income Fund

                                                       PRPRO-ADEI  (0905-093005)

[ING FUNDS LOGO]

PROSPECTUS

[GRAPHIC]

PROSPECTUS

SEPTEMBER 30, 2005

CLASS R

DOMESTIC EQUITY INDEX FUNDS

- ING INDEX PLUS LARGECAP FUND
- ING INDEX PLUS MIDCAP FUND
- ING INDEX PLUS SMALLCAP FUND

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS R SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

RISKS

These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, principal investment strategies and risks.

You'll also find:

[GRAPHIC]

HOW THE FUND HAS PERFORMED

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC]

WHAT YOU PAY TO INVEST

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

INTRODUCTION TO THE DOMESTIC EQUITY INDEX FUNDS                        1
FUNDS AT A GLANCE                                                      2

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                                           4
ING Index Plus MidCap Fund                                             6
ING Index Plus SmallCap Fund                                           8

WHAT YOU PAY TO INVEST                                                10
INFORMATION FOR INVESTORS                                             11
MANAGEMENT OF THE FUNDS                                               15
MORE INFORMATION ABOUT RISKS                                          16
DIVIDENDS, DISTRIBUTIONS AND TAXES                                    20
FINANCIAL HIGHLIGHTS                                                  21
WHERE TO GO FOR MORE INFORMATION                              Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 INTRODUCTION TO THE DOMESTIC EQUITY INDEX FUNDS
--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY INDEX FUNDS
  ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.

  They may be suitable investments if you:

  - are investing for the long-term -- at least several years; and

  - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                             Introduction to the Domestic Equity Index Funds   1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.

              FUND                                         INVESTMENT OBJECTIVE
              --------------------------------------------------------------------------------------------------------------------
DOMESTIC      Index Plus LargeCap Fund                     Outperform the total return performance of the Standard & Poor's 500
EQUITY INDEX  Adviser: ING Investments, LLC                Composite Stock Price Index ("S&P 500 Index"), while maintaining a
FUNDS         Sub-Adviser: ING Investment Management Co.   market level of risk

              Index Plus MidCap Fund                       Outperform the total return performance of the Standard & Poor's
              Adviser: ING Investments, LLC                MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market
              Sub-Adviser: ING Investment Management Co.   level of risk

              Index Plus SmallCap Fund                     Outperform the total return performance of the Standard & Poor's
              Adviser: ING Investments, LLC                SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a
              Sub-Adviser: ING Investment Management Co.   market level of risk

2   Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

              FUND                                         MAIN INVESTMENTS                     MAIN RISKS
              --------------------------------------------------------------------------------------------------------------------
DOMESTIC      Index Plus LargeCap Fund                     Equity securities included in the    Price volatility and other risks
EQUITY INDEX  Adviser: ING Investments, LLC                S&P 500 Index.                       that accompany an investment in
FUNDS         Sub-Adviser: ING Investment Management Co.                                        equity securities.

              Index Plus MidCap Fund                       Equity securities included in the    Price volatility and other risks
              Adviser: ING Investments, LLC                S&P MidCap 400 Index.                that accompany an investment in
              Sub-Adviser: ING Investment Management Co.                                        equity securities.

              Index Plus SmallCap Fund                     Equity securities included in the    Price volatility and other risks
              Adviser: ING Investments, LLC                S&P SmallCap 600 Index.              that accompany an investment in
              Sub-Adviser: ING Investment Management Co.                                        equity securities.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                           Funds at a Glance   3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks to outperform the total return performance of the Standard & Poor's 500 Composit Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large capitalization companies as companies that are included in the S&P 500 Index at the time of purchase and which have a market capitalization of at least $4 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500 Index changes. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks in the S&P 500 Index that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

4   ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

1995
1996
1997     33.29
1998     31.71
1999     23.90
2000     (9.92)
2001    (14.42)
2002    (22.25)
2003     25.00
2004      9.55

(1)  These figures are for the year ended December 31 of each year.
(2) The figure shown for the year 2004 provides performance for Class R shares of the Fund. The figures shown for prior years provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class R shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class R and Class I shares have different expenses.
(3) Effective March 1, 2002, ING Investments, LLC began serving as Adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1998:   22.34%
                           3rd quarter 2002:  (17.45)%

The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                     (0.52)%

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

                                                                                             5 YEARS(2)             10 YEARS
                                                                               1 YEAR  (OR LIFE OF CLASS)(2)  (OR LIFE OF CLASS)(2)
   Class R Return Before Taxes                                            %      9.55           13.02                   N/A
   Class R Return After Taxes on Distributions                            %      9.38           12.85                   N/A
   Class R Return After Taxes on Distributions and Sale of Fund Shares    %      6.43           11.07                   N/A
   S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)   %     10.88           15.32(4)                N/A
   Class I Return                                                         %      9.73           (3.85)                 7.34
   S&P 500 Index (reflects no deduction for fees or expenses)(3)          %     10.88           (2.30)                 7.62(5)

(1) This table shows the performance of the Class R and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class R shares. Annual returns would differ only to the extent Class I and Class R shares have different expenses. See footnote (2) to the bar chart above.
(2) Class R shares commenced operations on December 8, 2003. Class I shares commenced operations on December 10, 1996.

(3) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(4) The Index return for Class R shares is for the period beginning December 1, 2003.

(5)  The S&P 500 Index return is for the period beginning December 1, 1996.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                ING Index Plus LargeCap Fund   5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks to outperform the total return performance of the Standard and Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2005, the smallest company in the S&P MidCap 400 Index had a market capitalization of $305 million and the largest company had a market capitalization of $11.5 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES RISK -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

6   ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

1995
1996
1997
1998
1999     15.02
2000     19.39
2001     (2.08)
2002    (12.79)
2003     31.10
2004     15.85

(1)  These figures are for the year ended December 31 of each year.
(2) Because Class R shares commenced operations on October 24, 2003, the figure shown for the year 2004 provides performance for Class R shares of the Fund. The figures shown for the years 1997-2003 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class R shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class R and Class I shares have different expenses.
(3) Effective March 1, 2002, ING Investments, LLC began serving as Adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                     4th quarter 1999:  18.65%
                     3rd quarter 2002: (15.52)%

The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                      3.00%

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.

                                                                                               5 YEARS               10 YEARS
                                                                                 1 YEAR  (OR LIFE OF CLASS)(2) (OR LIFE OF CLASS)(2)
  Class R Return Before Taxes                                                  %   15.85          20.63                N/A
  Class R Return After Taxes on Distributions                                  %   15.75          20.51                N/A
  Class R Return After Taxes on Distributions and Sale of Fund Shares          %   10.43          17.57                N/A
  S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)(3)  %   16.48          19.06(4)             N/A
  Class I Return                                                               %   15.80           9.14              12.05
  S&P MidCap 400 Index (reflects no deduction for fees or expenses)(3)         %   16.48           9.54              12.05(5)

(1) This table shows the performance of the Class R and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class R shares. Annual returns would differ only to the extent Class I and Class R shares have different expenses. See footnote (2) to the bar chart above.
(2) Class R shares commenced operations on October 24, 2003. Class I shares commenced operations on February 3, 1998.
(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The Index return for Class R shares is for the period beginning November 1, 2003.

(5) The Index return for Class I shares is for the period beginning February 1, 1998.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                  ING Index Plus MidCap Fund   7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGY

The Fund invests at least 80% of its assets in securities of small capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2005, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $4.4 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

[GRAPHIC]

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES-- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

8   ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

[GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

[CHART]

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

1995
1996
1997
1998
1999     9.74
2000     7.30
2001     2.71
2002   (12.67)
2003    35.07
2004    21.45

(1)  These figures are for the year ended December 31 of each year.
(2) Because Class R shares commenced operations on December 8, 2003, the figure shown for the year 2004 provides performance for Class R shares of the Fund. The figures shown for the years 1997-2003 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class R shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class R and Class I shares have different expenses.
(3) Effective March 1, 2002, ING Investments, LLC began serving as Adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

                           2nd quarter 2003:  18.10%
                           3rd quarter 2002: (16.98)%

The Fund's Class I shares' year-to-date total return as of June 30, 2005:

                                      1.44%

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index.

                                                                                               5 YEARS                10 YEARS
                                                                                  1 YEAR (OR LIFE OF CLASS)(2) (OR LIFE OF CLASS)(2)
  Class R Return Before Taxes                                                 %    21.45           21.94               N/A
  Class R Return After Taxes on Distributions                                 %    20.53           21.07               N/A
  Class R Return After Taxes on Distributions and Sale of Fund Shares         %    14.34           18.33               N/A
  S&P SmallCap 600 Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                                %    22.65           22.71(4)            N/A
  Class I Return                                                              %    21.22            9.54              8.19
  S&P SmallCap 600 Index (reflects no deduction for fees or expenses)(3)      %    22.65           11.60             10.21(5)

(1) This table shows the performance of the Class R and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class R shares. Annual returns would differ only to the extent Class R and Class I shares have different expenses. See footnote (2) to the bar chart above.
(2) Class R shares commenced operations on December 8, 2003. Class I shares commenced operations on February 3, 1998.
(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $600 million as of June 30, 2003.

(4) The Index return for Class R shares is for the period beginning December 1, 2003.

(5) The Index return for Class I shares is for the period beginning February 1, 1998.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                ING Index Plus SmallCap Fund   9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The table that follows shows the fees and expenses for Class R shares of each of the Funds.

FEES YOU PAY DIRECTLY

                                                                                           CLASS R
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                          none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)        none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS R

                                                  DISTRIBUTION                 TOTAL
                                                  AND SERVICE                   FUND        WAIVERS,
                                      MANAGEMENT     (12b-1)      OTHER      OPERATING   REIMBURSEMENTS      NET
FUND                                     FEE          FEES      EXPENSES(2)  EXPENSES   AND RECOUPMENT(3)  EXPENSES
-------------------------------------------------------------------------------------------------------------------
ING Index Plus LargeCap          %       0.45         0.50         0.23        1.18             --          1.18
ING Index Plus MidCap            %       0.45         0.50         0.29        1.24           0.01          1.25
ING Index Plus SmallCap          %       0.45         0.50         0.42        1.37          (0.12)         1.25

(1) This table shows the estimated operating expenses for the Class R shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of each Fund's average daily net assets.
(3) ING Investments, LLC has entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least October 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation within 90 days of the end of the then current term or upon termination of the investment management agreement.

[GRAPHIC]

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000 and you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS R FUND

                                                          1 YEAR      3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------------------------
ING Index Plus LargeCap                             $       120          375          649          1,432
ING Index Plus MidCap(1)                            $       127          394          682          1,501
ING Index Plus SmallCap(1)                          $       127          422          739          1,636

(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five- and ten-year periods.

10   What You Pay to Invest

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Class R Shares are offered at net asset value ("NAV") without a sales charge. The minimum initial investment is $250,000. ING Funds Distributor, LLC ("ING Funds Distributor" or "Distributor") may waive these minimums from time to time. The Funds also offer Class A, Class B, Class C, Class I and Class O shares, which have different sales charges and other expenses that may affect their performance. Investors can obtain more information about these other share classes by calling (800) 992-0180 or by going to www.ingfunds.com.

Class R shares of the Funds are continuously offered to qualified retirement plans ("Retirement Plans"), including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, SEPs and other accounts or plans whereby the Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible retirement plans for the purpose of funding qualified retirement plans. Please refer to the prospectus or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Funds and any fees that may apply.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions.

Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary ("Financial Service Firm") authorized to sell Class R shares of the Funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.

Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional.

The Funds and the Distributor reserve the right to reject any purchase order. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close a Retirement Plan's account and redeem the shares should the Retirement Plan fail to maintain its account value at a minimum of $250,000.

SHAREHOLDER SERVICE AND DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has entered into a Shareholder Service and Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The 12b-1 Plan permits a Fund to pay marketing and other fees to support the sale and distribution of the Class R shares of each Fund and for shareholder services provided by financial service firms. The annual distribution and service fees payable under the Plan may equal up to 0.50% of the average daily net assets of the Funds (a 0.25% distribution fee and a 0.25% shareholder service fee). Over time, these fees will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.

HOW ING COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the Plan. The payments made under these arrangements are

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                  Information for Investors   11

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increase over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealers customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc; AG Edwards & Sons; Charles Schwab & Co Inc; Citigroup; Directed Services Inc; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co; Pershing Sweep; Primevest Financial Services Inc; Raymond James Financial Services; RBC Dain Rauscher Inc; UBS Financial Services Inc; Wachovia Securities Inc; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for Retirement Plans: The Funds and the Distributor must obtain the following information for certain Retirement Plans that open an account:

-  Name;

- Physical business address (although post office boxes are still permitted for mailing); and

-  Employer identification number, or other identifying number.

Additional identifying information may be required to open accounts.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE THE ACCOUNT IF THEY ARE UNABLE TO VERIFY IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk

12   Information for Investors

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                                                       INFORMATION FOR INVESTORS
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for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When retirement plans place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until the purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

NET ASSET VALUE

The NAV per share for Class R shares of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of Class R shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class R shares, subtracting the Fund's liabilities attributable to Class R shares, and dividing by the number of shares of Class R shares, that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                  Information for Investors   13

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INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectus for those investment companies explain the circumstances under which they will use fair value-pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board of Directors ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-  Securities of an issuer that has entered into a restructuring;

-  Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-  Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine their NAV per share.

PRICE OF SHARES

When a plan buys shares, it pays the NAV. When a plan sells shares, it receives the NAV. Exchange orders are effected at NAV. When a Retirement Plan buys shares, it receives the NAV next calculated after its order is received in proper form. When a Retirement Plan sells shares, it receives the NAV next calculated after its order is received in proper form. Certain plan administrators, broker-dealers or other financial institutions may have alternate arrangements with the Distributor or Transfer Agent. See the SAI for more details. Exchange orders are effected at NAV.

A Retirement Plan will receive a confirmation of each new transaction in its account, which also will show it the number of Fund shares it owns including the number of shares being held in safekeeping by the Transfer Agent for its account. It may rely on these confirmations in lieu of certificates as evidence of ownership. Certificates representing shares of the Funds will not be issued unless the Plan requests them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

A Retirement Plan may exchange Class R shares for Class R shares of any other ING Fund that offers Class R shares.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact the Shareholder Services Representative at
(800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800)-992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Fund will post the quarter ending June 30 holdings on August 1.) Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

14   Information for Investors

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ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each Fund. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2005, ING Investments managed over $39.2 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The aggregate annual management fee paid by each Fund as a percentage of that Fund's average daily net assets is 0.45%.

For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' annual shareholder report dated May 31, 2005.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Funds' Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Funds.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Funds in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep, N.V., and is an affiliate of ING Investments.

As of June 30, 2005, ING IM managed approximately $57.6 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND.

The following individuals share responsibility for the day-to-day management of the ING Index Plus Funds:

Hugh T.M. Whelan, Portfolio Manager, has served as co-manager of ING Index Plus LargeCap Fund since March 2001 and as co-manager of ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has been with ING IM since 1989 and is head of Quantitative Equities. Mr. Whelan previously served as a quantitative portfolio manager in ING IM's fixed income group, specializing in corporate securities.

Douglas Cote, Portfolio Manager, has served as co-manager of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Funds.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                    Management of the Funds   15

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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds invest in these securities or use these techniques as part of a Fund's principal investment strategy. However, the Adviser or Sub-Adviser may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivatives instruments in which a Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS: The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities of futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money that the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete

16   More Information About Risks

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or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which include the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

OTHER INVESTMENT COMPANIES. To the extent permitted by the Investment Company Act of 1940, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQ"), Dow Jones Industrial Average Trading Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted in the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

PORTFOLIO TURNOVER. Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

INTERESTS IN LOANS (ALL FUNDS). A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   17

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INABILITY TO SELL SECURITIES. Some securities trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

18   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.

INDEX STRATEGY. Certain Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   19

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Distributions are normally expected to consist primarily of capital gains. The Funds distribute capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless the eligible Retirement Plan instructs a Fund to pay investors' dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. The Retirement Plan may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class R shares of a Fund invested in another Fund that offers Class R shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Each eligible Retirement Plan and plan participant should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It generally does not matter how long an investor has held Fund shares or whether the investor elects to receive distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to investors at their respective long-term capital gains rates. Dividends from the Fund are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Eligible Retirement Plans will receive an annual statement summarizing their dividend and capital gains distributions.

If an investor buys shares of a Fund before it makes a distribution, the distribution will be taxable to the investor even though it may actually be a return of a portion of the investor's investment. This is known as a "buying a dividend."

Because investors invest through tax-deferred accounts, such as an eligible retirement plan, they generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each retirement plan and plan participant should consult their tax advisers about investment through a tax-deferred account.

There may be tax consequences to investors that sell or redeem Fund shares. An investor will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the investor holds those shares. If the investor exchanges shares, it may be treated as if it sold them. Investors are responsible for any tax liabilities generated by the investor's transactions.

If an investor's tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, the investor will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to an investor that fails to provide the Fund with the correct taxpayer identification number or to make required certifications, or if the investor has been notified by the IRS that it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the investor's U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.

20   Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS                             ING DOMESTIC EQUITY INDEX FUNDS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class R shares' financial performance for the past five years or, if shorter, the period of the class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                       Financial Highlights   21

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                        YEAR                DECEMBER 8,
                                                                        ENDED               2003(1) TO
                                                                       MAY 31,                MAY 31,
                                                                        2005                   2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $      14.17                 13.52
 Income from investment operations:
 Net investment income                                           $       0.11                  0.12
 Net realized and unrealized gain on investments                 $       1.02                  0.64
 Total from investment operations                                $       1.13                  0.76
 Less distributions from:
 Net investment income                                           $       0.16                  0.11
 Total distributions                                             $       0.16                  0.11
 Net asset value, end of period                                  $      15.14                 14.17
 TOTAL RETURN(2)                                                 %       7.99                  4.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $     16,463                 3,244
 Ratios to average net assets:
 Expenses(3)                                                     %       1.18                  1.19
 Net investment income(3)                                        %       0.79                  0.46
 Portfolio turnover rate                                         %         78                    79

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

22   ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                        YEAR                OCTOBER 24,
                                                                        ENDED               2003(1) TO
                                                                       MAY 31,                MAY 31,
                                                                        2005                   2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $      14.43                 12.91
 Income from investment operations:
 Net investment income                                           $       0.01                  0.03
 Net realized and unrealized gain on investments                 $       1.81                  1.52
 Total from investment operations                                $       1.82                  1.55
 Less distributions from:
 Net investment income                                           $       0.03                  0.03
 Net realized gain from investments                              $       0.06                    --
 Total distributions                                             $       0.09                  0.03
 Net asset value, end of period                                  $      16.16                 14.43
 TOTAL RETURN(2)                                                 %      12.64                 12.00

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $     14,785                 5,489
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(3)(4)       %       1.25                  1.25
 Gross expenses prior to expense reimbursement/recoupment(3)     %       1.24                  1.36
 Net investment income after reimbursement/recoupment(3)(4)      %       0.08                  0.16
 Portfolio turnover rate                                         %         93                   112

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

[GRAPHIC]                 If you have any questions, please call 1-800-992-0180.

                                                 ING Index Plus MidCap Fund   23

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                        YEAR                DECEMBER 8,
                                                                        ENDED               2003(1) TO
                                                                       MAY 31,                MAY 31,
                                                                        2005                   2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $      14.75                 13.97
 Income from investment operations:
 Net investment income                                           $      (0.02)                 0.00*
 Net realized and unrealized gain on investments                 $       2.25                  0.78
 Total from investment operations                                $       2.23                  0.78
 Less distributions from:
 Net realized gain from investments                              $       0.53                    --
 Total distributions                                             $       0.53                    --
 Net asset value, end of period                                  $      16.45                 14.75
 TOTAL RETURN(2)                                                 %      15.19                  5.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $      3,742                 1,256
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                  %       1.25                  0.99
 Gross expenses prior to expense reimbursement(3)                %       1.37                  1.60
 Net investment income (loss) after reimbursement(3)(4)          %      (0.14)                 0.02
 Portfolio turnover rate                                         %         83                   126

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount is less than $0.01 per share.

24   ING Index Plus SmallCap Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the Class R shares of the fund listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

FIXED INCOME FUNDS
ING Intermediate Bond Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352

  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund


[ING FUNDS LOGO]

                                                        PRPRO-ADER (0905-093005)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

September 30, 2005

DOMESTIC EQUITY AND INCOME FUND
ING Balanced Fund ("ING Direct Balanced Fund," "Balanced Fund," or the "Fund")

March 1, 2005

CAPITAL APPRECIATION FUNDS
ING Global Science and Technology Fund ("ING Direct Global Science and Technology Fund," "Global Science and Technology Fund," or the "Fund") ING International Growth Fund ("ING Direct International Growth Fund," "International Growth Fund," or the "Fund")

September 30, 2005

INDEX PLUS FUNDS
ING Index Plus LargeCap Fund ("ING Direct Index Plus LargeCap Fund," "Index Plus LargeCap Fund," or the "Fund")
ING Index Plus MidCap Fund ("ING Direct Index Plus MidCap Fund," "Index Plus MidCap Fund," or the "Fund")
ING Index Plus SmallCap Fund ("ING Direct Index Plus SmallCap Fund," "Index Plus SmallCap Fund," or the "Fund")

CLASS O SHARES OF THE STRATEGIC ALLOCATION FUNDS ARE NOT CURRENTLY AVAILABLE. WE EXPECT AVAILABILITY SOME TIME IN 2006.

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund ("ING Direct Strategic Allocation Balanced Fund," "Strategic Allocation Balanced Fund," or the "Fund")
ING Strategic Allocation Growth Fund ("ING Direct Strategic Allocation Growth Fund," "Strategic Allocation Growth Fund," or the "Fund")
ING Strategic Allocation Income Fund ("ING Direct Strategic Allocation Income Fund," "Strategic Allocation Income Fund," or the "Fund")

This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the funds listed above is a series of ING Series Fund, Inc. ("Company").

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.
- SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED, OR INSURED BY ING BANK, FSB ("ING DIRECT"), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                            3
      INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
       STRATEGIES, RISKS, AND PERFORMANCE                         3
FUND EXPENSES                                                    27
OTHER CONSIDERATIONS                                             29
MANAGEMENT OF THE FUNDS                                          34
INVESTING IN THE FUNDS                                           37
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      37
      HOW TO BUY SHARES                                          38
      HOW TO SELL SHARES                                         40
      TIMING OF REQUESTS                                         41
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  41
      DIVIDENDS AND DISTRIBUTIONS                                44
      TAX INFORMATION                                            45
FINANCIAL HIGHLIGHTS                                             47
ADDITIONAL INFORMATION                                           57

                             THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's investment objective, principal investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 15.
--------------------------------------------------------------------------------

ING Investments, LLC ("ING Investments" or "Adviser") serves as investment adviser to the Funds.
--------------------------------------------------------------------------------

ING Investment Management Co., ("ING IM" or "Sub-Adviser") serves as Sub-Adviser to each Fund, except Global Science and Technology Fund.
--------------------------------------------------------------------------------

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser") serves as Sub-Adviser to Global Science and Technology Fund.
--------------------------------------------------------------------------------

BALANCED  FUND

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;
- debt, such as bonds, mortgage-related and other asset-backed securities;
- U.S. government securities; and
- money market instruments.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of assets specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc ("Moody's"), the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in convertible securities, foreign debt securities and derivatives.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION RISKS -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in cur-rency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rate, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

HIGH YIELD DEBT SECURITIES -- high yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher-quality securities, and this may have an adverse effect on the market values of certain securities.

SECURITIES LENDING -- when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Securities lending may intensify the market risk, credit risk and other risks, and the Fund could incur losses in connection with the investment of such cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations -- Principal Risks" section.

BALANCED FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
25.00     14.49    20.09    16.26    12.05   (1.34)   (4.83)   (11.11)   18.01    8.44

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) The figures provide performance information for Class A shares of the Fund, since Class O shares do not have a full year of operations. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 12.73%
                            3rd quarter 2002: (9.46)%

             The Fund's Class A shares' year-to-date total return
                        as of June 30, 2005: 0.81%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the S&P 500 Index, the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and a composite index reflecting the combined performance of the S&P 500 Index and the LBAB Index ("Composite Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR         5 YEARS               10 YEARS
Class A Return Before Taxes(2)                                 %      2.20           0.13                   8.46
Class A Return After Taxes on Distributions(2)                 %      1.72          (0.93)                  6.29
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %      1.82          (0.44)                  6.18
S&P 500 Index (reflects no deductions for fees, expenses or
  taxes)(3)                                                    %     10.88          (2.30)                 12.07
LBAB Index (reflects no deductions for fees, expenses or
  taxes)(4)                                                    %      4.34           7.71                   7.72
Composite Index (reflects no deductions for fees, expenses
  or taxes)(5)                                                 %      8.30           1.98                  10.66

(1) This table shows performance for Class A shares of the Fund because Class O shares of the Fund had not had a full year of operations as of September 15, 2004. See footnote (2) to the bar chart above.

(2) Reflects deduction of sales charge of 5.75%.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(5) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index.

CAPITAL APPRECIATION  FUNDS

GLOBAL SCIENCE AND
TECHNOLOGY FUND

OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, Initial Public Offerings ("IPOs"), and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers and Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may investment in securities of small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology sectors are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries. These investments would make the Fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is not a guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002, 2003 and 2004 and Class I shares for 2001.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      (24.87)  (43.01)   47.13   (1.30)

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 6, 2001, the figures shown for 2002 through 2004 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as sub-adviser to the Fund.

(4) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.54%
                          3rd quarter 2001: (34.97)%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Pacific Stock Exchange Technology Index ("PSE Technology Index"), and the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES(2)                                 %   (1.30)          (7.43)               N/A
Class O Return After Taxes on Distributions(2)                 %   (1.30)          (7.43)               N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %   (0.85)          (6.22)               N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   10.88            1.72(4)             N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %   12.09            4.00(4)             N/A
Goldman Sachs Technology Industry Composite Index (reflects
  no deduction for fees, expenses or taxes)(6)                 %    2.91           (3.74)(4)            N/A
CLASS I RETURN BEFORE TAXES(7)                                 %   (1.28)         (18.25)               N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   10.88           (0.96)(8)            N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %   12.09            7.80(8)             N/A
Goldman Sachs Technology Industry Composite Index (reflects
  no deduction for fees, expenses or taxes)(6)                 %    2.91          (18.13)(8)            N/A

(1) This table shows the performance of the Class O and Class I shares of the Fund.

(2) Class O shares commenced operations on August 6, 2001.

(3) The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Index returns for Class O shares are for the period beginning August 1, 2001.

(5) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index and is included as an additional comparison for Fund performance.

(6) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(7) Class I shares commenced operations on March 1, 2000. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(8) The Index returns for Class I shares are for the period beginning March 1, 2000.

INTERNATIONAL GROWTH FUND

OBJECTIVE
The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in three or more countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.
- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes cash flows, earnings and growth prospects of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may investment in securities of small- and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is not a guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002, 2003 and 2004 and Class I shares for 1994 through 2001.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
6.72      22.92    15.63    18.05    51.71   (21.67)  (25.92)  (29.85)   30.96    17.12

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 through 2004 provide performance for Class O shares of the Fund. The figures shown for the years 1994 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  31.82%
                           3rd quarter 2002: (23.80)%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)        10 YEARS
CLASS O RETURN BEFORE TAXES(2)                                 %    17.12          (0.10)                 N/A
Class O Return After Taxes on Distributions(2)                 %    17.20          (0.12)                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    11.47          (0.02)                 N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    20.70           8.66(4)               N/A
CLASS I RETURN BEFORE TAXES(5)                                 %    17.06          (9.05)                5.41
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    20.70          (0.80)                5.94(5)

(1) This table shows the performance of the Class O and Class I shares of the Fund.

(2) Class O shares commenced operations on August 1, 2001.

(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) The Index return for Class I shares is for the 10-year period ended December 31, 2004. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

INDEX PLUS  FUNDS

INDEX PLUS LARGECAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large capitalization companies as companies that are included in the S&P 500 Index at the time of purchase and that have a market capitalization of at least $4 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500 Index changes. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for the years 2002-2004 and Class I shares for the years 1997-2001.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   33.61    32.15    24.20   (9.69)   (14.20)  (22.02)   25.21    9.92

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for the years 2002-2004 provide performance for Class O shares of the Fund. The figures shown for prior years provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

4th quarter 1998:   22.42%
3rd quarter 2002:  (17.35)%

              The Fund's Class O shares' year-to-date total return
                          as of June 30, 2005: (0.33)%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(2)
Class O Return Before Taxes                                    %    9.92             0.50                    N/A
Class O Return After Taxes on Distributions                    %    9.74             0.21                    N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    6.68             0.28                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   10.88             1.72(4)                 N/A
Class I Return Before Taxes                                    %   10.00            (3.61)                  7.61
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   10.88            (2.30)                  7.62(5)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(2) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on December 10, 1996.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) The Index return for Class I shares is for the period beginning December 1, 1996.

INDEX PLUS MIDCAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. As of June 30, 2005, the smallest company in the S&P MidCap 400 Index had a market capitalization of $305 million and the largest company had a market capitalization of $11.5 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES RISK -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for the years 2002-2004 and Class I for the years 1999-2001.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     15.31    19.69   (1.83)   (12.66)   31.70    16.05

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for the years 2002-2004 provide performance for Class O shares of the Fund. The figures shown for prior years provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

4th quarter 1999:   18.72%
3rd quarter 2002:  (15.36)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2005: 3.10%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(2)
Class O Return Before Taxes                                    %    16.05            8.57                     N/A
Class O Return After Taxes on Distributions                    %    15.96            8.44                     N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    10.54            7.33                     N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    16.48            9.17(4)                  N/A
Class I Return Before Taxes                                    %    16.09            9.41                   12.33
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    16.48            9.54                   12.05(5)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(2) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on February 3, 1998.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) The Index return for Class I shares is for the period beginning February 1, 1998.

INDEX PLUS SMALLCAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. As of June 30, 2005, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $4.4 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.
- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for the years 2002-2004 and Class I shares for the years 1999-2002.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     10.02    7.57     2.97    (12.72)   35.71    21.54

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for the years 2002-2004 provide performance for Class O shares of the Fund. The figures shown for prior years provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

2nd quarter 2003:   18.17%
3rd quarter 2002:  (17.09)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2005: 1.61%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(2)
Class O Return Before Taxes                                    %    21.54           11.73                     N/A
Class O Return After Taxes on Distributions                    %    20.63           11.40                     N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    14.39           10.01                     N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    22.65           12.21(4)                  N/A
Class I Return Before Taxes                                    %    21.52            9.81                    8.46
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    22.65           11.60                   10.21(5)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.
(2) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on February 3, 1998.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $600 million.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) The Index return for Class I shares is for the period beginning February 1, 1998.

ING STRATEGIC ALLOCATION  FUNDS

ING STRATEGIC ALLOCATION BALANCED FUND
ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION INCOME FUND

INVESTMENT OBJECTIVES
ING Strategic Allocation Balanced Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Income Fund seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS
The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance. Under normal circumstances, the Fund invests a majority of its assets in income-producing securities, including dividend-paying domestic and international stocks.

Investors should consult with their investment professional to determine whether an ING Strategic Allocation Fund is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES
Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.

ASSET CLASS                                                      ING         ING         ING
                                                              Strategic   Strategic   Strategic
                                                              Allocation  Allocation  Allocation
                                                               Balanced     Growth      Income
                                                               Fund(1)       Fund      Fund(2)
Equities
Domestic Stocks
Range                                                           0-75%      10-100%        0-70%
International Stocks
Range                                                           0-10%        0-20%        0-10%
Fixed Income
Range                                                           0-70%        0-40%       0-100%
Money Market Instruments
Range                                                           0-30%        0-30%        0-30%

(1) ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes:
    small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 20 of this Prospectus.

COMPOSITE INDEX                                                      Morgan Stanley
                                                                  Capital International  Lehman Brothers(R)     91-Day
                                                 Russell(R) 3000  Europe, Australia and      Aggregate       U.S. Treasury
                                                      Index         Far East Index(R)        Bond Index        Bill Rate
Strategic Allocation Balanced Composite                55%                   5%                  35%                  5%
Strategic Allocation Growth Composite                  70%                  10%                  20%                  0%
Strategic Allocation Income Composite                  35%                   0%                  55%                 10%

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

PRINCIPAL INVESTMENT STRATEGIES
Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS
LARGE-CAPITALIZATION STOCKS -- each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2005, the market capitalization of the companies included on the S&P 500 Index was in excess of $540 million. In selecting large-capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- the Funds may invest a segment of their assets in small- and mid-capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500(R) Index. The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small-capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's Corporation. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The market capitalization range of each Index is reset monthly and will change with market/conditions as the range of the companies in each Index changes. At June 30, 2005, the market capitalization of the smallest company in the S&P MidCap 400 Index was $305 million and the largest company had a market capitalization of $11.5 billion. At June 30, 2005, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $44 million and the largest company had a market capitalization of $4.4 billion. At June 30, 2005 the market capitalization of the smallest company in the Russell 2500(R) Index was $68 million and the largest company had a market capitalization of $5.2 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS
The Sub-Adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED-INCOME SECURITIES
The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS
MONEY MARKET INSTRUMENTS -- each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may use options and futures contracts involving securities, securities indices and interest rates. Each Fund may also invest in other investment companies, including exchange-traded funds ("ETFs"), HOLDRs and SPDRs to the extend permitted by the Investment Company Act of 1940.

Each Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

ALLOCATION -- the success of each Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within these categories. Because each Fund's assets are allocated between equities, fixed-income securities and money market instruments, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. In addition, each asset type has risks that are somewhat unique and the performance of each Portfolio will vary to a greater or lesser extent depending on the size of the allocation.

PRICE VOLATILITY -- the value of each Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, each Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

CREDIT -- each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Each Fund may be subject to more credit risk than other funds because they may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Funds and may reduce returns for the Fund.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given than the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Funds may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Funds.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in a Fund is available in the "More Information About Risks" section.

ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            3.87     10.14   (1.00)   (7.71)   (10.48)   18.56    9.60

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class O shares had not commenced operations as of December 31, 2004, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(4) Effective October 1, 2002, the Fund changed its name from ING Crossroad Fund to ING Strategic Allocation Balanced Fund.

            Best and worst quarterly performance during this period:

2nd quarter 2003:   10.41%
3rd quarter 2002:  (11.59)%

              The Fund's Class A shares' year-to-date total return
                           as of June 30, 2005: 0.44%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)
The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Balanced Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                             10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                 %    3.30      0.04             3.55
Class A Return After Taxes on Distributions(3)                 %    2.99     (0.47)            2.10
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                    %    2.33     (0.26)            2.21
Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)(4)                                       %   11.95     (1.16)            7.46(5)
Strategic Allocation Balanced Composite Index (reflects no
  deduction for fees, expenses, or taxes)(6)                   %    9.16      3.86             7.38(5)

(1) This table shows performance of Class A shares of the Fund because Class O shares had not commenced operations as of December 31, 2004. See footnote
    (2) to the bar chart above.
(2) Class A shares commenced operations on January 20, 1997.
(3) Reflects deduction of sales charge of 5.75%.
(4) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(5) The Index returns for Class A shares are for the period beginning February 1, 1997.
(6) The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            4.28     14.55   (2.56)   (12.31)  (15.11)   23.33    11.70

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class O shares had not commenced operations as of December 31, 2004, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.
(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(4) Effective October 1, 2002, the Fund changed its name from ING Ascent Fund to ING Strategic Allocation Growth Fund.

            Best and worst quarterly performance during this period:

2nd quarter 2003:   13.33%
3rd quarter 2002:  (15.35)%

              The Fund's Class A shares' year-to-date total return
                           as of June 30, 2005: 0.00%

                       AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)
The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Growth Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                 %    5.28     (1.19)           (3.52)
Class A Return After Taxes on Distributions(3)                 %    5.16     (1.47)            1.89
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                    %    3.66     (1.16)            2.10
Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)(4)                                       %   11.95     (1.16)            7.46(5)
Strategic Allocation Growth Composite Index (reflects no
  deduction for fees, expenses, or taxes)(6)                   %   11.28      2.84             7.57(5)

(1) This table shows performance of Class A shares of the Fund because Class O shares had not commenced operations as of December 31, 2004. See footnote
    (2) to the bar chart above.
(2) Class A shares commenced operations on January 20, 1997.
(3) Reflects deduction of sales charge of 5.75%.
(4) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(5) The Index returns for Class A shares are for the period beginning February 1, 1997.
(6) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large-capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            6.12     7.16     3.45    (3.02)   (5.36)    12.93    7.58

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class O shares had not commenced operations as of December 31, 2004, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.
(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(4) Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

            Best and worst quarterly performance during this period:

2nd quarter 2003:   6.59%
3rd quarter 2002:  (6.81)%

              The Fund's Class A shares' year-to-date total return
                           as of June 30, 2005: 1.04%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)
The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                 %     1.40     1.68             4.09
Class A Return After Taxes on Distributions(3)                 %     0.91     0.85             2.36
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                    %     1.07     0.93             2.48
LBAB Index (reflects no deduction for fees, expenses, or
  taxes)(4)                                                    %     4.34     7.71             7.70(5)
Strategic Allocation Income Composite Index (reflects no
  deduction for fees, expenses, or taxes)(6)                   %     6.71     4.71             6.83(5)

(1) This table shows performance of Class A shares of the Fund because Class O shares had not commenced operations as of December 31, 2004. See footnote
    (2) to the bar chart above.
(2) Class A shares commenced operations on January 20, 1997.
(3) Reflects deduction of sales charge of 5.75%
(4) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(5) The Index returns for Class A shares are for the period beginning February 1, 1997.
(6) The Strategic Allocation Income Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

BENCHMARK INDICES

ASSET CLASS                                        ASSET CLASS COMPARATIVE INDICES
-------------------------------------------------------------------------------------------------
Domestic Stocks                      The Russell(R) 3000 Index measures the performance of the
                                     3,000 largest U.S. companies based on total market
                                     capitalization, which represents approximately 98% of the
                                     investable U.S. equity market.
International Stocks                 The Morgan Stanley Capital International-Europe, Australia,
                                     Far East Index ("MSCI EAFE(R) Index") is a market
                                     value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in
                                     Europe, Australia and the Far East.
U.S. Dollar Bonds                    The Lehman Brothers(R) Aggregate Bond Index ("LBAB Index")
                                     is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade,
                                     mortgage-backed and corporate debt securities.
Cash Equivalents                     Three-month Treasury bills are U.S. government-backed
                                     short-term investments considered to be relatively
                                     risk-free, and equivalent to cash because their maturity is only three months.

FUND EXPENSES

The following table describes Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)

                                              Service                                           Waiver
                                  Management  (12b-1)                     Total Operating  Reimbursement and    Net
                                     Fees      Fees    Other Expenses(2)     Expenses        Recoupment(3)    Expenses
Balanced Fund                       0.80%      0.25%         0.28%             1.33%             --            1.33%
Global Science and Technology
  Fund                              1.05%      0.25%         0.74%             2.04%           (0.29)%         1.75%
International Growth Fund           0.85%      0.25%         0.73%             1.83%           (0.23)%         1.60%
Index Plus LargeCap Fund            0.45%      0.25%         0.23%             0.93%             --            0.93%
Index Plus MidCap Fund              0.45%      0.25%         0.29%             0.99%            0.01%          1.00%
Index Plus SmallCap Fund            0.45%      0.25%         0.42%             1.12%           (0.12)%         1.00%
Strategic Allocation Balanced
  Fund                              0.80%      0.25%         0.24%             1.29%           (0.09)%         1.20%
Strategic Allocation Growth Fund    0.80%      0.25%         0.34%             1.39%           (0.14)%         1.25%
Strategic Allocation Income Fund    0.80%      0.25%         0.32%             1.37%           (0.22)%         1.15%

(1) This table shows the estimated operating expenses for Class O shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments LLC, the investment adviser to each Fund, has agreed. As of May 31, 2005, Class O shares of Balanced Fund had not had a full year of operations. Actual expenses of Balanced Fund may be greater or less than estimated. Because Strategic Allocation Balanced Fund, Strategic Allocation Growth Fund and Strategic Allocation Income Fund had not commenced operations as of the date of this Prospectus, expenses are based on each Fund's operating expenses for Class A shares, as adjusted for contractual changes, if any, and fee waivers to which ING Investments LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC entered into a written expense limitation agreement with each Fund except Balanced Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least October 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.

CLASS O SHARES EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5.00% and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
Balanced Fund                        $              135                     421                      729                   1,601
Global Science and
  Technology(1)                      $              178                     612                    1,072                   2,346
International Growth(1)              $              163                     553                      969                   2,129
Index Plus LargeCap Fund             $               95                     296                      515                   1,143
Index Plus MidCap Fund(1)            $              102                     316                      548                   1,214
Index Plus SmallCap Fund(1)          $              102                     344                      605                   1,352
Strategic Allocation Balanced
  Fund(1)                            $              690                     952                    1,234                   2,035
Strategic Allocation Growth
  Fund(1)                            $              695                     977                    1,279                   2,136
Strategic Allocation Income
  Fund(1)                            $              685                     963                    1,262                   2,109

(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information ("SAI").

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

FOREIGN SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND AND ING INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.

The risks of investing in foreign securities may be greater for emerging markets investments.

EMERGING MARKETS INVESTMENTS (GLOBAL SCIENCE AND TECHNOLOGY FUND AND INTERNATIONAL GROWTH FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

CONCENTRATION (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the 1940 Act) its assets in securities related to the science and technology sectors, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

HIGH YIELD DEBT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME
FUND). Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.

U.S. GOVERNMENT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME
FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

MORTGAGE-RELATED SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT INDEX PLUS LARGECAP
FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which a Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS): Each Fund may use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (ALL FUNDS). Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Each Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with a Fund's investment objective and policies.

The most significant factor in the performance of a swap is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

OTHER INVESTMENT COMPANIES (ING STRATEGIC ALLOCATION FUNDS). To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted in the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, AND GLOBAL SCIENCE AND TECHNOLOGY FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

REPURCHASE AGREEMENTS (ING STRATEGIC ALLOCATION FUNDS). Each Fund may enter into repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

INITIAL PUBLIC OFFERINGS ("IPOS") (GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES (GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds (other than the ING Strategic Allocation Funds) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus applies at the time of investment.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to the Fund.

INDEX STRATEGY. Certain Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

MANAGEMENT OF THE FUNDS

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep N.V. is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2005, ING Investments managed over $39.2 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEES
Balanced                                   0.80%
Global Science and Technology              1.05%
International Growth                       0.85%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap Fund                   0.45%
Strategic Allocation Balanced              0.80%
Strategic Allocation Growth                0.80%
Strategic Allocation Income                0.80%

For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Balanced Fund's, Index Plus Funds' and Strategic Allocation Funds' annual shareholder report dated May 31, 2005; and Global Science and Technology Fund's and International Growth Fund's semi-annual shareholder report dated April 30, 2005.

SUB-ADVISERS

For each of the Funds, ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser has at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Funds' Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Global Science and Technology Fund). ING IM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments.

As of June 30, 2005, ING IM managed approximately 57.6 in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

BALANCED FUND

The following individuals share responsibility for the day-to-day management of the ING Balanced Fund:

The equity portion of the Fund has been managed by Hugh Whelan since 2004. Mr. Whelan has been with ING IM since 1989 and is Head of Quantitative Equities. Mr. Whelan previ-ously served as a quantitative portfolio manager in ING IM's fixed income group specializing in corporate securities.

The fixed-income portion of the Fund has been managed by James B. Kauffmann since 2002. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund.

Mary Ann Fernandez has co-managed the overall asset allocation of the Fund since 2005. She joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. She is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has co-managed the overall asset allocation of the Fund since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

INTERNATIONAL GROWTH FUND

International Growth Fund is managed by a team of ING IM equity investment specialists.

GLOBAL SCIENCE AND TECHNOLOGY FUND
BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to Global Science and Technology Fund. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of December 31, 2004, BlackRock and its affiliates had $341.8 billion in assets under management. The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809.

The Fund is team-managed by Thomas P. Callan and Erin Xie.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Erin Xie, Director and Portfolio Manager, is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS

The following individuals share responsibility for the day-to-day management of the ING Index Plus Funds:

Hugh T.M. Whelan, Portfolio Manager, has served as co-manager of Index Plus LargeCap Fund since March 2001 and as co-manager of Index Plus MidCap Fund and Index Plus SmallCap Fund since April 2000. Mr. Whelan has been with ING IM since 1989 and is head of Quantitative Equities. Mr. Whelan previously served as a quantitative portfolio manager in ING IM fixed-income group, specializing in corporate securities.

Douglas Cote, Portfolio Manager, has served as co-manager of Index Plus LargeCap Fund, Index Plus MidCap Fund and Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM equity department.

STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION GROWTH, ING STRATEGIC ALLOCATION BALANCED AND ING STRATEGIC ALLOCATION INCOME FUNDS

The following individuals are responsible for the day-to-day management of the Strategic Allocation Funds:

The Funds are managed by Mary Ann Fernandez, Portfolio Manager. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez has managed the Funds since 1996. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has co-managed the Funds since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Funds.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. Alternatively, you may apply online at www.ingdirect.com. If you can't invest at least $1,000 per Fund ($250 for IRA accounts) to start, you may open your account with a suitable Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your account             Fill out the investment stub from your
                                     application, make your check payable to    confirmation statement or send a letter indicating
                                     ING DIRECT Fund and mail to:               your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars. The
                                                                                Funds will accept checks which are made payable to
                                                                                you and endorsed to ING DIRECT Fund.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   ONLINE                            Complete your application online at        Log into your account at www.ingdirect.com and
                                     www.ingdirect.com.                         click the Buy button.

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                                                                  Submit a written request to the address listed
                                                                                above under "By Mail." Include:
                                                                                - Your name and account number
                                                                                - The name of the Fund into and out of which you
                                                                                  wish to exchange.
                                                                                - The amount to be exchanged and the signatures of
                                                                                  all shareholders.

                                                                                You may also exchange your shares by calling
                                                                                1-866-BUY-FUND (866-289-3863).
                                                                                Please be prepared to provide:
                                                                                - The Funds' names.
                                                                                - Your account number(s).
                                                                                - Your Social Security number or taxpayer
                                                                                  identification number.
                                                                                - Your address.
                                                                                - The amount to be exchanged.

                                                                                Additionally, you may log into your account at
                                                                                www.ingdirect.com and click the Exchange button.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing, online, or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payments in securities for redemptions in excess of $250,000 or 1.00% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:

                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647

                                         Your instructions should identify:
                                         - The Fund.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.

                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.
   --------------------------------------------------------------------------------------------------------------------------------
   ONLINE                                Log in to your account at www.ingdirect.com and click the Sell button.

                                         For IRA accounts, please submit a Redemption Form by fax to 1-866-327-4592 before 2 p.m.
                                         EST. The form may also be mailed to the address above. It is available for download online at www.ingdirect.com.

TIMING OF REQUESTS

Orders that are received by the Funds' Transfer Agent, or as otherwise provided below, before the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at the net asset value per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value ("NAV") calculated on the following business day.

Investors purchasing through ING DIRECT Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Class O shares are only offered through ING DIRECT Securities, Inc. More information may be found on the firm's website by going to www.ingdirect.com. The Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern time Monday through Friday.

NET ASSET VALUE The NAV per share for each class of each Fund is determined each business day as of Market Close. The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are not current market value quotations; and

- Securities that are restricted as to transfer or resale.

A Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels or pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

There is however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent short-term trades or certain other trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.
- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

ONLINE AND TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive online and telephone exchange and redemption privileges when you establish your account. If you do not want these privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Online and telephone redemption requests will be accepted if the request is for a maximum of $100,000. Online and telephone redemption requests may not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests, purchases or redemptions online at: www.ingdirect.com.

The Funds reserve the right to amend online and telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- TDD SERVICE Telecommunication Device for the Deaf ("TDD") services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts ("IRAs"), including Roth IRAs. Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

HOW ING COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the Shareholder Servicing Payments made by the Fund under the Shareholder Servicing (12b-1) agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc; AG Edwards & Sons; Charles Schwab & Co Inc; Citigroup; Directed Services Inc; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co; Pershing Sweep; Primevest Financial Services Inc; Raymond James Financial Services; RBC Dain Rauscher Inc; UBS Financial Services Inc; Wachovia Securities Inc; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid annually for all Funds except Balanced Fund which pays semi-annually.

CAPITAL GAINS DISTRIBUTIONS Capital gains distributions, if any, are paid on an annual basis. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-BUY-FUND (866-289-3863) or speak to your investment professional. We will begin sending you individual copies thirty (30) days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of an investment in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information about tax matters.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand each Fund's Class O shares' financial performance (Class A shares' performance for the Strategic Allocation Funds) since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report which is incorporated by reference into the SAI and is available upon request.

Financial highlights for the Strategic Allocation Funds' Class O shares are not provided as Class O shares had not commenced operations as of the date of this Prospectus.

BALANCED FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG, LLP, an independent registered public accounting firm.

                                                                                        CLASS O
                                                                 -----------------------------------------------------
                                                                               SEPTEMBER 15, 2004(1) TO
                                                                                     MAY 31, 2005
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $                           11.83
Income from investment operations:
Net investment income                                        $                            0.17
Net realized and unrealized gain on investments              $                            0.57
Total from investment operations                             $                            0.74
Less distributions from:
Net investment income                                        $                            0.14
Net realized gains on investments                            $                            0.12
Total distributions                                          $                            0.26
Net asset value, end of period                               $                           12.31
TOTAL RETURN(2)                                              %                            6.71
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $                          10,379
Ratios to average net assets:
Expenses(3)                                                  %                            1.33
Net investment income(3)                                     %                            1.44
Portfolio turnover rate                                      %                             289

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS                          GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS O
                                                                -----------------------------------------------------
                                                                                                 SEVEN
                                                                FIVE MONTHS     YEAR ENDED      MONTHS     AUGUST 6,
                                                                   ENDED          MAY 31,        ENDED    2001(3) TO
                                                                OCTOBER 31,   ---------------   MAY 31,   OCTOBER 31,
                                                                  2004(1)      2004     2003    2002(2)      2001
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $        3.62       3.08     3.83     3.90        4.93
Income (loss) from investment operations:
Net investment loss                                         $       (0.02)     (0.04)   (0.03)   (0.02)      (0.02)
Net realized and unrealized gain (loss) on investments      $       (0.12)      0.58    (0.72)   (0.05)      (1.01)
Total from investment operations                            $       (0.14)      0.54    (0.75)   (0.07)      (1.03)
Net asset value, end of period                              $        3.48       3.62     3.08     3.83        3.90
TOTAL RETURN(4)                                             %       (3.87)     17.53   (19.58)   (1.80)     (20.89)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                           $     (11,808)    11,509    1,935      610          30
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)              %        1.75       1.80     1.75     1.75        1.75
Gross expenses prior to expense reimbursement(5)            %        2.04       2.23     3.04     2.60        2.61
Net investment loss after expense reimbursement(5)(6)       %       (1.53)     (1.61)   (1.48)   (1.73)      (1.36)
Portfolio turnover rate                                     %          48        121       28       59         175

(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

INTERNATIONAL GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the period ending October 31, 2001 and the years ending October 31, 2004 and October 31, 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ending October 31, 2002, the financial statements have been audited by other independent registered public accounting firms.

                                                                                     CLASS O
                                                                   -------------------------------------------
                                                                            YEAR ENDED              AUGUST 1,
                                                                            OCTOBER 31,            2001(2) TO
                                                                   -----------------------------   OCTOBER 31,
                                                                      2004       2003    2002(1)      2001
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $       6.57       5.45     7.28        8.41
Income (loss) from investment operations:
Net investment income (loss)                                   $       0.05       0.02     0.01*      (0.01)
Net realized and unrealized gain (loss) on investments         $       0.89       1.11    (1.84)*     (1.12)
Total from investment operations                               $       0.94       1.13    (1.83)      (1.13)
Less distributions from:
Net investment income                                          $       0.09       0.01       --          --
Total distributions                                            $       0.09       0.01       --          --
Net asset value, end of period                                 $       7.42       6.57     5.45        7.28
TOTAL RETURN(3)                                                %      14.50      20.87   (25.14)     (13.44)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $     13,981      4,546      854          18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %       1.60       1.60     1.61        1.60
Gross expenses prior to expense reimbursement(4)               %       1.83       2.04     1.98        1.60
Net investment income (loss) after expense
  reimbursement(4)(5)                                          %       0.59       0.43     0.17       (0.39)
Portfolio turnover rate                                        %        144        102      299         222

(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less then one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using average number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS                                    INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS O
                                                                   -----------------------------------------------
                                                                                              SEVEN
                                                                         YEAR ENDED          MONTHS     AUGUST 1,
                                                                           MAY 31,            ENDED    2001(2) TO
                                                                   -----------------------   MAY 31,   OCTOBER 31,
                                                                    2005     2004    2003    2002(1)      2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period                            $    14.26    12.33   13.76    13.83       15.66
Income (loss) from investment operations:
Net investment income                                          $     0.15     0.09    0.09     0.07        0.07
Net realized and unrealized gain (loss) on investments         $     1.03     1.94   (1.40)   (0.02)      (1.90)
Total from investment operations                               $     1.18     2.03   (1.31)    0.05       (1.83)
Less distributions from:
Net investment income                                          $     0.17     0.10    0.12     0.12          --
Total distributions                                            $     0.17     0.10    0.12     0.12          --
Net asset value, end of period                                 $    15.27    14.26   12.33    13.76       13.83
TOTAL RETURN(3)                                                %     8.27    16.50   (9.46)    0.34      (11.69)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   37,242   20,068   4,854    1,119          18
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)      %     0.93     0.94    0.95     0.94        0.91
Gross expenses prior to expense reimbursement/recoupment(4)    %     0.93     0.93    0.97     0.94        0.91
Net investment income after expense
  reimbursement/recoupment(4)(5)                               %     1.06     0.75    0.91     0.50        0.58
Portfolio turnover rate                                        %       78       79     112       87         117

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualize for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

INDEX PLUS MIDCAP FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS O
                                                                   -----------------------------------------------
                                                                                              SEVEN
                                                                         YEAR ENDED          MONTHS     AUGUST 1,
                                                                           MAY 31,            ENDED    2001(2) TO
                                                                   -----------------------   MAY 31,   OCTOBER 31,
                                                                    2005     2004    2003    2002(1)      2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    14.52    11.69   12.97    11.04       12.42
Income (loss) from investment operations:
Net investment income                                          $     0.04     0.02    0.02     0.03        0.03
Net realized and unrealized gain (loss) on investments         $     1.83     2.83   (1.20)    1.95       (1.41)
Total from investment operations                               $     1.87     2.85   (1.18)    1.98       (1.38)
Less distributions from:
Net investment income                                          $     0.02     0.02      --     0.05          --
Net realized gain from investments                             $     0.06       --    0.10       --          --
Total distributions                                            $     0.08     0.02    0.10     0.05          --
Net asset value, end of period                                 $    16.31    14.52   11.69    12.97       11.04
TOTAL RETURN(3)                                                %    12.91    24.38   (9.06)   17.94      (11.11)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   32,350   20,705   4,658    2,020          30
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)      %     1.00     1.00    0.99     1.00        1.00
Gross expenses prior to expense reimbursement/recoupment(4)    %     0.99     1.11    1.38     1.31        1.50
Net investment income after reimbursement/recoupment(4)(5)     %     0.29     0.33    0.29     0.15        0.28
Portfolio turnover rate                                        %       93      112     128      190         181

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

FINANCIAL HIGHLIGHTS                                    INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS O
                                                                   -----------------------------------------------
                                                                                              SEVEN
                                                                         YEAR ENDED          MONTHS     AUGUST 1,
                                                                           MAY 31,            ENDED    2001(2) TO
                                                                   -----------------------   MAY 31,   OCTOBER 31,
                                                                    2005     2004    2003    2002(1)      2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    14.82    11.47   12.85    10.79       12.03
Income (loss) from investment operations:
Net investment income                                          $     0.02     0.00*   0.00*      --          --
Net realized and unrealized gain (loss) on investments         $     2.27     3.35   (1.25)    2.06       (1.24)
Total from investment operations                               $     2.29     3.35   (1.25)    2.06       (1.24)
Less distributions from:
Net realized gain from investments                             $     0.53       --    0.13       --          --
Total distributions                                            $     0.53       --    0.13       --          --
Net asset value, end of period                                 $    16.58    14.82   11.47    12.85       10.79
TOTAL RETURN(3)                                                %    15.52    29.21   (9.67)   19.18      (10.31)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   28,992   17,369   2,333    1,113          41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %     1.00     0.99    0.98     1.00        1.00
Gross expenses prior to expense reimbursement(4)               %     1.12     1.39    2.37     2.11        2.10
Net investment income (loss) after reimbursement(4)(5)         %     0.13    (0.04)  (0.01)    0.01       (0.16)
Portfolio turnover rate                                        %       83      126     129       61         118

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

 *  Amount is less than $0.01 per share.

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS A
                                                                 ----------------------------------------------------
                                                                                             SEVEN
                                                                        YEAR ENDED          MONTHS      YEAR ENDED
                                                                         MAY 31,             ENDED      OCTOBER 31,
                                                                 ------------------------   MAY 31,   ---------------
                                                                  2005     2004     2003    2002(1)    2001     2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $    10.63     9.66    10.24     9.86     11.65    11.67
Income (loss) from investment operations:
Net investment income                                        $     0.15     0.11     0.11     0.06      0.21     0.35
Net realized and unrealized gain (loss) on investments       $     0.81     0.96    (0.59)    0.53     (1.76)    0.43
Total from investment operations                             $     0.96     1.07    (0.48)    0.59     (1.55)    0.78
Less distributions from:
Net investment income                                        $     0.15     0.10     0.10     0.21      0.24     0.27
Net realized gain from investments                           $       --       --       --       --        --     0.53
Total distributions                                          $     0.15     0.10     0.10     0.21      0.24     0.80
Net asset value, end of period                               $    11.44    10.63     9.66    10.24      9.86    11.65
TOTAL RETURN(2)                                              %     9.09    11.13    (4.59)    6.01    (13.53)    7.02
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $   65,955   58,366   51,521   39,763    32,912   32,868
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)               %     1.20     1.20     1.20     1.20      1.20     1.20
Gross expenses prior to expense reimbursement(3)             %     1.29     1.33     1.50     1.42      1.36     1.33
Net investment income after reimbursement(3)(4)              %     1.37     1.04     1.21     1.08      2.02     2.29
Portfolio turnover rate                                      %      275      288      277      129       204      239

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS A
                                                                 ----------------------------------------------------
                                                                                             SEVEN
                                                                        YEAR ENDED          MONTHS      YEAR ENDED
                                                                         MAY 31,             ENDED      OCTOBER 31,
                                                                 ------------------------   MAY 31,   ---------------
                                                                  2005     2004     2003    2002(1)    2001     2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $    10.48     9.22    10.05     9.52     11.93    12.06
Income (loss) from investment operations:
Net investment income                                        $     0.11     0.07     0.06     0.04      0.13     0.25
Net realized and unrealized gain (loss) on investments       $     0.95     1.28    (0.87)    0.62     (2.40)    0.71
Total from investment operations                             $     1.06     1.35    (0.81)    0.66     (2.27)    0.96
Less distributions from:
Net investment income                                        $     0.11     0.09     0.02     0.13      0.14     0.20
Net realized gain from investments                           $       --       --       --       --        --     0.89
Total distributions                                          $     0.11     0.09     0.02     0.13      0.14     1.09
Net asset value, end of period                               $    11.43    10.48     9.22    10.05      9.52    11.93
TOTAL RETURN(2)                                              %    10.17    14.71    (8.02)    6.94    (19.23)    8.34
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $   52,992   45,103   38,801   26,925    23,011   25,131
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)               %     1.25     1.25     1.25     1.25      1.25     1.25
Gross expenses prior to expense reimbursement(3)             %     1.39     1.38     1.64     1.50      1.41     1.35
Net investment income after reimbursement(3)(4)              %     1.03     0.73     0.92     0.60      1.23     1.51
Portfolio turnover rate                                      %      224      222      236      149       242      248

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS A
                                                                 ----------------------------------------------------
                                                                                             SEVEN
                                                                        YEAR ENDED          MONTHS      YEAR ENDED
                                                                         MAY 31,             ENDED      OCTOBER 31,
                                                                 ------------------------   MAY 31,   ---------------
                                                                  2005     2004     2003    2002(1)    2001     2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $    10.07     9.49     9.74     9.71     10.62    10.48
Income (loss) from investment operations:
Net investment income                                        $     0.21     0.14     0.16     0.11      0.29     0.42
Net realized and unrealized gain (loss) on investments       $     0.57     0.55    (0.28)    0.29     (0.86)    0.34
Total from investment operations                             $     0.78     0.69    (0.12)    0.40     (0.57)    0.76
Less distributions from:
Net investment income                                        $     0.20     0.11     0.13     0.37      0.34     0.28
Net realized gain from investments                           $       --       --       --       --        --     0.34
Total distributions                                          $     0.20     0.11     0.13     0.37      0.34     0.62
Net asset value, end of period                               $    10.65    10.07     9.49     9.74      9.71    10.62
TOTAL RETURN(2)                                              %     7.77     7.30    (1.12)    4.24     (5.50)    7.65
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $   32,698   31,488   29,223   23,120    20,973   18,220
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)               %     1.15     1.15     1.15     1.15      1.15     1.15
Gross expenses prior to expense reimbursement(3)             %     1.37     1.42     1.65     1.56      1.50     1.44
Net investment income after reimbursement(3)(4)              %     1.90     1.38     1.82     1.99      3.05     3.44
Portfolio turnover rate                                      %      327      372      286      101       165      195

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market and investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.

Please write, call, or visit our websites for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other information about the Funds.

To make shareholder inquiries contact:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

1-866-BUY-FUND (866-289-3863)

Or visit the Distributor's website for a free copy of the Funds' Prospectus or SAI at www.ingdirect.com.

Or visit the Funds' website for a free copy of the Funds' annual/semi-annual shareholder reports at www.ingfunds.com.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's Internet website at WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352
  ING Balanced Fund
  ING International Growth Fund
  ING Global Science and Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Income Fund

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 922-0180

                               SEPTEMBER 30, 2005

                              ING SERIES FUND, INC.

                                ING Balanced Fund
                             ING Equity Income Fund

                                 ING Growth Fund
                             ING Small Company Fund
                          ING Index Plus LargeCap Fund
                           ING Index Plus MidCap Fund
                          ING Index Plus SmallCap Fund
                           ING Value Opportunity Fund

                     ING Strategic Allocation Balanced Fund

                      ING Strategic Allocation Growth Fund

                      IING Strategic Allocation Income Fund

              CLASS A, CLASS B, CLASS C, CLASS I AND CLASS R SHARES

     This Statement of Additional Information (the "SAI") relates to each series listed above (each a "Fund" and collectively, the "Funds"). A prospectus or prospectuses (each a "Prospectus" and collectively, the "Prospectuses") for the Funds dated September 30, 2005, which provides the basic information you should know before investing in the Funds, may be obtained without charge from the ING Funds or the Funds' principal underwriter, ING Funds Distributor, LLC, at the address above. This SAI is not a prospectus, but it is incorporated by reference in, and should be read in conjunction with the Prospectuses dated September 30, 2005, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

     This SAI discusses only ING Balanced Fund, ING Equity Income Fund, ING Growth Fund, ING Small Company Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Value Opportunity Fund, ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Income Fund (each a "Fund" and collectively, the "Funds").

     THE FUNDS' FINANCIAL STATEMENTS AND THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT THEREON, INCLUDED IN THE ANNUAL SHAREHOLDER REPORTS DATED MAY 31, 2005, ARE INCORPORATED HEREIN BY REFERENCE IN THIS SAI. FREE COPIES OF THE FUNDS' PROSPECTUSES AND ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUNDS AT THE ADDRESS AND PHONE NUMBER WRITTEN ABOVE.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.                                               3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES                                4
DIRECTORS/TRUSTEES AND OFFICERS                                               47
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    55
INVESTMENT ADVISER                                                            61
SUB-ADVISORY AGREEMENTS                                                       65
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES                                 73
PROXY VOTING PROCEDURES                                                       74
EXPENSE LIMITATION AGREEMENTS                                                 76
DISTRIBUTOR                                                                   77
RULE 12(b)-1 PLANS                                                            79
PURCHASE AND REDEMPTION OF SHARES                                             84
BROKERAGE ALLOCATION AND TRADING POLICIES                                     87
CODE OF ETHICS                                                                92
SHAREHOLDER ACCOUNTS AND SERVICES                                             92
NET ASSET VALUE                                                               94
CALCULATION OF PERFORMANCE DATA                                              102
PERFORMANCE COMPARISONS                                                      105
CUSTODIAN                                                                    108
TRANSFER AGENT                                                               108
LEGAL COUNSEL                                                                108
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                108
FINANCIAL STATEMENTS                                                         109
APPENDIX A                                                                   111

                        HISTORY OF ING SERIES FUND, INC.

ING Series fund, Inc. ("Company") is a Maryland Corporation registered as an open-end management investment company. The Company was organized in June 17, 1991 and currently consists of the following separately managed, diversified series:

                                    FUND NAME

                     ING International Growth Fund
                     ING Growth Fund
                     ING Small Company Fund
                     ING Global Science and Technology Fund
                     ING Index Plus LargeCap Fund
                     ING Index Plus MidCap Fund
                     ING Index Plus SmallCap Fund
                     ING Value Opportunity Fund
                     ING Balanced Fund
                     ING Equity Income Fund
                     ING Government Fund
                     ING Aeltus Money Market Fund
                     ING Strategic Allocation Balanced Fund
                     ING Strategic Allocation Growth Fund
                     ING Strategic Allocation Income Fund

     SERIES AND CLASSES The Company currently offers multiple series. Only ING Growth Fund, ING Small Company Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap, ING Value Opportunity Fund, ING Balanced Fund, ING Equity Income Fund, ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Income Fund are offered through this SAI and the corresponding Prospectuses.

     The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C,I, and R shares are offered through this SAI and the corresponding Prospectuses.

     CAPITAL STOCK Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     VOTING RIGHTS Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

     1940 ACT CLASSIFICATION The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

     The investment objective and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. This means the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares of the Fund then outstanding are present in person or by proxy; or
(b) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, each Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Income Fund (collectively referred to as the "ING Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 ("1933 Act").

     The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) (except for ING Strategic Allocation Balanced, ING Strategic Allocation Growth, ING Strategic Allocation Income, ING Index Plus LargeCap, ING Index Plus MidCap and ING Index Plus SmallCap Funds) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectuses;

(2) except for the ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Income Fund, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

(3)  invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC ("ING Investments"), the Funds' investment adviser, or the applicable sub-adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by the Sub-Adviser to be of comparable quality).

     Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications for all Funds, are determined in accordance with the classifications established by Bloomberg Industry Group. The Sub-Adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

     ING Equity Income Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets in equity securities of companies that the Sub-Adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average P/E multiples. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's 500 Composite Stock Price Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

     The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart. The investment techniques listed below are subject to the limitations explained elsewhere in this Statement of Additional Information or the accompanying Prospectus.

                                                       ING            ING
                                               ING    INDEX   ING    INDEX                ING         ING         ING
      ASSET CLASSES/                          EQUITY  PLUS   INDEX   PLUS              STRATEGIC   STRATEGIC   STRATEGIC    ING
        INVESTMENT            ING      ING    INCOME  LARGE  PLUS    SMALL  ING SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
        TECHNIQUES          BALANCED  GROWTH   FUND    CAP   MIDCAP   CAP    COMPANY    BALANCED     GROWTH      INCOME     OPP.
--------------------------------------------------------------------------------------------------------------------------------
EQUITIES

ADR's/EDR's GDR's              X        X       X       X      X      X        X           X           X           X         X

Common Stock                   X        X       X       X      X      X        X           X           X           X         X

Convertible Securities         X        X       X       X      X      X        X           X           X           X         X

Foreign and Emerging
Market Equity Securities               X(1)    X(1)    X(1)   X(1)   X(1)     X(1)                                           X

IPOs                           X        X       X       X      X      X        X           X           X           X         X

Preferred Stocks               X        X       X       X      X      X        X           X           X           X         X

Synthetic Convertible
Securities(2)                  X        X       X       X      X      X        X           X           X           X         X

Warrants                       X        X       X       X      X      X        X           X           X           X         X

FIXED INCOME

ARMS(3)                        X        X       X       X      X      X        X           X           X           X         X

Asset Backed Securities
(non-mortgage)(3)              X        X       X       X      X      X        X           X           X           X         X

Banking Industry
Obligations(3)                 X        X       X       X      X      X        X           X           X           X         X

Credit-Linked Notes(3)         X        X       X       X      X      X        X           X           X           X         X

Corporate Debt
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Eurodollar Convertible
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Eurodollar/YankeeDollar
Instruments(3)                 X        X       X       X      X      X        X           X           X           X         X

                                                       ING            ING
                                               ING    INDEX   ING    INDEX                ING         ING         ING
      ASSET CLASSES/                          EQUITY  PLUS   INDEX   PLUS              STRATEGIC   STRATEGIC   STRATEGIC    ING
        INVESTMENT            ING      ING    INCOME  LARGE   PLUS   SMALL  ING SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
        TECHNIQUES          BALANCED  GROWTH   FUND    CAP   MIDCAP   CAP    COMPANY    BALANCED     GROWTH      INCOME     OPP.
--------------------------------------------------------------------------------------------------------------------------------
Floating or Variable Rate
Instruments(3)                 X        X       X       X      X      X        X           X           X           X         X

Foreign Bank
Obligations(3)                 X        X       X       X      X      X        X           X           X           X         X

Foreign Mortgage-Related
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Foreign and Emerging
Market Debt Securities(3)      X        X       X       X      X      X        X           X           X           X         X

GICs(3)                        X        X       X       X      X      X        X           X           X           X         X

GNMA Certificates(3)           X        X       X       X      X      X        X           X           X           X         X

Government Trust
Certificates(3)                X        X       X       X      X      X        X           X           X           X         X

High Yield Securities(4)       X                                                           X           X           X

International Debt
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Mortgage Related
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Municipal Securities(3)        X        X       X       X      X      X                    X           X           X         X

Municipal Lease
Obligations(3)                 X        X       X       X      X      X        X           X           X           X         X

Repurchase Agreements(3)       X        X       X       X      X      X        X           X           X           X         X

Savings Association
Obligations(3), (5)            X        X       X       X      X      X        X           X           X           X         X

Subordinated Mortgage
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Interest-only/
Principal-only Stripped
Mortgage Backed
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Sovereign Debt
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Supranational
Agencies(3), (6)               X        X       X       X      X      X        X           X           X           X         X

                                                       ING            ING
                                               ING    INDEX   ING    INDEX                ING         ING         ING
      ASSET CLASSES/                          EQUITY  PLUS   INDEX   PLUS              STRATEGIC   STRATEGIC   STRATEGIC    ING
        INVESTMENT            ING      ING    INCOME  LARGE  PLUS    SMALL  ING SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
        TECHNIQUES          BALANCED  GROWTH   FUND    CAP   MIDCAP   CAP    COMPANY    BALANCED     GROWTH      INCOME     OPP.
--------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Ind. Dev.
Bonds & Pollution Control
Bonds(3)                       X        X       X       X      X      X        X           X           X           X         X

United States Govt.
Securities(3)                  X        X       X       X      X      X        X           X           X           X         X

Zero Coupon and
Pay-In-Kind(3)                 X        X       X       X      X      X        X           X           X           X         X

OTHER INSTRUMENTS AND
TECHNIQUES

Financial Futures
Contracts and Related
Options(7)                     X        X       X       X      X      X        X           X           X           X         X

Foreign Currency Exchange
Transactions(8)                X        X       X       X      X      X        X           X           X           X         X

Forward Currency
Contracts(7)                   X        X       X       X      X      X        X           X           X           X         X

Foreign Currency
Options(8)                     X        X       X       X      X      X        X           X           X           X         X

Forward Foreign Currency
Contracts(8)                   X        X       X       X      X      X        X           X           X           X         X

Index-, Currency-, and
Equity-Linked
Securities(7)                  X        X       X       X      X      X        X           X           X           X         X

Options on Futures(7)          X        X       X       X      X      X        X           X           X           X         X

Over the Counter
Options(7)                     X        X       X       X      X      X        X           X           X           X         X

Put Call Options(7), (9)       X        X       X       X      X      X        X           X           X           X         X

Stock Index Options(7)         X        X       X       X      X      X        X           X           X           X         X

Straddles(7)                   X        X       X       X      X      X        X           X           X           X         X

Other Investment Companies     X        X       X       X      X      X        X           X           X           X         X

Private Funds                  X                X                                          X           X           X

Real Estate Securities         X        X       X       X      X      X        X           X           X           X         X

Restricted and Illiquid
Securities                     X        X       X       X      X      X        X           X           X           X         X

                                                       ING            ING
                                               ING    INDEX   ING    INDEX                ING         ING         ING
      ASSET CLASSES/                          EQUITY  PLUS   INDEX   PLUS              STRATEGIC   STRATEGIC   STRATEGIC    ING
        INVESTMENT            ING      ING    INCOME  LARGE  PLUS    SMALL  ING SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
        TECHNIQUES          BALANCED  GROWTH   FUND    CAP   MIDCAP   CAP    COMPANY    BALANCED     GROWTH      INCOME     OPP.
--------------------------------------------------------------------------------------------------------------------------------
TBA Sale Commitments           X        X       X       X      X       X       X           X           X           X         X

Borrowing                      X        X       X       X      X       X       X           X           X           X         X

Lending of Fund Securities     X        X       X       X      X       X       X           X           X           X         X

Reverse Repurchase
Agreements and Dollar
Rolls                          X                X                                          X           X           X         X

Securities, Interest Rate
and Currency Swaps(10)         X        X       X       X      X       X       X           X           X           X         X

Temporary Defensive
Positions                      X        X       X       X      X       X       X           X           X           X         X

Short Sales(11)                X        X       X       X      X       X       X           X           X           X         X

When-Issued Securities and
Delayed-Delivery
Transactions                   X        X       X       X      X       X       X           X           X           X         X

(1). Investments in emerging market equity securities will not exceed 5% of the Fund's total assets.
(2). A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.
(3). Funds other than ING Strategic Allocation Funds and the ING Balanced Fund may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.
(4). A Fund will not invest more than 15% (10% for ING Index Plus LargeCap, ING Index MidCap and ING Index Plus SmallCap Funds) of the total value of its assets in high yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by ING IM or Wellington, as applicable, to be of comparable quality).
(5). The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
(6). Other than for temporary and defensive or cash management purposes, each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.
(7). For purposes other than hedging, a Fund will invest no more than 5% of its assets in such instruments. With respect to futures, the 5% limit is calculated with reference to the notional value of the futures contract. This limitation does not apply to the ING Strategic Allocation Growth Fund, which may invest 100% of its assets in such instruments and ING Strategic Allocation Balanced Fund, which may invest 60% of its asses in such instrument.
(8).  A Fund may only invest in such instruments for the purposes of hedging.
(9). Each Fund, except the ING Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. A Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The ING Strategic Allocation Funds are not subject to these restrictions. No Fund will write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments or Wellington believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.
(10). A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

(11). ING Index Plus LargeCap, ING Index Plus Midcap, ING Index Plus Small Cap and the ING Strategic Allocation Funds may make short sales of Exchange Traded Funds for the purposes of hedging.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON STOCK, PREFERRED STOCKS, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations.

     Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

     A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

     "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

     Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts ("ADRs"), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts ("EDRs"), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts ("GDRs"), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

     Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

     Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE-RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

     Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     BRADY BONDS. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

FIXED INCOME SECURITIES

DEBT SECURITIES

     Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by Federal National Mortgage Association ("FNMA")), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

     Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

     Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

     Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the

GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

     GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). ING Investments and the Sub-Adviser each does not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

     High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by the Sub-Adviser.

These securities include:

     (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;
     (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
     (c)  any securities convertible into any of the foregoing.

     Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's NAVs. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or the Sub-Adviser seeks to identify situations in which ING Investments or the Sub-Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

SOME OF THE RISKS ASSOCIATED WITH HIGH-YIELD BONDS INCLUDE:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's NAVs. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     PAYMENT EXPECTATIONS High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

     LIQUIDITY AND VALUATION RISKS Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     LIMITATIONS OF CREDIT RATINGS The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Sub-Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on the Sub-Adviser's own credit analysis than might be the case for a Fund which does not invest in these securities.

MORTGAGE RELATED SECURITIES

     The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "United States Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S.

Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

     RISKS OF MORTGAGE RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the

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issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS -These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS -These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     Short-Term Municipal Obligations - These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

     The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

MUNICIPAL LEASE OBLIGATIONS

     Municipal Lease Obligations -These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     The Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

     Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

         Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

     U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the length of their maturity and the dateof issuance. U.S. Government securities also include securities issued by instrumentalities of the U.S. Government. Securities issued by certain U.S. Government instrumentalities, such as the Government National Mortgage Association, are backed by the full faith and credit of the United States. Securities issued by other instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. Although under certain conditions certain of these authorities may borrow from the U.S. Treasury. If a Fund invests in a U.S. Government security that is not backed by the full faith and credit of the U.S., a Fund must look principally to the agency or instrumentality issuing or guaranteeing the U.S. Government Security for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the U.S. Government instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities that are not backed by the full faith and credit of the United States only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

CREDIT LINKED NOTES

     A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a high yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A Fund cannot assure that it can implement a successful strategy regarding this type of investments.

OTHER INVESTMENTS

ASSET-BACKED SECURITIES (NON-MORTGAGE)

     Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

     DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (the "Act") by the Commodity Futures Trading Commission. The Funds have claimed an exclusion from the term "commodity pool operator" under the Act and is not subject to registration or regulations under the Act.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

     Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

     When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or ING Investment Management Co.'s ("ING IM"; formerly, Aeltus Investment Management, Inc.) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

     Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

     When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

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     A Fund can buy and write (sell) options on futures contracts.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FOREIGN CURRENCY OPTIONS

     A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

FORWARD FOREIGN CURRENCY CONTRACTS

     Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

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     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

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INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

     "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

     A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

OVER THE COUNTER OPTIONS

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not

                                       34
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exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

     A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or the Sub-Adviser.

     The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

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     If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

     FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds

                                       36
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received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time.

                                       37
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Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

     SWAP TRANSACTIONS The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

WARRANTS

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of

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the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

     Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

     The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

     There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

     Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

EXCHANGE TRADED FUNDS

     Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund

                                       39
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may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

     U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

     The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

     Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

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     The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

     Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

     Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest in a restricted security or an illiquid security if the Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board..

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

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TBA SALE COMMITMENTS

     Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

SUPRANATIONAL AGENCIES

     Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

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INVESTMENT TECHNIQUES

BORROWING

     If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

     The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from

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the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

       Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

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SECURITIES, INTEREST RATE AND CURRENCY SWAPS

     Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES AGAINST THE BOX

     Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box").

     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE POSITIONS

     A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Adviser's or the Sub-Adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

     In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

     ING Equity Income Fund's portfolio turnover rate decreased from 213% to 31% in 2005. The decrease in the portfolio turnover rate is attributable to the change in the Sub-Adviser in 2004 and the change in the investment strategy of the Fund in March of 2004.

     ING Index Plus SmallCap Fund's portfolio turnover rate decreased from 126% to 86% in 2005. The decrease in the portfolio turnover rate was a result of the portfolio management's team efforts to identify ways to maintain performance while reducing turnover. The results were definitive, and the smoothing (averaging) of ranks over muultiple periods has reduced turnover without materially impacting performance.

     ING Small Company Fund's portfolio turnover rate decreased from 123% to 47% in 2005 primarily from a portfolio management decision to retain significant capital gains experienced in the Fund rather than unwind any particular positions that might ultimately adversely impact fund shareholders. With the change in the Fund's portfolio management team in 2005, shareholders may experience incerased turonover as a result of a Fund transition. Small Company Fund's portfolio turnover decreased from 322% to 123% in 2004 as liquidity for smaller capitalization stocks subsided. In addition, the Russell 2000 Index was rebalanced, causing the Fund to experience significantly less turnover.

     ING Value Opportunity Fund's portfolio turnover rate decreased from 200% to 54% in 2005. The portfolio turnover rate in 2004 was much higher than expected, primarily due to the change in the portfolio management team as the end of that year. Once the portfolio was transitioned by the then portfolio management team, the level of trading went down dramatically. With the change in the Fund's portfolio management team in 2005, shareholders may again experience increased turnover as a result of a Fund transition.

                             DIRECTORS AND OFFICERS

MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company.


                                                                                           NUMBER OF FUNDS
                                POSITION(S) HELD  TERM OF OFFICE                           IN FUND COMPLEX
                                    WITH THE      AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER BOARD MEMBERSHIPS
    NAME, ADDRESS AND AGE           COMPANY       TIME SERVED(1)  DURING THE PAST 5 YEARS    DIRECTOR(2)       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX(3)                 Director          December 1997   Vice Chairman and Chief        43         The Greater Hartford
7337 East Doubletree Ranch Rd.                    - Present       Operating Officer, ING                    Arts Council. (July
Scottsdale, Arizona 85258                                         Investment Management,                    2002 - Present).
Age: 50                                                           LLC (Sept. 2002 -
                                                                  Present); President and
                                                                  Chief Executive Officer
                                                                  (April 2001 - Present);
                                                                  Managing Director and
                                                                  Chief Operating Officer
                                                                  ING Investment
                                                                  Management Co. (April
                                                                  1994 - April 2001).

THOMAS J. MCINERNEY(4)(5)       Director          April 2002 -    Chief Executive                203        Equitable Life
7337 East Doubletree Ranch Rd.                    Present         Officer, ING U.S.                         Insurance Co., Golden
Scottsdale, Arizona 85258                                         Financial Services                        American Life Insurance
Age: 49                                                           (September 2001 -                         Co., Life Insurance
                                                                  Present); General                         Company of Georgia,
                                                                  Manager and Chief                         Midwestern United Life
                                                                  Executive Officer, ING                    Insurance Co.,
                                                                  U.S. Financial Services                   ReliaStar Life
                                                                  (December 2003-                           Insurance Co., Security
                                                                  December 2004); Chief                     Life of Denver,
                                                                  Executive Officer, ING                    Security Connecticut
                                                                  U.S. Financial Services                   Life Insurance Co.,
                                                                  (September 001 -                          Southland Life
                                                                  December 2003); General                   Insurance Co., USG
                                                                  Manager and Chief                         Annuity and Life
                                                                  Executive Officer,                        Company, and United
                                                                  Worksite Financial                        Life and Annuity
                                                                  Services (December                        Insurance Co. Inc;
                                                                  2000- Septmeber 2001).                    Ameribest Life
                                                                                                            Insurance Co. First
                                                                                                            Columbine Life
                                                                                                            Insurance Co.; and
                                                                                                            Metro Atlanta Chamber
                                                                                                            of Commerce (January
                                                                                                            2003 - Present).

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

DR. ALBERT E. DEPRINCE, JR.     Director          June 1998 -     Professor of Economics         43         President - Elect,
7337 East Doubletree Ranch Rd.                    Present         and Finance, Middle                       Academy of Economics
Scottsdale, Arizona 85258                                         Tennessee State                           and Finance (February
Age: 64                                                           University (August                        2005 - Present); First
                                                                  1991- Present); and                       Vice-President, Academy
                                                                  Director, Business and                    of Economics and
                                                                  Economic Research                         Finance (February 2004
                                                                  Center (August 1999 -                     - February 2005);
                                                                  August 2002).                             Second Vice President,
                                                                                                            Academy of Economics
                                                                                                            and Finance (February
                                                                                                            2003 - February 2004);
                                                                                                            Academy of Economics
                                                                                                            and Finance (February
                                                                                                            2002 - February

                                                                                           NUMBER OF FUNDS
                                POSITION(S) HELD  TERM OF OFFICE                           IN FUND COMPLEX
                                    WITH THE      AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER BOARD MEMBERSHIPS
     NAME, ADDRESS AND AGE          COMPANY       TIME SERVED(1)  DURING THE PAST 5 YEARS    DIRECTOR(2)       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            2003); Executive
                                                                                                            Committee,
                                                                                                            International Atlantic
                                                                                                            Economic Society
                                                                                                            (October 2002-October
                                                                                                            2005); and Tennessee
                                                                                                            Tax Structure
                                                                                                            Commission (December
                                                                                                            2002 - December 2004).

MARIA T. FIGHETTI               Director          April 1994 -    Retired. Formerly,            43          None
7337 East Doubletree Ranch Rd.                    Present         Attorney, New York City
Scottsdale, Arizona 85258                                         Department of Mental
Age: 62                                                           Health (June 1973 -
                                                                  October 2002) and
                                                                  Associate Commissioner
                                                                  (1995 - 2002).

SIDNEY KOCH                     Chairman and      April 1994 -    Self-Employed                 43          Northwest Center for
7337 East Doubletree Ranch Rd.  Director          Present         Consultant (January                       the Arts, Torrington,
Scottsdale, Arizona 85258                                         1993 - Present).                          CT.
Age: 70

DR. CORINE T. NORGAARD          Director          June 1991-      President, Thompson           43          Mass Mutual Corporate
7337 East Doubletree Ranch Rd.                    Present         Enterprises (October                      and Participation
Scottsdale, Arizona 85258                                         2004 - Present).                          Investors (April 1997 -
Age: 68                                                           Formerly, Dean of the                     Present); Advest Trust
                                                                  Barney School of                          Company (1998 -
                                                                  Business, University of                   Present); Connecticut
                                                                  Hartford (August 1996 -                   Health Foundation (2002
                                                                  June 2004).                               - Present).

EDWARD T. O'DELL                Director          June 2002 -     Retired. Formerly,            43          None
7337 East Doubletree Ranch Rd.                    Present         Partner of Goodwin
Scottsdale, Arizona 85258                                         Procter LLP (June 1966
Age: 69                                                           - September 2000).

JOSEPH E. OBERMEYER             Director          January 2003 -  President, Obermeyer &        43          None
7337 East Doubletree Ranch Rd.                    Present         Associates, Inc.
Scottsdale, Arizona 85258                                         (November 1999 -
Age: 47                                                           Present).

(1)   Directors serve until their successors are duly elected and qualified.
(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
(3) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC.

(4) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING Groep N.V. the parent company of the investment adviser, ING Investments, LLC and the distributor, ING Funds Distributor, LLC/.

(5)   Mr. McInerney is also a director of the following investment companies:
      ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, and ING Partners, Inc. therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS

Information about the Company's officers are set forth in the table below:


                                POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
    NAME, ADDRESS AND AGE       COMPANY                    OF TIME SERVED (1)         YEARS
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY               President, Chief           March 2002- Present        President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd.  Executive Officer and                                 Investments, LLC (2) (December - Present).
Scottsdale, Arizona 85258       Chief Operating Officer                               Formerly, Senior Executive Vice President
Age: 56                                                                               and Chief Operating Officer, ING
                                                                                      Investments, LLC (2) (April 1995 - December
                                                                                      2000); and Executive Vice President, ING
                                                                                      Investments, LLC (2) (May 1998 - June 2000).

MICHAEL J. ROLAND               Executive Vice President   April 2002- Present        Executive Vice President (December 2001 -
7337 East Doubletree Ranch Rd.                                                        Present) and Chief Compliance Officer
Scottsdale, Arizona 85258                                                             (October 2004 - Present), ING Investments,
Age: 46                                                                               LLC (2). Formerly, Chief Financial Officer
                                                                                      and Treasurer, ING Investments, LLC (2)
                                                                                      (December 2001 - March 2005); Senior Vice
                                                                                      President, ING Investments, LLC (2) (June
                                                                                      1998 - December 2001).

STANLEY D. VYNER                Executive Vice President   March 2002- Present        Executive Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                        LLC (2) (July 2000 - Present) and Chief
Scottsdale, Arizona 85258                                                             Investment Risk Officer (January 2003 -
Age: 54                                                                               Present); Formerly, Chief Investment Officer
                                                                                      of the International Portfolios, ING
                                                                                      Investments, LLC (2) (August 2000 - January
                                                                                      2003); and, Chief Executive Officer, ING
                                                                                      Investments, LLC (2) (August 1996 - August
                                                                                      2000).

JOSEPH M. O'DONNELL             Chief Compliance Officer   November 2004 - Present    Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                        (November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                             President, Chief Legal Counsel, Chief
Age: 50                                                                               Compliance Officer and Secretary of Atlas
                                                                                      Securities, Inc., Atlas Advisers, Inc. and
                                                                                      Atlas Funds (October 2001 - October 2004);
                                                                                      and Chief Operating Officer and General
                                                                                      Counsel of Matthews International Capital
                                                                                      Management LLC and Vice President and
                                                                                      Secretary of Matthews International Funds
                                                                                      (August 1999 - May 2001).

ROBERT S. NAKA                  Senior Vice President and  February 2002- Present     Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.  Assistant Secretary                                   Secretary, ING Funds Services, LLC, (3)
Scottsdale, Arizona 85258                                                             (October 2001 - Present). Formerly, Senior
Age: 41                                                                               Vice President, ING Fund Services, LLC (3)
                                                                                      (August 1999 - October 2001).

TODD MODIC                      Senior Vice President,     March 2005 - Present       Senior Vice President, ING Funds Services
7337 East Doubletree Ranch Rd.  Chief/Principal                                       (3) (April 2005 - Present). Formerly, Vice
Scottsdale, Arizona 85258       Financial Officer                                     President, ING Funds Services, LLC (3)
Age: 37                                                                               (September 2002 - March 2005); Director of
                                                                                      Financial Reporting, ING Investments, LLC
                                                                                      (2) (March 2001 - September 2002) and
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000 - January
                                                                                      2001).

KIMBERLY A. ANDERSON            Senior Vice President      December 2003- Present     Senior Vice President, ING Investments, LLC
7337 East Doubletree Ranch Rd.                                                        (2) (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                             President and Assistant Secretary, ING
Age: 40                                                                               Investments, LLC (2) (October 2001 - October
                                                                                      2003); Assistant Vice President, ING Funds
                                                                                      Services, LLC (3) (November 1999 - January
                                                                                      2001).

THERESA K. KELETY               Secretary                  September 2003- Present    Counsel, ING U.S. Legal Services (April 2003
7337 E.ast Doubletree Ranch Rd.                                                       - Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                             Shearman & Sterling (February 2000 - April
Age: 42                                                                               2003).

                                POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
     NAME, ADDRESS AND AGE      COMPANY                    OF TIME SERVED (1)         YEARS
----------------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV                Vice President and         March 2002 - Present       Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.  Treasurer                                             (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                             Investments, LLC (2) (August 1997 -
Age: 37                                                                               Present).

LAUREN D. BENSINGER             Vice President             March 2003- Present        Vice President, and Chief Compliance
7337 East Doubletree Ranch Rd.                                                        Officer, ING Funds Distributor, LLC (4)
Scottsdale, Arizona 85258                                                             (July 1995 - Present); and Vice President,
Age: 51                                                                               ING Investments, LLC (2) (February 1996 -
                                                                                      Present); Formerly, Chief Compliance
                                                                                      Officer, ING Investments, LLC (2) (October
                                                                                      2001 - October 2004).

MARIA M. ANDERSON               Vice President             September 2004 - Present   Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.                                                        (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Assistant Vice President, ING Funds
Age: 46                                                                               Services, LLC (3) (October 2001 - September
                                                                                      2004); and Manager of Fund Accounting and
                                                                                      Fund Compliance, ING Investments, LLC (2)
                                                                                      (September 1999 - October 2001).

MARY GASTON                     Vice President             March 2005 - Present       Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.                                                        (April 2005 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                             Vice President, Financial Reporting, ING
Age: 39                                                                               Investments, LLC (2) (April 2004 - April
                                                                                      2005); Manager, Financial Reporting, ING
                                                                                      Investments, LLC (2) (August 2002 - April
                                                                                      2004); and Controller, Z Seven Fund, Inc.
                                                                                      and Ziskin Asset Management, Inc. (January
                                                                                      2000 - March 2002).

SUSAN KINENS                    Assistant Vice President   March 2003- Present        Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                        Services, LLC (3) (December 2002 - Present);
Scottsdale, Arizona 85258                                                             and has held various other positions with
Age: 28                                                                               ING Funds Services, LLC for more than the
                                                                                      last five years.

KIMBERLY K. PALMER              Assistant Vice President   September 2004 - Present   Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                        Services, LLC (3) (August 2004 - Present).
Scottsdale, Arizona 85258                                                             Formerly, Manager, Registration Statements,
Age: 47                                                                               ING Funds Services, LLC (3) (May 2003 -
                                                                                      August 2004); Associate Partner, AMVESCAP
                                                                                      PLC (October 2000 - May 2003); and Director
                                                                                      of Federal Filings and Blue Sky Filings,
                                                                                      INVESCO Funds Group, Inc. (March 1994 - May
                                                                                      2003).

HUEY P. FALGOUT, JR.            Assistant Secretary        September 2003- Present    Chief Counsel, ING U.S. Legal Services
7337 East Doubletree Ranch Rd.                                                        (September 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Counsel ING U.S. Legal Services (November
Age: 41                                                                               2002 - September 2003); and Associate
                                                                                      General Counsel, AIG American General
                                                                                      (January 1999 - November 2002).

ROBIN R. NESBITT                Assistant Secretary        September 2004 - Present   Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                        Services, LLC (3) (August 2003 - Present).
Scottsdale, Arizona 85258                                                             Formerly, Senior Legal Analyst, ING Funds
Age: 31                                                                               Services, LLC (3) (August 2002 - August
                                                                                      2003); Associate, PricewaterhouseCoopers
                                                                                      (January 2001 - August 2001); and Paralegal,
                                                                                      McManis, Faulkner & Morgan (May 2000 -
                                                                                      December 2000).

(1) The officers hold office until the next annual meeting of Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD OF DIRECTORS

     The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

FREQUENCY

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMMITTEES

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of each Fund to review the scope of the Funds' audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee operates pursuant to a charter approved by the Board. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Dr. Norgaard currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2005.

     The Board has formed a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contracts Committee operates pursuant to a charter approved by the Board. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Committee. The Contract Committee held six (6) meetings during the fiscal year ended May 31, 2005.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee operates pursuant to a charter approved by the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee has in place a policy by which it will consider nominees by shareholders. Shareholders wishing to submit a nomination for a director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund) in writing to the Nominating Committee, c/o the Secretary of the Funds, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended May 31, 2005.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently operates pursuant to a charter approved by the Board. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended May 31, 2005.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson of the Committee and Mr. O'Dell currently serves as Vice Chairperson. The Committee meets as needed. The Compliance Committee held three
(3) meetings during the fiscal year ended May 31, 2005.

DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2004 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).


                                                                                                        ING         ING
                      ING                 ING       INDEX       INDEX        INDEX                    STRATEGIC  STRATEGIC
             ING     EQUITY    ING       SMALL       PLUS        PLUS         PLUS       ING VALUE   ALLOCATION  ALLOCATION
NAME OF    BALANCED  INCOME   GROWTH    COMPANY    LARGECAP     MIDCAP      SMALLCAP    OPPORTUNITY   BALANCED     GROWTH
DIRECTOR     FUND     FUND     FUND      FUND        FUND        FUND         FUND         FUND         FUND       FUND
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Albert E.                                           Over          Over        Over
DePrince,    None     None     None      None    $100,000(1)  $100,000(1)  $100,000(1)     None         None        None
Jr.

Maria T.                                            Over
Fighetti     None     None     None      None     $100,000       None         None         None         None        None

Sidney
Koch         None     None     None      None     $1-10,000      None         None         None         None        None

Edward T.                                           Over       $50,001-     $50,001-
O'Dell       None     None     None      None     $100,000    100,000(1)    100,000(1)     None         None        None

Joseph E.                    $10,001-                         $10,001-
Obermeyer    None     None    50,000     None       None       50,000         None         None         None        None

Corine T.
Norgaard     None     None     None      None       None         None         None         None         None        None

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott                       Over      Over     $50,001-     $50,001-
Fox          None     None   $100,000  $100,000   100,000      100,000        None         None         None        None

Thomas                       $10,001-             $50,001-     $10,001-
McInerney    None     None    50,000     None     100,000      50,0000        None         None         None        None

                         AGGREGATE DOLLAR
                       RANGE OF SECURITIES
                       IN ALL REGISTERED
                           INVESTMENT
              ING          COMPANIES
           STRATEGIC      OVERSEEN BY
           ALLOCATION  DIRECTOR IN FAMILY
NAME OF      INCOME       OF INVESTMENT
DIRECTOR      FUND         COMPANIES
------------------------------------------
INDEPENDENT DIRECTORS

Albert E.
DePrince,     None     Over $100,000(1)
Jr.

Maria T.
Fighetti      None     Over $100,000(1)

Sidney
Koch          None        $1-10,000

Edward T.
O'Dell        None     Over $100,000(1)

Joseph E.
Obermeyer     None     $50,001-100,000

Corine T.
Norgaard      None      Over $100,000

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott
Fox           None      Over $100,000

Thomas
McInerney     None      Over $100,000

(1)  Held in a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2004.

                           NAME OF OWNERS
                          AND RELATIONSHIP                               VALUE OF    PERCENTAGE OF
    NAME OF DIRECTOR         TO DIRECTOR     COMPANY   TITLE OF CLASS   SECURITIES       CLASS
--------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.          N/A           N/A          N/A            N/A            N/A
Maria T. Fighetti                N/A           N/A          N/A            N/A            N/A
Sidney Koch                      N/A           N/A          N/A            N/A            N/A
Corine T. Norgaard               N/A           N/A          N/A            N/A            N/A
Edward T. O'Dell                 N/A           N/A          N/A            N/A            N/A
Joseph Obermeyer                 N/A           N/A          N/A            N/A            N/A

COMPENSATION OF DIRECTORS

     During the fiscal year of the Funds ended May 31, 2004, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended May 31, 2004, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                    PENSION OR
                                                                    RETIREMENT       TOTAL COMPENSATION FROM
                                               AGGREGATE         BENEFITS ACCRUED     THE COMPANY AND FUND
               NAME OF PERSON              COMPENSATION FROM     AS PART OF FUND         COMPLEX PAID TO
                  POSITION                    THE COMPANY            EXPENSES             DIRECTORS(1)
-------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.(2)                    $  15,714                N/A                 $  154,500
Director
Maria T. Fighetti(2)                          $  14,433                N/A                 $  142,000
Director, Chairperson Audit Committee
Sidney Koch                                   $  16,995                N/A                 $  167,000
Director, Chairman Contract Committee
Corine Norgaard                               $  16,483                N/A                 $  162,000
Director, Chairperson Audit Committee
Joseph E. Obermeyer(2)                        $  14,946                N/A                 $  147,000
Director
Edward T. O'Dell(2)                           $  14,242                N/A                 $  139,500
Director


(1) Represents compensation from 46 funds (total in complex as of May 31, 2005).
(2) During the fiscal year ended May 31, 2005, Ms. Fighetti, Dr. DePrince and Mr. Obermeyer deferred $30,000, $70,937 and $29,400, respectively, of their compensation from the Fund Complex.

The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, PROVIDED that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of September 1, 2005, officers and Directors of the Company owned less than 1% of the outstanding shares of each Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the Funds addressed herein, except as set forth below.


                                   CLASS AND
                                    TYPE OF                                                     PERCENTAGE   PERCENTAGE
          NAME OF FUND             OWNERSHIP                   NAME AND ADDRESS                  OF CLASS      OF FUND
-----------------------------------------------------------------------------------------------------------------------
          ING Balanced              Class A                   ING National Trust                    60%          32%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

          ING Balanced              Class A         ING Life Insurance and Annuity Company           9%           5%
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

          ING Balanced              Class B                        MLPF & S                          7%           1%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

          ING Balanced              Class C                        MLPF & S                          6%         0.2%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

          ING Balanced              Class I         ING Life Insurance and Annuity Company           7%           2%
                                                            Central Valuation Unit
                                                                     151
                                                          Farmington, CT 06156-0001

          ING Balanced              Class I                   ING National Trust                    30%           7%

                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

        ING Equity Income           Class A                   ING National Trust                    51%          28%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

        ING Equity Income           Class B                        MLPF & S                         8%          0.7%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

        ING Equity Income           Class C                        MLPF & S                         26%         0.5%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

        ING Equity Income           Class I         ING Life Insurance and Annuity Company          35%          12%
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

        ING Equity Income           Class I                   ING National Trust                    31%          11%


                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

         ING Growth Fund            Class A                   ING National Trust                    68%          38%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

         ING Growth Fund            Class B             Citigroup Global Markets, Inc.              12%           1%
                                                         Attn: Peter Booth, 7th Floor
                                                              333 W 34th Street
                                                           New York, NY 10001-2402

         ING Growth Fund            Class C             Bear Stearns Securities Corp.                5%         0.1%
                                                           1 Metrotech Center North
                                                           Brooklyn, NY 11201-3870

         ING Growth Fund            Class I         ING Life Insurance and Annuity Company          28%          10%
                                                            Central Valuation Unit
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

         ING Growth Fund            Class I                   ING National Trust                    41%          14%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

         ING Growth Fund            Class I                  AAAA Retirement Fund                   20%           7%
                                                             FBO Member Agencies
                                                       201 McCullough Drive, Suite 100
                                                           Charlotte, NC 28262-4345

        ING Small Company           Class A                   ING National Trust                    60%          43%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

        ING Small Company           Class A         ING Life Insurance and Annuity Company           9%           7%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

        ING Small Company           Class B                        MLPF & S                          8%         0.5%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

        ING Small Company           Class C                        MLPF & S                         10%           7%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

        ING Small Company           Class C                   HUBCO Regions Bank                     6%         0.2%
                                                      Attn: Trust Operations 14th Floor
                                                               P.O. Box 830688
                                                          Birmingham, AL 35283-0688

        ING Small Company           Class I         ING Life Insurance and Annuity Company          49%           9%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

        ING Small Company           Class I           Jack D. Kuehler & Carmen Khlueler             17%           3%
                                                               66 Alpine Avenue
                                                           Los Gatos, CA 95030-7131

        ING Small Company           Class I                   ING National Trust                    12%           2%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue

                                                            Hartford CT 06155-0001

     ING Index Plus LargeCap        Class A                   ING National Trust                    64%          38%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

     ING Index Plus LargeCap        Class A         ING Life Insurance and Annuity Company          10%          6%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

     ING Index Plus LargeCap        Class B             Citigroup Global Markets, Inc.               5%         0.5%
                                                         Attn: Peter Booth, 7th Floor
                                                              333 W. 34th Street
                                                                 New York, NY

     ING Index Plus LargeCap        Class B                        MLPF & S                          6%         0.5%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

     ING Index Plus LargeCap        Class C                        MLPF & S                          5%         0.2%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

     ING Index Plus LargeCap        Class I         ING Life Insurance and Annuity Company          30%           9%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

     ING Index Plus LargeCap        Class I                   ING National Trust                    10%           3%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

     ING Index Plus LargeCap        Class I                   ING National Trust                    50%          14%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

     ING Index Plus LargeCap        Class I                 Reliance Trust Company                   6%           2%
                                                  FBO ING America's Deferred Compensation
                                                                 Savings Plan
                                                                P.O. Box 48529
                                                                  Suite 200
                                                                 Atlanta, GA

      ING Index Plus MidCap         Class A               Charles Schwab & Co., Inc.                 7%           4%
                                                     Special Custody Acct. FBO Customers
                                                              ATTN: Mutual Funds
                                                            101 Montgomery Street
                                                         San Francisco, CA 94104-4122

      ING Index Plus MidCap         Class A                   ING National Trust                    35%          22%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

      ING Index Plus MidCap         Class A         ING Life Insurance and Annuity Company          10%           6%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

      ING Index Plus MidCap         Class B                        MLPF & S                          8%         0.9%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

      ING Index Plus MidCap         Class C             Citigroup Global Markets, Inc.               6%         0.4%

                                                         Attn: Peter Booth, 7th Floor
                                                              333 W 34th Street
                                                           New York, NY 10001-2402

      ING Index Plus MidCap         Class C                        MLPF & S                         12%         0.8%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

      ING Index Plus MidCap         Class I                   ING National Trust                    80%          15%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

      ING Index Plus MidCap         Class I                 Reliance Trust Company                  15%           3%
                                                  FBO ING America's Deferred Compensation
                                                                 Savings Plan
                                                                P.O. Box 48529
                                                                  Suite 200
                                                                 Atlanta, GA

     ING Index Plus SmallCap        Class A                   ING National Trust                    39%          26%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

     ING Index Plus SmallCap        Class A         ING Life Insurance and Annuity Company           6%           4%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

     ING Index Plus SmallCap        Class B                        MLPF & S                          8%           1%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

     ING Index Plus SmallCap        Class C                        MLPF & S                         10%         0.7%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

     ING Index Plus SmallCap        Class I                   ING National Trust                    12%           1%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

     ING Index Plus SmallCap        Class I                 Reliance Trust Company                  80%           7%
                                                  FBO ING America's Deferred Compensation
                                                                 Savings Plan
                                                                P.O. Box 48529
                                                                  Suite 200
                                                                 Atlanta, GA

      ING Value Opportunity         Class A                   ING National Trust                    17%          14%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

      ING Value Opportunity         Class A         ING Life Insurance and Annuity Company           6%         0.1%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

      ING Value Opportunity         Class C                 R Gary Reeder Trustee                    7%         0.2%
                                                  Josephine Irene Gaskill Irrev.Living Trust
                                                            1703 21st Street West
                                                            Palmetto, FL 4221-6156

      ING Value Opportunity         Class C                  Sterne Agee & Leach                     5%         0.1%

                                                           813 Shades Creek Parkway
                                                           Birmingham, AL 352094542

      ING Value Opportunity         Class C                     Pershing, LLC                        9%         0.2%
                                                                P.O. Box 2052
                                                          Jersey City, NJ 07303-2052

      ING Value Opportunity         Class C                     Pershing, LLC                        24%        0.2%
                                                                P.O. Box 2052
                                                          Jersey City, NJ 07303-2052

      ING Value Opportunity         Class I                 Lawrence B. France III                  14%         0.1%
                                                              30278 S. Mill Run
                                                            Milton, DE 19968-3407

      ING Value Opportunity         Class I       Susan K. Jochems & Richard B. Jochems JR.         19%         0.1%
                                                           2200 Manhantongo Street
                                                                Pottsville, PA

      ING Value Opportunity         Class I               State Street Bank & Trust                 18%         0.1%
                                                               FBO John Stiefel
                                                                 19 Sage Road
                                                          Pottsville, PA 17901-3114

      ING Strategic Allocation      Class A                   NWNL Insurance Co.                    16%          10%
               Balanced                                   Lifestyle Separate Acct. 3
                                                         C/O Northstar Administrators
                                                        Attn: Jill Barth Conveyor TN41
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

      ING Strategic Allocation      Class A                   ING National Trust                    61%          38%
               Balanced                                       Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

      ING Strategic Allocation      Class A         ING Life Insurance and Annuity Company          19%          12%
               Balanced                                    151 Farmington Avenue
                                                           Hartford, CT 06156-0001

      ING Strategic Allocation      Class B                        MLPF & S                         14%           1%
               Balanced                                       FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

      ING Strategic Allocation      Class C                        MLPF & S                         17%         0.2%
               Balanced                                       FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

      ING Strategic Allocation      Class C                  First Clearing, LLC                     6%        0.05%
               Balanced                                    Gregory C. Smial IRA R/O
                                                               FCC as Custodian
                                                          1168 Indian Mountain Lakes
                                                        Albrightsville, PA 18210-3110

      ING Strategic Allocation      Class I         ING Life Insurance and Annuity Company          73%          20%
               Balanced                                     151 Farmington Avenue
                                                           Hartford, CT 06156-0001

      ING Strategic Allocation      Class I                   ING National Trust                    26%           7%
               Balanced                                       Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

      ING Strategic Allocation      Class A                   NWNL Insurance Co.                    17%          10%
               Growth                                     Lifestyle Separate Acct. 3
                                                         C/O Northstar Administrators

                                                        Attn: Jill Barth Conveyor TN41
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

 ING Strategic Allocation Growth    Class A                   ING National Trust                    58%          35%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

 ING Strategic Allocation Growth    Class A         ING Life Insurance and Annuity Company          16%          10%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

 ING Strategic Allocation Growth    Class B                        MLPF & S                         10%           1%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

 ING Strategic Allocation Growth    Class C                        MLPF & S                         14%         0.2%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

 ING Strategic Allocation Growth    Class C                      NFS LLC FEBO                        8%         0.1%
                                                                 NFS/FMTC IRA
                                                           FBO Nicholas J. Perrazzo
                                                             4216 74th Terrace E.
                                                           Sarasota, FL 34243-5123

 ING Strategic Allocation Growth    Class C     James M. Nicholson & Robert G. Joseph Trustees       5%        0.06%
                                                     Hampton Bay Firemens Benevolent Ass.
                                                            69 W. Montauk Highway
                                                         Hamptons Bay, NY 11946-4001

 ING Strategic Allocation Growth    Class I         ING Life Insurance and Annuity Company          53%          14%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

 ING Strategic Allocation Growth    Class I                   ING National Trust                    47%          13%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

 ING Strategic Allocation Income    Class A                   NWNL Insurance Co.                    10%           7%
                                                          Lifestyle Separate Acct. 3
                                                         C/O Northstar Administrators
                                                        Attn: Jill Barth Conveyor TN41
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

 ING Strategic Allocation Income    Class A                   ING National Trust                    72%          51%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

 ING Strategic Allocation Income    Class A         ING Life Insurance and Annuity Company          12%           9%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

 ING Strategic Allocation Income    Class B                        MLPF & S                         30%         0.2%
                                                              FBO its Customers
                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

 ING Strategic Allocation Income    Class C                        MLPF & S                         18%         0.2%
                                                              FBO its Customers

                                                     4800 Deer Lake Drive East, 3rd Floor
                                                         Jacksonville, FL 32246-6484

 ING Strategic Allocation Income    Class C                      NFS LLC FEBO                       10%         0.1%
                                                               Joseph Cerasuolo
                                                             59 Cleveland Avenue
                                                         New Rochelle, NY 10801-7521

 ING Strategic Allocation Income    Class C               A.G. Edwards & Sons, Inc.                  8%        0.09%
                                                          FBO Sarah Virginia Pardee
                                                            1 N. Jefferson Avenue
                                                           St. Louis, MO 63103-2205

 ING Strategic Allocation Income    Class C                      Jean C. Wood                        7%         0.1%
                                                           Subject to DST TOD Rules
                                                              7983 Kenmore Drive
                                                        Mechanicsville, VA 23111-3617

 ING Strategic Allocation Income    Class I         ING Life Insurance and Annuity Company          52%          11%
                                                            151 Farmington Avenue
                                                           Hartford, CT 06156-0001

 ING Strategic Allocation Income    Class I                   ING National Trust                    46%          10%
                                                              Attn: Gordon Elrod
                                                            151 Farmington Avenue
                                                            Hartford CT 06155-0001

                               INVESTMENT ADVISER

     The investment adviser for the Funds is ING Investments, LLC ("Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers, (each a "Sub-Adviser" and collectively, "Sub-Advisers"): ING Investment Management Co. ("ING IM") as Sub-Adviser to all Funds except ING Equity Income Fund and Wellington Management Company, LLP ("Wellington Management") to ING Equity Income Fund. The Adviser and one of the sub-advisers, ING IM are direct, wholly owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as Adviser to all the Funds.

     The Adviser serves pursuant to an Investment Management Agreement between the Adviser and the Company, on behalf of the Funds. The Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Adviser has delegated certain management responsibilities to the Sub-Advisers. The Adviser oversees the investment management of the Sub-Advisers for the Funds.

     The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

     After an initial term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940
Act) of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.


     The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

                                  ADVISER FEES

     The Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Fund pays the Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

FUND                        ADVISORY FEE
----                        ------------
Growth                         0.700%    Of the first $250 million of the Fund's average daily net assets,
                               0.650%    Of the next $250 million of the Fund's average daily net assets,
                               0.625%    Of the next $250 million of the Fund's average daily net assets,
                               0.600%    Of the next $1.25 billion of the Fund's average daily net assets, and
                               0.550%    Of the Fund's average daily net assets in excess of $2 billion

Small Company                  0.850%    Of the first $250 million of the Fund's average daily net assets,
                               0.800%    Of the next $250 million of the Fund's average daily net assets,
                               0.775%    Of the next $250 million of the Fund's average daily net assets,
                               0.750%    Of the next $1.25 billion of the Fund's average daily net assets, and
                               0.725%    Of the Fund's average daily net assets in excess of $2 billion

Index Plus LargeCap            0.450%    Of the first $500 million of the Fund's average daily net assets,
                               0.425%    Of the next $250 million of the Fund's average daily net assets,
                               0.400%    Of the next $1.25 billion of the Fund's average daily net assets, and
                               0.375%    Of the Fund's average daily net assets in excess of $2 billion

Index Plus MidCap              0.450%    Of the first $500 million of the Fund's average daily net assets,
                               0.425%    Of the next $250 million of the Fund's average daily net assets,
                               0.400%    Of the next $1.25 billion of the Fund's average daily net assets, and
                               0.375%    Of the Fund's average daily net assets in excess of $2 billion

Index Plus SmallCap            0.450%    Of the first $500 million of the Fund's average daily net assets,
                               0.425%    Of the next $250 million of the Fund's average daily net assets,
                               0.400%    Of the next $1.25 billion of the Fund's average daily net assets, and
                               0.375%    Of the Fund's average daily net assets in excess of $2 billion

Value Opportunity              0.700%    Of the first $250 million of the Fund's average daily net assets,
                               0.650%    Of the next $250 million of the Fund's average daily net assets,
                               0.625%    Of the next $250 million of the Fund's average daily net assets,
                               0.600%    Of the next $1.25 billion of the Fund's average daily net assets, and
                               0.550%    Of the Fund's average daily net assets in excess of $2 billion

Balanced                       0.800%    Of the first $500 million of the Fund's average daily net assets,
                               0.750%    Of the next $500 million of the Fund's average daily net assets,

FUND                        ADVISORY FEE
----                        ------------
                               0.700%    Of the next $1 billion of the Fund's average daily net assets, and
                               0.650%    Of the Fund's average daily net assets in excess of $2 billion

Equity Income                  0.700%    Of the first $250 million of the Fund's average daily net assets,
                               0.650%    Of the next $250 million of the Fund's average daily net assets,
                               0.625%    Of the next $250 million of the Fund's average daily net assets,
                               0.600%    Of the next $1.25 billion of the Fund's average daily net assets, and
                               0.550%    Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation
Growth                         0.800%    Of the first $500 million of the Fund's average daily net assets,
                               0.775%    Of the next $500 million of the Fund's average daily net assets,
                               0.750%    Of the next $500 million of the Fund's average daily net assets,
                               0.725%    Of the next $500 million of the Fund's average daily net assets, and
                               0.700%    Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation
Balanced                       0.800%    Of the first $500 million of the Fund's average daily net assets,
                               0.775%    Of the next $500 million of the Fund's average daily net assets,
                               0.750%    Of the next $500 million of the Fund's average daily net assets,
                               0.725%    Of the next $500 million of the Fund's average daily net assets, and
                               0.700%    Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation
Income                         0.800%    Of the first $500 million of the Fund's average daily net assets,
                               0.775%    Of the next $500 million of the Fund's average daily net assets,
                               0.750%    Of the next $500 million of the Fund's average daily net assets,
                               0.725%    Of the next $500 million of the Fund's average daily net assets, and
                               0.700%    Of the Fund's average daily net assets in excess of $2 billion

     The following charts set forth the total amounts the Funds paid to the Adviser for the last three fiscal years:

TOTAL ADVISORY FEES PAID BY THE FUNDS

     For the fiscal year ended May 31, 2005, investment advisory fees paid to ING Investments were as follows:

                               TOTAL INVESTMENT ADVISORY
           FUND                           FEES                WAIVER        NET ADVISORY FEES PAID
           ----                -------------------------      ------        ----------------------
Growth                                $   721,713           $       --            $   721,713
Small Company                         $ 1,517,305           $       --            $ 1,517,305
Value Opportunity                     $   282,138           $   46,200            $   328,338
Balanced                              $ 1,027,344           $       --            $ 1,027,344
Equity Income                         $   769,944           $  (15,144)           $   754,800
Index Plus LargeCap                   $ 2,126,710           $       --            $ 2,126,710
Index Plus MidCap                     $ 1,078,505           $   26,080            $ 1,104,585
Index Plus SmallCap                   $   433,482           $ (112,663)           $   320,819
Strategic Allocation Growth           $   600,395           $ (105,050)           $   495,345
Strategic Allocation                  $   767,036           $  (87,617)           $   679,519
Balanced
Strategic Allocation Income           $   350,915           $  (94,489)           $   256,426

     For the fiscal year ended May 31, 2004, investment advisory fees paid to ING Investments were as follows:

           FUND                  TOTAL ADVISORY FEES          WAIVER        NET ADVISORY FEES PAID
           ----                  -------------------          ------        ----------------------
Growth                             $    1,361,337         $           --         $    1,361,337
Small Company                      $    2,831,363         $           --         $    2,831,363
Value Opportunity                  $      283,223         $       54,399         $      228,824
Balanced                           $      993,017         $           --         $      993,017
Equity Income                      $    1,726,315         $           --         $    1,726,315
Index Plus LargeCap                $    2,120,485         $      (44,980)        $    2,165,465
Index Plus MidCap                  $      635,797         $      156,488         $      479,309
Index Plus SmallCap                $      235,352         $      213,242         $       22,110
Strategic Allocation Growth        $      589,331         $       97,175         $      492,156
Strategic Allocation               $      757,153         $      127,701         $      629,452
Balanced
Strategic Allocation Income        $      404,938         $      138,287         $      266,651

     For the period fiscal year ended May 31, 2003, investment advisory fees paid to ING Investments were as follows:

           FUND                  TOTAL ADVISORY FEES          WAIVER        NET ADVISORY FEES PAID
           ----                  -------------------          ------        ----------------------
Growth                             $    1,157,035         $           --         $    1,157,035
Small Company                      $    2,120,877         $           --         $    2,120,877
Value Opportunity                  $      209,577         $       91,340         $      118,237
Balanced                           $      873,838         $           --         $      873,838
Equity Income                      $    1,705,896         $           --         $    1,705,896
Index Plus LargeCap                $    1,545,868         $       46,614         $    1,499,254
Index Plus MidCap                  $      273,680         $      235,200         $       38,480
Index Plus SmallCap                $       78,745         $      243,796         $     (165,051)
Strategic Allocation Growth        $      395,755         $      194,782         $      200,973
Strategic Allocation               $      554,782         $      206,955         $      347,827
Balanced
Strategic Allocation Income        $      323,795         $      204,836         $      118,959

                             SUB-ADVISORY AGREEMENTS

     The Investment Management Agreement for the Funds provides that the Adviser, with the approval of the Company's Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-advisers' investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the sub-advisers, executive salaries and expenses of the Directors and officers of the Company who are employees of the Adviser or its affiliates and, office rent of a Fund. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory Agreements.

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Adviser or either Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of the Company and fund or the shareholder of such Fund upon 60 days' prior written notice. Otherwise, after an initial term, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     ING Equity Income and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into a new investment sub-advisory agreement ("Sub-Advisory Agreement") and to make material changes to the Sub-Advisory Agreement with the approval of ING Equity Income's Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board's disinterested Directors) of ING Equity Income must approve a new or amended sub-advisory Agreement with the sub-adviser. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Adviser remains responsible for providing general management services to ING Equity Income, including overall supervisory responsibility for the general management services to ING Equity Income, including overall supervisory responsibility for the general management and investment of ING Equity Income's assets, and, subject to the review and approval of the Board, will among other things: (i) set ING Equity Income's overall investment strategies; (ii) evaluate, select and recommend sub-adviser to manage all or part of ING Equity Income's assets; (iii) when appropriate, allocate and reallocate ING Equity Income's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with ING Equity Income's investment objectives, policies and restrictions.

Pursuant to the Sub-Advisory Agreements between the Adviser and ING IM, ING IM acts as Sub-Adviser to the Funds (except for ING Equity Income Fund). In this capacity, ING IM, subject to the supervision and control of the Adviser and the Board manages its sub-advised Funds' portfolio investments consistently with those Funds' investment objectives, and executes any of those Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. ING IM's principal address is 230 Park Avenue, New York, New York 10169. ING IM is a wholly owned subsidiary of ING Groep N.V.

     Pursuant to a Sub-Advisory Agreement between the Adviser and Wellington Management, Wellington Management serves as Sub-Adviser to ING Equity Income Fund. Wellington Management began serving as Sub-Adviser on March 1, 2004. Prior to March 1, 2004, ING IM served as sub-adviser. In this capacity, Wellington Management, subject to the supervision and control of the Adviser and the Board, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. Founded in 1928, Wellington Management is one of America's oldest investment management firms. Wellington Management is a limited liability partnership organized in Massachusetts and owned entirely by its 86 partners, all of whom are active in the business. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice.

     As compensation to ING IM and Wellington Management (Equity Income only) for their services, the Adviser pays ING IM and Wellington Management a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:

                             SUB-ADVISORY
FUND                              FEE
----                         -------------
Growth                          0.315%          Of the first $250 million of the Fund's average daily net assets,
                                0.293%          Of the next $250 million of the Fund's average daily net assets,
                                0.281%          Of the next $250 million of the Fund's average daily net assets,
                                0.270%          Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.248%          Of the Fund's average daily net assets in excess of $2 billion

Small Company                   0.383%          Of the first $250 million of the Fund's average daily net assets,
                                0.360%          Of the next $250 million of the Fund's average daily net assets,
                                0.349%          Of the next $250 million of the Fund's average daily net assets,
                                0.338%          Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.326%          Of the Fund's average daily net assets in excess of $2 billion

Index Plus LargeCap             0.203%          Of the first $500 million of the Fund's average daily net assets,
                                0.191%          Of the next $250 million of the Fund's average daily net assets,
                                0.180%          Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.169%          Of the Fund's average daily net assets in excess of $2 billion

Index Plus MidCap               0.203%          Of the first $500 million of the Fund's average daily net assets,
                                0.191%          Of the next $250 million of the Fund's average daily net assets,
                                0.180%          Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.169%          Of the Fund's average daily net assets in excess of $2 billion

Index Plus SmallCap             0.203%          Of the first $500 million of the Fund's average daily net assets,
                                0.191%          Of the next $250 million of the Fund's average daily net assets,
                                0.180%          Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.169%          Of the Fund's average daily net assets in excess of $2 billion

                             SUB-ADVISORY
FUND                              FEE
----                         -------------
Value Opportunity               0.315%          Of the first $250 million of the Fund's average daily net assets,
                                0.293%          Of the next $250 million of the Fund's average daily net assets,
                                0.281%          Of the next $250 million of the Fund's average daily net assets,
                                0.270%          Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.248%          Of the Fund's average daily net assets in excess of $2 billion

Balanced                        0.360%          Of the first $500 million of the Fund's average daily net assets,
                                0.338%          Of the next $500 million of the Fund's average daily net assets,
                                0.315%          Of the next $1 billion of the Fund's average daily net assets, and
                                0.293%          Of the Fund's average daily net assets in excess of $2 billion

Equity Income                    0.40%          Of the first $100 million of the Fund's average daily net assets and
                                 0.30%          Of the Fund's average daily net assets in excess of $100 million

Strategic Allocation
Growth Fund                     0.360%          Of the first $500 million of the Fund's average daily net assets,
                                0.349%          Of the next $500 million of the Fund's average daily net assets,
                                0.338%          Of the next $500 million of the Fund's average daily net assets,
                                0.326%          Of the next $500 million of the Fund's average daily net assets, and
                                0.315%          Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation
Balanced Fund                   0.360%          Of the first $500 million of the Fund's average daily net assets,
                                0.349%          Of the next $500 million of the Fund's average daily net assets,
                                0.338%          Of the next $500 million of the Fund's average daily net assets,
                                0.326%          Of the next $500 million of the Fund's average daily net assets, and
                                0.315%          Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation
Income Fund                     0.360%          Of the first $500 million of the Fund's average daily net assets,
                                0.349%          Of the next $500 million of the Fund's average daily net assets,
                                0.338%          Of the next $500 million of the Fund's average daily net assets,
                                0.326%          Of the next $500 million of the Fund's average daily net assets, and
                                0.315%          Of the Fund's average daily net assets in excess of $2 billion

     The following charts set forth the total amounts the Adviser paid to the Sub-Advisers for the last three fiscal years.

TOTAL SUB-ADVISORY FEES PAID BY THE ADVISER

     For the fiscal year ended May 31, 2005, the Adviser paid ING IM, in its capacity as Sub-Adviser, sub-advisory fees as follows:

FUND                                                       SUB-ADVISORY FEES
----                                                       -----------------
ING Growth                                                     $  324,770
ING Small Company                                              $  710,595
ING Value Opportunity                                          $  126,962
ING Balanced                                                   $  462,304
ING Index Plus LargeCap                                        $  957,017
ING Index Plus MidCap                                          $  485,327
ING Index Plus SmallCap                                        $  195,067
ING Strategic Allocation Growth                                $  270,177
ING Strategic Allocation Balanced                              $  345,211

FUND                                                       SUB-ADVISORY FEES
----                                                       -----------------
ING Strategic Allocation Income                                $  157,911

     For the fiscal year ended May 31, 2005, the Adviser paid Wellington Management, in its capacity as Sub-Adviser to ING Equity Income, $429,975 for sub-advisory fees.

     For the fiscal year ended May 31, 2004, the Adviser paid ING IM, in its capacity as Sub-Adviser, sub-advisory fees as follows:

FUND                                                       SUB-ADVISORY FEES
----                                                       -----------------
ING Growth                                                    $    612,602
ING Small Company                                             $  1,583,029
ING Value Opportunity                                         $    127,450
ING Balanced                                                  $    446,858
ING Equity Income(1)                                          $    792,880
ING Index Plus LargeCap                                       $    954,241
ING Index Plus MidCap                                         $    286,109
ING Index Plus SmallCap                                       $    105,908
ING Strategic Allocation Growth                               $    265,199
ING Strategic Allocation Balanced                             $    340,719
ING Strategic Allocation Income                               $    182,222

(1) ING IM was the sub-adviser to ING Equity Income Fund through February 29, 2004. Effective March 1, 2004, Wellington Management Company, LLP became the sub-adviser.

For the fiscal year ended May 31, 2004, the Adviser paid Wellington Management, in its capacity as Sub-Adviser ING Equity Income Fund, $209,359 for sub-advisory fees.

     For the fiscal year ended May 31, 2003, the Adviser paid ING IM, in its capacity as Sub-Adviser, sub-advisory fees as follows:

FUND                                                       SUB-ADVISORY FEES
----                                                       -----------------
ING Growth                                                   $    520,666
ING Small Company                                            $  1,183,323
ING Value Opportunity                                        $     94,309
ING Balanced                                                 $    393,227
ING Equity Income                                            $    767,653
ING Index Plus LargeCap                                      $    695,638
ING Index Plus MidCap                                        $    123,155
ING Index Plus SmallCap                                      $     35,435
ING Strategic Allocation Growth                              $    178,090
ING Strategic Allocation Balanced                            $    249,652
ING Strategic Allocation Income                              $    145,708

     Prior to March 1, 2004, the Adviser paid ING IM a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month: 0.315% on the first $250 million, 0.293% on the next $250 million, 0.281% on the next $250 million and 0.248% over $2 billion.

                               PORTFOLIO MANAGERS

ING BALANCED FUND, ING GROWTH FUND, ING SMALL COMPANY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP, ING VALUE OPPORTUNITY FUND, ING STRATEGIC ALLOCATION GROWTH FUND, ING

STRATEGIC ALLOCATION BALANCED FUND, AND ING STRATEGIC ALLOCATION INCOME FUND

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of May 31, 2005.


                         REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                               COMPANIES                     VEHICLES                    OTHER ACCTS
                      --------------------------------------------------------------------------------------
                      NUMBER                        NUMBER                       NUMBER
   PORTFOLIO          OF                            OF                           OF
    MANAGER           ACCOUNTS   TOTAL ASSETS       ACCOUNTS   TOTAL ASSETS      ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------------------
Kenneth                   2      $    270,170,531       3      $   416,960,399     65       $  2,101,083,415
Bragdon

Douglas                  52      $ 11,583,269,926      18      $ 3,337,073,432     53       $  4,026,157,871
Cote

Mary Ann                 45      $  7,478,001,384       0                  N/A      0                    N/A
Fernandez

James                    50      $  7,485,038,089      15      $ 1,816,829,588     26(1)    $  7,632,807,929
Kauffmann

Scott                     4      $    622,590,273       2      $   200,626,125      1       $     43,532,272
Lewis

Shiv Mehta               45      $  7,478,001,384       0                  N/A      0                    N/A

Steve                     4      $    946,900,177       0                  N/A      0                    N/A
Salopek

Richard                   4      $    756,724,512       3      $   416,960,399     65       $  2,101,083,415
Welsh

Hugh                     52      $ 11,583,269,926      18      $ 3,337,073,432     53(2)    $  4,026,157,871
Whelan


(1) One of these accounts with total assets of $159,525,132 has an advisory fee that is also based on the performance of the account.
(2) Five of these accounts with total assets of $658,667,330 have advisory fees that are also based on the performance of the accounts.

COMPENSATION

ING BALANCED FUND, ING GROWTH FUND, ING SMALL COMPANY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, ING VALUE OPPORTUNITY FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND, AND ING STRATEGIC ALLOCATION INCOME FUND

     For Kenneth Bragdon, Steve Salopek, Douglas Cote, Mary Ann Fernandez, James
B. Kauffman, Scott Lewis, Shiv Mehta, Richard Welsh, and Hugh T. M. Whelan, the portfolio managers (each a "Portfolio Manager" and collectively the "Portfolio Managers") of the Funds listed above, respectively, compensation consists of (a) fixed base salary; (b) bonus which is based on ING Investment Management (ING
IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     The Portfolio Managers for the Funds listed above are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices ((the S&P 500 Index and LBAB Index for Mr. Whelan, Mr. Kauffmann, Ms. Fernandez and Mr. Mehta as Portfolio Managers for ING Balanced Fund; the Russell 1000 (R) Growth Index for Mr. Bragdon and Mr. Welsh as Portfolio Managers for ING Growth Fund; the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index for Mr. Whelan and Mr. Cote as Portfolio Managers for ING Index Plus LargeCap, ING Plus MidCap and ING Index Plus SmallCap Funds; the Russell 2000 (R) Index for Mr. Saolopek as Portfolio Manager for ING Small Company Fund; the Strategic Allocation Balanced Composite, the Strategic Allocation Growth Composite and the Strategic Allocation Income Composite for Ms. Fernandez and Mr. Mehta as Portfolio Managers for the ING Strategic Allocation Balanced, ING Strategic Allocation Growth and the ING Strategic Allocation Income Funds, respectively (these composites are comprised of the Russell 3000 (R) Index, MSCI EAFE(R) Index and the LBAB Index); and the Russell 1000 (R) Value Index for Mr. Lewis as Portfolio Manager for the ING Value Opportunity Fund)) and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by each team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio Managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. a portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Funds owned by each team member as of May 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


                                                   DOLLAR RANGE OF FUND SHARES
PORTFOLIO MANAGER              FUND                           OWNED
------------------------------------------------------------------------------
Kenneth Bragdon                 N/A                         $       0

Douglas Cote          ING Index Plus LargeCap               $  78,068
                       ING Index Plus MidCap                $ 145,508
                      ING Index Plus SmallCap               $  12,492

Mary Ann Fernandez              N./A                        $       0

James Kauffmann                 N/A                         $       0

Scott Lewis                     N/A                         $       0

Shiv Mehta                      N/A                         $       0

Steve Salopek                   N/A                         $       0

Richard Welsh                   N/A                         $       0

Hugh Whelan                     N/A                         $       0


ING EQUITY INCOME FUND

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of May 31, 2005.

                         REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                               COMPANIES                     VEHICLES                    OTHER ACCTS
                      --------------------------------------------------------------------------------------
                      NUMBER                        NUMBER                       NUMBER
  PORTFOLIO           OF         TOTAL ASSETS (IN   OF         TOTAL ASSETS (IN  OF         TOTAL ASSETS (IN
   MANAGER            ACCOUNTS   MILLIONS)          ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
------------------------------------------------------------------------------------------------------------
Karen H. Grimes          0                  0          1                1.4        14               332.5

John R. Ryan            13(1)         9,011.2          2              161.7        48             3,397.6


(1) Three of these accounts with total assets of $6,416,800 has advisory fees that are also based on the performance of the accounts.

POTENTIAL CONFLICTS OF INTEREST

     Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's investment professionals primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS

     The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington Management and ING Investments, LLC with respect to the Fund. Wellington Management pays its Investment Professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended May 31, 2005. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Ryan is a partner of the firm.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of May 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


                                                DOLLAR RANGE OF
PORTFOLIO MANAGER             FUND             FUND SHARES OWNED
-----------------             ----             -----------------
Karen H. Grimes      ING Equity Income Fund     $10,001-$50,000
John R. Ryan                  N/A                    N/A

                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

     The Funds are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, the Funds posts their portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the last day of the preceding quarter-end (e.G., each Fund will post the quarter-ending June 30 holdings on August 1).

     The Funds also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual reports, or view on ING's website, each Funds' portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, the Funds may provide their complete portfolio holdings to certain unaffiliated third parties and affiliates when the Funds have a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided. Specifically, the Funds' disclosure of its portfolio holdings may include disclosure:

   - To the Funds' independent registered public accounting firm, named herein, for use in providing audit opinions;

   - To financial printers for the purpose of preparing Fund regulatory filings;
   - For the purpose of due diligence regarding a merger or acquisition;

   - To a new adviser or sub-adviser prior to the commencement of its management of the Funds;

   - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more data from the Funds;

   - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Funds;

   - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Funds; or

   - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

   - To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's Adviser, Sub-Adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Funds' administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Funds' Administrator to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of the Policies.

     Each Fund has the following ongoing arrangements with certain third parties to provide the Funds' portfolio holdings:


                                                                           TIME LAG BETWEEN
                                                                          DATE OF INFORMATION
                                                                         AND DATE INFORMATION
PARTY                                 PURPOSE             FREQUENCY             RELEASED
-----------------------------------------------------------------------------------------------
Societe Generale             Class B shares financing   Weekly                    None
Constellation

Institutional Shareholder    Proxy Voting               Daily                     None
Services, Inc.               & Class Action
                             Services

Charles River Development    Compliance                 Daily                     None


     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Funds and their shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                                  ADMINISTRATOR

     ING Funds Services, LLC ("Administrator") serves as administrator for all the Funds pursuant to various Administration Services Agreements with the Company. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Adviser under the Investment Management Agreements, the Sub-Advisers under the Sub-Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Adviser.

                   TOTAL ADMINISTRATIVE FEES PAID BY THE FUNDS

     For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Funds are as follows:

For the fiscal year ended May 31, 2005:

                                      TOTAL ADMINISTRATIVE       ADMINISTRATOR       NET ADMINISTRATIVE SERVICES
           COMPANY NAME                   SERVICES FEE              WAIVER                   FEES PAID
-----------------------------------   --------------------    -------------------   ----------------------------
Growth                                      $  82,482              $  ---                    $  82,482
Small Company                               $ 142,958              $  ---                    $ 142,958
Value Opportunity                           $  32,245              $  ---                    $  32,245
Balanced                                    $ 102,735              $  ---                    $ 102,735
Equity Income                               $  87,994              $  ---                    $  87,994
Index Plus LargeCap                         $ 378,084              $  ---                    $ 378,084
Index Plus MidCap                           $ 191,736              $  ---                    $ 191,736
Index Plus SmallCap                         $  77,064              $  ---                    $  77,064
Strategic Allocation Growth                 $  60,040              $  ---                    $  60,040
Strategic Allocation Balanced               $  76,714              $  ---                    $  76,714
Strategic Allocation Income                 $  35,092              $  ---                    $  35,092

For the fiscal year ended May 31, 2004:

                                      TOTAL ADMINISTRATIVE      ADMINISTRATOR       NET ADMINISTRATIVE SERVICES
           COMPANY NAME                   SERVICES FEE             WAIVER                    FEES PAID
-----------------------------------   --------------------    -------------------   ----------------------------
Growth                                      $ 155,582              $  ---                    $ 155,582
Small Company                               $ 270,672              $  ---                    $ 270,672
Value Opportunity                           $  32,368              $  ---                    $  32,368
Balanced                                    $  99,302              $  ---                    $  99,302
Equity Income                               $ 197,445              $  ---                    $ 197,445
Index Plus LargeCap                         $ 377,351              $  ---                    $ 377,351
Index Plus MidCap                           $ 113,031              $  ---                    $ 113,031
Index Plus SmallCap                         $  41,840              $  ---                    $  41,840
Strategic Allocation Growth                 $  58,933              $  ---                    $  58,933
Strategic Allocation Balanced               $  75,716              $  ---                    $  75,716
Strategic Allocation Income                 $  40,494              $  ---                    $  40,494

For the fiscal year ended May 31, 2003:

                                      TOTAL ADMINISTRATIVE      ADMINISTRATOR       NET ADMINISTRATIVE SERVICES
           COMPANY NAME                   SERVICES FEE             WAIVER                    FEES PAID
-----------------------------------   --------------------    -------------------   ----------------------------
Growth                                      $ 132,232              $  ---                    $ 132,232
Small Company                               $ 199,996              $  ---                    $ 199,996
Value Opportunity                           $  23,952              $  ---                    $  23,952
Balanced                                    $  87,384              $  ---                    $  87,384
Equity Income                               $ 195,390              $  ---                    $ 195,390

Index Plus LargeCap                         $ 274,820              $  ---                    $ 274,820
Index Plus MidCap                           $  48,655              $  ---                    $  48,655
Index Plus SmallCap                         $  13,999              $  ---                    $  13,999
Strategic Allocation Growth                 $  39,575              $  ---                    $  39,575
Strategic Allocation Balanced               $  55,478              $  ---                    $  55,478
Strategic Allocation Income                 $  32,380              $  ---                    $  32,380

                          EXPENSE LIMITATION AGREEMENTS

     The Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Funds which exclude interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser do not exceed the following expense limitation:

FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
Growth                                           N/A              N/A             N/A               N/A
Small Company                                   1.50%            2.25%           2.25%             1.25%
Index Plus LargeCap                             0.95%            1.70%           1.45%             0.70%
Index Plus MidCap                               1.00%            1.75%           1.50%             0.75%
Index Plus SmallCap                             1.00%            1.75%           1.50%             0.75%
Value Opportunity                               1.35%            2.10%           2.10%             1.10%
Balanced                                         N/A              N/A             N/A               N/A
Equity Income                                    N/A              N/A             N/A               N/A
Strategic Allocation Growth                     1.25%            2.00%           2.00%             1.00%
Strategic Allocation Balanced                   1.20%            1.95%           1.95%             0.95%
Strategic Allocation Income                     1.15%            1.90%           1.90%             0.90%

     Each Fund set forth above may at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitations are contractual and, after an initial term, automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Fund at least ninety (90) days prior to the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by a Fund, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days of the end of the then-current term for a Fund.

FUND                                              TERMINATION DATE
----                                              ----------------
Growth                                             N/A

Small Company                                      October 1, 2006

Index Plus LargeCap                                October 1, 2006

Index Plus MidCap                                  October 1, 2006

Index Plus SmallCap                                October 1, 2006

FUND                                              TERMINATION DATE
----                                              ----------------
Value Opportunity                                  October 1, 2006

Balanced                                           N/A
Equity Income                                      N/A
Strategic Allocation Growth                        October 1, 2006

Strategic Allocation Balanced                      October 1, 2006

Strategic Allocation Income                        October 1, 2006

                                   DISTRIBUTOR

     Shares of the Funds are distributed by ING Funds Distributor, LLC ("Distributor") pursuant to an underwriting agreement between the Company on behalf of the Funds and the Distributor ("Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended ("1933 Act"). After an initial term, the Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the NAV of the Funds. The Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an affiliate of the Adviser and an indirect wholly-owned subsidiary of ING Groep.

     For the fiscal year ended May 31, 2005, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

                       COMPANY NAME               TOTAL UNDERWRITING FEES
                       ------------               -----------------------
               Growth                                   $   235,117
               Small Company                            $   392,250
               Value Opportunity                        $   140,952
               Balanced                                 $   395,530
               Equity Income                            $   214,256
               Index Plus LargeCap                      $ 1,266,629
               Index Plus MidCap                        $   799,602
               Index Plus SmallCap                      $   352,390
               Strategic Allocation Growth              $   170,056
               Strategic Allocation Balanced            $   220,035
               Strategic Allocation Income              $    98,862

     For the fiscal year ended May 31, 2004, fees were paid to the Distributor as follows:

                       COMPANY NAME               TOTAL UNDERWRITING FEES
                       ------------               -----------------------
               Growth                                   $    262,091
               Small Company                            $    368,157

               Value Opportunity                        $    119,311
               Balanced                                 $    277,575
               Equity Income                            $    172,961
               Index Plus LargeCap                      $  1,090,515
               Index Plus MidCap                        $    469,142
               Index Plus SmallCap                      $    196,817
               Strategic Allocation Growth              $    126,447
               Strategic Allocation Balanced            $    161,223
               Strategic Allocation Income              $     88,803

     For the fiscal year ended May 31, 2003, fees were paid to the Distributor as follows:

                       COMPANY NAME               TOTAL UNDERWRITING FEES
                       ------------               -----------------------
               Growth                                   $   204,254
               Small Company                            $   261,159
               Value Opportunity                        $    73,428
               Balanced                                 $   170,144
               Equity Income                            $   140,949
               Index Plus LargeCap                      $   784,739
               Index Plus MidCap                        $   184,373
               Index Plus SmallCap                      $    67,612
               Strategic Allocation Growth              $    73,416
               Strategic Allocation Balanced            $    97,296
               Strategic Allocation Income              $    64,087

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Fund's during the Fund's most recent fiscal year.

                                            NET
                      NAME OF           UNDERWRITING       COMPENSATION ON
                     PRINCIPAL         DISCOUNTS AND       REDEMPTIONS AND        BROKERAGE            OTHER
   FUND             UNDERWRITER         COMMISSIONS          REPURCHASES         COMMISSIONS        COMPENSATION
-------------------------------------------------------------------------------------------------------------------
Growth               ING Funds            $  2,677             $  1,581            $   384               N/A
                  Distributor, LLC

Small Company        ING Funds            $  4,191             $  4,664            $ 3,571               N/A
                  Distributor, LLC

Index Plus           ING Funds            $ 16,767             $ 13,193            $ 1,236               N/A
LargeCap          Distributor, LLC

Index Plus           ING Funds            $ 17,920             $  4,708            $ 1,817               N/A
MidCap            Distributor, LLC

Index Plus           ING Funds            $ 11,837             $  2,239            $   929               N/A
SmallCap          Distributor, LLC

Value                ING Funds            $  1,164             $     19            $    99               N/A
Opportunity       Distributor, LLC

Balanced             ING Funds            $ 10,662             $  2,022            $   461               N/A
                  Distributor, LLC

Equity Income        ING Funds            $  5,405             $    379            $ 1,025               N/A
                  Distributor, LLC

                                            NET
                      NAME OF           UNDERWRITING        COMPENSATION ON
                     PRINCIPAL         DISCOUNTS AND        REDEMPTIONS AND        BROKERAGE            OTHER
   FUND             UNDERWRITER         COMMISSIONS           REPURCHASES         COMMISSIONS        COMPENSATION
-------------------------------------------------------------------------------------------------------------------
Strategic            ING Funds            $  4,670             $     10            $   111               N/A
Allocation        Distributor, LLC
Growth

Strategic            ING Funds            $  2,417             $    430            $     0               N/A
Allocation        Distributor, LLC
Balanced

Strategic            ING Funds            $    662             $  1,098            $   228               N/A
Allocation        Distributor, LLC
Income

(1)  Negative commission would be due to corrective processing.

                               RULE 12(b)-1 PLANS

     Fund shares are distributed by ING Funds Distributor, LLC. With respect to Class A shares of the Funds, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00%) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class R shares of the Funds, the Distributor is paid an annual fee at the rate of 0.50% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

     The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

     The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

     In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

     The Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended May 31, 2005 were as follows:

       DISTRIBUTION EXPENSES                CLASS A       CLASS B      CLASS C      CLASS I      CLASS R
       ---------------------                -------       -------      -------      -------      -------
GROWTH
Advertising                                $      424   $       41   $       53   $       27          N/A
Printing                                         8049          777        1,008         5087          N/A
Salaries & Commissions                         26,355        2,544        3,300        1,664          N/A
Broker Servicing                              160,150       15,458   $   20,054       10,110          N/A
Miscellaneous                                  18,344        1,771        2,297        1,158          N/A
Total                                         213,322       20,591       26,712       13,467          N/A

SMALL COMPANY
Advertising                                $    1,259   $       57   $      134   $       35          N/A
Printing                                       23,927        1,083        2,555          656          N/A
Salaries & Commissions                         71,393        3,230        7,625        1,959          N/A
Broker Servicing                              329,040       14,888       35,141        9,027          N/A
Miscellaneous                                  78,159        3,536        8,347        2,144          N/A
Total                                         503,778       22,794       53,802       13,821          N/A

INDEX PLUS SMALLCAP
Advertising                                $    1,120   $      183   $      200   $       66   $      129
Printing                                       21,852        3,570        3,909        1,279        2,512
Salaries & Commissions                         65,419       10,688       11,703        3,829        7,520
Broker Servicing                              174,185       28,458       31,161       10,196       20,023
Miscellaneous                                  77,230       12,618       13,816        4,524        8,878
Total                                         339,806       55,517       60,789       19,891       39,062

INDEX PLUS MIDCAP
Advertising                                $    2,397   $      315   $      458   $       72   $      322
Printing                                       45,047        5,919        8,617        1,346        6,050
Salaries & Commissions                        138,191       18,158       26,435        4,130       18,558
Broker Servicing                              431,079       56,643       82,463       12,885       57,891
Miscellaneous                                 181,958       23,909       34,808        5,439       24,436
Total                                         798,672      104,944      152,781       23,872      107,257

INDEX PLUS LARGECAP
Advertising                                $    3,324   $      399   $      473   $       77   $      429
Printing                                       63,043        7,560        8,966        1,469        8,134

       DISTRIBUTION EXPENSES                CLASS A       CLASS B      CLASS C      CLASS I      CLASS R
       ---------------------                -------       -------      -------      -------      -------
Salaries & Commissions                        186,629       22,381       26,542        4,349       24,079
Broker Servicing                              751,797       90,158      106,921       17,519       96,998
Miscellaneous                                 165,233       19,815       23,500        3,850       21,319
Total                                       1,170,026      140,313      166,402       27,264      150,959

STRATEGIC ALLOCATION GROWTH
Advertising                                $      521   $       43   $       25   $       36          N/A
Printing                                       10,460          869          498          722          N/A
Salaries & Commissions                         29,285        2,434        1,395        2,020          N/A
Broker Servicing                              124,925        2,434        1,395        2,020          N/A
Miscellaneous                                  19,733        1,640          940        1,361          N/A
Total                                         184,924        7,420        4,253        6,159          N/A

STRATEGIC ALLOCATION BALANCED
Advertising                                $      528   $       47   $       19   $       31          N/A
Printing                                       10,591          952          391          615          N/A
Salaries & Commissions                         29,640        2,665        1,094        1,722          N/A
Broker Servicing                              157,564       14,164        5,814        9,151          N/A
Miscellaneous                                  19,341        1,739          714        1,123          N/A
Total                                         217,664       19,567        8,032       12,642          N/A

STRATEGIC ALLOCATION INCOME
Advertising                                $      535   $       25   $       20   $       44          N/A
Printing                                       10,737          511          410          892          N/A
Salaries & Commissions                         28,751        1,368        1,097        2,388          N/A
Broker Servicing                               90,784        4,321        3,463        7,540          N/A
Miscellaneous                                  18,944          902          723        1,573          N/A
Total                                         149,751        7,127        5,713       12,437          N/A

VALUE OPPORTUNITY
Advertising                                $      493   $       48   $       50   $       35          N/A
Printing                                        9,884          957        1,004          705          N/A
Salaries & Commissions                         26,555        2,571        2,697        1,894          N/A
Broker Servicing                              101,438        9,821       10,303        7,235          N/A
Miscellaneous                                  18,342        1,776        1,863        1,308          N/A
Total                                         156,712       15,173       15,917       11,177          N/A

BALANCED
Advertising                                $      863   $      169   $      142   $       34          N/A
Printing                                   $   15,901        3,113        2,609          631          N/A
Salaries & Commissions                         46,486        9,101        7,628        1,844          N/A
Broker Servicing                              197,137       38,595       32,349        7,820          N/A
Miscellaneous                                  57,959       11,347        9,511        2,299          N/A
Total                                         318,346       62,325       52,239       12,628          N/A

EQUITY INCOME
Advertising                                $      509   $       41   $       47   $       28          N/A
Printing                                       10,221          830          937          562          N/A
Salaries & Commissions                         30,476        2,473        2,793        1,677          N/A
Broker Servicing                              161,271       13,089       14,781        8,872          N/A
Miscellaneous                                  29,074        2,360        2,665        1,599          N/A
Total                                         231,551       18,793       21,223       12,738          N/A

OTHER PAYMENTS TO SECURITIES DEALERS

     Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge. The following table applies to the Domestic Equity Funds:

                                              AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
     WHEN YOU INVEST THIS AMOUNT:                            PERCENTAGE OF OFFERING PRICE:
     ----------------------------             ------------------------------------------------------------
Under $50,000                                                            4.25%
$50,000 or more but under $100,000                                       4.00%
$100,000 or more but under $250,000                                      3.00%
$250,000 or more but under $500,000                                      2.25%
$500,000 or more but under $1,000,000                                    1.75%

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                       COMMISSION
                                                       ----------
  - on sales of $1 million to $2,499,999                  1.00%
  - on sales of $2.5 million to $4,999,999                0.50%
  - on sales of $5 million or greater                     0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                       COMMISSION
                                                       ----------
   - on sales of $1 million to $3 million                 0.50%
   - on sales of $3 million or greater                    0.25%

     For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

     The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

     In addition, the Adviser may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

     The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

     The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

     The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

     The value of a shareholder's investment will be unaffected by these payments.

     For the fiscal year ended May 31, 2005, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                             CLASS A SALES      CLASS A SALES
                                            CHARGES BEFORE      CHARGES AFTER         CLASS B           CLASS C
                                              DEALER RE-         DEALER RE-       DEFERRED SALES     DEFERRED SALES
FUND                                           ALLOWANCE          ALLOWANCE           CHARGES           CHARGES
Growth                                     $         20,531   $          2,678   $         17,878   $          1,661
Small Company                              $         32,139   $          4,192   $         26,621   $            844
Value Opportunity                          $          8,932   $          1,165   $         17,622   $             20
Balanced                                   $         81,742   $         10,662   $         58,094   $          1,897
Equity Income                              $         41,438   $          5,405   $         15,211   $            524
Index Plus LargeCap                        $        128,555   $         16,768   $         97,407   $          2,021
Index Plus MidCap                          $        137,394   $         17,921   $         59,200   $          2,590
Index Plus SmallCap                        $         90,758   $         11,838   $         24,070   $          2,238
Strategic Allocation Growth                $         35,803   $          4,670   $         20,208   $             27
Strategic Allocation Balanced              $         18,538   $          2,418   $         21,543   $            437
Strategic Allocation Income                $          5,083   $            663   $         6,7556   $          1,121

     For the fiscal year ended May 31, 2004, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                             CLASS A SALES      CLASS A SALES
                                            CHARGES BEFORE      CHARGES AFTER        CLASS B
                                              DEALER RE-         DEALER RE-       DEFERRED SALES    CLASS C DEFERRED
FUND                                           ALLOWANCE          ALLOWANCE          CHARGES          SALES CHARGES
Growth                                     $         31,165   $          4,065   $             --   $          5,282
Small Company                              $         59,984   $          7,824   $             --   $            962
Value Opportunity                          $         20,485   $          2,672   $             --   $            399
Balanced                                   $         69,544   $          9,071   $             --   $          1,486
Equity Income                              $         51,029   $          6,656   $             --   $            118
Index Plus LargeCap                        $        119,424   $         19,904   $             --   $          4,388
Index Plus MidCap                          $        160,716   $         26,786   $             --   $          3,920
Index Plus SmallCap                        $         77,784   $         12,964   $             --   $          2,155
Strategic Allocation Growth                $         21,589   $          2,816   $             --   $            175
Strategic Allocation Balanced              $         22,962   $          2,995   $             --   $             50
Strategic Allocation Income                $          2,775   $            362   $             --   $             69

     For the fiscal year ended May 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                             CLASS A SALES      CLASS A SALES
                                            CHARGES BEFORE      CHARGES AFTER         CLASS B
                                              DEALER RE-         DEALER RE-       DEFERRED SALES    CLASS C DEFERRED
FUND                                           ALLOWANCE          ALLOWANCE           CHARGES         SALES CHARGES
Growth                                     $         18,615   $          2,428   $             --   $            563
Small Company                              $         31,119   $          4,059   $             --   $            588
Value Opportunity                          $          9,422   $          1,229   $             --   $            217
Balanced                                   $        160,946   $         20,993   $             --   $            389
Equity Income                              $          9,399   $          1,226   $             --   $             91
Index Plus LargeCap                        $         77,184   $         12,864   $             --   $          3,879
Index Plus MidCap                          $         77,394   $         12,899   $             --   $          1,179
Index Plus SmallCap                        $         45,066   $          7,511   $             --   $             95
Strategic Allocation Growth                $          3,159   $            412   $             --   $            102
Strategic Allocation Balanced              $          1,219   $            159   $             --   $            941
Strategic Allocation Income                $          2,890   $            377   $             --   $            ---

                        PURCHASE AND REDEMPTION OF SHARES

     A complete description of the manner in which the shares may be purchased, redeemed or exchanged appears in the Class A, Class B, Class C, Class I and Class R shares' respective Prospectuses under "Shareholder Guides."

     Class I shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

     Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

     If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

     Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

     A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

FRONT-END SALES CHARGE WAIVERS

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

 1.  Redemptions from any ING -advised Fund if you:
         -  Originally paid a front-end sales charge on the shares and
         -  Reinvest the money within 90 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

 1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, LLC or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

 2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

 3. Certain trust companies and bank trust departments investing on behalf of their clients.

 4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

 5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients participating in advisory fee programs.

 6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

 7.  Registered investment companies.

 8.  Insurance companies (including separate accounts).

 9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

 10. Certain executive deferred compensation plans.

CONTINGENT DEFERRED SALES CHARGE

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

 - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and

 - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption.

CDSC WAIVERS
The CDSC will be waived for:

 -   exchanges to other Funds of the same class;
 - redemptions following the death or disability of the shareholder or beneficial owner;
 - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;
 -   tax-free returns of excess contributions from employee benefit plans;
 - distributions from employee benefit plans, including those due to plan termination or plan transfer; and
 - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:
 -   are limited annually to no more than 12% of the original account value;
 -   are made in equal monthly amounts, not to exceed 1% per month; and
 - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

LETTER OF INTENT

     You may qualify for a reduced sales charge when you buy Class A shares as described in the prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Funds acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

     Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

     If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT

     A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Funds to determine the front-end sales charge that applies.

     To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

     Subject to the supervision of the Board, the Sub-Advisers are responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is the Sub-Advisers' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position). The Sub-Adviser may also take research and other services related to execution into consideration. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

     The Sub-Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services may include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. The Sub-Advisers consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of the Sub-Advisers, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, the Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions, may be used by the Sub-Advisers in servicing all of its accounts; not all such services will be used by the Sub-Advisers to benefit the Funds.

     Consistent with Federal law, the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of a Sub-Adviser as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Sub-Advisers' opinions as to which services and which means of payment are in the long-term best interests of their clients.

     Each Sub-Adviser may buy or sell the same security at or about the same time for a Fund and another advisory client of the Sub-Adviser, including clients in which affiliates of the Sub-Advisers have an interest. The Sub-Advisers normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold (or based on equity assets under management for purchase of IPOs). In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

     Brokerage commissions were paid as follows:

     For the fiscal year ended May 31, 2005:

FUND                                                                      COMMISSION
-----                                                                     ----------
ING Growth                                                               $    405,556
ING Small Company                                                        $    539,636
ING Value Opportunity                                                    $     28,664
ING Balanced                                                             $    181,302
ING Equity Income                                                        $     55,879
ING Index Plus LargeCap                                                  $    370,025
ING Index Plus MidCap                                                    $    308,596
ING Index Plus SmallCap                                                  $    133,039
ING Strategic Allocation Growth                                          $    165,391
ING Strategic Allocation Balanced                                        $    163,716
ING Strategic Allocation Income                                          $     54,384

     For the fiscal year ended May 31, 2004:

FUND                                                                      COMMISSION
-----                                                                     ----------
ING Growth                                                               $    785,468
ING Small Company                                                        $  1,703,800
ING Value Opportunity                                                    $    186,165
ING Balanced                                                             $    218,361
ING Equity Income                                                        $  1,315,737
ING Index Plus LargeCap                                                  $    417,998
ING Index Plus MidCap                                                    $    281,189
ING Index Plus SmallCap                                                  $    138,776
ING Strategic Allocation Growth                                          $    192,735
ING Strategic Allocation Balanced                                        $    189,387
ING Strategic Allocation Income                                          $     68,493

     For the fiscal year ended May 31, 2003:

FUND                                                                             COMMISSION
----                                                                             ----------
ING Growth                                                                      $ 1,047,261
ING Small Company                                                               $ 4,355,958
ING Value Opportunity                                                           $   279,355
ING Balanced                                                                    $   309,977
ING Equity Income                                                               $ 1,956,172
ING Index Plus LargeCap                                                         $   456,116
ING Index Plus MidCap                                                           $   172,526
ING Index Plus SmallCap                                                         $    84,023
ING Strategic Allocation Growth                                                 $   234,964
ING Strategic Allocation Balanced                                               $   264,056
ING Strategic Allocation Income                                                 $    96,681

     For the fiscal year ended May 31, 2005 commissions in the amounts below were paid to firms that provided research, statistical, or other services to the
Adviser:

FUND                                                               COMMISSIONS PAID ON TOTAL TRANSACTIONS
----                                                               --------------------------------------
ING Growth                                                                      $    148,801
ING Small Company                                                               $     45,429
ING Value Opportunity                                                           $      4,177
ING Balanced                                                                    $     28,816
ING Equity Income                                                                       None
ING Index Plus LargeCap                                                         $    234,971
ING Index Plus MidCap                                                           $        973
ING Index Plus SmallCap                                                                 None
ING Strategic Allocation Growth                                                 $     21,329
ING Strategic Allocation Balanced                                               $     20,965
ING Strategic Allocation Income                                                 $      6,610

     For the fiscal year ended May 31, 2004, commissions in the amounts below were paid to firms that provided research, statistical, or other services to the
Adviser:

FUND                                                               COMMISSIONS PAID ON TOTAL TRANSACTIONS
----                                                               --------------------------------------
ING Growth                                                                      $    219,499
ING Small Company                                                               $    129,277
ING Value Opportunity                                                           $     57,853
ING Balanced                                                                    $      1,509
ING Equity Income                                                               $         --
ING Index Plus LargeCap                                                         $     52,907
ING Index Plus MidCap                                                           $     21,494
ING Index Plus SmallCap                                                         $    273,454
ING Strategic Allocation Growth                                                 $     16,578
ING Strategic Allocation Balanced                                               $     16,951
ING Strategic Allocation Income                                                 $      6,914

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

     During the fiscal years ended May 31, 2005, 2004 and 2003 none of the Funds used affiliated brokers to execute portfolio transactions.

     During the fiscal year ended May 31, 2005, the following Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of fiscal year ended May 31, 2005:

FUND                                               SECURITY DESCRIPTION                           MARKET VALUE
----                                               --------------------                           ------------
ING Balanced Fund                                  AG Edwards, Inc.                               $    105,754
                                                   Bank of America Corp.                             3,778,783
                                                   Bear Stearns & Co.                                  228,366
                                                   Citigroup, Inc.                                     563,394
                                                   Credit Suisse First Boston Corp.                    190,336
                                                   Goldman Sachs Group, Inc.                           108,940
                                                   JP Morgan Chase & Co.                               837,561
                                                   Legg Mason, Inc.                                     99,602
                                                   Lehman Brothers Holdings, Inc.                      907,052
                                                   Merrill Lynch & Co., Inc.                           410,274
                                                   Morgan Stanley & Co                                  76,223
                                                   Societe Generale                                     79,086
                                                   U.S. Bancorp                                        310,898
                                                   Wells Fargo & Co.                                   955,221

ING Equity Income Fund                             Bank of America Corp.                          $  5,354,591
                                                   Citigroup, Inc.                                   4,742,799
                                                   Goldman Sachs Group, Inc.                         3,129,750
                                                   JP Morgan Chase & Co.                             2,248,675
                                                   Merrill Lynch & Co., Inc.                         2,656,027
                                                   Wells Fargo & Co.                                 1,869,690

ING Growth Fund                                    Goldman Sachs Group, Inc.                      $  1,745,250

ING Small Company Fund                             None                                           $         --

ING Value Opportunity Fund                         Bank of America Corp.                          $  1,412,760
                                                   Wells Fargo & Co.                                 1,250,487
                                                   Citigroup, Inc.                                     961,044
                                                   JP Morgan Chase & Co.                               858,000
                                                   Merrill Lynch & Co., Inc.                           645,694
                                                   Lehman Brothers Holdings, Inc.                      184,400
                                                   Morgan Stanley & Co                                 940,032

FUND                                               SECURITY DESCRIPTION                           MARKET VALUE
----                                               --------------------                           ------------
ING Index Plus LargeCap Fund                       Bank of America Corp.                          $  9,919,242
                                                   Bear Stearns & Co.                                  807,176
                                                   Charles Schwab & Co.                                104,328
                                                   Citigroup, Inc.                                   5,236,276
                                                   E*Trade Financial                                   194,513
                                                   Goldman Sachs Group, Inc.                         2,047,500
                                                   Lehman Brothers Holdings, Inc.                    2,706,070
                                                   Merrill Lynch & Co., Inc.                         2,151,409
                                                   Morgan Stanley & Co                               3,576,527
                                                   Wachovia Securities, LLC                          3,422,731
                                                   Wells Fargo & Co.                                 2,177,781

ING Index Plus MidCap Fund                         AG Edwards, Inc.                               $    802,860
                                                   Jefferies & Co.                                     442,590
                                                   Legg Mason, Inc.                                  2,319,530
                                                   Raymond James & Associate                           465,570

ING Index Plus SmallCap Fund                       Investment Technology Group, Inc.              $    147,458

ING Strategic Allocation Balanced Fund             AG Edwards, Inc                                      44,532
                                                   Bank of America Corp.                             1,604,199
                                                   Citigroup, Inc.                                      52,844
                                                   Credit Suisse First Boston Corp                     754,363
                                                   Goldman Sachs & Co                                   56,969
                                                   HSBC Securities                                     124,013
                                                   JP Morgan Chase & Co.                               182,150
                                                   Legg Mason, Inc.                                     40,433
                                                   Lehman Brothers Holdings, Inc.                      368,800
                                                   Merrill Lynch & Co., Inc.                           222,466
                                                   Morgan Stanley & Co                                 577,727
                                                   Societe Generale                                     43,937
                                                   UBS AG                                              118,492
                                                   Wells Fargo & Co.                                   472,856

ING Strategic Allocation Growth Fund               AG Edwards, Inc                                $     44,202
                                                   Bank of America Corp.                             1,446,673
                                                   Citigroup, Inc.                                      15,098
                                                   Credit Suisse First Boston Corp                     225,223
                                                   Goldman Sachs Group                                  14,992
                                                   HSBC Bank PLC                                        35,432
                                                   JP Morgan Chase & Co.                                47,515
                                                   Legg Mason, Inc                                      42,323

FUND                                               SECURITY DESCRIPTION                           MARKET VALUE
----                                               --------------------                           ------------
                                                   Lehman Brothers Holdings, Inc.                      396,460
                                                   Merrill Lynch & Co., Inc.                           217,040
                                                   Morgan Stanley & Co                                 582,623
                                                   Societe Generale                                     17,575
                                                   UBS AG                                              173,478
                                                   Wachovia Corp                                       355,250
                                                   Wells Fargo & Co                                    450,054

ING Strategic Allocation Income Fund               AG Edwards, Inc                                $     12,269
                                                   Bank of America Corp.                               583,578
                                                   Citigroup, Inc.                                      43,138
                                                   Credit Suisse First Boston Corp                     688,848
                                                   Goldman Sachs Group                                  45,975
                                                   HSBC Bank PLC                                        97,439
                                                   JP Morgan Chase & Co.                               114,547
                                                   Legg Mason, Inc                                      11,341
                                                   Lehman Brothers Holdings, Inc.                      110,640
                                                   Merrill Lynch & Co., Inc.                            60,771
                                                   Morgan Stanley & Co                                 163,526
                                                   Societe Generale                                     26,362
                                                   UBS AG                                               36,399
                                                   Wachovia Corp                                       102,008
                                                   Wells Fargo & Co                                    120,216

                                 CODE OF ETHICS

     The Funds, the Adviser, the Sub-Advisers and the Distributor have adopted a code of ethics ("Code of Ethics") or written supervisory procedures) governing personal trading activities of all Directors and Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds' shares. The Code of Ethics also prohibits short-term trading of a Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Department and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

     The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $100 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

     The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

     A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund ($1,000,000 in the case of Class I shares). Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

CROSS INVESTING

     Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

     DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

     Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

SIGNATURE GUARANTEE

     A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

     As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for such securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time a Fund calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. A research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV, and there can be no assurance that these analyses and/or models will accurately gauge the effect of subsequent events on the closing price of a foreign security. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless an event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV per share.

     Options on securities, currencies, futures, and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the applicable Fund's custodian bank or other broker-dealers or banks approved by that Fund, on each date that the NYSE is open for business.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C shares. It is expected, however, that the per share NAV of the classes, will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify as a regulated investment company ("RIC") under the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and short-term capital gain) and at least 90% of certain tax-exempt interest each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

     If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. However, although the

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Fund would not be able to pass through distributions of long-term capital gains to its shareholders under the rules generally applicable to RICs, its distributions may constitute qualified dividends generally taxable to individuals at long-term capital gain rates and may be eligible for the corporate dividends-received deduction (see -DISTRIBUTIONS below). If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

     DISTRIBUTIONS

     Distributions of investment company taxable income (including short-term capital gain) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to a Fund's dividend income from U.S. corporations and other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Distributions of short term capital gains from assets held for one year or less will be taxed as ordinary income. Generally, distributions from a fund are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gain and on qualified dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the 15% rate. Qualified dividends are generally dividends from taxable domestic corporations and certain qualified foreign corporations, provided that the Fund has held the stock in such corporation for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

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     ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

     Certain debt securities acquired by a Fund may be treated as having original issue discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

     PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if 75% or more of its gross income is passive income (including dividends, interest, royalties, rents and certain other

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types of investment income), or if 50% or more of the company's assets are held for the production of such passive income in a taxable year. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

     FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will generally be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will generally be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for 15 days or less ( 45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares

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become ex-dividend. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as U. S. source income.

     OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the Fund's taxable year, if the position is held throughout the 60-day period beginning on the date such transaction is closed and certain other conditions are met.

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     Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed at the tax rate of tax applicable to ordinary income.

     Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

     SHORT SALES AGAINST THE BOX

     If a Fund sells securities short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying companies' fees and expenses.

     SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hand., Capital gain generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate on long-term gains for individual tax payers is 15%.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge

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initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

     BACKUP WITHHOLDING

     Each Fund generally will be required to make backup withholding of federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies a Fund that the taxpayer identification number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

     FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt form U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

     OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN QUOTATION

     Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of

                                      102
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one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                       P (1 + T)(TO THE POWER OF n) = ERV

Where:     P        = a hypothetical initial payment of $1,000,
           T        = the average annual total return,
           n        = the number of years, and
           ERV      = the ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the period.

     All total return figures assume that all dividends are reinvested when paid.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

     Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one-, five- and ten- years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                    P (1 + T)(TO THE POWER OF n) = ATV SUB(D)

Where:   P           = a hypothetical initial payment of $1,000,
         T           = the average annual total return (after taxes on
                       distributions),
         n           = the number of years, and
         ATV SUB (D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

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     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

     Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one-, five- and ten- years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                   P (1 + T)(TO THE POWER OF n) = ATV SUB(DR)

Where: P            = a hypothetical initial payment of $1,000,
       T            = the average annual total return (after taxes on
                      distributions),
       n            = the number of years, and
       ATV SUB(DR)  = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions and redemption.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).


DIVIDEND YIELD

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     A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I and Class R Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     In February 1998, the Funds redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of Fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of Fund expenses only, and do not deduct a CDSC.

     The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2005, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to May 31, 2005 are as follows:

TOTAL RETURN QUOTATIONS AS OF MAY 31, 2005:

CLASS I

                                                                                         SINCE
        FUND NAME                                1 YEAR      5 YEARS    10 YEARS       INCEPTION       INCEPTION DATE
        ---------                                ------      -------    --------    ---------------    --------------
Balanced                                            8.85%       1.72%       8.45%                --      01/03/1992
Equity Income                                      10.72%      (4.67%)      7.20%                --      01/03/1992

Growth                                              6.40%      (8.91%)      7.38%                --      01/04/1994
Small Company                                       9.05%       4.09%      12.64%                --      01/04/1994
Value Opportunity                                   6.18%      (1.17%)        --               4.16%     02/02/1998
Index Plus LargeCap                                 8.62%      (2.76%)        --               7.41%     12/10/1996
Index Plus MidCap                                  13.23%       7.62%         --              12.01%     02/03/1998
Index Plus SmallCap                                15.74%      10.75%         --               7.99%     02/03/1998
Strategic Allocation Growth                        10.37%       0.81%       7.39%                --      01/04/1995
Strategic Allocation
Balanced                                            9.28%       2.07%       6.83%                --      01/04/1995
Strategic Allocation Income                         8.05%       3.40%       6.73%                --      01/04/1995

CLASS A (ASSUMING PAYMENT OF THE FRONT-END SALES LOAD):

                                                                                         SINCE
        FUND NAME                                1 YEAR      5 YEARS    10 YEARS       INCEPTION       INCEPTION DATE
        ---------                                ------      -------    --------    ---------------    --------------
BALANCED
Class A                                             2.36%       0.27%       7.42%                        01/03/1992
Class A (after taxes on distributions)              1.89%      (0.80)%      5.28%
Class A (after taxes on distributions
and sale of Fund shares)                            1.92%      (0.33)%      5.26%
EQUITY INCOME
Class A                                             4.12%      (6.03)%      6.17%                        01/03/1992
Class A (after taxes on distributions)              3.82%      (6.45)%      3.69%
Class A (after taxes on distributions
and sale of Fund shares)                            3.08%      (5.17)%      4.18%
GROWTH
Class A                                            (0.03)%    (10.22)%      6.33%                        01/04/1994
Class A (after taxes on distributions)             (0.03)%    (10.81)%      4.32%
Class A (after taxes on distributions
and sale of Fund shares)                           (0.03)%     (8.49)%      4.56%
INDEX PLUS LARGECAP
Class A                                             5.08%      (3.61)%      6.10%                        02/03/1997
Class A (after taxes on distributions)              4.91%      (3.80)%      5.38%
Class A (after taxes on distributions
and sale of Fund shares)                            3.51%      (3.13)%      4.85%
SMALL COMPANY
Class A                                             2.54%       2.60%      11.56%                        01/04/1994
Class A (after taxes on distributions)              2.45%       2.14%       8.71%
Class A (after taxes on distributions
and sale of Fund shares)                            1.66%       1.92%       8.28%
STRATEGIC ALLOCATION GROWTH
Class A                                             3.84%      (0.63)%      3.27%                        01/20/1997
Class A (after taxes on distributions)              3.67%      (0.90)%      1.72%

                                                                                         SINCE
        FUND NAME                                1 YEAR      5 YEARS    10 YEARS       INCEPTION       INCEPTION DATE
        ---------                                ------      -------    --------    ---------------    --------------
Class A (after taxes on distributions
and sale of Fund shares)                            2.69%      (0.67)%      1.94%
STRATEGIC ALLOCATION BALANCED
Class A                                             2.82%       0.60%       3.36%                        01/20/1997
Class A (after taxes on distributions)              2.54%       0.09%       1.98%
Class A (after taxes on distributions
and sale of Fund shares)                            2.03%       0.21%       2.09%
STRATEGIC ALLOCATION INCOME
Class A                                             1.57%       1.92%       3.94%                        01/20/1997
Class A (after taxes on distributions)              1.11%       1.08%       2.30%
Class A (after taxes on distributions
and sale of Fund shares)                            1.19%       1.12%       2.41%
INDEX PLUS MIDCAP
Class A                                             9.62%       6.69%      11.26%                        02/03/1998
Class A (after taxes on distributions)              9.52%       5.56%       9.66%
Class A (after taxes on distributions
and sale of Fund shares)                            6.34%       5.07%       8.86%
INDEX PLUS SMALLCAP
Class A                                            12.03%       9.79%       7.26%                        02/03/1998
Class A (after taxes on distributions)             11.15%       9.58%       7.11%
Class A (after taxes on distributions
and sale of Fund shares)                            8.17%       8.45%       6.29%
VALUE OPPORTUNITY
Class A                                            (0.08)%     (2.54)%      3.10%                        02/02/1998
Class A (after taxes on distributions)             (0.26)%     (3.42)%      2.24%
Class A (after taxes on distributions
and sale of Fund shares)                            0.14%      (2.50)%      2.32%

CLASS B (ASSUMING PAYMENT OF THE CDSC):

        FUND NAME                                1 YEAR      5 YEARS     SINCE INCEPTION     INCEPTION DATE(1)
        ---------                                ------      -------     ---------------     -----------------
Balanced                                            2.79%       0.36%               2.42%       03/01/1999
Equity Income                                       4.62%      (5.97)%             (2.74)%      03/01/1999
Growth                                              0.33%     (10.15)%             (4.07)%      03/01/1999
Index Plus LargeCap                                 2.45%      (4.13)%             (0.51%)      03/01/1999
Small Company                                       2.98%       2.69%               9.09%       03/01/1999
Strategic Allocation Growth                         4.29%      (0.57)%              1.85%       03/01/1999
Strategic Allocation Balanced                       3.17%       0.67%               2.22%       03/01/1999
Strategic Allocation Income                         1.89%       2.00%               3.14%       03/01/1999

Index Plus MidCap                                   7.08%       6.22%              10.83%       03/01/1999
Index Plus SmallCap                                 9.67%       9.36%              10.10%       03/01/1999
Value Opportunity                                   0.19%      (2.44)%              1.87%       03/01/1999

CLASS C  (ASSUMING PAYMENT OF THE CDSC)

        FUND NAME                                1 YEAR      5 YEARS     SINCE INCEPTION     INCEPTION DATE(1)
        ---------                                ------      -------     ---------------     -----------------
Balanced                                            6.75%       0.70%               2.65%       06/30/1998
Equity Income                                       8.55%      (5.63)%             (2.33)%      06/30/1998
Growth                                              4.29%      (9.85)%             (2.14)%      06/30/1998
Index Plus LargeCap                                 6.77%      (3.50)%              1.46%       06/30/1998
Small Company                                       6.96%       3.01%               6.12%       06/30/1998
Strategic Allocation Growth                         8.29%      (0.19)%              0.53%       06/30/1998
Strategic Allocation Balanced                       7.14%       1.06%               1.02%       06/30/1998
Strategic Allocation Income                         5.96%       2.37%               2.36%       06/30/1998
Index Plus MidCap                                  11.35%       6.80%              10.49%       06/30/1998
Index Plus SmallCap                                13.95%       9.91%               6.64%       06/30/1998
Value Opportunity                                   4.15%      (2.11)%              1.96%       06/30/1998

CLASS R

        FUND NAME                                1 YEAR     SINCE INCEPTION     INCEPTION DATE
        ---------                                ------     ---------------     --------------
INDEX PLUS LARGECAP                                 7.99%              8.73%      12/08/2003
INDEX PLUS MIDCAP                                  12.64%             15.60%      10/24/2003
Index Plus SmallCap                                15.19%             14.14%      12/08/2003

                                    CUSTODIAN

     The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

     DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

     Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as an independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                              FINANCIAL STATEMENTS

     The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the fiscal year ended May 31, 2005 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                        REVISION DATE: SEPTEMBER 28, 2005

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Fund's custodian and therefore will not be voted.

III.     APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.      VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

         A.    Routine Matters

         TheAgent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

               2.  NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
               Section IV.B. above and Section V. below.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No

                   Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as
               EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

               If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

               If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.       CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote within Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.      REPORTING AND RECORD RETENTION

         A. Reporting by the Funds Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

         B. Reporting to the Boards At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals,
               (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS


ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

NAME:                                                         DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES


I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         TheAgent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.  NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

       NAME                                                    TITLE OR AFFILIATION
Stanley D. Vyner                    Chief Investment Risk Officer and Executive Vice President, ING Investments,
                                    LLC

Todd Modic                          Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and
                                    Chief Financial Officer of the ING Funds

Maria Anderson                      Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                        Proxy Coordinator for the ING Funds and Manager - Special Projects, ING Funds
                                    Services, LLC

Julius Drelick                      Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.             Counsel, ING Americas US Legal Services

Steve Wastek, Esq.                  Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

Voting on director nominees in uncontested elections           Case-by-Case
not subject to specific policies described herein

Voting on director nominees in any cases in which              Case-by-Case
application of the policies described herein would
result in withholding

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
votes from the majority of independent outside
directors sitting on a board, or removal of such
directors would negatively impact majority board
independence

Votes from a nominee who, during both of the most                Withhold
recent two years, attended less than 75% of the
board and committee meetings without a valid reason
for the absences. Do not withhold votes in
connection with attendance issues for nominees who
have served on the board for less than the two most
recent years.

Votes from a nominee who has failed to remove                    Withhold
restrictive (dead-hand, slow-hand, no-hand) features
from a poison pill only in cases for which
culpability for implementation or renewal of the
pill in such form can be specifically attributed to
the nominee

Provided that a nominee served on the board during               Withhold
the relevant time period, votes from a nominee who
has failed to implement a shareholder proposal that
was approved by (1) a majority of the issuer's
shares outstanding (most recent annual meeting) or
(2) a majority of the votes cast for two consecutive
years. However, in the case of shareholder proposals
seeking shareholder ratification of a poison pill,
generally DO NOT WITHHOLD votes from a nominee in
such cases if the company has already implemented a
policy that should reasonably prevent abusive use of
the pill.

Votes from inside directors or affiliated outside                Withhold
directors who sit on the audit committee

Votes from inside directors or affiliated outside            Do Not Withhold
directors who sit on the nominating or compensation
committee, provided that such committee meets the
applicable independence requirements of the relevant
listing exchange. However, consider such nominees on
a CASE-BY-CASE basis if the committee is majority
insider-controlled.

Votes from inside directors or affiliated outside            Do Not Withhold
directors if the full board serves as the
compensation or nominating committee OR has not
created one or both committees, provided that the
issuer is in compliance with all provisions of the
listing exchange in connection with performance of
relevant functions (E.G., performance of relevant
functions by a majority of independent directors in
lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay              Case-by-Case
for

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
performance disconnect" or other form of excessive
executive compensation practices, nominees who sit
on the compensation committee, provided that such
nominees served on the board during the relevant
time period, but DO NOT WITHHOLD votes for this
reason from the pay package recipient if also
sitting for election but not a compensation
committee member.

Independent outside director nominees serving on the               For
audit committee, but if total non-audit fees exceed
the total of audit fees, audit-related fees and tax
compliance and preparation fees, do vote against
auditor ratification if concerns exist that
remuneration for the non-audit work is so lucrative
as to taint the auditor's independence.

Inside director or affiliated outside director                 Case-by-Case
nominees in cases in which the full board is not
majority independent, excluding any non-voting
director (E.G., director emeritus or advisory
director) in calculations with respect to majority
board independence

Nominees who sit on up to (and including) six public               For
company boards, unless the nominee is also CEO of a
public company, in which case the public company
board threshold shall be three

Nominees who are not public company CEOs but sit on            Case-by-Case
more than six public company boards, or public
company CEO nominees who sit on more than three
public company boards

Proposals Regarding Board Composition or Board Service

   -  Shareholder proposals to impose new board                   Against
      structures or policies, including those
      requiring that the positions of Chairman and
      CEO be held separately, except consider such
      proposals on a CASE-BY-CASE basis if the board
      is not majority independent or pervasive
      corporate governance concerns have been
      identified.

   -  Shareholder proposals seeking more than a                   Against
      simple majority of independent directors

   -  Shareholder proposals asking that board                     Against
      compensation and/or nominating committees be
      composed exclusively of independent directors

   -  Shareholder proposals to limit the number of                Against
      public company boards on which a director may
      serve

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Shareholder proposals that seek to redefine                 Against
      director independence or directors' specific
      roles (E.G., responsibilities of the lead
      director)

   -  Shareholder proposals requesting creation of                Against
      additional board committees or offices, except
      as otherwise provided for herein

   -  Shareholder proposals that seek creation of an                For
      audit, compensation or nominating committee of
      the board, unless the committee in question is
      already in existence or the issuer has availed
      itself of an applicable exemption of the
      listing exchange (E.G., performance of
      relevant functions by a majority of
      independent directors in lieu of the formation
      of a separate committee)

   -  Shareholder proposals to limit the tenure of                Against
      outside directors

   -  Shareholder proposals to impose a mandatory                 Against
      retirement age for outside directors, but
      generally DO NOT VOTE AGAINST management
      proposals seeking to establish a retirement
      age for directors

Shareholder proposals requiring directors to own a                Against
minimum amount of company stock in order to qualify
as a director or to remain on the board

Director and Officer Indemnification and Liability             Case-by-Case
Protection

   -  Limit or eliminate entirely directors' and                  Against
      officers' liability for monetary damages for
      violating the duty of care

   -  Proposals that would expand coverage beyond                 Against
      just legal expenses to acts, such as
      negligence, that are more serious violations
      of fiduciary obligation than mere carelessness

   -  Proposals providing such expanded coverage in                 For
      cases when a director's or officer's legal
      defense was unsuccessful if:

      (1)  The director was found to have acted in
          good faith and in a manner that he
          reasonably believed was in the best
          interests of the company, and
      (2)  Only if the director's legal expenses
          would be covered

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections            Case-by-Case

Reimburse proxy solicitation expenses                          Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in                 For
cases of high non-audit fees

Non-Audit Services

   -  Approval of auditors when total non-audit fees           Case-by-Case
      exceed the total of audit fees, audit-related
      fees and tax compliance and preparation fees.
      Vote AGAINST management proposals to ratify
      auditors in cases in which concerns exist that
      remuneration for the non-audit work is so
      lucrative as to taint the auditor's
      independence. If such concerns exist or an
      issuer has a history of questionable
      accounting practices, also vote FOR
      shareholder proposals asking the issuer to
      present its auditor annually for ratification,
      but in other cases generally vote AGAINST.

Auditor Independence

   -  Shareholder proposals asking companies to                Case-by-Case
      prohibit their auditors from engaging in
      non-audit services or capping the level of
      non-audit services

Audit Firm Rotation

   -  Shareholder proposals asking for mandatory                  Against
      audit firm rotation

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

   -  Proposals to classify                                       Against

   -  Proposals to repeal classified boards and to                  For
      elect all directors annually

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Shareholder Ability to Remove Directors

   -  Proposals that provide that directors may be                Against
      removed only for cause

   -  Proposals to restore shareholder ability to                   For
      remove directors with or without cause

   -  Proposals that provide that only continuing                 Against
      directors may elect replacement to fill board
      vacancies

   -  Proposals that permit shareholders to elect                   For
      directors to fill board vacancies

Cumulative Voting

   -  Management proposals to eliminate cumulative                  For
      voting, unless the company maintains a
      classified board of directors

   -  Shareholder proposals to restore or permit                    For
      cumulative voting, in cases in which the
      company maintains a classified board of
      directors

Shareholder Ability to Call Special Meetings

   -  Proposals to restrict or prohibit shareholder               Against
      ability to call special meetings

   -  Proposals that remove restrictions on the                     For
      right of shareholders to act independently of
      management

Shareholder Ability to Act by Written Consent

   -  Proposals to restrict or prohibit shareholder               Against
      ability to take action by written consent

   -  Proposals to allow or make easier shareholder                 For
      action by written consent

Shareholder Ability to Alter the Size of the Board

   -  Proposals that seek to fix the size of the               Case-by-Case
      board

   -  Proposals that give management the ability to               Against
      alter the size of the board without
      shareholder approval

TENDER OFFER DEFENSES

Poison Pills

   -  Proposals that ask a company to submit its                    For
      poison pill for shareholder ratification,
      unless a policy has already

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      been implemented by the company that should
      reasonably prevent abusive use of the pill

   -  Shareholder proposals to redeem a company's              Case-by-Case
      poison pill

   -  Management proposals to ratify a poison pill             Case-by-Case

Fair Price Provisions

   -  Proposals to adopt fair price provisions                 Case-by-Case

   -  Fair price provisions with shareholder vote                 Against
      requirements greater than a majority of
      disinterested shares

Greenmail

   -  Proposals to adopt antigreenmail charter or                   For
      bylaw amendments or otherwise restrict a
      company's ability to make greenmail payments

   -  Antigreenmail proposals when they are bundled            Case-by-Case
      with other charter or bylaw amendments

Pale Greenmail                                                 Case-by-Case

Unequal Voting Rights

   -  Dual-class exchange offers                                  Against

   -  Dual-class recapitalizations                                Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

   -  Management proposals to require a                           Against
      supermajority shareholder to approve
      charter and bylaw amendments

   -  Shareholder proposals to lower supermajority                  For
      shareholder vote requirements for charter and
      bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

   -  Management proposals to require a                           Against
      supermajority shareholder vote to approve
      mergers and other significant business
      combinations

   -  Shareholder proposals to lower supermajority                  For
      shareholder vote requirements for mergers and
      other

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      significant business combinations

White Squire Replacements                                           For

MISCELLANEOUS

Shareholder proposals to adopt confidential voting,                 For
use independent tabulators, and use independent
inspectors of election

Management proposals to adopt confidential voting                   For

Open Access

   -  Shareholder proposals seeking open access to             Case-by-Case
      management's proxy material in order to
      nominate their own candidates to the board

Majority Voting Standard

   -  Management proposals seeking election of                      For
      directors by the affirmative vote of the
      majority of votes cast in connection with a
      meeting of shareholders

   -  Shareholder proposals seeking adoption of the               Against
      majority voting standard

   -  Proposals seeking adoption of the majority               Case-by-Case
      voting standard for issuers with a history of
      board malfeasance

Bundled or "Conditioned" Proxy Proposals                       Case-by-Case

Shareholder Advisory Committees                                Case-by-Case

Management proposals for Other Business, in                         For
connection with proxies of U.S. issuers

Proposals to lower quorum requirements for                     Case-by-Case
shareholder meetings below a majority of the shares
outstanding

CAPITAL STRUCTURE

Common Stock Authorization

   -  Proposals to increase the number of shares of            Case-by-Case
      common stock, taking into consideration
      whether intention exists to significantly
      dilute shareholders proportionate interest or
      to be unduly dilutive to shareholders'
      proportionate interest. Except where otherwise
      indicated, the Agent's proprietary approach,
      utilizing quantitative criteria (E.G.,
      dilution, peer group

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      comparison, company performance and history) to
      determine appropriate thresholds, will
      generally be utilized in evaluating such
      proposals.

      -  Proposals to authorize capital increases                   For
         within the Agent's allowable thresholds.
         Consider on a CASE-BY-CASE basis those
         requests exceeding the Agent's threshold
         for proposals in connection with which a
         contrary recommendation from the Investment
         Professional(s) has been received and is to
         be utilized.

      -  Proposals to authorize capital increases                   For
         within the Agent's allowable thresholds,
         unless the company states that the stock
         may be used as a takeover defense. In those
         cases, consider on a CASE-BY-CASE basis if
         a contrary recommendation from the
         Investment Professional(s) has been
         received and is to be utilized.

      -  Proposals to authorize capital increases                   For
         exceeding the Agent's thresholds when a
         company's shares are in danger of being
         delisted or if a company's ability to
         continue to operate as a going concern is
         uncertain.

   -  Proposals to increase the number of authorized              Against
      shares of the class of stock that has superior
      voting rights in companies that have
      dual-class capitalization structures

   -  Shareholder proposals to eliminate dual class                 For
      capital structures with unequal voting rights
      in cases in which the relevant Fund owns the
      class with inferior voting rights, but
      generally vote AGAINST such proposals in cases
      in which the relevant Fund owns the class with
      superior voting rights.

Stock Distributions: Splits and Dividends

   -  Management proposals to increase common share                 For
      authorization for a stock split, provided that
      the increase in authorized shares falls within
      the Agent's allowable thresholds, but consider
      on a CASE-BY-CASE basis those proposals
      exceeding the Agent's threshold for proposals
      in connection with which a contrary
      recommendation from the Investment
      Professional(s) has been received and is to be
      utilized

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Reverse Stock Splits

   -  Management proposals to implement a reverse                   For
      stock split when the number of shares
      authorized for issue is proportionately
      reduced

   -  Proposals to implement a reverse stock split             Case-by-Case
      that do not proportionately reduce the number
      of shares of authorized for issue

Preferred Stock

   -  Proposals authorizing the creation of new                   Against
      classes of preferred stock with unspecified
      voting, conversion, dividend distribution, and
      other rights ("blank check" preferred stock)

   -  Proposals to create blank check preferred                     For
      stock in cases where the company expressly
      states that the stock will not be used as a
      takeover defense. Generally vote AGAINST in
      cases where the company expressly states that
      the stock may be used as a takeover defense.

   -  Proposals to authorize preferred stock in                     For
      cases where the company specified the voting,
      dividend, conversion, and other rights of such
      stock and the terms of the preferred stock
      appear reasonable

   -  Proposals to increase the number of blank                Case-by-Case
      check preferred shares after analyzing the
      number of preferred shares available for issue
      given a company's industry performance in
      terms of shareholder returns

Shareholder proposals to have blank check preferred                 For
stock placements, other than those shares issued for
the purpose of raising capital or making
acquisitions in the normal course of business,
submitted for shareholder ratification

Management Proposals to Reduce the Par Value of                     For
Common Stock

Shareholder Proposals that Seek Preemptive Rights or           Case-by-Case
Management Proposals that Seek to Eliminate Them

Debt Restructuring                                             Case-by-Case

Share Repurchase Programs                                           For

Management Proposals to Cancel Repurchased Shares                   For

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Tracking Stock                                                 Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee                Case-by-Case
benefit plans, unless otherwise provided for herein,
with voting decisions generally based on the Agent's
quantitative approach to evaluating such plans,
which includes determination of costs and comparison
to an allowable cap. Generally vote in accordance
with the Agent's recommendations FOR equity-based
plans with costs within such cap and AGAINST those
with costs in excess of it, but consider plans
CASE-BY-CASE if the Agent raises other
considerations with respect to the plan.

Management Proposals Seeking Approval to Reprice               Case-by-Case
Options

Management Proposals Seeking Approval of                          Against
Compensation Plans that Permit Repricing of Stock
Options without Shareholder Approval

Director Compensation, with voting decisions                   Case-by-Case
generally based on the Agent's approach as described
above

Employee Stock Purchase Plans                                  Case-by-Case

OBRA-Related Compensation Proposals

   -  Amendments that Place a Cap on Annual Grants                  For
      or Amend Administrative Features

   -  Amendments to Add Performance-Based Goals                     For

   -  Amendments to Increase Shares and Retain Tax             Case-by-Case
      Deductions Under OBRA

   -  Approval of Cash or Cash-and-Stock Bonus Plan                 For

Shareholder Proposals Regarding Executive and
Director Pay

   -  Proposals that seek disclosure of the                       Against
      remuneration of individuals other than senior
      executives and directors

   -  Proposals that seek to impose new compensation              Against
      structures or policies, unless evidence exists
      of abuse in historical compensation practices,
      and except as otherwise provided for herein

Golden and Tin Parachutes

   -  Shareholder proposals to have golden and tin                  For
      parachutes submitted for shareholder
      ratification,

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      provided that such "parachutes" specify
      change-in-control events and that the proposal
      does not include unduly restrictive or
      arbitrary provisions such as advance approval
      requirements

   -  Shareholder proposals to submit executive                   Against
      severance agreements that do not specify
      change-in-control events, Supplemental
      Executive Retirement Plans or deferred
      executive compensation plans for shareholder
      ratification, unless such ratification is
      required by the listing exchange

   -  All proposals to ratify or cancel golden or              Case-by-Case
      tin parachutes

Employee Stock Ownership Plans (ESOPs)                              For

401(k) Employee Benefit Plans                                       For

Shareholder proposals to expense stock options,                     For
unless company has already publicly committed to
expensing options by a specific date

Shareholder proposals requiring mandatory periods                 Against
for officers and directors to hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                              Case-by-Case

Voting on Reincorporation Proposals                            Case-by-Case

   -  Management reincorporation proposals upon                     For
      which another key proposal, such as a merger
      transaction, is contingent if the other key
      proposal is also supported

   -  Shareholder reincorporation proposals not also              Against
      supported by the company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                       Case-by-Case

Corporate Restructuring                                        Case-by-Case

Spinoffs                                                       Case-by-Case

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Asset Sales                                                    Case-by-Case

Liquidations                                                   Case-by-Case

Appraisal Rights                                                    For

Changing Corporate Name                                             For

Adjournment of Meeting

   -  Proposals to adjourn a meeting when the primary               For
      proposal is also voted FOR

MUTUAL FUND PROXIES

Election of Directors                                          Case-by-Case

Converting Closed-end Fund to Open-end Fund                    Case-by-Case

Proxy Contests                                                 Case-by-Case

Investment Advisory Agreements                                 Case-by-Case

Approving New Classes or Series of Shares                           For

Preferred Stock Proposals                                      Case-by-Case

1940 Act Policies                                              Case-by-Case

Changing a Fundamental Restriction to Nonfundamental           Case-by-Case
Restriction

Change Fundamental Investment Objective to Nonfundamental      Case-by-Case

Name Rule Proposals                                            Case-by-Case

Disposition of Assets/Termination/Liquidation                  Case-by-Case

Changes to the Charter Document                                Case-by-Case

Changing the Domicile of a Fund                                Case-by-Case

Change in Fund's Subclassification                             Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors             For
Without Shareholder Approval

Distribution Agreements                                        Case-by-Case

Master-Feeder Structure                                             For

Mergers                                                        Case-by-Case

Shareholder Proposals to Establish Director Ownership             Against

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------

Requirement

Reimburse Shareholder for Expenses Incurred                    Case-by-Case

Terminate the Investment Advisor                               Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of     Case-by-Case
factors may go into each analysis, the overall principle
guiding all vote recommendations focuses on how or whether
the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to
relevant, non-public information regarding a company's
business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders)
latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct,       Against
apply existing law or release information that would not
help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the
issuer, compelling evidence of abuse, significant public
controversy or litigation, the issuer's significant history
of relevant violations; or activities not in step with
market practice or regulatory requirements, or unless
provided for otherwise herein.

   - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

      -  consumer and public safety
      -  environment and energy
      -  labor standards and human rights
      -  military business and political concerns
      -  workplace diversity and non-discrimination
      -  sustainability
      -  social issues
      -  vendor activities
      -  economic risk, or
      -  matters of science and engineering

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting           Against
against such proposal because relevant disclosure by
the issuer, or the time provided for consideration of such
disclosure, is inadequate, unless otherwise provided for
herein

Routine Management Proposals                                        For

   -  The opening of the shareholder meeting                        For

   -  That the meeting has been convened under local                For
      regulatory requirements

   -  The presence of quorum                                        For

   -  The agenda for the shareholder meeting                        For

   -  The election of the chair of the meeting                      For

   -  The appointment of shareholders to co-sign the minutes        For
      of the meeting

   -  Regulatory filings (E.G., to effect approved share            For
      issuances)

   -  The designation of inspector or shareholder                   For
      representative(s) of minutes of meeting

   -  The designation of two shareholders to approve and            For
      sign minutes of meeting

   -  The allowance of questions                                    For

   -  The publication of minutes                                    For

   -  The closing of the shareholder meeting                        For

   -  Other similar routine management proposals                    For

Discharge of Management/Supervisory Board Members

   -  Management proposals seeking the discharge of                 For
      management and supervisory board members, unless there
      is concern about the past actions of the

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      company's auditors or directors or legal action is
      being taken against the board by other shareholders

Director Elections

   -  Votes on director nominees not subject to policies         Case-by-Case
      described herein. Unless otherwise provided for
      herein, the Agent's standards with respect to
      determining director independence shall apply. These
      standards generally provide that, to be considered
      completely independent, a director shall have no
      material connection to the company other than the
      board seat. Agreement with the Agent's independence
      standards shall not dictate that a Fund's vote shall
      be cast according to the Agent's corresponding
      recommendation. Further, the application of Guidelines
      in connection with such standards shall apply only in
      cases in which the nominee's level of independence can
      be ascertained based on available disclosure.

   -  For issuers domiciled in Bermuda, Canada, Cayman             Against
      Islands, British Virgin Islands or other tax haven
      markets, non-independent directors in cases in which
      the full board serves as the audit committee, or the
      company does not have an audit committee

   -  For issuers in all markets, including those in tax           Against
      haven markets and those in Japan that have adopted the
      U.S.-style board-with-committees structure,
      non-independent directors who sit on the audit
      committee unless the slate of nominees is bundled, in
      which case the proposal(s) to elect board members
      shall be considered on a case-by-case basis.

   -  In tax haven markets, non-independent directors in       Do Not Vote Against
      cases in which the full board serves as the
      compensation committee, or the company does not
      have a compensation committee

   -  Non-independent directors who sit on the compensation    Do Not Vote Against
      or nominating committees, provided that such
      committees meet the applicable independence
      requirements of the relevant listing exchange

   -  In cases in which committee membership is unclear,         Case-by-Case
      non-independent director nominees if no other issues

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      have been raised in connection with his/her nomination

Independent Statutory Auditors

   -  With respect to Japanese companies that have not            Against
      adopted the U.S.-style board-with-committees
      structure, any nominee to the position of "independent
      statutory auditor" whom the Agent considers
      affiliated, E.G., if the nominee has worked a
      significant portion of his career for the company, its
      main bank or one of its top shareholders. Where
      shareholders are forced to vote on multiple nominees
      in a single resolution, vote against all nominees.

Nominating Committee

   -  Proposals that permit non-board members to serve on         Against
      the nominating committee

Retirement Bonuses

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors:

   -  Proposals if all payments are for directors and               For
      auditors who have served as executives of the company

   -  Proposals if one or more payments are for                   Against
      non-executive, affiliated directors or statutory
      auditors; when one or more of the individuals to whom
      the grants are being proposed (1) has not served in an
      executive capacity for the company for at least three
      years or (2) has been designated by the company as an
      independent statutory auditor, regardless of the
      length of time he/she has served

Stock Option Plans

   -  With respect to Japanese companies, proposals               Against
      regarding option grants to independent internal
      statutory auditors, following the Agent's guidelines

Shares Reserved for Issuance of Options or Employee
Share-Purchase Plans

   -  Option plans, or the issuance of shares in connection       Against
      with such plans, that provide discounts to executives,
      are administered by potential grant recipients, or are
      markedly out of line with market practice

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Proposals in connection with option plans or             Case-by-Case
      the issuance of shares in connection with them
      in other instances

General Share Issuances

   -  Proposals to issue shares (with or without                  Against
      preemptive rights) in cases in which concerns
      have been identified by the Agent with respect
      to inadequate disclosure, inadequate
      restrictions on discounts, or authority to
      refresh share issuance amounts without prior
      shareholder approval

   - Proposals in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution

Director Remuneration                                          Case-by-Case

   -  Proposals to approve the remuneration of                      For
      directors as long as the amount is not
      excessive and there is no evidence of abuse

Approval of Financial Statements and Director and
Auditor Reports

   -  Management proposals seeking approval of                      For
      financial accounts and reports, unless there
      is concern about the company's financial
      accounts and reporting

Remuneration of Auditors

   -  Proposals to authorize the board to determine                 For
      the remuneration of auditors, unless there is
      evidence of excessive compensation relative to
      the size and nature of the company

Indemnification of Auditors                                       Against

Allocation of Income and Dividends

   -  Management proposals concerning allocation of            Case-by-Case
      income and the distribution of dividends

Stock (Scrip) Dividend Alternatives                                 For

   -  Stock (scrip) dividend proposals that do not                Against
      allow for a cash option unless management
      demonstrates that the cash option is harmful
      to shareholder value

Debt Issuance Requests                                         Case-by-Case

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
When evaluating a debt issuance request, the issuing
company's present financial situation is examined.
The main factor for analysis is the company's
current debt-to-equity ratio, or gearing level. A
high gearing level may incline markets and financial
analysts to downgrade the company's bond rating,
increasing its investment risk factor in the
process. A gearing level up to 100 percent is
considered acceptable.

   -  Debt issuances for companies when the gearing                 For
      level is between zero and 100 percent

   -  Proposals where the issuance of debt will                Case-by-Case
      result in the gearing level being greater than
      100 percent, comparing any such proposed debt
      issuance to industry and market standards

Financing Plans

   -  Adoption of financing plans if they are in the                For
      best economic interests of shareholders

Related Party Transactions                                     Case-by-Case

   -  Approval of such transactions unless the                      For
      agreement requests a strategic move outside
      the company's charter or contains unfavorable
      terms

Capitalization of Reserves

   -  Proposals to capitalize the company's reserves                For
      for bonus issues of shares or to increase the
      par value of shares

Amendments to Articles of Association                          Case-by-Case

   -  That are editorial in nature                                  For

   -  Where shareholder rights are protected                        For

   -  Where there is negligible or positive impact                  For
      on shareholder value

   -  For which management provides adequate reasons                For
      for the amendments

   -  Which the company is required to do so by law                 For
      (if applicable)

   -  With respect to article amendments for
      Japanese companies:

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Management proposals to amend a company's                     For
      articles to provide for an expansion or
      reduction in the size of the board, unless the
      expansion/ reduction is clearly
      disproportionate to the growth/decrease in the
      scale of the business

   -  Management proposals regarding amendments to                Against
      authorize share repurchases at the board's
      discretion, unless there is little to no
      likelihood of a "creeping takeover" (major
      shareholder owns nearly enough shares to reach
      a critical control threshold) or constraints
      on liquidity (free float of shares is low),
      and where the company is trading at below book
      value or is facing a real likelihood of
      substantial share sales; or where this
      amendment is bundled with other amendments
      which are clearly in shareholders' interest
      (generally following the Agent's guidelines)

Other Business

   -  Management proposals for Other Business in                  Against
      connection with global proxies, voting
      in accordance with the Agent's market-specific
      recommendations

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 922-0180

                               SEPTEMBER 30, 2005

                              ING SERIES FUND, INC.
                                ING Balanced Fund
                          ING Index Plus LargeCap Fund
                           ING Index Plus MidCap Fund
                          ING Index Plus SmallCap Fund
                     ING Strategic Allocation Balanced Fund
                      ING Strategic Allocation Growth Fund
                      ING Strategic Allocation Income Fund

                                 CLASS O SHARES

This Statement of Additional Information (the "SAI") relates to each series listed above (each a "Fund" and collectively, the "Funds"). A prospectus or prospectuses (each a "Prospectus" and collectively, the "Prospectuses") for the Funds dated September 30, 2005, which provides the basic information you should know before investing in the Funds, may be obtained without charge from the ING Funds or the Funds' principal underwriter, ING Funds Distributor, LLC, at the address above. This SAI is not a prospectus, but it is incorporated by reference in, and should be read in conjunction with the Prospectuses dated September 30, 2005, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

This SAI discusses ING Balanced Fund ("Balanced Fund"), ING Index Plus LargeCap Fund ("Index Plus LargeCap Fund"), ING Index Plus MidCap Fund ("Index Plus MidCap Fund"), ING Index Plus SmallCap Fund ("Index Plus SmallCap Fund"), ING Strategic Allocation Balanced Fund ("Strategic Allocation Balanced Fund"), ING Strategic Allocation Growth Fund ("Strategic Allocation Growth Fund") and ING Strategic Allocation Income Fund ("Strategic Allocation Income Fund") (each a "Fund" and collectively, the "Funds"). The Strategic Allocation Balanced Fund, the Strategic Allocation Growth Fund and the Strategic Allocation Income Fund are not currently available we expect availability some time in 2006.

THE FUNDS' FINANCIAL STATEMENTS AND THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT THEREON, INCLUDED IN THE ANNUAL SHAREHOLDER REPORTS DATED MAY 31, 2005, ARE INCORPORATED HEREIN BY REFERENCE IN THIS SAI. FREE COPIES OF THE FUNDS' PROSPECTUSES AND ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUNDS AT THE ADDRESS AND PHONE NUMBER WRITTEN ABOVE.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.                                           3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES                            4
DIRECTORS AND OFFICERS                                                    47
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                55
INVESTMENT ADVISER                                                        55
SUB-ADVISORY AGREEMENTS                                                   58
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES                             62
PROXY VOTING PROCEDURES                                                   63
ADMINISTRATOR                                                             64
EXPENSE LIMITATION AGREEMENTS                                             65
DISTRIBUTOR                                                               65
RULE 12(b)-1 PLANS                                                        67
PURCHASE AND REDEMPTION OF SHARES                                         68
BROKERAGE ALLOCATION AND TRADING POLICIES                                 69
CODE OF ETHICS                                                            73
NET ASSET VALUE                                                           74
CALCULATION OF PERFORMANCE DATA                                           82
PERFORMANCE COMPARISONS                                                   83
CUSTODIAN                                                                 85
TRANSFER AGENT                                                            85
LEGAL COUNSEL                                                             85
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                             85
FINANCIAL STATEMENTS                                                      86
APPENDIX A                                                                87

                        HISTORY OF ING SERIES FUND, INC.

     ING Series fund, Inc. ("Company") is a Maryland Corporation registered as a diversified open-end management investment company. The Company was organized in June 17, 1991 and currently consists of the following separately managed series:

                                    FUND NAME

                        ING International Growth Fund
                        ING Growth Fund
                        ING Small Company Fund
                        ING Global Science and Technology Fund (formerly ING Technology Fund)
                        ING Index Plus LargeCap Fund
                        ING Index Plus MidCap Fund
                        ING Index Plus SmallCap Fund
                        ING Value Opportunity Fund
                        ING Balanced Fund
                        ING Equity Income Fund
                        ING Government Fund
                        ING Aeltus Money Market Fund
                        ING Strategic Allocation Growth Fund
                        ING Strategic Allocation Balanced Fund
                        ING Strategic Allocation Income Fund

     SERIES AND CLASSES The Company currently offers multiple series. Balanced Fund, Index Plus LargeCap Fund, Index Plus MidCap Fund, Index Plus SmallCap Fund, Strategic Allocation Balanced Fund, Strategic Allocation Growth Fund, Strategic Allocation Income Fund are offered through this SAI and the corresponding Prospectus.

     The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class O shares are offered through this SAI and the corresponding Prospectus.

     CAPITAL STOCK Fund shares are fully paid and non-assessable when issued. Class O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     VOTING RIGHTS Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (the "1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

     1940 ACT CLASSIFICATION   The Company is a diversified open-end management
investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

     The investment objective and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. This means the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares of the Fund then outstanding are present in person or by proxy; or
(b) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, each Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Strategic Allocation Growth Fund, Strategic Allocation Balanced Fund and Strategic Allocation Income Fund (collectively referred to as the "Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

     The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

     (1) (except for Strategic Allocation Balanced, Strategic Allocation Growth, Strategic Allocation Income, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap Funds) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectus;

     (2) except for the Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

     (3) invest in companies for the purpose of exercising control or management;

     (4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     (5) invest more than 15% (10% for Index Plus LargeCap Fund, Index Plus MidCap Fund and Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, or the applicable Sub- Adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

     (6) invest more than 15% (10% for Index Plus LargeCap Fund, Index Plus MidCap Fund and Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by the Sub-Adviser to be of comparable quality.

     Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by Bloomberg Industry Group. The Sub-Advisers believe that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

     Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

     The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart. The investment techniques listed below are subject to the limitations explained elsewhere in this Statement of Additional Information or the accompanying Prospectus.

                                 ING             ING
                                INDEX    ING    INDEX      ING         ING         ING
   ASSET CLASSES/                PLUS   INDEX   PLUS    STRATEGIC   STRATEGIC   STRATEGIC
     INVESTMENT          ING    LARGE   PLUS    SMALL  ALLOCATION  ALLOCATION  ALLOCATION
     TECHNIQUES       BALANCED   CAP   MIDCAP    CAP    BALANCED     GROWTH      INCOME
-----------------------------------------------------------------------------------------
EQUITIES

ADR's/EDR's GDR's         X       X      X       X          X          X            X

Common Stock              X       X      X       X          X          X            X

Convertible
Securities                X       X      X       X          X          X            X

Foreign and
Emerging Market
Equity Securities                 X(1)   X(1)    X(1)

IPOs                      X       X      X       X          X          X            X

Preferred Stocks          X       X      X       X          X          X            X

Synthetic
Convertible
Securities(2)             X       X      X       X          X          X            X

Warrants                  X       X      X       X          X          X            X

FIXED INCOME

ARMS(3)                   X       X      X       X          X          X            X

Asset Backed
Securities
(non-mortgage)(3)         X       X      X       X          X          X            X

Banking Industry
Obligations(3)            X       X      X       X          X          X            X

Credit-Linked
Notes(3)                  X       X      X       X          X          X            X

Corporate Debt
Securities(3)             X       X      X       X          X          X            X

Eurodollar
Convertible
Securities(3)             X       X      X       X          X          X            X

Eurodollar/
YankeeDollar
Instruments(3)            X       X      X       X          X          X            X

Floating or
Variable Rate
Instruments(3)            X       X      X       X          X          X            X

Foreign Bank
Obligations(3)            X       X      X       X          X          X            X

Foreign
Mortgage-Related
Securities(3)             X       X      X       X          X          X            X

Foreign and
Emerging Market
Debt Securities(3)        X       X      X       X          X          X            X

GICs(3)                   X       X      X       X          X          X            X

GNMA Certificates(3)      X       X      X       X          X          X            X

Government Trust
Certificates(3)           X       X      X       X          X          X            X

                                 ING             ING
                                INDEX    ING    INDEX      ING         ING         ING
   ASSET CLASSES/                PLUS   INDEX   PLUS    STRATEGIC   STRATEGIC   STRATEGIC
     INVESTMENT          ING    LARGE   PLUS    SMALL  ALLOCATION  ALLOCATION  ALLOCATION
     TECHNIQUES       BALANCED   CAP   MIDCAP    CAP    BALANCED     GROWTH      INCOME
-----------------------------------------------------------------------------------------
High Yield
Securities(4)             X                                 X          X            X

International
Debt Securities(3)        X       X      X       X          X          X            X

Mortgage Related
Securities(3)             X       X      X       X          X          X            X

Municipal
Securities(3)             X       X      X       X          X          X            X

Municipal Lease
Obligations(3)            X       X      X       X          X          X            X

Repurchase
Agreements(3)             X       X      X       X          X          X            X

Savings
Association
Obligations(3),(5)        X       X      X       X          X          X            X

Subordinated
Mortgage
Securities(3)             X       X      X       X          X          X            X

Interest-only/
Principal-only
Stripped Mortgage
Backed Securities(3)      X       X      X       X          X          X            X

Sovereign Debt
Securities(3)             X       X      X       X          X          X            X

Supranational
Agencies(3),(6)           X       X      X       X          X          X            X

Tax Exempt Ind.
Dev. Bonds &
Pollution Control
Bonds(3)                  X       X      X       X          X          X            X

United States
Govt. Securities(3)       X       X      X       X          X          X            X

Zero Coupon and
Pay-In-Kind(3)            X       X      X       X          X          X            X

OTHER INSTRUMENTS
AND TECHNIQUES

Financial Futures
Contracts and
Related Options(7)        X       X      X       X          X          X            X

Foreign Currency
Exchange
Transactions(8)           X       X      X       X          X          X            X

Forward Currency
Contracts(7)              X       X      X       X          X          X            X

Foreign Currency
Options(8)                X       X      X       X          X          X            X

Forward Foreign
Currency
Contracts(8)              X       X      X       X          X          X            X

Index-,
Currency-, and
Equity-Linked
Securities(7)             X       X      X       X          X          X            X

Options on
Futures(7)                X       X      X       X          X          X            X

Over the Counter
Options(7)                X       X      X       X          X          X            X

                                 ING             ING
                                INDEX    ING    INDEX      ING         ING         ING
   ASSET CLASSES/                PLUS   INDEX   PLUS    STRATEGIC   STRATEGIC   STRATEGIC
     INVESTMENT          ING    LARGE   PLUS    SMALL  ALLOCATION  ALLOCATION  ALLOCATION
     TECHNIQUES       BALANCED   CAP   MIDCAP    CAP    BALANCED     GROWTH      INCOME
-----------------------------------------------------------------------------------------
Put Call
Options(7),(9)            X       X      X       X          X          X            X

Stock Index
Options(7)                X       X      X       X          X          X            X

Straddles(7)              X       X      X       X          X          X            X

Other Investment
Companies                 X       X      X       X          X          X            X

Private Funds             X                                 X          X            X

Real Estate
Securities                X       X      X       X          X          X            X

Restricted and
Illiquid
Securities                X       X      X       X          X          X            X

TBA Sale
Commitments               X       X      X       X          X          X            X

Borrowing                 X       X      X       X          X          X            X

Lending of Fund
Securities                X       X      X       X          X          X            X

Reverse
Repurchase
Agreements and
Dollar Rolls              X                                 X          X            X

Securities,
Interest Rate and
Currency Swaps(10)        X       X      X       X          X          X            X

Temporary
Defensive
Positions                 X       X      X       X          X          X            X

Short Sales(11)           X       X      X       X          X          X            X

When-Issued
Securities and
Delayed-Delivery
Transactions              X       X      X       X          X          X            X

(1). Investments in emerging market equity securities will not exceed 5% of the Fund's total assets.

(2). A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

(3). Funds other than ING Strategic Allocation Funds and the ING Balanced Fund may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.

(4). A Fund will not invest more than 15% (10% for ING Index Plus LargeCap, ING Index MidCap and ING Index Plus SmallCap Funds) of the total value of its assets in high yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by ING IM, to be of comparable quality).

(5). The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

(6). Other than for temporary and defensive or cash management purposes, each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

(7). For purposes other than hedging, a Fund will invest no more than 5% of its assets in such instruments. With respect to futures, the 5% limit is calculated with reference to the notional value of the futures contract. This limitation does not apply to the ING Strategic Allocation Growth Fund, which may invest 100% of its assets in such instruments and ING Strategic Allocation Balanced Fund, which may invest 60% of its asses in such instrument.

(8).  A Fund may only invest in such instruments for the purposes of hedging.

(9). Each Fund, except the ING Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. A Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The ING Strategic Allocation Funds are not subject to these restrictions. No Fund will write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

(10). A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

(11). ING Index Plus LargeCap, ING Index Plus Midcap, ING Index Plus Small Cap and the ING Strategic Allocation Funds may make short sales of Exchange Traded Funds for the purposes of hedging.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON STOCK, PREFERRED STOCKS, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations.

     Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.


     A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

     "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES

     Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

     Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts ("ADRs"), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts ("EDRs"), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts ("GDRs"), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

     Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

     Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE-RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

     Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     BRADY BONDS. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

FIXED INCOME SECURITIES

DEBT SECURITIES

     Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by Federal National Mortgage Association ("FNMA")), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

     Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A

Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

     Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

     Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

     GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). ING Investments and the Sub-Adviser each does not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

     High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by the Sub-Adviser.

     These securities include:

     (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;
     (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
     (c)  any securities convertible into any of the foregoing.

     Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset value ("NAV"). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or the Sub-Adviser seeks to identify situations in which ING Investments or the Sub-Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

     SOME OF THE RISKS ASSOCIATED WITH HIGH-YIELD BONDS INCLUDE:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may under-perform investment grade corporate bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's NAVs. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     PAYMENT EXPECTATIONS High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

     LIQUIDITY AND VALUATION RISKS Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     LIMITATIONS OF CREDIT RATINGS The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Sub-Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's

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investment objective may be more dependent on the Sub-Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE-RELATED SECURITIES

     The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "United States Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

     RISKS OF MORTGAGE RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to

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levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS -These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS -These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     Short-Term Municipal Obligations - These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

     The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

MUNICIPAL LEASE OBLIGATIONS

     Municipal Lease Obligations -These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

     STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

     Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

     U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturity and the dates of issuances. U.S. Government securities also include securities issued by instrumentalities of the U.S. Government. Securities issued by certain U.S. Government instrumentalities, such as the Government National Mortgage Association, are backed by the full faith and credit of the United States. Securities issued by other instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. Although under certain conditions certain of these authorities may borrow from the U.S. Treasury. If the Fund invests in a U.S. Government security that is not backed by the full faith and credit of the U.S., the Fund must look principally to the agency or instrumentality issuing or guaranteeing the U.S. Government Security for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the U.S. Government instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities that are not backed by the full faith and credit of the United States only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

CREDIT LINKED NOTES

     A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a high yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A Fund cannot assure that it can implement a successful strategy regarding this type of investments.

OTHER INVESTMENTS

ASSET BACKED SECURITIES (NON-MORTGAGE)

     Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

     DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

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     The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (the "Act") by the Commodity Futures Trading Commission. The Funds have claimed an exclusion from the term "commodity pool operator" under the Act and is not subject to registration or regulations under the Act.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

     Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

     When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or the Sub-Adviser's judgment concerning the general direction of interest rates is incorrect, a

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Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

     Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

     When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

     A Fund can buy and write (sell) options on futures contracts.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     FOREIGN CURRENCY OPTIONS A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

     FORWARD FOREIGN CURRENCY CONTRACTS Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

     INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

     OPTIONS ON FUTURES

     A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a

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put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

     OVER THE COUNTER OPTIONS

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

     PUT AND CALL OPTIONS A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or ING IM.

     The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a

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gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

     If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

     FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value

                                       34
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of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

     SWAP TRANSACTIONS The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or

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both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

WARRANTS

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

     Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

     Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

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     The effect of an IPO investment can have a magnified impact on the Funds'
performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

     There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

     Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

EXCHANGE TRADED FUNDS

     Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

     U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

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     The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

     Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

     The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

     Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

     Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines

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in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest in a restricted security or an illiquid security if the Adviserr or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

     Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the

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issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

SUPRANATIONAL AGENCIES

     Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

     If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

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     The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

       Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

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     In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

      Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES

     Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as SHORT SALES "AGAINST THE BOX").

     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See

"Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE POSITIONS

     A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Adviser's or the Sub-Advisers' determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

     In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

     Index Plus SmallCap Fund's portfolio turnover rate decreased from 126% to 86% in 2005. The decrease in the portfolio turnover rate was a result of the portfolio management team's efforts to identify ways to maintain performance while reducing turnover. The results were definitive and the smoothing (averaging) of ranks over multiple periods has reduced turnover without materially impacting performance.

                             DIRECTORS AND OFFICERS

MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company.


                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                POSITION(S) HELD  TERM OF OFFICE                               COMPLEX
                                   WITH EACH       AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY   OTHER BOARD MEMBERSHIPS
    NAME, ADDRESS AND AGE           COMPANY       TIME SERVED(1)   DURING THE PAST 5 YEARS    DIRECTOR(2)      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX(3)                 Director          December 1997 -  Vice Chairman and Chief        43        The Greater Hartford
7337 East Doubletree Ranch Rd.                    Present          Operating Officer, ING                   Arts Council. (July 2002
Scottsdale, Arizona  85258                                         Investment Management,                   - Present).
Age:  50                                                           LLC (Sept. 2002 -
                                                                   Present); President and
                                                                   Chief Executive Officer
                                                                   (April 2001 - Present);
                                                                   Managing Director and
                                                                   Chief Operating Officer
                                                                   ING Investment
                                                                   Management Co. (April
                                                                   1994 - April 2001).

THOMAS J. MCINERNEY(4)(5)       Director          April 2002 -     Chief Executive Officer,       203       Equitable Life Insurance
7337 East Doubletree Ranch Rd.                    Present          ING U.S. Financial                       Co., Golden American
Scottsdale, Arizona 85258                                          Services (September                      Life Insurance Co., Life
Age:  49                                                           2001- Present); General                  Insurance Company of
                                                                   Manager and Chief                        Georgia, Midwestern
                                                                   Executive Officer, ING                   United Life Insurance
                                                                   U.S. Financial Services                  Co., ReliaStar Life
                                                                   (December 2003- December                 Insurance Co., Security
                                                                   2004); Chief Executive                   Life of Denver, Security
                                                                   Officer, ING U.S.                        Connecticut Life
                                                                   Financial Services                       Insurance Co., Southland
                                                                   (September 001 -                         Life Insurance Co., USG
                                                                   December 2003); General                  Annuity and Life
                                                                   Manager and Chief                        Company, and United Life
                                                                   Executive Officer,                       and Annuity Insurance
                                                                   Worksite Financial                       Co. Inc; Ameribest Life
                                                                   Services (December 2000-                 Insurance Co. First
                                                                   Septmeber 2001).                         Columbine Life Insurance
                                                                                                            Co.; and Metro Atlanta
                                                                                                            Chamber of Commerce
                                                                                                            (January 2003 -
                                                                                                            Present).

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

DR. ALBERT E. DEPRINCE, JR.     Director          June 1998 -      Professor of Economics         43        President - Elect,
7337 East Doubletree Ranch Rd.                    Present          and Finance, Middle                      Academy of Economics and
Scottsdale, Arizona 85258                                          Tennessee State                          Finance (February 2005 -
Age:  64                                                           University (August 1991-                 Present); First
                                                                   Present); and Director,                  Vice-President, Academy
                                                                   Business and Economic                    of Economics and Finance
                                                                   Research Center (August                  (February 2004 -
                                                                   1999 - August 2002).                     February 2005); Second
                                                                                                            Vice President, Academy
                                                                                                            of Economics and Finance
                                                                                                            (February 2003 -
                                                                                                            February 2004); Academy
                                                                                                            of Economics and Finance
                                                                                                            (February 2002 -
                                                                                                            February 2003);
                                                                                                            Executive Committee,
                                                                                                            International Atlantic
                                                                                                            Economic Society
                                                                                                            (October 2002-October
                                                                                                            2005); and Tennessee Tax
                                                                                                            Structure Commission
                                                                                                            (December 2002 -
                                                                                                            December 2004).


                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                POSITION(S) HELD  TERM OF OFFICE                               COMPLEX
                                   WITH EACH       AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY   OTHER BOARD MEMBERSHIPS
    NAME, ADDRESS AND AGE           COMPANY       TIME SERVED(1)   DURING THE PAST 5 YEARS    DIRECTOR(2)      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI               Director          April 1994 -     Retired. Formerly,             43        None
7337 East Doubletree Ranch Rd.                    Present          Attorney, New York City
Scottsdale, Arizona 85258                                          Department of Mental
Age:  62                                                           Health (June 1973 -
                                                                   October 2002) and
                                                                   Associate Commissioner
                                                                   (1995 - 2002).

SIDNEY KOCH                     Chairman and      April 1994 -     Self-Employed Consultant       43        Northwest Center for the
7337 East Doubletree Ranch Rd.  Director          Present          (January 1993 -                          Arts, Torrington, CT.
Scottsdale, Arizona 85258                                          Present).
Age:  70

DR. CORINE T. NORGAARD          Director          June 1991-       President, Thompson            43        Mass Mutual Corporate
7337 East Doubletree Ranch Rd.                    Present          Enterprises (October                     and Participation
Scottsdale, Arizona 85258                                          2004 - Present).                         Investors (April 1997 -
Age:  68                                                           Formerly, Dean of the                    Present); Advest Trust
                                                                   Barney School of                         Company (1998 -
                                                                   Business, University of                  Present); Connecticut
                                                                   Hartford (August 1996 -                  Health Foundation (2002
                                                                   June 2004).                              - Present).

EDWARD T. O'DELL                Director          June 2002 -      Retired. Formerly,             43        None
7337 East Doubletree Ranch Rd.                    Present          Partner of Goodwin
Scottsdale, Arizona 85258                                          Procter LLP (June 1966 -
Age:  69                                                           September 2000).

JOSEPH E. OBERMEYER             Director          January 2003 -   President, Obermeyer &         43        None
7337 East Doubletree Ranch Rd.                    Present          Associates, Inc.
Scottsdale, Arizona 85258                                          (November 1999 -
Age:  47                                                           Present).

     (1)  Directors serve until their successors are duly elected and qualified.
     (2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
     (3) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC.

     (4) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING Groep, N.V. the parent company of the investment adviser, ING Investments, LLC and the distributor, ING Funds Distributor, LLC.

     (5) Mr. McInerney is also a director of the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, and ING Partners, Inc. therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS

Information about the Company's officers are set forth in the table below:


                                POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE           COMPANY                    OF TIME SERVED (1)         FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY               President, Chief           March 2002- Present        President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd.  Executive                                             Investments, LLC (2) (December - Present).
Scottsdale, Arizona 85258       Officer and Chief                                     Formerly, Senior Executive Vice President
Age:  56                        Operating                                             and Chief Operating Officer, ING
                                Officer                                               Investments, LLC (2) (April 1995 - December
                                                                                      2000); and Executive Vice President, ING
                                                                                      Investments, LLC (2) (May 1998 - June 2000).

MICHAEL J. ROLAND               Executive Vice President   April 2002- Present        Executive Vice President (December 2001 -
7337 East Doubletree Ranch Rd.                                                        Present) and Chief Compliance Officer
Scottsdale, Arizona 85258                                                             (October 2004 - Present), ING Investments,
Age:  46                                                                              LLC (2). Formerly, Chief Financial Officer
                                                                                      and Treasurer, ING Investments, LLC (2)
                                                                                      (December 2001 - March 2005); Senior Vice
                                                                                      President, ING Investments, LLC (2) (June
                                                                                      1998 - December 2001).

STANLEY D. VYNER                Executive Vice President   March 2002- Present        Executive Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                        LLC (2) (July 2000 - Present) and Chief
Scottsdale, Arizona 85258                                                             Investment Risk Officer (January 2003 -
Age:  54                                                                              Present); Formerly, Chief Investment Officer
                                                                                      of the International Portfolios, ING
                                                                                      Investments, LLC (2) (August 2000 - January
                                                                                      2003); and, Chief Executive Officer, ING
                                                                                      Investments, LLC (2) (August 1996 - August
                                                                                      2000).

JOSEPH M. O'DONNELL             Chief Compliance Officer   November 2004 - Present    Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                        (November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                             President, Chief Legal Counsel, Chief
Age:  50                                                                              Compliance Officer and Secretary of Atlas
                                                                                      Securities, Inc., Atlas Advisers, Inc. and
                                                                                      Atlas Funds (October 2001 - October 2004);
                                                                                      and Chief Operating Officer and General
                                                                                      Counsel of Matthews International Capital
                                                                                      Management LLC and Vice President and
                                                                                      Secretary of Matthews International Funds
                                                                                      (August 1999 - May 2001).

ROBERT S. NAKA                  Senior Vice President and  February 2002- Present     Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.  Assistant Secretary                                   Secretary, ING Funds Services, LLC, (3)
Scottsdale, Arizona 85258                                                             (October 2001 - Present). Formerly, Senior
Age:  41                                                                              Vice President, ING Fund Services, LLC (3)
                                                                                      (August 1999 - October 2001).

TODD MODIC                      Senior Vice President,     March 2005 - Present       Senior Vice President, ING Funds Services
7337 East Doubletree Ranch Rd.  Chief/Principal                                       (3) (April 2005 - Present). Formerly, Vice
Scottsdale, Arizona 85258       Financial Officer                                     President, ING Funds Services, LLC (3)
Age:  37                                                                              (September 2002 - March 2005); Director of
                                                                                      Financial Reporting, ING Investments, LLC
                                                                                      (2) (March 2001 - September 2002) and
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000 - January
                                                                                      2001).

KIMBERLY A. ANDERSON            Senior Vice President      December 2003- Present     Senior Vice President, ING Investments, LLC
7337 East Doubletree Ranch Rd.                                                        (2) (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                             President and Assistant Secretary, ING
Age:  40                                                                              Investments, LLC (2) (October 2001 - October
                                                                                      2003); Assistant Vice President, ING Funds
                                                                                      Services, LLC (3) (November 1999 - January
                                                                                      2001).

THERESA K. KELETY               Secretary                  September 2003- Present    Counsel, ING U.S. Legal Services (April 2003
7337 E.ast Doubletree Ranch Rd.                                                       - Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                             Shearman & Sterling (February 2000 - April
Age:  42                                                                              2003).

                                POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE           COMPANY                    OF TIME SERVED (1)         FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV                Vice President and         March 2002 - Present       Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.  Treasurer                                             (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                             Investments, LLC (2) (August 1997 -
Age:  37                                                                              Present).

LAUREN D. BENSINGER             Vice President             March 2003- Present        Vice President, and Chief Compliance
7337 East Doubletree Ranch Rd.                                                        Officer, ING Funds Distributor, LLC (4)
Scottsdale, Arizona 85258                                                             (July 1995 - Present); and Vice President,
Age:  51                                                                              ING Investments, LLC (2) (February 1996 -
                                                                                      Present); Formerly, Chief Compliance
                                                                                      Officer, ING Investments, LLC (2) (October
                                                                                      2001 - October 2004).

MARIA M. ANDERSON               Vice President             September 2004 - Present   Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.                                                        (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Assistant Vice President, ING Funds
Age:  46                                                                              Services, LLC (3) (October 2001 - September
                                                                                      2004); and Manager of Fund Accounting and
                                                                                      Fund Compliance, ING Investments, LLC (2)
                                                                                      (September 1999 - October 2001).

MARY GASTON                     Vice President             March 2005 - Present       Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.                                                        (April 2005 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                             Vice President, Financial Reporting, ING
Age:  39                                                                              Investments, LLC (2) (April 2004 - April
                                                                                      2005); Manager, Financial Reporting, ING
                                                                                      Investments, LLC (2) (August 2002 - April
                                                                                      2004); and Controller, Z Seven Fund, Inc.
                                                                                      and Ziskin Asset Management, Inc. (January
                                                                                      2000 - March 2002).

SUSAN KINENS                    Assistant Vice President   March 2003- Present        Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                        Services, LLC (3) (December 2002 - Present);
Scottsdale, Arizona 85258                                                             and has held various other positions with
Age:  28                                                                              ING Funds Services, LLC for more than the
                                                                                      last five years.

KIMBERLY K. PALMER              Assistant Vice President   September 2004 - Present   Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                        Services, LLC (3) (August 2004 - Present).
Scottsdale, Arizona 85258                                                             Formerly, Manager, Registration Statements,
Age:  47                                                                              ING Funds Services, LLC (3) (May 2003 -
                                                                                      August 2004); Associate Partner, AMVESCAP
                                                                                      PLC (October 2000 - May 2003); and Director
                                                                                      of Federal Filings and Blue Sky Filings,
                                                                                      INVESCO Funds Group, Inc. (March 1994 - May
                                                                                      2003).

HUEY P. FALGOUT, JR.            Assistant Secretary        September 2003- Present    Chief Counsel, ING U.S. Legal Services
7337 East Doubletree Ranch Rd.                                                        (September 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Counsel ING U.S. Legal Services (November
Age:  41                                                                              2002 - September 2003); and Associate
                                                                                      General Counsel, AIG American General
                                                                                      (January 1999 - November 2002).

ROBIN R. NESBITT                Assistant Secretary        September 2004 - Present   Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                        Services, LLC (3) (August 2003 - Present).
Scottsdale, Arizona 85258                                                             Formerly, Senior Legal Analyst, ING Funds
Age:  31                                                                              Services, LLC (3) (August 2002 - August
                                                                                      2003); Associate, PricewaterhouseCoopers
                                                                                      (January 2001 - August 2001); and Paralegal,
                                                                                      McManis, Faulkner & Morgan (May 2000 -
                                                                                      December 2000).

     (1) The officers hold office until the next annual meeting of Trustees and until their successors shall have been elected and qualified.
     (2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
     (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
     (4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD OF DIRECTORS

     The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

     FREQUENCY

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMMITTEES

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of each Fund to review the scope of the Funds' audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee operates pursuant to a charter approved by the Board. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Dr. Norgaard currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2005.

     The Board has formed a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contracts Committee operates pursuant to a charter approved by the Board. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Committee. The Contract Committee held six (6) meetings during the fiscal year ended May 31, 2005.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee operates pursuant to a charter approved by the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee has in place a policy by which it will consider nominees by shareholders. Shareholders wishing to submit a nomination for a director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund) in writing to the Nominating Committee, c/o the Secretary of Funds, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended May 31, 2005.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Compliance Committee operates pursuant to a charter approved by the Board. The Valuation Committee currently operates pursuant to a charter approved by the Board. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended May 31, 2005.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson of the Committee and Mr. O'Dell currently serves as Vice Chairperson. The Committee meets as needed. The Compliance Committee held three
(3) meetings during the fiscal year ended May 31, 2005.

DIRECTOR OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2004 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).



                                                                                                             AGGREGATE DOLLAR
                                                                                                           RANGE OF SECURITIES IN
                                                                                                               ALL REGISTERED
                                                                 ING STRATEGIC                              INVESTMENT COMPANIES
                             INDEX PLUS  INDEX PLUS   INDEX PLUS   ALLOCATION  ING STRATEGIC ING STRATEGIC  OVERSEEN BY DIRECTOR
  NAME OF      ING BALANCED   LARGECAP     MIDCAP      SMALLCAP     BALANCED     ALLOCATION    ALLOCATION       IN FAMILY OF
  DIRECTOR         FUND        FUND        FUND         FUND         FUND        GROWTH FUND   INCOME FUND   INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Dr. Albert          None        Over        Over        Over
E. DePrince, Jr.             $100,000(1) $100,000(1) $100,000(1)     None           None       None          Over $100,000(1)

MARIA T.                        Over
FIGHETTI            NONE      $100,000      None        None         None           None       None          Over $100,000(1)

Sidney Koch         None     $1-10,000      None        None         None           None       None             $1-10,000

Edward T.                       Over      $50,001-    $50,001-
O'Dell              None      $100,000    100,000(1)  100,000(1)     None           None       None          Over $100,000(1)

Joseph E.                                  $10,001
Obermeyer           None        None       -50,000      None         None           None       None          $50,000-100,000

Dr. Corine          None        None        None        None         None           None       None           Over $100,000
T. Norgaard

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX        None       $50,001     $50,001
                              -100,000    -100,000      None         None           None       None           Over $100,000

THOMAS              None       $50,001     $10,001
MCINERNEY                     -100,000     -50,000      None         None           None       None           Over $100,000

     (1)  Held in a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2004.

                             NAME OF OWNERS
                            AND RELATIONSHIP                                VALUE OF    PERCENTAGE OF
  NAME OF DIRECTOR            TO DIRECTOR        COMPANY   TITLE OF CLASS   SECURITIES      CLASS
-----------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            N/A            N/A          N/A           $  ---         N/A

Maria T. Fighetti                  N/A            N/A          N/A           $  ---         N/A

Sidney Koch                        N/A            N/A          N/A           $  ---         N/A

Corine T. Norgaard                 N/A            N/A          N/A           $  ---         N/A

Edward T. O'Dell                   N/A            N/A          N/A           $  ---         N/A

Joseph Obermeyer                   N/A            N/A          N/A           $  ---         N/A

COMPENSATION OF DIRECTORS

     During the fiscal year of the Funds ended May 31, 2005, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended May 31, 2005, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                        PENSION OR
                                                                        RETIREMENT       TOTAL COMPENSATION FROM
                                                      AGGREGATE       BENEFITS ACCRUED     THE COMPANY AND FUND
      NAME OF PERSON                              COMPENSATION FROM   AS PART OF FUND        COMPLEX PAID TO
         POSITION                                    THE COMPANY         EXPENSES(1)             DIRECTORS
----------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.(2)                            $   15,714           N/A                 $   154,500
Director

Maria T. Fighetti*                                    $   14,433           N/A                 $   142,000
Director, Former Chairperson Audit Committee(2)

Sidney Koch                                           $   16,995           N/A                 $   167,000
Director, Chairman Contract Committee

Corine Norgaard                                       $   16,483           N/A                 $   162,000
Director, Chairperson Audit Committee

Joseph E. Obermeyer(2)                                $   14,946           N/A                 $   147,000
Director

Edward T. O'Dell(2)                                   $   14,242           N/A                 $   139,500
Director

     (1) The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

     (2) During the fiscal year ended May 31, 2005, Ms. Fighetti, Dr. DePrince and Mr. Obermeyer deferred $30,000, $70,937 and $29,400, respectively, of their compensation from the Fund Complex.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of September 1, 2005, no person owned beneficially or of-record more than 25% of the Class O shares of any of the ING Funds. As of September 1, 2005, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds. As of that date, to the knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding Class O shares of the ING Funds.

                               INVESTMENT ADVISER

     The investment adviser for the Funds is ING Investments, LLC ("Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers, (each a "Sub-Adviser" and collectively, "Sub-Advisers"): ING Investment Management Co. ("ING IM") as Sub-Adviser to all the Funds. The Adviser and ING IM are direct, wholly owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE:
ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as Adviser to all the Funds.

     The Adviser serves pursuant to an Investment Management Agreement between the Adviser and the Company, on behalf of the Funds. The Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Adviser has delegated certain management responsibilities to ING IM and BlackRock. The Adviser oversees the investment management of each Sub-Adviser for the Funds.

     The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

     After an initial term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940
Act) of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.


     The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

                                  ADVISER FEES

     The Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Fund pays the Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

FUND                                        ADVISORY FEE
----                                        ------------
Balanced                        0.800%      Of the first $500 million of the Fund's average daily net assets,
                                0.750%      Of the next $500 million of the Fund's average daily net assets,
                                0.700%      Of the next $1 billion of the Fund's average daily net assets, and
                                0.650%      Of the Fund's average daily net assets in excess of $2 billion

Index Plus LargeCap             0.450%      Of the first $500 million of the Fund's average daily net assets,
                                0.425%      Of the next $250 million of the Fund's average daily net assets,

FUND                                        ADVISORY FEE
----                                        ------------
                                0.400%      Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.375%      Of the Fund's average daily net assets in excess of $2 billion

Index Plus MidCap               0.450%      Of the first $500 million of the Fund's average daily net assets,
                                0.425%      Of the next $250 million of the Fund's average daily net assets,
                                0.400%      Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.375%      Of the Fund's average daily net assets in excess of $2 billion

Index Plus SmallCap             0.450%      Of the first $500 million of the Fund's average daily net assets,
                                0.425%      Of the next $250 million of the Fund's average daily net assets,
                                0.400%      Of the next $1.25 billion of the Fund's average daily net assets, and
                                0.375%      Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation Balanced   0.800%      Of the first $500 million of the Fund's average daily net assets,
                                0.775%      Of the next $500 million of the Fund's average daily net assets,
                                0.750%      Of the next $500 million of the Fund's average daily net assets,
                                0.725%      Of the next $500 million of the Fund's average daily net assets, and
                                0.700%      Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation Growth     0.800%      Of the first $500 million of the Fund's average daily net assets,
                                0.775%      Of the next $500 million of the Fund's average daily net assets,
                                0.750%      Of the next $500 million of the Fund's average daily net assets,
                                0.725%      Of the next $500 million of the Fund's average daily net assets, and
                                0.700%      Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation Income     0.800%      Of the first $500 million of the Fund's average daily net assets,
                                0.775%      Of the next $500 million of the Fund's average daily net assets,
                                0.750%      Of the next $500 million of the Fund's average daily net assets,
                                0.725%      Of the next $500 million of the Fund's average daily net assets, and
                                0.700%      Of the Fund's average daily net assets in excess of $2 billion

     The following charts set forth the total amounts the Funds paid to the Adviser for the last three fiscal years:

TOTAL ADVISORY FEES PAID BY THE FUNDS

     For the fiscal year ended May 31, 2005, investment advisory fees paid to the Adviser were as follows:

                                    TOTAL                    NET ADVISORY
FUND                            ADVISORY FEES     WAIVER      FEES PAID
-----------------------------   -------------   ----------   ------------
Balanced                         $ 1,027,344    $       --   $ 1,027,344
Index Plus LargeCap              $ 2,126,710    $       --   $ 2,126,710
Index Plus MidCap                $ 1,078,505    $   26,080   $ 1,104,585
Index Plus SmallCap              $   433,482    $ (112,663)  $   320,819
Strategic Allocation Balanced    $   767,136    $  (87,617)  $   679,519
Strategic Allocation Growth      $   600,395    $ (105,050)  $   495,345
Strategic Allocation Income      $   350,915    $  (94,489)  $   256,426

     For the fiscal year ended May 31, 2004, investment advisory fees paid to the Adviser were as follows:

                                    TOTAL                    NET ADVISORY
FUND                            ADVISORY FEES     WAIVER      FEES PAID
-----------------------------   -------------   ----------   ------------
Balanced                         $    993,017   $        0   %   993,017
Index Plus LargeCap              $  2,120,485   $  (44,980)  $ 2,165,465
Index Plus MidCap                $    635,797   $  156,488   $   479,309
Index Plus SmallCap              $    235,352   $  213,242   $    22,110
Strategic Allocation Growth      $    589,331   $   97,175   $   492,156
Strategic Allocation Balanced    $    757,153   $  127,701   $   629,452
Strategic Allocation Income      $    404,938   $  138,287   $   266,651

     For the fiscal year ended May 31, 2003, investment advisory fees paid to the Adviser were as follows:

                                    TOTAL                    NET ADVISORY
FUND                            ADVISORY FEES     WAIVER      FEES PAID
-----------------------------   -------------   ----------   ------------
Balanced                         $    873,838   $        0   $   873,838
Index Plus LargeCap              $  1,545,868   $   46,614   $ 1,499,254
Index Plus MidCap                $    273,680   $  235,200   $    38,480
Index Plus SmallCap              $     78,745   $  243,796   $  (165,051)
Strategic Allocation Balanced    $    395,755   $  194,782   $   200,973
Strategic Allocation Growth      $    554,782   $  206,955   $   347,827
Strategic Allocation Income      $    323,795   $  204,836   $   118,959

                             SUB-ADVISORY AGREEMENTS

     The Investment Management Agreement for the Funds provides that the Adviser, with the approval of a Company's Board, may select and employ Advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the sub-advisers, executive salaries and expenses of the Directors and officers of a Company who are employees of the Adviser or its affiliates and office rent of a Fund. Each sub-adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Adviser or either Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of the Company and Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, after an initial term through, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     Pursuant to the Sub-Advisory Agreement between the Adviser and ING IM, ING IM acts as Sub-Adviser to all the Funds. In this capacity, ING IM, subject to the supervision and control of the Adviser and the Board manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. ING IM's principal address is 230 Park Avenue, New York 10169. ING IM is a wholly owned subsidiary of ING Groep N.V.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice.

     For the following Funds, as compensation to each Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

          FUND                  SUB-ADVISORY FEE(1)                                ASSETS
---------------------------     -------------------  --------------------------------------------------------------------
Balanced                             0.360%          Of the first $500 million of the Fund's average daily net assets,
                                     0.338%          Of the next $500 million of the Fund's average daily net assets,
                                     0.315%          Of the next $1 billion of the Fund's average daily net assets, and
                                     0.293%          Of the Fund's average daily net assets in excess of $2 billion

Index Plus LargeCap                  0.203%           Of the first $500 million of the Fund's average daily net assets,
                                     0.191%           Of the next $250 million of the Fund's average daily net assets,
                                     0.180%           Of the next $1.25 billion of the Fund's average daily net assets, and
                                     0.169%           Of the Fund's average daily net assets in excess of $2 billion

Index Plus MidCap                    0.203%           Of the first $500 million of the Fund's average daily net assets,
                                     0.191%           Of the next $250 million of the Fund's average daily net assets,
                                     0.180%           Of the next $1.25 billion of the Fund's average daily net assets, and
                                     0.169%           Of the Fund's average daily net assets in excess of $2 billion

Index Plus SmallCap                  0.203%           Of the first $500 million of the Fund's average daily net assets,
                                     0.191%           Of the next $250 million of the Fund's average daily net assets,
                                     0.180%           Of the next $1.25 billion of the Fund's average daily net assets, and
                                     0.169%           Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation                 0.360%           Of the first $500 million of the Fund's average daily net assets,
Balanced Fund
                                     0.349%           Of the next $500 million of the Fund's average daily net assets,
                                     0.338%           Of the next $500 million of the Fund's average daily net assets,
                                     0.326%           Of the next $500 million of the Fund's average daily net assets, and
                                     0.315%           Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation                 0.360%           Of the first $500 million of the Fund's average daily net assets,
Growth Fund

            FUND                SUB-ADVISORY FEE(1)                                ASSETS
---------------------------     -------------------  --------------------------------------------------------------------
                                     0.349%          Of the next $500 million of the Fund's average daily net assets,
                                     0.338%          Of the next $500 million of the Fund's average daily net assets,
                                     0.326%          Of the next $500 million of the Fund's average daily net assets, and
                                     0.315%          Of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation                 0.360%          Of the first $500 million of the Fund's average daily net assets,
Income Fund
                                     0.349%          Of the next $500 million of the Fund's average daily net assets,
                                     0.338%          Of the next $500 million of the Fund's average daily net assets,
                                     0.326%          Of the next $500 million of the Fund's average daily net assets, and
                                     0.315%          Of the Fund's average daily net assets in excess of $2 billion

     (1)  As a percentage of average net assets

     The following chars set forth the total amounts the Adviser paid to the Sub-Advisers for the last three fiscal years:

TOTAL SUB-ADVISORY FEES PAID BY THE ADVISER

         For the fiscal year ended May 31, 2005, the Adviser paid ING IM as Sub-Adviser the following:

             FUND                                         SUB-ADVISORY FEES PAID
             ----                                         ----------------------
             ING Balanced                                      $   462,304
             ING Index Plus LargeCap                           $   957,017
             ING Index Plus MidCap                             $   485,327
             ING Index Plus SmallCap                           $   195,067
             ING Strategic Allocation Balanced                 $   345,211
             INC Strategic Allocation Growth                   $   270,177
             INC Strategic Allocation Income                   $   157,911

     For the fiscal year ended May 31, 2004, the Adviser paid ING IM as Sub-Adviser the following:

             FUND                                         SUB-ADVISORY FEES PAID
             ----                                         ----------------------
             ING Balanced                                      $   446,858
             ING Index Plus LargeCap                           $   954,241
             ING Index Plus MidCap                             $   286,109
             ING Index Plus SmallCap                           $   105,908
             ING Strategic Allocation Balanced                 $   265,199
             INC Strategic Allocation Growth                   $   340,719
             INC Strategic Allocation Income                   $   182,222

     For the fiscal year ended May 31, 2003, the Adviser paid ING IM as Sub-Adviser the following:

             FUND                                         SUB-ADVISORY FEES PAID
             ----                                         ----------------------
             ING Balanced                                      $   393,227
             ING Index Plus LargeCap                           $   695,638
             ING Index Plus MidCap                             $   123,155
             ING Index Plus SmallCap                           $    35,435
             ING Strategic Allocation Balanced                 $   178,090
             INC Strategic Allocation Growth                   $   249,652
             INC Strategic Allocation Income                   $   145,708

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of May 31, 2005.


                        REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                           COMPANIES                         VEHICLES                         OTHER ACCTS
                    ----------------------------    ----------------------------     ------------------------------
                     NUMBER                          NUMBER                           NUMBER
   PORTFOLIO          OF                               OF                               OF
    MANAGER         ACCOUNTS      TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------    --------    -----------------   --------   -----------------     --------    ------------------
Douglas Cote           52       $  11,583,269,926        18    $  3,337,073,432        53         $  4,026,157,871
Mary Ann               45       $   7,478,001,384         0                 N/A         0                      N/A
Fernandez
James Kauffmann        50       $   7,485,038,089        15    $  1,816,829,588        26(1)      $  7,632,807,929
Shiv Mehta             45       $   7,478,001,384         0                 N/A         0                      N/A
Hugh Whelan            52       $   11583,269,926        18    $  3,337,073,432        53(2)      $  4,026,157,871


     (1) One of these accounts with total assets of $159,525,132 has an advisory fee that is also based on the performance of the account.

     (2) Five of these accounts with total assets of $658,667,330 have advisory fees that are also based on the performance of the accounts.

COMPENSATION

ING BALANCED FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND, AND ING STRATEGIC ALLOCATION INCOME FUND

     For Douglas Cote, Mary Ann Fernandez, James B. Kauffman, Shiv Mehta, and Hugh T. M. Whelan,, the portfolio managers (each, a "Portfolio Manager" and collectively, the "Portfolio Managers") of the Funds listed above, compensation consists of (a) fixed base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     The Portfolio Managers for the Funds listed above are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the S&P 500 Index and LBAB Index for Mr. Whelan, Mr. Kauffmann, Ms. Fernandez and Mr. Mehta as Portfolio Managers for ING Balanced

Fund; the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap
600 Index for Mr. Whelan and Mr. Cote as Portfolio Managers for ING Index Plus LargeCap, ING Plus MidCap and ING Index Plus SmallCap Funds; and the Strategic Allocation Balanced Composite, the Strategic Allocation Growth Composite and the Strategic Allocation Income Composite for Ms. Fernandez and Mr. Mehta as Portfolio Managers for the ING Strategic Allocation Balanced, ING Strategic Allocation Growth and the ING Strategic Allocation Income Funds, respectively (these composites are comprised of the Russell 3000 (R) Index, MSCI EAFE(R) Index and the LBAB Index)) and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by each team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio Managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.


OWNERSHIP OF SECURITIES



     The following table shows the dollar range of shares of the Fund owned by each team member as of May 31, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


                                                         DOLLAR RANGE OF FUND SHARES
         PORTFOLIO MANAGER           FUND                          OWNED
-------------------------------------------------------------------------------------
Douglas Cote                         Index Plus LargeCap          $  78,068
                                     Index Plus MidCap            $ 145,508
                                     Index Plus SmallCap          $  12,492
Mary Ann Fernandez                   N/A                          $       0
James Kauffmann                      N/A                          $       0
Scott Lewis                          N/A                          $       0
Shiv Mehta                           N/A                          $       0
Hugh Whelan                          N/A                          $       0
                                     N/A                          $       0

                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

     The Funds are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, each Fund posts their portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the last day of the preceding quarter-end (e.G., each Fund will post the quarter-ending June 30 holdings on August 1).

     The Funds also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual reports, or view on ING's website, the Funds' portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, the Funds may provide their portfolio holdings to certain unaffiliated third parties and affiliates when the Funds have a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided. Specifically, the Funds' disclosure of its portfolio holdings may include disclosure:

     - To the Funds' independent registered public accounting firm, named herein, for use in providing audit opinions;

     - To financial printers for the purpose of preparing Fund regulatory filings;

     -    For the purpose of due diligence regarding a merger or acquisition;

     - To a new adviser or sub-adviser prior to the commencement of its management of the Funds;

     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more data from the Funds than is posted on the Funds' website;

     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Funds;

     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Funds; or

     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's Adviser, Sub-Adviser, principal underwriter or any affiliated person of a Fund, its Adviser, or its principal underwriter, on the other. Such Policies authorize the Funds' administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Funds' Administrator to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of the Policies.

     Each Fund has the following ongoing arrangements with certain third parties to provide the Funds' portfolio holdings:

                                                                         TIME LAG BETWEEN
                                                                        DATE OF INFORMATION
                                                                        AND DATE INFORMATION
PARTY                            PURPOSE              FREQUENCY              RELEASED
--------------------------------------------------------------------------------------------
Institutional Shareholder    Proxy Voting               Daily                   None
Services, Inc.               & Class Action
                             Services

Charles River Development    Compliance                 Daily                   None

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Funds and their shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board also approved the Adviser's proxy procedures, which require the Adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                                  ADMINISTRATOR

     ING Funds Services, LLC ("Administrator") serves as administrator for the Funds pursuant to various Administration Agreements with the Company. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Adviser under the Investment Management Agreements, the Sub-Advisers under the Sub-Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for monitoring the Funds in compliance with applicable legal requirements and investment policies and restrictions of the Funds. The Administrator is an affiliate of the Adviser.

                   TOTAL ADMINISTRATIVE FEES PAID BY THE FUNDS

     For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets. Administrative fees paid by the Funds are as follows:

     For the fiscal year ended May 31, 2005, administrative service fees were paid to the Adviser as follows:

                                          TOTAL ADMINISTRATIVE                                 NET ADMINISTRATIVE
FUND                                         SERVICES FEES         ADMINISTRATOR WAIVER        SERVICES FEES PAID
-----                                     --------------------     --------------------        ------------------
Balanced                                      $  102,735                  $  ---                   $  102,735
Index Plus LargeCap                           $  378,084                  $  ---                   $  378,084
Index Plus MidCap                             $  191,736                  $  ---                   $  191,736
Index Plus SmallCap                           $   77,064                  $  ---                   $   77,064
ING Strategic Allocation Balanced             $   76,714                  $  ---                   $   76,714
INC Strategic Allocation Growth               $   60,040                  $  ---                   $   60,040
INC Strategic Allocation Income               $   35,092                  $  ---                   $   35,092

     For the fiscal year ended May 31, 2004, administrative service fees were paid to ING Funds Services, LLC, as follows:

                                          TOTAL ADMINISTRATIVE                                 NET ADMINISTRATIVE
FUND                                         SERVICES FEES         ADMINISTRATOR WAIVER        SERVICES FEES PAID
-----                                     --------------------     --------------------        ------------------
Balanced                                      $   99,302                  $  ---                   $   99,302
Index Plus LargeCap                           $  377,351                  $  ---                   $  377,351
Index Plus MidCap                             $  113,031                  $  ---                   $  113,031
Index Plus SmallCap                           $   41,840                  $  ---                   $   41,840
ING Strategic Allocation Balanced             $   75,716                  $  ---                   $   75,716
INC Strategic Allocation Growth               $   58,933                  $  ---                   $   58,933
INC Strategic Allocation Income               $   40,494                  $  ---                   $   40,494

     For the fiscal year ended May 31, 2003, administrative service fees were paid to ING Funds Services, LLC as follows:

                                          TOTAL ADMINISTRATIVE                                 NET ADMINISTRATIVE
FUND                                         SERVICES FEES         ADMINISTRATOR WAIVER        SERVICES FEES PAID
-----                                        -------------         --------------------        ------------------
Balanced                                        $   87,384                  $  ---                   $   87,384
Index Plus LargeCap                             $  274,820                  $  ---                   $  274,820
Index Plus MidCap                               $   48,655                  $  ---                   $   48,655
Index Plus SmallCap                             $   13,999                  $  ---                   $   13,999
ING Strategic Allocation Balanced               $   55,478                  $  ---                   $   55,478
INC Strategic Allocation Growth                 $   39,575                  $  ---                   $   39,575
INC Strategic Allocation Income                 $   32,380                  $  ---                   $   32,380

                          EXPENSE LIMITATION AGREEMENTS

     The Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Funds which exclude interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Funds' business, and expenses of any counsel or other persons or services retained by the Funds' Directors who are not "interested persons" (as defined in the 1940
Act) of the Adviser do not exceed:

               FUND                                EXPENSE LIMIT
               ----                                -------------
               Balanced                                  N/A
               Index Plus LargeCap                      0.95
               Index Plus MidCap                        1.00
               Index Plus SmallCap                      1.00
               ING Strategic Allocation                 1.20
               INC Strategic Allocation Growth          1.25
               INC Strategic Allocation Income          1.15

     Each Fund set forth above may at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitations are contractual and, after an initial term, automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Fund at least ninety (90) days prior to the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by a Fund, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days of the end of the then-current term for a Fund.

               FUND                                            TERMINATION DATE
               ----                                            ----------------
               Balanced Fund                                         N/A

               Index Plus LargeCap                             October 1, 2006

               Index Plus MidCap                               October 1, 2006

               Index Plus SmallCap                             October 1, 2006

               Strategic Allocation Balanced                   October 1, 2006

               Strategic Allocation Growth                     October 1, 2006

               Strategic Allocation Income                     October 1, 2006

                                   DISTRIBUTOR

     Shares of the Funds are distributed by ING Funds Distributor, LLC ("Distributor") pursuant to an underwriting agreement between the Company on behalf of the Funds and the Distributor ("Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended ("1933 Act"). After an initial term, the Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the NAV of the Funds. The Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an affiliate of the Adviser and an indirect wholly-owned subsidiary of ING Groep.



     For the fiscal year ended May 31, 2005, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

               FUND                                     TOTAL UNDERWRITING FEES
               ----                                     -----------------------
               Balanced                                       $    395,530
               Index Plus LargeCap                            $  1,266,629
               Index Plus MidCap                              $    799,602
               Index Plus SmallCap                            $    352,390
               ING Strategic Allocation Balanced              $    220,035
               INC Strategic Allocation Growth                $    170,056
               INC Strategic Allocation Income                $     98,862

     For the fiscal year ended May 31, 2004, fees were paid to the Distributor as follows:

               FUND                                     TOTAL UNDERWRITING FEES
               ----                                     -----------------------
               Balanced                                       $   277,575
               Index Plus LargeCap                            $ 1,090,515
               Index Plus MidCap                              $   469,142
               Index Plus SmallCap                            $   196,817
               ING Strategic Allocation Balanced              $   161,223
               INC Strategic Allocation Growth                $   126,447
               INC Strategic Allocation Income                $    88,803

     For the fiscal year ended May 31, 2003, fees were paid to the Distributor as follows:

               FUND                                     TOTAL UNDERWRITING FEES
               ----                                     -----------------------
               Balanced                                       $  170,144
               Index Plus LargeCap                            $  784,739
               Index Plus MidCap                              $  184,373
               Index Plus SmallCap                            $   67,612
               ING Strategic Allocation Balanced              $   97,296
               INC Strategic Allocation Growth                $   73,416
               INC Strategic Allocation Income                $   64,087

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Fund's during the Fund's most recent fiscal year.

                                                           COMPENSATION ON
                                                           REDEMPTIONS AND
                       NAME OF        NET UNDERWRITING      REPURCHASES
                      PRINCIPAL        DISCOUNTS AND        (FOR CLASS O         BROKERAGE          OTHER
      FUND           UNDERWRITER        COMMISSIONS           SHARES)           COMMISSIONS      COMPENSATION
-------------------------------------------------------------------------------------------------------------
Balanced              ING Funds         $  10,662               2,022           $     461            N/A
                   Distributor, LLC

Index Plus            ING Funds         $  16,767            $ 13,193           $   1,236            N/A
LargeCap           Distributor, LLC

Index Plus MidCap     ING Funds         $  17,920            $  4,708           $   1,817            N/A
                   Distributor, LLC

Index Plus            ING Funds         $  11,837            $  2,239           $     929            N/A
SmallCap           Distributor, LLC

Strategic             ING Funds         $   4,670            $     10           $     111            N/A
Allocation         Distributor, LLC
Balanced

Strategic             ING Funds         $   2,417            $    430           $       0            N/A
Allocation Growth  Distributor, LLC

Strategic             ING Funds         $     662            $  1,098           $     228            N/A
Allocation Income  Distributor, LLC

     (1)   Negative commission would be due to corrective processing.

                               RULE 12(b)-1 PLANS

     Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, ING Funds Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by ING Funds Distributor to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and services expenses actually incurred.

     ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

     The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

     In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by ING Funds Distributor, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs. In this regard, the Board considered organizational and personnel changes at ING IM during the past year that are expected to enhance the quality of its investment operations.

     Total expenses incurred by the Distributor for the costs of promotion and distribution for the following Funds paid to ING Funds Distributor, LLC for the year ended May 31, 2005 were as follows:


                      DISTRIBUTION EXPENSES              CLASS O
                -----------------------------------     ----------
                              BALANCED
                Advertising                             $      251
                Printing                                $    4,621
                Salaries & Commissions                  $   13,508
                Broker Servicing                        $   57,286
                Miscellaneous                           $   16,842
                Total                                   $   92,508

                        INDEX PLUS LARGECAP
                Advertising                             $      798
                Printing                                $   15,139
                Salaries & Commissions                  $   44,815
                Broker Servicing                        $  180,529
                Miscellaneous                           $   39,678
                Total                                   $  280,959

                         INDEX PLUS MIDCAP
                Advertising                             $      684
                Printing                                $   12,850
                Salaries & Commissions                  $   39,420
                Broker Servicing                        $  122,969
                Miscellaneous                           $   51,905
                Total                                   $  227,828

                        INDEX PLUS SMALLCAP
                Advertising                             $      729
                Printing                                $   14,229
                Salaries & Commissions                  $   42,599
                Broker Servicing                        $  113,423
                Miscellaneous                           $   50,289
                Total                                   $  221,269

     Class O shares for Strategic Allocation Balanced Fund, Strategic Allocation Growth Fund and Strategic Allocation Income Fund had not commenced operations as of the date of this SAI and therefore had not incurred any distribution expenses.

                        PURCHASE AND REDEMPTION OF SHARES

     Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

     Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

     Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Funds. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

     If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

     Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

     A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

     Subject to the supervision of the Board, ING IM has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is ING IM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. ING IM may also consider the sale of shares of the Funds and of other investment companies advised by ING IM as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to ING IM's duty to obtain best execution.

     ING IM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. ING IM considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING IM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, the Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM to benefit the Funds.

     Consistent with federal law, ING IM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. The judgment of ING IM, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING IM's opinion as to which services and which means of payment are in the long-term best interests of their clients.

     ING IM may buy or sell the same security at or about the same time for a Fund and another advisory client of ING IM, including clients in which affiliates of ING IM have an interest. ING IM normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold.

In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows*:

          FUND                                                    FISCAL YEAR ENDED MAY 31, 2005
          ----                                                    ------------------------------
          ING Balanced                                                   $         181,302
          ING Index Plus LargeCap                                        $         370,025
          ING Index Plus MidCap                                          $         308,596
          ING Index Plus SmallCap                                        $         133,039
          ING Strategic Allocation Balanced                              $         163,716
          ING Strategic Allocation Growth                                $         165,391
          ING Strategic Allocation Income                                $          54,384

          FUND                                                    FISCAL YEAR ENDED MAY 31, 2004
          ----                                                    ------------------------------
          ING Balanced                                                   $         218,361
          ING Index Plus LargeCap                                        $         417,998
          ING Index Plus MidCap                                          $         281,189
          ING Index Plus SmallCap                                        $         138,776
          ING Strategic Allocation Balanced                                            N/A
          ING Strategic Allocation Growth                                              N/A
          ING Strategic Allocation Income                                              N/A

          FUND                                                    FISCAL YEAR ENDED MAY 31, 2003
          ----                                                    ------------------------------
          ING Balanced                                                   $         309,977
          ING Index Plus LargeCap                                        $         456,116
          ING Index Plus MidCap                                          $         172,526
          ING Index Plus SmallCap                                        $          84,023
          ING Strategic Allocation Balanced                                            N/A
          ING Strategic Allocation Growth                                              N/A
          ING Strategic Allocation Income                                              N/A

     For the fiscal year ended May 31, 2005, commissions in the amount listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

                        FUND                                  COMMISSIONS PAID ON TOTAL TRANSACTIONS
                        ----                                  --------------------------------------
     ING Balanced                                                        $          28,816
     ING Index Plus LargeCap                                             $         234,971
     ING Index Plus MidCap                                               $             973
     ING Index Plus SmallCap                                                          None
     ING Strategic Allocation Balanced                                   $          20,965
     ING Strategic Allocation Growth                                     $          21,329
     ING Strategic Allocation Income                                     $           6,610

     For the fiscal year ended May 31, 2004, commissions in the amount listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

                        FUND                                  COMMISSIONS PAID ON TOTAL TRANSACTIONS
                        ----                                  --------------------------------------
     ING Index Plus LargeCap                                             $          52,907
     ING Index Plus MidCap                                               $          21,494
     ING Index Plus SmallCap                                             $         273,454
     ING Strategic Allocation Balanced                                   $          16,578

     ING Strategic Allocation Growth                                     $          16,951
     ING Strategic Allocation Income                                     $          16,914

     * The Funds do not have any affiliated brokerage arrangements.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

     During the fiscal years ended May 31, 2005, 2004 and 2003, none of the Funds used affiliated brokers to execute portfolio transactions.

     During the fiscal year ended May 31, 2005, the following Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as March 31, 2005:

FUND                                            SECURITY DESCRIPTION                                    MARKET VALUE
----                                            --------------------                                    ------------
ING Balanced Fund                               AG Edwards, Inc.                                     $       105,754
                                                Bank of America Corp.                                      3,778,783
                                                Bear Stearns & Co.                                           228,366
                                                Citigroup, Inc.                                              563,394
                                                Credit Suisse First Boston Corp.                             190,336
                                                Goldman Sachs Group, Inc.                                    108,940
                                                JP Morgan Chase & Co.                                        837,561
                                                Legg Mason, Inc.                                              99,602
                                                Lehman Brothers Holdings, Inc.                               907,052
                                                Merrill Lynch & Co., Inc.                                    410,274
                                                Morgan Stanley & Co                                           76,223
                                                Societe Generale                                              79,086
                                                U.S. Bancorp                                                 310,898
                                                Wells Fargo & Co.                                            955,221

ING Equity Income Fund                          Bank of America Corp.                                $     5,354,591
                                                Citigroup, Inc.                                            4,742,799
                                                Goldman Sachs Group, Inc.                                  3,129,750
                                                JP Morgan Chase & Co.                                      2,248,675
                                                Merrill Lynch & Co., Inc.                                  2,656,027
                                                Wells Fargo & Co.                                          1,869,690

ING Growth Fund                                 Goldman Sachs Group, Inc.                            $     1,745,250

ING Small Company Fund                          None                                                 $            --

ING Value Opportunity Fund                      Bank of America Corp.                                $     1,412,760
                                                Wells Fargo & Co.                                          1,250,487
                                                Citigroup, Inc.                                              961,044

FUND                                            SECURITY DESCRIPTION                                    MARKET VALUE
----                                            --------------------                                    ------------
                                                JP Morgan Chase & Co.                                        858,000
                                                Merrill Lynch & Co., Inc.                                    645,694
                                                Lehman Brothers Holdings, Inc.                               184,400
                                                Morgan Stanley & Co                                          940,032

ING Index Plus LargeCap Fund                    Bank of America Corp.                                $     9,919,242
                                                Bear Stearns & Co.                                           807,176
                                                Charles Schwab & Co.                                         104,328
                                                Citigroup, Inc.                                            5,236,276
                                                E*Trade Financial                                            194,513
                                                Goldman Sachs Group, Inc.                                  2,047,500
                                                Lehman Brothers Holdings, Inc.                             2,706,070
                                                Merrill Lynch & Co., Inc.                                  2,151,409
                                                Morgan Stanley & Co                                        3,576,527
                                                Wachovia Securities, LLC                                   3,422,731
                                                Wells Fargo & Co.                                          2,177,781

ING Index Plus MidCap Fund                      AG Edwards, Inc.                                     $       802,860
                                                Jefferies & Co.                                              442,590
                                                Legg Mason, Inc.                                           2,319,530
                                                Raymond James & Associate                                    465,570

ING Index Plus SmallCap Fund                    Investment Technology Group, Inc.                    $       147,458

ING Strategic Allocation Balanced Fund          AG Edwards, Inc                                      $        44,532
                                                Bank of America Corp.                                      1,604,199
                                                Citigroup, Inc.                                               52,844
                                                Credit Suisse First Boston Corp                              754,363
                                                Goldman Sachs & Co                                            56,969
                                                HSBC Securities                                              124,013
                                                JP Morgan Chase & Co.                                        182,150
                                                Legg Mason, Inc.                                              40,433
                                                Lehman Brothers Holdings, Inc.                               368,800
                                                Merrill Lynch & Co., Inc.                                    222,466
                                                Morgan Stanley & Co                                          577,727
                                                Societe Generale                                              43,937
                                                UBS AG                                                       118,492
                                                Wells Fargo & Co.                                            472,856

ING Strategic Allocation Growth Fund            AG Edwards, Inc                                      $        44,202
                                                Bank of America Corp.                                      1,446,673
                                                Citigroup, Inc.                                               15,098
                                                Credit Suisse First Boston Corp                              225,223

FUND                                            SECURITY DESCRIPTION                                    MARKET VALUE
----                                            --------------------                                    ------------
                                                Goldman Sachs Group                                           14,992
                                                HSBC Bank PLC                                                 35,432
                                                JP Morgan Chase & Co.                                         47,515
                                                Legg Mason, Inc                                               42,323
                                                Lehman Brothers Holdings, Inc.                               396,460
                                                Merrill Lynch & Co., Inc.                                    217,040
                                                Morgan Stanley & Co                                          582,623
                                                Societe Generale                                              17,575
                                                UBS AG                                                       173,478
                                                Wachovia Corp                                                355,250
                                                Wells Fargo & Co                                             450,054

ING Strategic Allocation Income Fund            AG Edwards, Inc                                      $        12,269
                                                Bank of America Corp.                                        583,578
                                                Citigroup, Inc.                                               43,138
                                                Credit Suisse First Boston Corp                              688,848
                                                Goldman Sachs Group                                           45,975
                                                HSBC Bank PLC                                                 97,439
                                                JP Morgan Chase & Co.                                        114,547
                                                Legg Mason, Inc                                               11,341
                                                Lehman Brothers Holdings, Inc.                               110,640
                                                Merrill Lynch & Co., Inc.                                     60,771
                                                Morgan Stanley & Co                                          163,526
                                                Societe Generale                                              26,362
                                                UBS AG                                                        36,399
                                                Wachovia Corp                                                102,008
                                                Wells Fargo & Co                                             120,216

                                 CODE OF ETHICS

     The Funds, the Adviser, the Sub-Adviser and the Distributor have adopted a code of ethics ("Code of Ethics") or written supervisory procedures) governing personal trading activities of all Directors and Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds' shares. The Code of Ethics also prohibits short-term trading of a Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Department and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.



                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

     The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

     The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts.

CROSS INVESTING

     Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

     DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

     Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

SIGNATURE GUARANTEE

     A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

     As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such modes. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

     Options on securities, currencies, futures and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by ING Precious Metals Fund's custodian bank or other broker-dealers or banks approved by ING Precious Metals Fund, on each date that the NYSE is open for business.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued there-under, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify as a regulated investment company ("RIC") under the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and short-term capital gain) and at least 90% of certain tax-exempt interest each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

     If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. However, although the Fund would not be able to pass through distributions of long-term capital gains to its shareholders under the rules generally applicable to RICs, its distributions may constitute qualified dividends generally taxable to individuals at long-term capital gain rates and may be eligible for the corporate dividends-received deduction (see -- DISTRIBUTIONS below). If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

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

     DISTRIBUTIONS

     Distributions of investment company taxable income (including short-term capital gain) generally are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction, and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent that such distributions are attributable to a Fund's dividend income from certain corporations and other applicable requirements are met, including, in the case of corporate dividends received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Distributions of short term capital gains from assets held for one year or less will be taxed as ordinary income. Generally, distributions from a fund are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gain and on qualified dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying lon-term capital gains or qualifyin dividends earned by the Fund that would be eligible for the 15% rate. Qualified dividends are generally dividends form taxable domestic corporations and certain qualified foreign corporations, provided that the Fund has held the stock in such corporation for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.


     ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

     Certain debt securities acquired by a Fund may be treated as having original issue discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

     PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if 75% or more of its gross income is passive income (including dividends, interest, royalties, rents and certain other types of investment income), or if 50% or more of the company's assets are held for the production of such passive income in a taxable year. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as

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

well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

     FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will generally be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will generally be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as U.S. source income.

     OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call

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

option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the Fund's taxable year, if the position is held throughout the 60-day period beginning on the date such transaction is closed and certain other conditions are met.

     Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed at the tax rate of tax applicable to ordinary income.

     Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

     SHORT SALES AGAINST THE BOX

     If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of

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

a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying companies' fees and expenses.

     SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hand. Capital gain generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate on long-term gains for individual taxpayers is 15%.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

     BACKUP WITHHOLDING

     Each Fund generally will be required to make backup withholding of federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require (2) the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

     FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt form U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

     OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN QUOTATION

     Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)(TO THE POWER OF n) = ERV

Where:   P      = a hypothetical initial payment of $1,000,
         T      = the average annual total return,
         n      = the number of years, and
         ERV    = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         All total return figures assume that all dividends are reinvested when paid.

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

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

     Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(TO THE POWER OF n) = ATV SUB(D)

Where: P          = a hypothetical initial payment of $1,000,
       T          = the average annual total return (after taxes on
                    distributions),
       n          = the number of years, and
       ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

     Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one-, five- and ten-years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)(TO THE POWER OF n) = ATV SUB(DR)

Where:  P           = a hypothetical initial payment of $1,000,
        T           = the average annual total return (after taxes on
                      distributions),
        n           = the number of years, and

        ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions and redemption.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

     A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge, if any, but may also show total return without giving effect to that charge. Total returns and yields are based on past results and are not necessarily a prediction of future performance.


                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Global Science and Technology Fund, Bond Fund, Balanced Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund Index Plus Small Cap Fund, Strategic Allocation Balanced Fund, Strategic Allocation Growth Fund and Strategic Allocation Income Fund offer Class O shares to the public. This SAI only discusses Class O shares for Balanced Fund, Index Plus LargeCap Fund, Index Plus MidCap Fund, Index Plus SmallCap Fund, Strategic Allocation Balanced Fund, Strategic Allocation Growth Fund and Strategic Allocation Income Fund.

     The average total returns from commencement of operations to May 31, 2005 are as follows:

FUND NAME                                        1 YEAR      5 YEARS    10 YEARS    SINCE INCEPTION    INCEPTION DATE
---------                                        ------      -------    --------    ---------------    --------------
BALANCED                                                                                       6.71%      9/15/2004
Class O                                              N/A         N/A         N/A
Class O (after taxes on distributions)               N/A         N/A         N/A
Class O (after taxes on distributions
and sale of Fund shares)                             N/A         N/A         N/A
INDEX PLUS LARGECAP
  Class O                                           8.27%        N/A         N/A               0.31%     08/01/2001
  Class O (after taxes on distributions)            8.09%        N/A         N/A               0.05%
  Class O (after taxes on distributions
  and sale of Fund shares)                          5.61%        N/A         N/A               0.14%
INDEX PLUS MIDCAP
  Class O                                          12.91%        N/A         N/A               7.91%     08/01/2001
  Class O (after taxes on distributions)           12.82%        N/A         N/A               7.80%
  Class O (after taxes on distributions
  and sale of Fund shares)                          8.50%        N/A         N/A               6.77%

FUND NAME                                        1 YEAR      5 YEARS    10 YEARS    SINCE INCEPTION    INCEPTION DATE
---------                                        ------      -------    --------    ---------------    --------------
INDEX PLUS SMALLCAP
  Class O                                          15.52%        N/A         N/A               9.99%     08/01/2001
  Class O (after taxes on distributions)           14.65%        N/A         N/A               9.71%
  Class O (after taxes on distributions
  and sale of Fund shares)                         10.47%        N/A         N/A               8.53%
STRATEGIC ALLOCATION BALANCED (1)
  Class A                                           2.82%       0.60%       3.36%                        01/20/1997
  Class A (after taxes on distributions)            2.54%       0.09%       1.98%
  Class A (after taxes on distributions
  and sale of Fund shares)                          2.03%       0.21%       2.09%
STRATEGIC ALLOCATION GROWTH (1)
  Class A                                           3.84%      (0.63)%      3.27%                        01/20/1997
  Class A (after taxes on distributions)            3.67%      (0.90)%      1.72%
  Class A (after taxes on distributions
  and sale of Fund shares)                          2.69%      (0.67)%      1.94%
STRATEGIC ALLOCATION INCOME (1)
  Class A                                           1.57%       1.92%       3.94%                        01/20/1997
  Class A (after taxes on distributions)            1.11%       1.08%       2.30%
  Class A (after taxes on distributions
  and sale of Fund shares)                          1.19%       1.12%       2.41%


(1) Class O shares for Strategic Allocation Balanced, Strategic Allocation Growth, Strategic Allocation Income had not commenced operations as of the dated of this SAI. The figures above provide information for Class A shares of the Funds.

                                    CUSTODIAN

     The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

     DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer and dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

     Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as an independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                              FINANCIAL STATEMENTS

     The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the fiscal year ended May 31, 2005 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                        REVISION DATE: SEPTEMBER 28, 2005

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Fund's custodian and therefore will not be voted.

III.     APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.      VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

         A.    Routine Matters

         TheAgent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

               2.  NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
               Section IV.B. above and Section V. below.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No

                   Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as
               EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

               If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

               If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.       CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote within Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.      REPORTING AND RECORD RETENTION

         A. Reporting by the Funds Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

         B. Reporting to the Boards At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals,
               (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS


ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

NAME:                                                         DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES


I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         TheAgent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.  NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

       NAME                                                    TITLE OR AFFILIATION
Stanley D. Vyner                    Chief Investment Risk Officer and Executive Vice President, ING Investments,
                                    LLC

Todd Modic                          Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and
                                    Chief Financial Officer of the ING Funds

Maria Anderson                      Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                        Proxy Coordinator for the ING Funds and Manager - Special Projects, ING Funds
                                    Services, LLC

Julius Drelick                      Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.             Counsel, ING Americas US Legal Services

Steve Wastek, Esq.                  Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

Voting on director nominees in uncontested elections           Case-by-Case
not subject to specific policies described herein

Voting on director nominees in any cases in which              Case-by-Case
application of the policies described herein would
result in withholding

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
votes from the majority of independent outside
directors sitting on a board, or removal of such
directors would negatively impact majority board
independence

Votes from a nominee who, during both of the most                Withhold
recent two years, attended less than 75% of the
board and committee meetings without a valid reason
for the absences. Do not withhold votes in
connection with attendance issues for nominees who
have served on the board for less than the two most
recent years.

Votes from a nominee who has failed to remove                    Withhold
restrictive (dead-hand, slow-hand, no-hand) features
from a poison pill only in cases for which
culpability for implementation or renewal of the
pill in such form can be specifically attributed to
the nominee

Provided that a nominee served on the board during               Withhold
the relevant time period, votes from a nominee who
has failed to implement a shareholder proposal that
was approved by (1) a majority of the issuer's
shares outstanding (most recent annual meeting) or
(2) a majority of the votes cast for two consecutive
years. However, in the case of shareholder proposals
seeking shareholder ratification of a poison pill,
generally DO NOT WITHHOLD votes from a nominee in
such cases if the company has already implemented a
policy that should reasonably prevent abusive use of
the pill.

Votes from inside directors or affiliated outside                Withhold
directors who sit on the audit committee

Votes from inside directors or affiliated outside            Do Not Withhold
directors who sit on the nominating or compensation
committee, provided that such committee meets the
applicable independence requirements of the relevant
listing exchange. However, consider such nominees on
a CASE-BY-CASE basis if the committee is majority
insider-controlled.

Votes from inside directors or affiliated outside            Do Not Withhold
directors if the full board serves as the
compensation or nominating committee OR has not
created one or both committees, provided that the
issuer is in compliance with all provisions of the
listing exchange in connection with performance of
relevant functions (E.G., performance of relevant
functions by a majority of independent directors in
lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay              Case-by-Case
for

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
performance disconnect" or other form of excessive
executive compensation practices, nominees who sit
on the compensation committee, provided that such
nominees served on the board during the relevant
time period, but DO NOT WITHHOLD votes for this
reason from the pay package recipient if also
sitting for election but not a compensation
committee member.

Independent outside director nominees serving on the               For
audit committee, but if total non-audit fees exceed
the total of audit fees, audit-related fees and tax
compliance and preparation fees, do vote against
auditor ratification if concerns exist that
remuneration for the non-audit work is so lucrative
as to taint the auditor's independence.

Inside director or affiliated outside director                 Case-by-Case
nominees in cases in which the full board is not
majority independent, excluding any non-voting
director (E.G., director emeritus or advisory
director) in calculations with respect to majority
board independence

Nominees who sit on up to (and including) six public               For
company boards, unless the nominee is also CEO of a
public company, in which case the public company
board threshold shall be three

Nominees who are not public company CEOs but sit on            Case-by-Case
more than six public company boards, or public
company CEO nominees who sit on more than three
public company boards

Proposals Regarding Board Composition or Board Service

   -  Shareholder proposals to impose new board                   Against
      structures or policies, including those
      requiring that the positions of Chairman and
      CEO be held separately, except consider such
      proposals on a CASE-BY-CASE basis if the board
      is not majority independent or pervasive
      corporate governance concerns have been
      identified.

   -  Shareholder proposals seeking more than a                   Against
      simple majority of independent directors

   -  Shareholder proposals asking that board                     Against
      compensation and/or nominating committees be
      composed exclusively of independent directors

   -  Shareholder proposals to limit the number of                Against
      public company boards on which a director may
      serve

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Shareholder proposals that seek to redefine                 Against
      director independence or directors' specific
      roles (E.G., responsibilities of the lead
      director)

   -  Shareholder proposals requesting creation of                Against
      additional board committees or offices, except
      as otherwise provided for herein

   -  Shareholder proposals that seek creation of an                For
      audit, compensation or nominating committee of
      the board, unless the committee in question is
      already in existence or the issuer has availed
      itself of an applicable exemption of the
      listing exchange (E.G., performance of
      relevant functions by a majority of
      independent directors in lieu of the formation
      of a separate committee)

   -  Shareholder proposals to limit the tenure of                Against
      outside directors

   -  Shareholder proposals to impose a mandatory                 Against
      retirement age for outside directors, but
      generally DO NOT VOTE AGAINST management
      proposals seeking to establish a retirement
      age for directors

Shareholder proposals requiring directors to own a                Against
minimum amount of company stock in order to qualify
as a director or to remain on the board

Director and Officer Indemnification and Liability             Case-by-Case
Protection

   -  Limit or eliminate entirely directors' and                  Against
      officers' liability for monetary damages for
      violating the duty of care

   -  Proposals that would expand coverage beyond                 Against
      just legal expenses to acts, such as
      negligence, that are more serious violations
      of fiduciary obligation than mere carelessness

   -  Proposals providing such expanded coverage in                 For
      cases when a director's or officer's legal
      defense was unsuccessful if:

      (1)  The director was found to have acted in
          good faith and in a manner that he
          reasonably believed was in the best
          interests of the company, and
      (2)  Only if the director's legal expenses
          would be covered

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections            Case-by-Case

Reimburse proxy solicitation expenses                          Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in                 For
cases of high non-audit fees

Non-Audit Services

   -  Approval of auditors when total non-audit fees           Case-by-Case
      exceed the total of audit fees, audit-related
      fees and tax compliance and preparation fees.
      Vote AGAINST management proposals to ratify
      auditors in cases in which concerns exist that
      remuneration for the non-audit work is so
      lucrative as to taint the auditor's
      independence. If such concerns exist or an
      issuer has a history of questionable
      accounting practices, also vote FOR
      shareholder proposals asking the issuer to
      present its auditor annually for ratification,
      but in other cases generally vote AGAINST.

Auditor Independence

   -  Shareholder proposals asking companies to                Case-by-Case
      prohibit their auditors from engaging in
      non-audit services or capping the level of
      non-audit services

Audit Firm Rotation

   -  Shareholder proposals asking for mandatory                  Against
      audit firm rotation

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

   -  Proposals to classify                                       Against

   -  Proposals to repeal classified boards and to                  For
      elect all directors annually

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Shareholder Ability to Remove Directors

   -  Proposals that provide that directors may be                Against
      removed only for cause

   -  Proposals to restore shareholder ability to                   For
      remove directors with or without cause

   -  Proposals that provide that only continuing                 Against
      directors may elect replacement to fill board
      vacancies

   -  Proposals that permit shareholders to elect                   For
      directors to fill board vacancies

Cumulative Voting

   -  Management proposals to eliminate cumulative                  For
      voting, unless the company maintains a
      classified board of directors

   -  Shareholder proposals to restore or permit                    For
      cumulative voting, in cases in which the
      company maintains a classified board of
      directors

Shareholder Ability to Call Special Meetings

   -  Proposals to restrict or prohibit shareholder               Against
      ability to call special meetings

   -  Proposals that remove restrictions on the                     For
      right of shareholders to act independently of
      management

Shareholder Ability to Act by Written Consent

   -  Proposals to restrict or prohibit shareholder               Against
      ability to take action by written consent

   -  Proposals to allow or make easier shareholder                 For
      action by written consent

Shareholder Ability to Alter the Size of the Board

   -  Proposals that seek to fix the size of the               Case-by-Case
      board

   -  Proposals that give management the ability to               Against
      alter the size of the board without
      shareholder approval

TENDER OFFER DEFENSES

Poison Pills

   -  Proposals that ask a company to submit its                    For
      poison pill for shareholder ratification,
      unless a policy has already

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      been implemented by the company that should
      reasonably prevent abusive use of the pill

   -  Shareholder proposals to redeem a company's              Case-by-Case
      poison pill

   -  Management proposals to ratify a poison pill             Case-by-Case

Fair Price Provisions

   -  Proposals to adopt fair price provisions                 Case-by-Case

   -  Fair price provisions with shareholder vote                 Against
      requirements greater than a majority of
      disinterested shares

Greenmail

   -  Proposals to adopt antigreenmail charter or                   For
      bylaw amendments or otherwise restrict a
      company's ability to make greenmail payments

   -  Antigreenmail proposals when they are bundled            Case-by-Case
      with other charter or bylaw amendments

Pale Greenmail                                                 Case-by-Case

Unequal Voting Rights

   -  Dual-class exchange offers                                  Against

   -  Dual-class recapitalizations                                Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

   -  Management proposals to require a                           Against
      supermajority shareholder to approve
      charter and bylaw amendments

   -  Shareholder proposals to lower supermajority                  For
      shareholder vote requirements for charter and
      bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

   -  Management proposals to require a                           Against
      supermajority shareholder vote to approve
      mergers and other significant business
      combinations

   -  Shareholder proposals to lower supermajority                  For
      shareholder vote requirements for mergers and
      other

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      significant business combinations

White Squire Replacements                                           For

MISCELLANEOUS

Shareholder proposals to adopt confidential voting,                 For
use independent tabulators, and use independent
inspectors of election

Management proposals to adopt confidential voting                   For

Open Access

   -  Shareholder proposals seeking open access to             Case-by-Case
      management's proxy material in order to
      nominate their own candidates to the board

Majority Voting Standard

   -  Management proposals seeking election of                      For
      directors by the affirmative vote of the
      majority of votes cast in connection with a
      meeting of shareholders

   -  Shareholder proposals seeking adoption of the               Against
      majority voting standard

   -  Proposals seeking adoption of the majority               Case-by-Case
      voting standard for issuers with a history of
      board malfeasance

Bundled or "Conditioned" Proxy Proposals                       Case-by-Case

Shareholder Advisory Committees                                Case-by-Case

Management proposals for Other Business, in                         For
connection with proxies of U.S. issuers

Proposals to lower quorum requirements for                     Case-by-Case
shareholder meetings below a majority of the shares
outstanding

CAPITAL STRUCTURE

Common Stock Authorization

   -  Proposals to increase the number of shares of            Case-by-Case
      common stock, taking into consideration
      whether intention exists to significantly
      dilute shareholders proportionate interest or
      to be unduly dilutive to shareholders'
      proportionate interest. Except where otherwise
      indicated, the Agent's proprietary approach,
      utilizing quantitative criteria (E.G.,
      dilution, peer group

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      comparison, company performance and history) to
      determine appropriate thresholds, will
      generally be utilized in evaluating such
      proposals.

      -  Proposals to authorize capital increases                   For
         within the Agent's allowable thresholds.
         Consider on a CASE-BY-CASE basis those
         requests exceeding the Agent's threshold
         for proposals in connection with which a
         contrary recommendation from the Investment
         Professional(s) has been received and is to
         be utilized.

      -  Proposals to authorize capital increases                   For
         within the Agent's allowable thresholds,
         unless the company states that the stock
         may be used as a takeover defense. In those
         cases, consider on a CASE-BY-CASE basis if
         a contrary recommendation from the
         Investment Professional(s) has been
         received and is to be utilized.

      -  Proposals to authorize capital increases                   For
         exceeding the Agent's thresholds when a
         company's shares are in danger of being
         delisted or if a company's ability to
         continue to operate as a going concern is
         uncertain.

   -  Proposals to increase the number of authorized              Against
      shares of the class of stock that has superior
      voting rights in companies that have
      dual-class capitalization structures

   -  Shareholder proposals to eliminate dual class                 For
      capital structures with unequal voting rights
      in cases in which the relevant Fund owns the
      class with inferior voting rights, but
      generally vote AGAINST such proposals in cases
      in which the relevant Fund owns the class with
      superior voting rights.

Stock Distributions: Splits and Dividends

   -  Management proposals to increase common share                 For
      authorization for a stock split, provided that
      the increase in authorized shares falls within
      the Agent's allowable thresholds, but consider
      on a CASE-BY-CASE basis those proposals
      exceeding the Agent's threshold for proposals
      in connection with which a contrary
      recommendation from the Investment
      Professional(s) has been received and is to be
      utilized

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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Reverse Stock Splits

   -  Management proposals to implement a reverse                   For
      stock split when the number of shares
      authorized for issue is proportionately
      reduced

   -  Proposals to implement a reverse stock split             Case-by-Case
      that do not proportionately reduce the number
      of shares of authorized for issue

Preferred Stock

   -  Proposals authorizing the creation of new                   Against
      classes of preferred stock with unspecified
      voting, conversion, dividend distribution, and
      other rights ("blank check" preferred stock)

   -  Proposals to create blank check preferred                     For
      stock in cases where the company expressly
      states that the stock will not be used as a
      takeover defense. Generally vote AGAINST in
      cases where the company expressly states that
      the stock may be used as a takeover defense.

   -  Proposals to authorize preferred stock in                     For
      cases where the company specified the voting,
      dividend, conversion, and other rights of such
      stock and the terms of the preferred stock
      appear reasonable

   -  Proposals to increase the number of blank                Case-by-Case
      check preferred shares after analyzing the
      number of preferred shares available for issue
      given a company's industry performance in
      terms of shareholder returns

Shareholder proposals to have blank check preferred                 For
stock placements, other than those shares issued for
the purpose of raising capital or making
acquisitions in the normal course of business,
submitted for shareholder ratification

Management Proposals to Reduce the Par Value of                     For
Common Stock

Shareholder Proposals that Seek Preemptive Rights or           Case-by-Case
Management Proposals that Seek to Eliminate Them

Debt Restructuring                                             Case-by-Case

Share Repurchase Programs                                           For

Management Proposals to Cancel Repurchased Shares                   For

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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Tracking Stock                                                 Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee                Case-by-Case
benefit plans, unless otherwise provided for herein,
with voting decisions generally based on the Agent's
quantitative approach to evaluating such plans,
which includes determination of costs and comparison
to an allowable cap. Generally vote in accordance
with the Agent's recommendations FOR equity-based
plans with costs within such cap and AGAINST those
with costs in excess of it, but consider plans
CASE-BY-CASE if the Agent raises other
considerations with respect to the plan.

Management Proposals Seeking Approval to Reprice               Case-by-Case
Options

Management Proposals Seeking Approval of                          Against
Compensation Plans that Permit Repricing of Stock
Options without Shareholder Approval

Director Compensation, with voting decisions                   Case-by-Case
generally based on the Agent's approach as described
above

Employee Stock Purchase Plans                                  Case-by-Case

OBRA-Related Compensation Proposals

   -  Amendments that Place a Cap on Annual Grants                  For
      or Amend Administrative Features

   -  Amendments to Add Performance-Based Goals                     For

   -  Amendments to Increase Shares and Retain Tax             Case-by-Case
      Deductions Under OBRA

   -  Approval of Cash or Cash-and-Stock Bonus Plan                 For

Shareholder Proposals Regarding Executive and
Director Pay

   -  Proposals that seek disclosure of the                       Against
      remuneration of individuals other than senior
      executives and directors

   -  Proposals that seek to impose new compensation              Against
      structures or policies, unless evidence exists
      of abuse in historical compensation practices,
      and except as otherwise provided for herein

Golden and Tin Parachutes

   -  Shareholder proposals to have golden and tin                  For
      parachutes submitted for shareholder
      ratification,

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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      provided that such "parachutes" specify
      change-in-control events and that the proposal
      does not include unduly restrictive or
      arbitrary provisions such as advance approval
      requirements

   -  Shareholder proposals to submit executive                   Against
      severance agreements that do not specify
      change-in-control events, Supplemental
      Executive Retirement Plans or deferred
      executive compensation plans for shareholder
      ratification, unless such ratification is
      required by the listing exchange

   -  All proposals to ratify or cancel golden or              Case-by-Case
      tin parachutes

Employee Stock Ownership Plans (ESOPs)                              For

401(k) Employee Benefit Plans                                       For

Shareholder proposals to expense stock options,                     For
unless company has already publicly committed to
expensing options by a specific date

Shareholder proposals requiring mandatory periods                 Against
for officers and directors to hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                              Case-by-Case

Voting on Reincorporation Proposals                            Case-by-Case

   -  Management reincorporation proposals upon                     For
      which another key proposal, such as a merger
      transaction, is contingent if the other key
      proposal is also supported

   -  Shareholder reincorporation proposals not also              Against
      supported by the company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                       Case-by-Case

Corporate Restructuring                                        Case-by-Case

Spinoffs                                                       Case-by-Case

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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Asset Sales                                                    Case-by-Case

Liquidations                                                   Case-by-Case

Appraisal Rights                                                    For

Changing Corporate Name                                             For

Adjournment of Meeting

   -  Proposals to adjourn a meeting when the primary               For
      proposal is also voted FOR

MUTUAL FUND PROXIES

Election of Directors                                          Case-by-Case

Converting Closed-end Fund to Open-end Fund                    Case-by-Case

Proxy Contests                                                 Case-by-Case

Investment Advisory Agreements                                 Case-by-Case

Approving New Classes or Series of Shares                           For

Preferred Stock Proposals                                      Case-by-Case

1940 Act Policies                                              Case-by-Case

Changing a Fundamental Restriction to Nonfundamental           Case-by-Case
Restriction

Change Fundamental Investment Objective to Nonfundamental      Case-by-Case

Name Rule Proposals                                            Case-by-Case

Disposition of Assets/Termination/Liquidation                  Case-by-Case

Changes to the Charter Document                                Case-by-Case

Changing the Domicile of a Fund                                Case-by-Case

Change in Fund's Subclassification                             Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors             For
Without Shareholder Approval

Distribution Agreements                                        Case-by-Case

Master-Feeder Structure                                             For

Mergers                                                        Case-by-Case

Shareholder Proposals to Establish Director Ownership             Against

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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------

Requirement

Reimburse Shareholder for Expenses Incurred                    Case-by-Case

Terminate the Investment Advisor                               Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of     Case-by-Case
factors may go into each analysis, the overall principle
guiding all vote recommendations focuses on how or whether
the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to
relevant, non-public information regarding a company's
business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders)
latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct,       Against
apply existing law or release information that would not
help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the
issuer, compelling evidence of abuse, significant public
controversy or litigation, the issuer's significant history
of relevant violations; or activities not in step with
market practice or regulatory requirements, or unless
provided for otherwise herein.

   - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

      -  consumer and public safety
      -  environment and energy
      -  labor standards and human rights
      -  military business and political concerns
      -  workplace diversity and non-discrimination
      -  sustainability
      -  social issues
      -  vendor activities
      -  economic risk, or
      -  matters of science and engineering

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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting           Against
against such proposal because relevant disclosure by
the issuer, or the time provided for consideration of such
disclosure, is inadequate, unless otherwise provided for
herein

Routine Management Proposals                                        For

   -  The opening of the shareholder meeting                        For

   -  That the meeting has been convened under local                For
      regulatory requirements

   -  The presence of quorum                                        For

   -  The agenda for the shareholder meeting                        For

   -  The election of the chair of the meeting                      For

   -  The appointment of shareholders to co-sign the minutes        For
      of the meeting

   -  Regulatory filings (E.G., to effect approved share            For
      issuances)

   -  The designation of inspector or shareholder                   For
      representative(s) of minutes of meeting

   -  The designation of two shareholders to approve and            For
      sign minutes of meeting

   -  The allowance of questions                                    For

   -  The publication of minutes                                    For

   -  The closing of the shareholder meeting                        For

   -  Other similar routine management proposals                    For

Discharge of Management/Supervisory Board Members

   -  Management proposals seeking the discharge of                 For
      management and supervisory board members, unless there
      is concern about the past actions of the

                                       33
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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      company's auditors or directors or legal action is
      being taken against the board by other shareholders

Director Elections

   -  Votes on director nominees not subject to policies         Case-by-Case
      described herein. Unless otherwise provided for
      herein, the Agent's standards with respect to
      determining director independence shall apply. These
      standards generally provide that, to be considered
      completely independent, a director shall have no
      material connection to the company other than the
      board seat. Agreement with the Agent's independence
      standards shall not dictate that a Fund's vote shall
      be cast according to the Agent's corresponding
      recommendation. Further, the application of Guidelines
      in connection with such standards shall apply only in
      cases in which the nominee's level of independence can
      be ascertained based on available disclosure.

   -  For issuers domiciled in Bermuda, Canada, Cayman             Against
      Islands, British Virgin Islands or other tax haven
      markets, non-independent directors in cases in which
      the full board serves as the audit committee, or the
      company does not have an audit committee

   -  For issuers in all markets, including those in tax           Against
      haven markets and those in Japan that have adopted the
      U.S.-style board-with-committees structure,
      non-independent directors who sit on the audit
      committee unless the slate of nominees is bundled, in
      which case the proposal(s) to elect board members
      shall be considered on a case-by-case basis.

   -  In tax haven markets, non-independent directors in       Do Not Vote Against
      cases in which the full board serves as the
      compensation committee, or the company does not
      have a compensation committee

   -  Non-independent directors who sit on the compensation    Do Not Vote Against
      or nominating committees, provided that such
      committees meet the applicable independence
      requirements of the relevant listing exchange

   -  In cases in which committee membership is unclear,         Case-by-Case
      non-independent director nominees if no other issues

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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      have been raised in connection with his/her nomination

Independent Statutory Auditors

   -  With respect to Japanese companies that have not            Against
      adopted the U.S.-style board-with-committees
      structure, any nominee to the position of "independent
      statutory auditor" whom the Agent considers
      affiliated, E.G., if the nominee has worked a
      significant portion of his career for the company, its
      main bank or one of its top shareholders. Where
      shareholders are forced to vote on multiple nominees
      in a single resolution, vote against all nominees.

Nominating Committee

   -  Proposals that permit non-board members to serve on         Against
      the nominating committee

Retirement Bonuses

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors:

   -  Proposals if all payments are for directors and               For
      auditors who have served as executives of the company

   -  Proposals if one or more payments are for                   Against
      non-executive, affiliated directors or statutory
      auditors; when one or more of the individuals to whom
      the grants are being proposed (1) has not served in an
      executive capacity for the company for at least three
      years or (2) has been designated by the company as an
      independent statutory auditor, regardless of the
      length of time he/she has served

Stock Option Plans

   -  With respect to Japanese companies, proposals               Against
      regarding option grants to independent internal
      statutory auditors, following the Agent's guidelines

Shares Reserved for Issuance of Options or Employee
Share-Purchase Plans

   -  Option plans, or the issuance of shares in connection       Against
      with such plans, that provide discounts to executives,
      are administered by potential grant recipients, or are
      markedly out of line with market practice

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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Proposals in connection with option plans or             Case-by-Case
      the issuance of shares in connection with them
      in other instances

General Share Issuances

   -  Proposals to issue shares (with or without                  Against
      preemptive rights) in cases in which concerns
      have been identified by the Agent with respect
      to inadequate disclosure, inadequate
      restrictions on discounts, or authority to
      refresh share issuance amounts without prior
      shareholder approval

   - Proposals in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution

Director Remuneration                                          Case-by-Case

   -  Proposals to approve the remuneration of                      For
      directors as long as the amount is not
      excessive and there is no evidence of abuse

Approval of Financial Statements and Director and
Auditor Reports

   -  Management proposals seeking approval of                      For
      financial accounts and reports, unless there
      is concern about the company's financial
      accounts and reporting

Remuneration of Auditors

   -  Proposals to authorize the board to determine                 For
      the remuneration of auditors, unless there is
      evidence of excessive compensation relative to
      the size and nature of the company

Indemnification of Auditors                                       Against

Allocation of Income and Dividends

   -  Management proposals concerning allocation of            Case-by-Case
      income and the distribution of dividends

Stock (Scrip) Dividend Alternatives                                 For

   -  Stock (scrip) dividend proposals that do not                Against
      allow for a cash option unless management
      demonstrates that the cash option is harmful
      to shareholder value

Debt Issuance Requests                                         Case-by-Case

                                       36
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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
When evaluating a debt issuance request, the issuing
company's present financial situation is examined.
The main factor for analysis is the company's
current debt-to-equity ratio, or gearing level. A
high gearing level may incline markets and financial
analysts to downgrade the company's bond rating,
increasing its investment risk factor in the
process. A gearing level up to 100 percent is
considered acceptable.

   -  Debt issuances for companies when the gearing                 For
      level is between zero and 100 percent

   -  Proposals where the issuance of debt will                Case-by-Case
      result in the gearing level being greater than
      100 percent, comparing any such proposed debt
      issuance to industry and market standards

Financing Plans

   -  Adoption of financing plans if they are in the                For
      best economic interests of shareholders

Related Party Transactions                                     Case-by-Case

   -  Approval of such transactions unless the                      For
      agreement requests a strategic move outside
      the company's charter or contains unfavorable
      terms

Capitalization of Reserves

   -  Proposals to capitalize the company's reserves                For
      for bonus issues of shares or to increase the
      par value of shares

Amendments to Articles of Association                          Case-by-Case

   -  That are editorial in nature                                  For

   -  Where shareholder rights are protected                        For

   -  Where there is negligible or positive impact                  For
      on shareholder value

   -  For which management provides adequate reasons                For
      for the amendments

   -  Which the company is required to do so by law                 For
      (if applicable)

   -  With respect to article amendments for
      Japanese companies:

                                       37
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
                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Management proposals to amend a company's                     For
      articles to provide for an expansion or
      reduction in the size of the board, unless the
      expansion/ reduction is clearly
      disproportionate to the growth/decrease in the
      scale of the business

   -  Management proposals regarding amendments to                Against
      authorize share repurchases at the board's
      discretion, unless there is little to no
      likelihood of a "creeping takeover" (major
      shareholder owns nearly enough shares to reach
      a critical control threshold) or constraints
      on liquidity (free float of shares is low),
      and where the company is trading at below book
      value or is facing a real likelihood of
      substantial share sales; or where this
      amendment is bundled with other amendments
      which are clearly in shareholders' interest
      (generally following the Agent's guidelines)

Other Business

   -  Management proposals for Other Business in                  Against
      connection with global proxies, voting
      in accordance with the Agent's market-specific
      recommendations

                                       38